================================================================================
              As filed with the Securities and Exchange Commission
                               on October 1, 2003
                      Registration No. 333-74295; 811-09253

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     Pre-Effective Amendment No. ___                                         [_]
     Post-Effective Amendment No. 66                                         [X]

                                       And

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No. 67                                                        [X]

                                   ----------

                             WELLS FARGO FUNDS TRUST
               (Exact Name of Registrant as specified in Charter)

                                525 Market Street
                             San Francisco, CA 94105
          (Address of Principal Executive Offices, including Zip Code)

                                   ----------

       Registrant's Telephone Number, including Area Code: (800) 643-9691
                                C. David Messman
                        Wells Fargo Funds Management, LLC
                          525 Market Street, 12th Floor
                             San Francisco, CA 94105
                     (Name and Address of Agent for Service)

                                 With a copy to:
                             Robert M. Kurucza, Esq.
                             Marco E. Adelfio, Esq.
                             Morrison & Foerster LLP
                          2000 Pennsylvania Ave., N.W.
                             Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

[X]  Immediately upon filing pursuant to Rule 485(b), or

[_]  60 days after filing pursuant to Rule 485(a)(1), or

[_]  on _________ pursuant to Rule 485(a)(1)

[_]  75 days after filing pursuant to Rule 485(a)(2), or

[_]  on _________ pursuant to Rule 485(a)(2)

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
================================================================================

                                EXPLANATORY NOTE
                                ----------------

        This Post-Effective Amendment No. 66 to the Registration Statement of Wells Fargo Funds Trust is being filed to add the audited financial statements and certain related financial information for the fiscal year ended May 31, 2003 for the Diversified Bond Fund, High Yield Bond Fund, Income Fund, Income Plus Fund, Inflation-Protected Bond Fund, Intermediate Government Income Fund, Limited Term Government Income Fund, Stable Income Fund, Tactical Maturity Bond Fund, WealthBuilder Growth Balanced Portfolio, WealthBuilder Growth & Income Portfolio and WealthBuilder Growth Portfolio, to add the audited financial statements and certain related financial information for the fiscal year ended June 30, 2003 for the Montgomery Short Duration Government Bond Fund and the Montgomery Total Return Bond Fund, and to make certain other non-material changes to the prospectuses and statements of additional information for these funds.

                             WELLS FARGO FUNDS TRUST
                             -----------------------
                              Cross Reference Sheet
                              ---------------------

Form N-1A Item Number
---------------------

Part A    Prospectus Captions
------    ----------------------------------------------------------------------

1         Front and Back Cover Pages
2         Objectives
          Principal Strategies
          Summary of Important Risks
3         Summary of Expenses
          Example of Expenses
4         Objectives
          Principal Strategies
          Summary of Important Risks
          See Individual Fund Summaries
          Additional Strategies and General Investment Risks
5         Not applicable
6         Organization and Management of the Funds
7         Your Account
          How to Buy Shares
          How to Sell Shares
          Income and Gain Distributions
          Taxes
8         Not Applicable
9         See Individual Fund Summaries

Part B    Statement of Additional Information Captions
------    ----------------------------------------------------------------------

10        Cover Page and Table of Contents
11        Capital Stock
          Cover Page
12        Cover Page
          Investment Policies
          Additional Permitted Investment Activities and
          Associated Risks
13        Management
14        Capital Stock
15        Management
          Additional Purchase and Redemption Information
16        Portfolio Transactions
17        Capital Stock
18        Determination of Net Asset Value
          Additional Purchase and Redemption Information
19        Federal Income Taxes
20        Management
21        Performance Calculations
22        Financial Information

Part C    Other Information
------    ----------------------------------------------------------------------

23-30 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                                                                    [LOGO] WELLS
                                                                           FARGO
                                                                           FUNDS

                       [GRAPHIC] Wells Fargo Income Funds

                       Prospectus

                       Wells Fargo High Yield Bond Fund

                       Wells Fargo Income Fund

                       Wells Fargo Income Plus Fund

                       Wells Fargo Inflation-Protected Bond Fund(SM)

                       Wells Fargo Intermediate Government Income Fund

                       Wells Fargo Limited Term Government Income Fund

                       Wells Fargo Montgomery Short Duration
                          Government Bond Fund(SM)

                       Wells Fargo Montgomery Total Return Bond Fund(SM)

                       Wells Fargo Stable Income Fund

                       Class A, Class B, Class C

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                 October 1, 2003

Table of Contents                                                   Income Funds
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Overview                          Objectives and Principal Strategies          4
Important summary information     Summary of Important Risks                   6
about the Funds.                  Performance History                         10
                                  Summary of Expenses                         18

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The Funds                         Key Information                             23
Important information about       High Yield Bond Fund                        24
the individual Funds.             Income Fund                                 28
                                  Income Plus Fund                            32
                                  Inflation-Protected Bond Fund               36
                                  Intermediate Government Income Fund         39
                                  Limited Term Government Income Fund         43
                                  Montgomery Short Duration Government
                                     Bond Fund                                47
                                  Montgomery Total Return Bond Fund           50
                                  Stable Income Fund                          53
                                  Additional Strategies and
                                     General Investment Risks                 56
                                  Organization and Management
                                     of the Funds                             60

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Your Investment                   A Choice of Share Classes                   63
How to open an account and        Reductions and Waivers of Sales Charges     68
how to buy, sell and exchange     Exchanges                                   71
Fund shares.                      Your Account                                72
                                     How to Buy Shares                        75
                                     How to Sell Shares                       77

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Reference                         Additional Services and
Additional information and           Other Information                        79
term definitions.                 Description of Master Portfolio             82
                                  Portfolio Managers                          84
                                  Glossary                                    86

Income Funds Overview
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See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

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FUND                        OBJECTIVE
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High Yield Bond Fund        Seeks total return with a high level of current
                            income.

Income Fund                 Seeks current income and total return.

Income Plus Fund            Seeks to maximize income while maintaining prospects
                            for capital appreciation.

Inflation-Protected         Seeks to provide total return while providing
Bond Fund                   protection against inflation.

Intermediate Government     Seeks current income, consistent with safety of
Income Fund                 principal.

Limited Term Government     Seeks current income while preserving capital.
Income Fund

Montgomery Short Duration   Seeks current income consistent with capital
Government Bond Fund        preservation.

Montgomery Total Return     Seeks total return consisting of income and capital
Bond Fund                   appreciation.

Stable Income Fund          Seeks stability of principal while providing lower
                            volatility total return.

4 Income Funds Prospectus

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PRINCIPAL STRATEGIES
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We invest principally in below investment-grade debt securities (sometimes referred to as "junk bonds" or high yield securities). We invest in corporate debt securities and may buy preferred and other convertible securities. We focus on individual security selection and seek to identify high yield securities that appear comparatively undervalued. We do not manage the Fund's portfolio to a specific maturity or duration.

We invest in a broad spectrum of issues, including U.S. Government obligations, mortgage- and other asset-backed securities, and the debt securities of financial institutions, corporations and others. We establish a target range for the Fund's average portfolio duration based on the average portfolio duration of the mutual funds included in the Lipper Corporate A-Rated Debt Average (which is currently about 4-5 years, but is expected to change frequently).

We invest in corporate and government debt securities and income-producing equity securities selected with particular consideration for their potential to generate current income. We may buy debt securities that are below investment-grade (sometimes referred to as "junk bonds"), as well as debt rated in the lower investment-grade categories. Our equity focus will be on securities issued by companies in industries that tend to pay higher ongoing dividends, such as utilities. We may also buy preferred stock and other convertible securities, as well as the common stock of any size company.

We invest principally in inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury. Under normal circumstances, we expect to maintain a dollar-weighted average maturity between 5 and 20 years.

We invest in fixed and variable rate U.S. Government obligations. Under normal circumstances, we expect the Fund's average duration will range from 3 to 5 years. We also may invest in mortgage- and other asset-backed securities, including collateralized mortgage obligations.

We invest in short- to intermediate-term U.S. Government obligations, although we may invest in securities of any maturity. Under normal circumstances, we expect to maintain a dollar-weighted average maturity between 2 and 5 years. We seek to preserve capital by shortening average maturity when we expect interest rates to increase, and to increase total return by lengthening maturity when we expect interest rates to fall. We also may invest in mortgage- and other asset-backed securities, including collateralized mortgage obligations.

We invest principally in U.S. Government obligations. Generally, the portfolio's overall effective duration is less than that of a 3-year U.S. Treasury note.

We invest in a broad range of investment-grade debt securities, which include U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

The Fund is a gateway fund that invests in short-term investment-grade securities, which include mortgage-backed securities and U.S. Government obligations. We invest in fixed and variable rate dollar-denominated fixed income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations and others.

                                                       Income Funds Prospectus 5

Summary of Important Risks
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This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

..    the individual Fund descriptions beginning on page 24;

..    the "Additional Strategies and General Investment Risks" section beginning on page 56; and

..    the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

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COMMON RISKS FOR THE FUNDS
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Debt Securities

The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government.

Foreign Obligations

Certain Funds invest in securities of foreign issuers. Investments in such securities are subject to potentially less liquidity and greater price volatility, as well as various additional risks, including those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

High Yield Securities

Certain Funds invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as "junk bonds" or high yield securities). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Mortgage- and Other Asset-Backed Securities

Certain Funds invest in mortgage- and other asset-backed securities which may not be guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on a Fund's portfolio. Asset-backed securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.

6 Income Funds Prospectus

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FUND                         SPECIFIC RISKS
--------------------------------------------------------------------------------

High Yield Bond Fund        The Fund is primarily subject to the "Debt
                            Securities" and "High Yield Securities" risks described under "Common Risks for the Funds" on page 6.

Income Fund                 The Fund is primarily subject to the risks
                            described under "Common Risks for the Funds" on page 6.

Income Plus Fund            The Fund is primarily subject to the "Debt
                            Securities," "Foreign Obligations" and "High Yield
                            Securities" risks described under "Common Risks for the Funds" on page 6.

Inflation-Protected         The Fund is primarily subject to the "Debt
Bond Fund                   Securities" and "Mortgage- and Other Asset-Backed
                            Securities" risks described under "Common Risks for the Funds" on page 6. The Fund invests in inflation-protected debt securities that are structured to provide protection against the negative effects of inflation. Inflation is a general rise in the prices of goods and services which can erode an investor's purchasing power.
                            Unlike traditional debt securities whose return is based on the payment of interest on a fixed principal amount, the principal value of inflation-protected debt securities is periodically adjusted according to the rate of inflation and as a result, interest payments will vary. For example, if the index measuring the rate of inflation falls, the principal value of an inflation-protected debt security will fall and the amount of interest payable on such security will consequently be reduced.
                            Conversely, if the index measuring the rate of inflation rises, the principal value on such securities will rise and the amount of interest payable will also increase. The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

Intermediate Government     The Funds are primarily subject to the "Debt
Income Fund and             Securities" and "Mortgage- and Other Asset-Backed
Limited Term Government     Securities" risks described under "Common Risks
Income Fund                 for the Funds" on page 6. We may invest in
                            stripped treasury securities which have greater interest rate risk than traditional government securities with identical credit ratings and like maturities.

                                                       Income Funds Prospectus 7

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FUND                        SPECIFIC RISKS
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Montgomery Short Duration   The Fund is primarily subject to the "Debt
Government Bond Fund        Securities" and "Mortgage- and Other Asset-Backed
                            Securities" risks described under "Common Risks for the Funds" on page 6. We may invest in stripped mortgage-backed securities, which have greater interest rate risk than mortgage-backed securities with like maturities. We may also invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities.

Montgomery Total Return     The Fund is primarily subject to the "Debt
Bond Fund                   Securities," "Foreign Obligations" and "Mortgage-
                            and Other Asset-Backed Securities" risks described under "Common Risks for the Funds" on page 6. We may invest in stripped mortgage-backed securities, which have greater interest rate risk than mortgage-backed securities with like maturities.
                            We may also invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities.

Stable Income Fund          The Fund is primarily subject to the "Debt
                            Securities" and "Mortgage- and Other Asset-Backed
                            Securities" risks described under "Common Risks for the Funds" on page 6.

8 Income Funds Prospectus

                                              This page intentionally left blank
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Performance History
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     The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results.

     The High Yield Bond Fund and the Inflation-Protected Bond Fund have been in operation for less than one calendar year, therefore, no performance information is shown for these Funds.

     The Wells Fargo Montgomery Short Duration Government Bond Fund and the Wells Fargo Montgomery Total Return Bond Fund were organized as the successor funds to the Montgomery Short Duration Government Bond Fund and the Montgomery Total Return Bond Fund, respectively. The predecessor Montgomery funds were reorganized into the Wells Fargo Funds effective at the close of business on June 6, 2003. The historical information shown below and throughout this Prospectus for each successor fund reflects the historical information of its predecessor.

     Income Fund Class A Calendar Year Returns*

                                    [CHART]

                                  [Bar chart]

     '93     8.90%
     '94    (7.00)%
     '95    17.34%
     '96     1.91%
     '97    10.26%
     '98     8.98%
     '99    (3.94)%
     '00    10.90%
     '01     6.64%
     '02     7.64%

     Best Qtr.: Q2 '95 . 6.05%   Worst Qtr.: Q2 '94 . (3.39)%

     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through June 30, 2003, was 4.39%.

10 Income Funds Prospectus

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     The table below provides average annual total return information for the Fund's Class A and Class B shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B shares will vary.

     Average annual total returns/1/
     for the period ended 12/31/02                            1 year   5 years   10 years
                                                              ------   -------   --------
     Class A Returns Before Taxes (Incept. 6/9/87)              2.80%   4.94%      5.45%

     Class A Returns After Taxes on Distributions               0.65%   2.49%      2.77%

     Class A Returns After Taxes on Distributions
        and Sale of Fund Shares                                 1.66%   2.69%      2.96%

     Class B Returns Before Taxes (Incept. 8/5/93)/2/           1.84%   4.82%      5.13%

     LB Aggregate Bond Index/3/                                10.25%   7.55%      7.51%
        (reflects no deduction for fees, expenses or taxes)

     /1/  Returns reflect applicable sales charges.
     /2/ Performance shown for periods prior to the inception of the Class B shares reflects the performance of the Class A shares adjusted for Class B share expenses.
     /3/  Lehman Brothers Aggregate Bond Index.

                                                      Income Funds Prospectus 11

Performance History
--------------------------------------------------------------------------------

     Income Plus Fund Class A Calendar Year Returns*

                                     [CHART]

                                    Bar chart

     '99   (3.47)%
     '00    2.77%
     '01    7.76%
     '02    7.33%

     Best Qtr.: Q1 '01 . 3.39%   Worst Qtr.: Q3 '99 . (1.44)%

     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through June 30, 2003, was 6.88%.

     The table below provides average annual total return information for the Fund's Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/                                      Life
     for the period ended 12/31/02                             1 year   of Fund
                                                               ------   -------
     Class A Returns Before Taxes (Incept. 7/13/98)             2.49%    2.85%

     Class A Returns After Taxes on Distributions               0.09%    0.10%

     Class A Returns After Taxes on Distributions
        and Sale of Fund Shares                                 1.46%    0.86%

     Class B Returns Before Taxes (Incept. 7/13/98)             1.53%    2.82%

     Class C Returns Before Taxes (Incept. 7/13/98)             4.46%    2.93%

     LB Aggregate Bond Index/2/                                10.25%    7.49%
        (reflects no deduction for fees, expenses or taxes)

     /1/  Returns reflect applicable sales charges.
     /2/  Lehman Brothers Aggregate Bond Index.

12 Income Funds Prospectus

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     Intermediate Government Income Fund Class A Calendar Year Returns*/2/

                                     [CHART]

                                    Bar chart

     '93    8.96%
     '94   (6.16)%
     '95   13.75%
     '96    3.13%
     '97    8.72%
     '98    9.65%
     '99   (2.21)%
     '00   11.02%
     '01    6.59%
     '02    9.65%

     Best Qtr.: Q3 '98 . 5.91%   Worst Qtr.: Q2 '94 . (3.73)%

     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through June 30, 2003, was 2.45%.

     The table below provides average annual total return information for the Fund's Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/
     for the period ended 12/31/02                            1 year   5 years   10 years
                                                              ------   -------   --------
     Class A Returns Before Taxes (Incept. 5/2/96)/2/          4.72%    5.85%      5.65%

     Class A Returns After Taxes on Distributions              2.54%    3.42%      3.47%

     Class A Returns After Taxes on Distributions
        and Sale of Fund Shares                                2.83%    3.43%      3.42%

     Class B Returns Before Taxes (Incept. 5/17/96)/3/         3.77%    5.70%      5.35%

     Class C Returns Before Taxes (Incept. 11/8/99)/3/         6.69%    5.80%      5.24%

     LB Intermediate U.S. Gov't Index/4/                       9.64%    7.44%      6.91%
        (reflects no deduction for fees, expenses or taxes)

     /1/  Returns reflect applicable sales charges.
     /2/ Performance shown for periods prior to May 2, 1996 reflects the performance of the Institutional Class shares adjusted to reflect the fees and expenses of the Class A shares. Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Class A shares. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /3/ Performance shown prior to inception reflects the performance shown for the Class A shares adjusted to reflect the fees and expenses of this Class. See Note 2 above for additional information about Class A share performance.
     /4/  Lehman Brothers Intermediate U.S. Government Index.

                                                      Income Funds Prospectus 13

Performance History
--------------------------------------------------------------------------------

     Limited Term Government Income Fund Class A Calendar Year Returns*

                                     [CHART]

                                    Bar chart

     '94   (1.42)%
     '95   12.67%
     '96    3.61%
     '97    7.57%
     '98    7.61%
     '99   (0.27)%
     '00    8.98%
     '01    7.03%
     '02    7.73%

     Best Qtr.: Q3 '98 . 4.81%   Worst Qtr.: Q3 '94 . (0.67)%

     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through June 30, 2003, was 1.81%.

     The table below provides average annual total return information for the Fund's Class A and Class B shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B shares will vary.

     Average annual total returns/1/                                               Life
     for the period ended 12/31/02                            1 year   5 years   of Fund
                                                              ------   -------   -------
     Class A Returns Before Taxes (Incept. 10/27/93)           2.89%    5.19%     5.27%

     Class A Returns After Taxes on Distributions              1.31%    3.06%     3.10%

     Class A Returns After Taxes on Distributions
        and Sale of Fund Shares                                1.74%    3.06%     3.10%

     Class B Returns Before Taxes (Incept. 6/15/98)/2/         1.82%    5.08%     5.09%

     LB 1-5 Year U.S. Government Index/3, 5/                   7.69%    6.98%     6.35%
        (reflects no deduction for fees, expenses or taxes)

     LB Intermediate U.S. Gov't./Credit Index/4/               9.84%    7.48%     6.75%
        (reflects no deduction for fees, expenses or taxes)

     /1/  Returns reflect applicable sales charges.
     /2/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
     /3/  Lehman Brothers 1-5 Year U.S. Government Index.
     /4/  Lehman Brothers Intermediate U.S. Government/Credit Index.
     /5/ The Fund has selected the Lehman Brothers 1-5 Year U.S. Government Index to replace the Lehman Brothers Intermediate U.S. Government Credit Index going forward because the former is more representative of the Fund's holdings.

14 Income Funds Prospectus

--------------------------------------------------------------------------------

     Montgomery Short Duration Government Bond Fund Class A Calendar Year Returns*/2/

                                     [CHART]

                                    Bar chart

     '93    7.82%
     '94    0.88%
     '95   11.23%
     '96    4.97%
     '97    6.18%
     '98    7.48%
     '99    2.31%
     '00    7.83%
     '01    7.55%
     '02    5.99%

     Best Qtr.: Q3 '01 . 3.34%   Worst Qtr.: Q1 '94 . (0.29)%

     . Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through June 30, 2003, was 1.42%.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/
     for the period ended 12/31/02                       1 year   5 years   10 years
                                                         ------   -------   --------
     Class A Returns Before Taxes (Incept. 3/11/96)/2/    2.81%    5.57%      5.86%

     Class A Returns After Taxes on Distributions         0.95%    3.30%      3.47%

     Class A Returns After Taxes on Distributions
        and Sale of Fund Shares                           1.70%    3.31%      3.47%

     Class B Returns Before Taxes (Incept. 5/31/02)/2/    2.12%    5.96%      6.11%

     Class C Returns Before Taxes (Incept. 5/31/02)/2/    4.15%    5.97%      6.11%

     LB 1-3 Year Gov't Bond Index/3/                      6.01%    6.51%      6.08%
        (reflects no deduction for fees, expenses or taxes)

     /1/  Returns reflect applicable sales charges.
     /2/ Performance shown for the Fund's Class A, Class B and Class C shares reflects the performance of the Class A, Class B and Class C shares of the predecessor fund adjusted for applicable sales charges. Performance shown for periods prior to the inception of each Class reflects the performance of the predecessor fund's Class R shares, adjusted for applicable fees and expenses of the respective Class. The predecessor fund incepted on December 18, 1992.
     /3/  Lehman Brothers 1-3 Year Government Bond Index.

                                                      Income Funds Prospectus 15

Performance History
--------------------------------------------------------------------------------

     Montgomery Total Return Bond Fund Class A Calendar Year Returns*/2/

                                     [CHART]

                                    Bar chart

     '98    8.51%
     '99   (0.78)%
     '00   11.85%
     '01    9.37%
     '02    9.80%

     Best Qtr.: Q3 '01 . 4.81%   Worst Qtr.: Q2 '99 . (0.90)%

     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through June 30, 2003, was 4.13%.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/                                              Life
     for the period ended 12/31/02                            1 year   5 years   of Fund
                                                              ------   -------   -------
     Class A Returns Before Taxes (Incept. 10/31/01)/2/        4.86%    6.67%     7.19%

     Class A Returns After Taxes on Distributions              2.69%    3.82%     4.32%

     Class A Returns After Taxes on Distributions
        and Sale of Fund Shares                                2.97%    3.90%     4.31%

     Class B Returns Before Taxes (Incept. 10/31/01)/2/        3.29%    7.21%     7.84%

     Class C Returns Before Taxes (Incept. 10/31/01)/2/        6.39%    7.13%     7.61%

     LB Aggregate Bond Index/3/                               10.25%    7.55%     8.04%
        (reflects no deduction for fees, expenses or taxes)

     /1/  Returns reflect applicable sales charges.
     /2/ Performance shown for the Fund's Class A, Class B and Class C shares reflects the performance of the Class A, Class B and Class C shares of the predecessor fund adjusted for applicable sales charges. Performance shown for periods prior to inception of each class reflects the performance of the predecessor fund's Class R shares, adjusted to reflect the applicable fees and expenses of the respective class. The predecessor fund incepted on June 30, 1997.
     /3/  Lehman Brothers Aggregate Bond Index.

16 Income Funds Prospectus

--------------------------------------------------------------------------------

     Stable Income Fund Class A Calendar Year Returns*/2/

                                     [CHART]

                                    Bar chart

     '95   7.93%
     '96   5.46%
     '97   6.46%
     '98   5.87%
     '99   3.43%
     '00   6.82%
     '01   5.53%
     '02   3.03%

     Best Qtr.: Q1 '01 . 2.32%   Worst Qtr.: Q1 '02 . 0.07%

     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through June 30, 2003, was 1.16%.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/                                              Life
     for the period ended 12/31/02                            1 year   5 years   of Fund
                                                              ------   -------   -------
     Class A Returns Before Taxes (Incept. 5/2/96)/2/          1.49%    4.61%     5.35%

     Class A Returns After Taxes on Distributions              0.47%    2.70%     3.34%

     Class A Returns After Taxes on Distributions
        and Sale of Fund Shares                                0.90%    2.73%     3.28%

     Class B Returns Before Taxes (Incept. 5/17/96)/2/         0.74%    4.13%     4.75%

     Class C Returns Before Taxes (Incept. 6/30/03)/2/         1.21%    4.03%     4.60%

     LB Short Treasury 9-12 Months Index/3/                    2.97%    5.34%     5.73%
        (reflects no deduction for fees, expenses or taxes)

     /1/  Returns reflect applicable sales charges.
     /2/ Performance shown for periods prior to the inception of this Class reflects the performance of the Institutional Class shares adjusted to reflect this Class's fees and expenses. The Institutional Class shares incepted on November 11, 1994.
     /3/ Lehman Brothers Short Treasury 9-12 Months Index. Performance figures do not reflect any deductions for fees, expenses or taxes.

                                                      Income Funds Prospectus 17

Income Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker/dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service, or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------

                                                                                 All Funds,
                                                                  except for the Montgomery Short Duration
                                                                    Government Bond Fund and the Stable
                                                                                Income Fund
                                                                  ----------------------------------------
                                                                        CLASS A    CLASS B   CLASS C
----------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                                    4.50%     None      1.00%

Maximum deferred sales charge (load)
   (as a percentage of the Net Asset Value ("NAV") at purchase)           None/1/   5.00%     1.00%
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                High Yield Bond               Income
                                                     Fund                      Fund
                                       ---------------------------------------------------
                                         CLASS A    CLASS B     CLASS C  CLASS A   CLASS B
------------------------------------------------------------------------------------------
Management Fees                           0.60%      0.60%       0.60%    0.50%     0.50%
Distribution (12b-1) Fees                 0.00%      0.75%       0.75%    0.00%     0.75%
Other Expenses/2/                         0.72%      0.80%       0.80%    0.57%     0.64%
------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES      1.32%      2.15%       2.15%    1.07%     1.89%
------------------------------------------------------------------------------------------
Fee Waivers                               0.17%      0.25%       0.25%    0.07%     0.14%
------------------------------------------------------------------------------------------
NET EXPENSES/3, 4/                        1.15%      1.90%       1.90%    1.00%     1.75%
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                            Limited Term        Montgomery Short Duration
                                       Government Income Fund      Government Bond Fund
                                       ---------------------------------------------------
                                         CLASS A    CLASS B     CLASS A  CLASS B   CLASS C
------------------------------------------------------------------------------------------
Management Fees                           0.50%      0.50%       0.50%    0.50%     0.50%
Distribution (12b-1) Fees                 0.00%      0.75%       0.00%    0.75%     0.75%
Other Expenses/2/                         0.59%      0.59%       0.85%    0.86%     0.86%
------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES      1.09%      1.84%       1.35%    2.11%     2.11%
------------------------------------------------------------------------------------------
Fee Waivers                               0.14%      0.14%       0.45%    0.46%     0.46%
------------------------------------------------------------------------------------------
NET EXPENSES/3, 4/                        0.95%      1.70%       0.90%    1.65%     1.65%
------------------------------------------------------------------------------------------

/1/ Class A shares for all Funds except the Montgomery Short Duration Government Bond Fund and the Stable Income Fund that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. For the Montgomery Short Duration Government Bond and Stable Income Funds, such share purchases may be assessed a 0.50% CDSC. See "A Choice of Share Classes," beginning on page 63, for additional information. All other Class A shares will not have a CDSC.
/2/ Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. For the Montgomery Short Duration Government Bond and Montgomery Total Return Bond Funds, and for the Class C shares of the Stable Income Fund, other expenses are based on estimated amounts for the current fiscal year. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

18 Income Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

---------------------------------------------------------
 Montgomery Short Duration              Stable
   Government Bond Fund               Income Fund
---------------------------------------------------------
CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
---------------------------------------------------------
 3.00%     None      None      2.00%     None      None
 None/1/   3.00%     1.00%     None/1/   1.50%     1.00%
---------------------------------------------------------

        Income Plus              Inflation-Protected               Intermediate
           Fund                       Bond Fund               Government Income Fund
---------------------------------------------------------------------------------------
CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
---------------------------------------------------------------------------------------
0.60%      0.60%     0.60%     0.50%     0.50%     0.50%     0.50%     0.50%     0.50%
0.00%      0.75%     0.75%     0.00%     0.75%     0.75%     0.00%     0.75%     0.75%
0.72%      0.77%     0.72%     1.32%     1.40%     1.40%     0.63%     0.61%     0.54%
---------------------------------------------------------------------------------------
1.32%      2.12%     2.07%     1.82%     2.65%     2.65%     1.13%     1.86%     1.79%
---------------------------------------------------------------------------------------
0.32%      0.37%     0.32%     0.92%     1.00%     1.00%     0.18%     0.16%     0.09%
---------------------------------------------------------------------------------------
1.00%      1.75%     1.75%     0.90%     1.65%     1.65%     0.95%     1.70%     1.70%
---------------------------------------------------------------------------------------

---------------------------------------------------------
  Montgomery Total Return                Stable
         Bond Fund                   Income Fund/5/
---------------------------------------------------------
CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
---------------------------------------------------------
0.50%      0.50%     0.50%     0.50%     0.50%     0.50%
0.00%      0.75%     0.75%     0.00%     0.75%     0.75%
1.04%      0.97%     0.98%     0.54%     0.56%     0.56%
---------------------------------------------------------
1.54%      2.22%     2.23%     1.04%     1.81%     1.81%
---------------------------------------------------------
0.64%      0.57%     0.58%     0.14%     0.16%     0.16%
---------------------------------------------------------
0.90%      1.65%     1.65%     0.90%     1.65%     1.65%
---------------------------------------------------------

/3/ The adviser has committed through September 30, 2004, to waive fees and/or reimburse expenses (excluding interest expense) to the extent necessary to maintain the Fund's net operating expense ratio shown.

/4/ For the Income Fund and the Income Plus Fund, the adviser will waive its advisory fee for the portion of each Fund's assets that is invested in the High Yield Bond Fund and waive additional fees and/or reimburse additional expenses to the extent necessary to ensure that there will be no increase in the Fund's net operating expense ratio.

/5/ Includes expenses allocated from the master portfolio in which the Fund invests.

                                                      Income Funds Prospectus 19

Income Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

----------------------------------------------------------
                 High Yield Bond              Income
                      Fund                     Fund
           -----------------------------------------------
           CLASS A   CLASS B   CLASS C   CLASS A   CLASS B
----------------------------------------------------------
 1 YEAR     $  562    $  693    $  391    $  547    $  678
 3 YEARS    $  833    $  949    $  743    $  768    $  880
 5 YEARS    $1,125    $1,331    $1,220    $1,007    $1,208
10 YEARS    $1,954    $2,152    $2,538    $1,691    $1,886
----------------------------------------------------------

----------------------------------------------------------
             Limited Term       Montgomery Short Duration
            Government Fund       Government Bond Fund
           -----------------------------------------------
           CLASS A   CLASS B   CLASS A   CLASS B   CLASS C
----------------------------------------------------------
1 YEAR      $  543    $  673    $  389    $  468    $  268
3 YEARS     $  768    $  865    $  672    $  717    $  617
5 YEARS     $1,011    $1,182    $  975    $1,005    $1,092
10 YEARS    $1,707    $1,858    $1,837    $1,851    $2,405
----------------------------------------------------------

--------------------------------------------------------------------------------
You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:

--------------------------------------------------------------------------------
                 High Yield Bond              Income
                      Fund                     Fund
           -----------------------------------------------
           CLASS A   CLASS B   CLASS C   CLASS A   CLASS B
----------------------------------------------------------
1 YEAR      $  562    $  193    $  291    $  547    $  178
3 YEARS     $  833    $  649    $  743    $  768    $  580
5 YEARS     $1,125    $1,131    $1,220    $1,007    $1,008
10 YEARS    $1,954    $2,152    $2,538    $1,691    $1,886
----------------------------------------------------------

----------------------------------------------------------
             Limited Term       Montgomery Short Duration
            Government Fund       Government Bond Fund
           -----------------------------------------------
           CLASS A   CLASS B   CLASS A   CLASS B   CLASS C
----------------------------------------------------------
1 YEAR      $  543    $  173    $  389    $  168    $  168
3 YEARS     $  768    $  565    $  672    $  617    $  617
5 YEARS     $1,011    $  982    $  975    $1,005    $1,092
10 YEARS    $1,707    $1,858    $1,837    $1,851    $2,405
----------------------------------------------------------

20 Income Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
        Income Plus               Inflation-Protected         Intermediate Government
           Fund                        Bond Fund                        Fund
---------------------------------------------------------------------------------------
CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
---------------------------------------------------------------------------------------
$  547     $  678    $  376     $538     $  668     $366     $  543    $  673    $  371
$  819     $  928    $  712     $911     $1,028     $821     $  776    $  869    $  649
$1,112     $1,305    $1,173                                  $1,028    $1,191    $1,052
$1,942     $2,122    $2,451                                  $1,747    $1,886    $2,177
---------------------------------------------------------------------------------------

---------------------------------------------------------
  Montgomery Total Return            Stable Income
         Bond Fund                        Fund
---------------------------------------------------------
CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
---------------------------------------------------------
$  538     $  668    $  366    $  290    $  318    $  268
$  855     $  939    $  735    $  511    $  554    $  554
$1,194     $1,338    $1,231    $  749    $  876    $  965
$2,150     $2,257    $2,594    $1,433    $1,541    $2,113
---------------------------------------------------------

---------------------------------------------------------------------------------------
        Income Plus               Inflation-Protected         Intermediate Government
           Fund                        Bond Fund                        Fund
---------------------------------------------------------------------------------------
CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
---------------------------------------------------------------------------------------
$  547     $  178    $  276     $538      $168      $266     $  543    $  173    $  271
$  819     $  628    $  712     $911      $728      $821     $  776    $  569    $  649
$1,112     $1,105    $1,173                                  $1,028    $  991    $1,052
$1,942     $2,122    $2,451                                  $1,747    $1,886    $2,177
---------------------------------------------------------------------------------------

---------------------------------------------------------
  Montgomery Total Return            Stable Income
         Bond Fund                        Fund
---------------------------------------------------------
CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
---------------------------------------------------------
$  538     $  168    $  266    $  290    $  168    $  168
$  855     $  639    $  735    $  511    $  554    $  554
$1,194     $1,138    $1,231    $  749    $  876    $  965
$2,150     $2,257    $2,594    $1,433    $1,541    $2,113

                                                      Income Funds Prospectus 21

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Key Information
--------------------------------------------------------------------------------

     In this Prospectus,"we" generally refers to Wells Fargo Funds Trust (the "Trust"), or Wells Fargo Funds Management, LLC ("Funds Management"), the Funds' investment adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

     ---------------------------------------------------------------------------

     Master/Gateway(SM) Structure

     Some of the Funds in this Prospectus are gateway funds in a Master/Gateway(SM) structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s).The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:

     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies

     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

     .    what the Fund is trying to achieve;

     .    how we intend to invest your money; and

     . what makes the Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments

     A summary of each Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning "80% of the Fund's assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

     ---------------------------------------------------------------------------

     Important Risk Factors

     Describes the key risk factors for each Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

                                                      Income Funds Prospectus 23

High Yield Bond Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Saturnino S. Fanlo and Roger Wittlin

     ---------------------------------------------------------------------------

     Investment Objective

     The High Yield Bond Fund seeks total return with a high level of current income.

     ---------------------------------------------------------------------------

     Investment Strategies

     We actively manage a diversified portfolio of below investment-grade debt securities (often called "junk bonds" or high yield securities). We do not manage the Fund's portfolio to a specific maturity or duration. We focus on individual security selection (primarily using a "bottom-up" approach) and seek to identify high yield securities that appear comparatively undervalued. We use our knowledge of various industries to assess the risk/return tradeoff among issuers within particular industries, in seeking to identify compelling relative value investments. We analyze the issuers' long-term prospects and focus on characteristics such as management, asset coverage, free cash flow generation, liquidity and business risk. Our research and analysis highlights industry drivers, competitive position and operating trends with an emphasis on cash flow. We also talk to management, and consult industry contacts, debt and equity analysts, and rating agencies.

     We purchase securities when attractive risk/reward ideas are identified and sell securities when either the securities become overvalued or circumstances change in a way that adversely affects this risk/return profile. Rigorous credit analysis of individual issuers is an integral part of the selection process. We attempt to invest in high yield securities of issuers who we believe have ample asset coverage for their debt securities in comparison to other high yield security issuers in an effort to minimize default risk and maximize risk-adjusted returns. Our strategy is focused on selecting investments that can capture the significant current income and capital appreciation potential of the high yield market while also managing downside risk. The total return sought by the Fund consists of income earned on the Fund's investments, together with the appreciation that may result from decreases in interest rates or improving credit fundamentals for a particular industry or issuer.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in corporate debt securities that are below investment-grade, including preferred and other convertible securities;

     .    up to 15% of total assets in any one industry; and

     .    up to 5% of total assets in any one issuer.

     We will generally invest in below investment-grade debt securities that are rated at least "Caa" by Moody's or "CCC" by S&P, or that are unrated but deemed by us to be of comparable quality. The average credit quality of this Fund's portfolio securities is expected to be at least B- as rated by S&P.

24 Income Funds Prospectus

     Important Risk Factors

     The Fund is primarily subject to the "Debt Securities" and "High Yield Securities" risks described under "Common Risks for the Funds" on page 6. We invest in debt securities that are in low or below investment-grade categories, or are unrated. These securities are "high risk" securities and are sometimes referred to as "junk bonds." Such securities have a much greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 56. These considerations are all important to your investment choice.

                                                      Income Funds Prospectus 25

Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                             CLASS A SHARES--    CLASS B SHARES--    CLASS C SHARES--
                                             COMMENCED ON        COMMENCED ON        COMMENCED ON
                                             NOVEMBER 29, 2002   NOVEMBER 29, 2002   NOVEMBER 29, 2002
                                             ----------------------------------------------------------
For the period ended:                        May 31, 2003           May 31, 2003       May 31, 2003
                                             ----------------------------------------------------------
Net asset value, beginning of period           $  10.00                $ 10.00            $ 10.00

Income from investment operations:
   Net investment income (loss)                    0.26                   0.22               0.22
   Net realized and unrealized gain (loss)
      on investments                               0.27                   0.28               0.29

Total from investment operations                   0.53                   0.50               0.51

Less distributions:
   Dividends from net investment income           (0.25)                 (0.22)             (0.22)
   Distributions from net realized gain            0.00                   0.00               0.00

Total distributions                               (0.25)                 (0.22)             (0.22)

Net asset value, end of period                 $  10.28                $ 10.28            $ 10.29

Total return/1/                                    5.40%                  5.05%              5.12%

Ratios/supplemental data:
   Net assets, end of period (000s)            $120,168                $11,563            $12,220

Ratios to average net assets/2/:
   Ratio of expenses to average net assets         1.15%                  1.90%              1.90%
   Ratio of net investment income (loss)
      to average net assets                        5.86%                  6.49%              6.53%

Portfolio turnover                                   29%                    29%                29%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,3/                                   1.32%                  2.13%              2.15%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/  Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

26 Income Funds Prospectus

Sub-Adviser's Prior Performance History
--------------------------------------------------------------------------------

     Sutter Advisors LLC ("Sutter"), an indirect, wholly owned subsidiary of Wells Fargo & Company, is the sub-adviser for the master portfolio in which the Fund invests. As the sub-adviser, Sutter is responsible for the day-to-day investment management activities of the master portfolio. The performance information shown below represents prior performance of the High Yield Proprietary Portfolio (the "Portfolio") which is the only account managed by Sutter with substantially similar investment objectives, policies and strategies as the Fund. The Portfolio is not a registered mutual fund and was not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the Portfolio. The Portfolio's performance presented below is net of the fees and expenses that will be charged to the Fund. The Portfolio performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

     Calendar Year Returns/1/*

                                     [CHART]

                                    Bar chart

     '97   14.58%

     '98    5.25%

     '99    1.55%

     '00   (0.16)%

     '01   15.78%

     '02    7.80%

     Best Qtr.: Q4 '01 . 8.57%   Worst Qtr.: Q3 '02 . (2.42)%

     *    The Portfolio's year-to-date performance through June 30, 2003, was
          13.11%.

     Average annual total return/1/
     for the period ended 12/31/02                        1 year   5 years   Life of Portfolio
                                                          ------   -------   -----------------
     High Yield Proprietary Portfolio (Incep. 07/01/96)    7.80%    5.89%          8.72%

     ML U.S. High Yield Master II Index/2/                (1.89)%   0.52%          3.59%

     /1/ The Portfolio's returns are presented net of the fees and expenses that will be charged to the Fund.
     /2/  Merrill Lynch U.S. High Yield Master II Index.

                                                      Income Funds Prospectus 27

Income Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Robert N. Daviduk, CFA

     ---------------------------------------------------------------------------

     Investment Objective

     The Income Fund seeks current income and total return.

     ---------------------------------------------------------------------------

     Investment Strategies

     We invest in a diversified portfolio of fixed and variable-rate debt securities issued by domestic and foreign issuers. We invest in a broad spectrum of issues, including U.S. Government obligations, mortgage- and other asset-backed securities and the debt securities of financial institutions, corporations, and others. We establish a target range for the Fund's average portfolio duration based on the average portfolio duration of the mutual funds included in the Lipper Corporate A-Rated Debt Average (which is currently about 4-5 years, but is expected to change frequently). We attempt to enhance the Fund's performance by adjusting the average duration within the range to benefit from the effect of various economic factors, such as inflation or growth cycles.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in income-producing securities, which include debt securities such as bonds, debentures and notes, and corporate debt securities that can be converted into or exchanged for common stocks;

     .    at least 20% of total assets in U.S. Government obligations;

     . up to 50% of total assets in mortgage-backed securities and up to 35% of total assets in other asset-backed securities;

     . up to 10% of total assets in non-dollar-denominated debt securities of foreign issuers;

     .    at least 80% of total assets in investment-grade debt securities; and

     . up to 20% of total assets in debt securities that are below investment-grade, or are unrated at the time of purchase.

     We may also invest in stripped treasury securities, including zero coupon securities, and as a part of our mortgage-backed securities investments, we may enter into dollar roll transactions. We invest primarily in securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 40 years. It is anticipated that the Fund's portfolio will have a dollar-weighted average maturity between 3 and 15 years.

     As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least "Caa" by Moody's or "CCC" by S&P, or that are unrated but deemed by us to be of comparable quality. We will maintain an average credit quality for this portion of the Fund's portfolio of "B- or higher" as rated by S&P. In addition, we may invest in the Wells Fargo High Yield Bond Fund. Such an investment will not cause an increase in the Fund's net operating expense ratio.

     We may use options, swap agreements, interest rate caps, floors, collars and futures contracts to manage risk. We also may use options to enhance return.

28 Income Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 56. These considerations are all important to your investment choice.

                                                      Income Funds Prospectus 29

Income Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                   CLASS A SHARES--COMMENCED
                                                   ON JUNE 9, 1987
                                                   ---------------------------
                                                   May 31,   May 31,   May 31,
For the period ended:                               2003      2002      2001
                                                   ---------------------------
Net asset value, beginning of period               $  9.36   $  9.33   $  8.86

Income from investment operations:
   Net investment income (loss)                       0.37      0.50      0.57
   Net realized and unrealized gain (loss)
      on investments                                  0.61      0.07      0.47

Total from investment operations                      0.98      0.57      1.04

Less distributions:
   Dividends from net investment income              (0.48)    (0.54)    (0.57)
   Distributions from net realized gain               0.00      0.00      0.00

Total distributions                                  (0.48)    (0.54)    (0.57)

Net asset value, end of period                     $  9.86   $  9.36   $  9.33

Total return/1/                                      10.79%     6.23%    12.01%

Ratios/supplemental data:
   Net assets, end of period (000s)                $41,612   $37,234   $23,196

Ratios to average net assets:
   Ratio of expenses to average net assets            1.00%     1.00%     1.00%
   Ratio of net investment income (loss) to
      average net assets                              3.88%     5.21%     6.18%

Portfolio turnover                                     217%      101%      109%

Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/2/             1.07%     1.09%     1.10%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

30 Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                    CLASS B SHARES--COMMENCED
                    ON AUGUST 5, 1993
-------------------------------------------------------------------
May 31,   May 31,   May 31,   May 31,   May 31,   May 31,   May 31,
 2000      1999      2003      2002      2001      2000      1999
-------------------------------------------------------------------
$  9.48   $  9.79   $  9.34   $  9.32   $  8.84    $ 9.46    $ 9.77


   0.59      0.59      0.30      0.42      0.50      0.53      0.52

  (0.62)    (0.31)     0.62      0.07      0.48     (0.62)    (0.31)

  (0.03)     0.28      0.92      0.49      0.98     (0.09)     0.21


  (0.59)    (0.59)    (0.41)    (0.47)    (0.50)    (0.53)    (0.52)
   0.00      0.00      0.00      0.00      0.00      0.00      0.00

  (0.59)    (0.59)    (0.41)    (0.47)    (0.50)    (0.53)    (0.52)

$  8.86   $  9.48   $  9.85   $  9.34   $  9.32    $ 8.84    $ 9.46

  (0.23)%    2.81%    10.09%     5.33%    11.30%    (1.00)%    2.03%


$16,895   $13,731   $19,311   $16,693   $13,368    $8,611    $7,726


   0.90%     0.75%     1.75%     1.75%     1.75%     1.65%     1.50%

   6.50%     5.98%     3.12%     4.44%     5.39%     5.74%     5.22%

    124%      202%      217%      101%      109%      124%      202%


   1.05%     1.08%     1.89%     2.01%     1.99%     1.93%     2.13%

                                                      Income Funds Prospectus 31

Income Plus Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Robert N. Daviduk, CFA

     ---------------------------------------------------------------------------

     Investment Objective

     The Income Plus Fund seeks to maximize income while maintaining prospects for capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies

     We actively manage a diversified portfolio of debt securities and income-producing equity securities selected with particular consideration for their potential to generate current income. We shift assets between such debt and equity securities based on our assessment of the potential income available. We may buy debt securities that are below investment-grade (sometimes referred to as "junk bonds"), as well as debt rated in the lower investment-grade categories. Our equity focus will be on securities issued by companies in industries that tend to pay higher ongoing dividends, such as utilities. We may buy preferred stock and other convertible securities, as well as the common stock of any size company. Any capital appreciation will come primarily from the income-producing equity portion of the portfolio.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     .    at least 80% of the Fund's assets in income-producing securities;

     . at least 25% of total assets in corporate debt securities and U.S. Government obligations;

     . up to 15% of total assets in a wide range of income-producing equity securities;

     . up to 50% of total assets in debt securities that are below investment-grade, or are unrated or in default at the time of purchase; and

     .    up to 25% of total assets in securities of foreign issuers.

     As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least "Caa" by Moody's or "CCC" by S&P, or that are unrated but deemed by us to be of comparable quality. We will maintain an average credit quality for this portion of the Fund's portfolio of "B- or higher" as rated by S&P. In addition, we may invest in the Wells Fargo High Yield Bond Fund. Such an investment will not cause an increase in the Fund's net operating expense ratio.

     We may use options, swap agreements, interest rate caps, floors, collars and futures contracts to manage risk. We also may use options to enhance return.

32 Income Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Debt Securities," "Foreign Obligations" and "High Yield Securities" risks described under "Common Risks for the Funds" on page 6. Debt securities that are in low or below investment-grade categories or are unrated or in default at the time of purchase (sometimes referred to as "junk bonds" or high yield securities) have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities. The portion of the portfolio held in below investment-grade debt securities may at times exceed the 50% investment limitation, if such increase is the result of market and/or rating fluctuations.

     Equity securities are subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund's portfolio. Certain types of stocks and certain individual stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 56. These considerations are all important to your investment choice.

                                                      Income Funds Prospectus 33

Income Plus Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                   CLASS A SHARES--COMMENCED
                                                   ON JULY 13, 1998
                                                   ------------------------------------------------
                                                   May 31,   May 31,   May 31,   May 31,   June 30,
For the period ended:                                2003     2002      2001     2000/1/     1999
                                                   ------------------------------------------------
Net asset value, beginning of period               $ 10.81   $ 10.80   $ 10.60    $12.04    $ 12.50

Income from investment operations:
   Net investment income (loss)                       0.59      0.66      0.72      0.79       0.77
   Net realized and unrealized gain (loss)
      on investments                                  0.61      0.02      0.31     (1.44)     (0.46)

Total from investment operations                      1.20      0.68      1.03     (0.65)      0.31

Less distributions:
   Dividends from net investment income              (0.70)    (0.67)    (0.83)    (0.79)     (0.77)
   Distributions from net realized gain               0.00      0.00      0.00      0.00       0.00

Total distributions                                  (0.70)    (0.67)    (0.83)    (0.79)     (0.77)

Net asset value, end of period                     $ 11.31   $ 10.81   $ 10.80    $10.60    $ 12.04

Total return/2/                                      11.53%     6.48%    10.06%    (5.56%)     2.52%

Ratios/supplemental data:
   Net assets, end of period (000s)                $20,815   $20,188   $12,468    $8,371    $11,223

Ratios to average net assets/3/:
   Ratio of expenses to average net assets            1.00%     1.10%     1.10%     1.08%      0.66%
   Ratio of net investment income (loss) to
      average net assets                              5.42%     6.05%     6.97%     7.56%      6.95%

Portfolio turnover                                     130%       63%       63%       95%       176%

Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/3,4/           1.32%     1.47%     1.44%     1.41%      1.62%

/1/ The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period.
/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/3/  Ratios shown for periods of less than one year are annualized.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

34 Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

CLASS B SHARES--COMMENCED                         CLASS C SHARES--COMMENCED
ON JULY 13, 1998                                  ON JULY 13, 1998
--------------------------------------------------------------------------------------------------
May 31,   May 31,   May 31,   May 31,   June 30,  May 31,   May 31,   May 31,   May 31,   June 30,
 2003       2002      2001    2000/1/     1999      2003      2002      2001    2000/1/     1999
--------------------------------------------------------------------------------------------------
$ 10.82   $ 10.80   $ 10.61   $ 12.05   $ 12.50   $ 10.82    $10.80   $10.61    $12.05     $12.50


   0.50      0.58      0.65      0.72      0.68      0.52      0.58     0.65      0.72       0.68

   0.60      0.03      0.29     (1.44)    (0.45)     0.58      0.03     0.29     (1.44)     (0.45)

   1.10      0.61      0.94     (0.72)     0.23      1.10      0.61     0.94     (0.72)      0.23


  (0.61)    (0.59)    (0.75)    (0.72)    (0.68)    (0.61)    (0.59)   (0.75)    (0.72)     (0.68)
   0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00      0.00       0.00

  (0.61)    (0.59)    (0.75)    (0.72)    (0.68)    (0.61)    (0.59)   (0.75)    (0.72)     (0.68)

$ 11.31   $ 10.82   $ 10.80   $ 10.61   $ 12.05   $ 11.31    $10.82   $10.80    $10.61     $12.05

  10.60%     5.78%     9.14%    (6.19%)    1.87%    10.60%     5.78%    9.14%    (6.19%)     1.87%


$47,516   $46,760   $34,203   $28,336   $36,892   $10,945    $7,328   $3,253    $2,550     $3,037


   1.75%     1.85%     1.85%     1.86%     1.50%     1.75%     1.85%    1.85%     1.83%      1.47%

   4.68%     5.29%     6.26%     6.77%     6.25%     4.63%     5.31%    6.26%     6.80%      6.23%

    130%       63%       63%       95%      176%      130%       63%      63%       95%       176%


   2.12%     2.32%     2.21%     2.18%     2.14%     2.07%     2.34%    2.27%     2.27%      2.49%

                                                      Income Funds Prospectus 35

Inflation-Protected Bond Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Robert N. Daviduk, CFA

     ---------------------------------------------------------------------------

     Investment Objective

     The Inflation-Protected Bond Fund seeks total return while providing protection against inflation.

     ---------------------------------------------------------------------------

     Investment Strategies

     We seek total return by actively managing a diversified portfolio consisting principally of inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury. Although we can invest in securities of any maturity, we expect to maintain a dollar-weighted average maturity between 5 and 20 years. We generally will purchase securities that we believe have strong relative value based on an analysis of a security's characteristics (such as its principal value, coupon rate, maturity, duration and yield) in light of the current market environment.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury; and

     . up to 20% of the Fund's assets in adjustable or variable rate debt securities, including mortgage-and other asset-backed securities.

     As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by an NRSRO or, if unrated, are determined by us to be of comparable quality.

     We may use options, swap agreements, interest rate caps, floors, collars, and futures contracts to manage risk. We also may use options to enhance return.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Debt Securities" and "Mortgage- and Other Asset-Backed Securities" risks described under "Common Risks for the Funds" on page 6. The Fund invests in inflation-protected debt securities that are structured to provide protection against the negative effects of inflation. Inflation is a general rise in the prices of goods and services which can erode an investor's purchasing power. Unlike traditional debt securities whose return is based on the payment of interest on a fixed principal amount, the principal value of inflation-protected debt securities is periodically adjusted according to the rate of inflation and as a result, interest payments will vary. For example, if the index measuring the rate of inflation falls, the principal value of an inflation-protected debt security will fall and the amount of interest payable on such security will consequently be reduced. Conversely, if the index measuring the rate of inflation rises, the principal value on such securities will rise and the amount of interest payable will also increase. The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 56. These considerations are all important to your investment choice.

36 Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                             CLASS A SHARES--    CLASS B SHARES--    CLASS C SHARES--
                                             COMMENCED ON        COMMENCED ON        COMMENCED ON
                                             FEBRUARY 28, 2003   FEBRUARY 28, 2003   FEBRUARY 28, 2003
                                             -----------------------------------------------------------
For the period ended:                          May 31, 2003         May 31, 2003         May 31, 2003
                                             -----------------------------------------------------------
Net asset value, beginning of period             $10.00              $10.00              $10.00

Income from investment operations:
   Net investment income (loss)                    0.15                0.13                0.13
   Net realized and unrealized gain (loss)
      on investments                               0.14                0.13                0.13

Total from investment operations                   0.29                0.26                0.26

Less distributions:
   Dividends from net investment income           (0.15)              (0.13)              (0.13)
   Distributions from net realized gain            0.00                0.00                0.00

Total distributions                               (0.15)              (0.13)              (0.13)

Net asset value, end of period                   $10.14              $10.13              $10.13

Total return/1/                                    2.94%               2.65%               2.65%

Ratios/supplemental data:
   Net assets, end of period (000s)              $5,136              $5,034              $4,441

Ratios to average net assets/2/:
   Ratio of expenses to average net assets         0.90%               1.65%               1.65%
   Ratio of net investment income (loss)
      to average net assets                        8.55%               7.33%               7.81%

Portfolio turnover                                  115%                115%                115%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,3/                                   1.82%               2.72%               2.65%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/  Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                      Income Funds Prospectus 37

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Intermediate Government Income Fund
--------------------------------------------------------------------------------

Portfolio Manager: Robert N. Daviduk, CFA

--------------------------------------------------------------------------------

Investment Objective

The Intermediate Government Income Fund seeks current income, consistent with safety of principal.

--------------------------------------------------------------------------------

Investment Strategies

We invest in a diversified portfolio consisting of fixed and variable rate U.S. Government obligations. Under normal circumstances, we expect the Fund's average duration will range from 3 to 5 years. As a result, the dollar-weighted average maturity of the Fund generally ranges from 4 to 10 years. We emphasize the use of intermediate maturity securities to manage interest rate risk and use mortgage-backed securities to enhance yield.

--------------------------------------------------------------------------------

Permitted Investments

Under normal circumstances, we invest:

..    at least 80% of the Fund's assets in U.S. Government obligations, including repurchase agreements collateralized by U.S. Government obligations;

..    up to 65% of total assets in mortgage-backed securities, including collateralized mortgage obligations and (subject to the 20% non-government investment limit) commercial mortgage-backed securities;

..    up to 20% of the Fund's assets in other asset-backed securities; and

..    up to 10% of total assets in stripped treasury securities, including zero coupon securities.

As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by an NRSRO or, if unrated, are determined by us to be of comparable quality.

We may use options, swap agreements, interest rate caps, floors, collars and futures contracts to manage risk. We also may use options to enhance return.

--------------------------------------------------------------------------------

Important Risk Factors

The Fund is primarily subject to the "Debt Securities" and "Mortgage- and Other Asset-Backed Securities" risks described under "Common Risks for the Funds" on page 6. The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government. Stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings and like maturities. Zero coupon securities also generate ordinary income, which must be distributed to shareholders, even when they do not generate funds to pay such distributions.

You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 56. These considerations are all important to your investment choice.

                                                      Income Funds Prospectus 39

Intermediate Government Income Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                           CLASS A SHARES--COMMENCED
                                           ON MAY 2, 1996
                                           ----------------------------------------------------
                                            May 31,    May 31,    May 31,    May 31,   May 31,
For the period ended:                        2003       2002       2001       2000      1999
                                           ----------------------------------------------------
Net asset value, beginning of period       $  11.19   $  11.02   $  10.56   $  11.04   $ 11.22

Income from investment operations:
   Net investment income (loss)                0.41       0.51       0.66       0.64      0.64
   Net realized and unrealized gain
      (loss) on investments                    0.68       0.28       0.47      (0.44)    (0.17)

Total from investment operations               1.09       0.79       1.13       0.20      0.47

Less distributions:
   Dividends from net investment income       (0.58)     (0.62)     (0.67)     (0.68)    (0.65)
   Distributions from net realized gain        0.00       0.00       0.00       0.00      0.00

Total distributions                           (0.58)     (0.62)     (0.67)     (0.68)    (0.65)

Net asset value, end of period             $  11.70   $  11.19   $  11.02   $  10.56   $ 11.04

Total return/1/                                9.95%      7.34%     10.94%      1.92%     4.21%

Ratios/supplemental data:
   Net assets, end of period (000s)        $196,203   $195,062   $185,638   $193,615   $18,594

Ratios to average net assets/2/:
   Ratio of expenses to average net
      assets                                   0.95%      0.96%      0.96%      0.94%     0.68%
   Ratio of net investment income (loss)
      to average net assets                    3.57%      4.57%      6.06%      6.29%     5.76%

Portfolio turnover                              139%       102%        57%       139%      124%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,3/                               1.13%      1.16%      1.22%      1.16%     0.87%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/  Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

40 Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

CLASS B SHARES--COMMENCED                         CLASS C SHARES--COMMENCED
ON MAY 17, 1996                                   ON NOV. 8, 1999
----------------------------------------------------------------------------------------
May 31,   May 31,   May 31,   May 31,   May 31,   May 31,   May 31,   May 31,    May 31,
 2003      2002      2001      2000      1999       2003      2002     2001       2000
----------------------------------------------------------------------------------------
$ 11.18   $ 11.01   $ 10.55   $ 11.04   $11.21    $ 11.17   $ 11.01   $10.55     $10.86


   0.33      0.43      0.58      0.62     0.53       0.39      0.46     0.58       0.32

   0.67      0.28      0.47     (0.51)   (0.13)      0.61      0.24     0.47      (0.31)

   1.00      0.71      1.05      0.11     0.40       1.00      0.70     1.05       0.01


  (0.50)    (0.54)    (0.59)    (0.60)   (0.57)     (0.51)    (0.54)   (0.59)     (0.32)
   0.00      0.00      0.00      0.00     0.00       0.00      0.00     0.00       0.00

  (0.50)    (0.54)    (0.59)    (0.60)   (0.57)     (0.51)    (0.54)   (0.59)     (0.32)

$ 11.68   $ 11.18   $ 11.01   $ 10.55   $11.04    $ 11.66   $ 11.17   $11.01     $10.55

   9.08%     6.55%    10.12%     1.06%    3.53%      9.11%     6.48%   10.16%      1.07%


$80,989   $67,256   $61,482   $51,495   $8,540    $34,133   $18,078   $8,386     $4,348


   1.70%     1.71%     1.71%     1.68%    1.43%      1.70%     1.71%    1.71%      1.71%

   2.72%     3.81%     5.30%     5.55%    5.01%      2.68%     3.79%    5.28%      5.54%

    139%      102%       57%      139%     124%       139%      102%      57%       139%



   1.86%     1.82%     1.84%     1.83%    1.91%      1.79%     1.78%    1.85%      1.90%

                                                      Income Funds Prospectus 41

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Limited Term Government Income Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Robert N. Daviduk, CFA

     ---------------------------------------------------------------------------

     Investment Objective

     The Limited Term Government Income Fund seeks current income, while preserving capital.

     ---------------------------------------------------------------------------

     Investment Strategies

     We seek current income by actively managing a diversified portfolio consisting of short- to intermediate-term U.S. Government obligations, although we may invest in securities of any maturity. Under normal circumstances, we expect to maintain a dollar-weighted average maturity between 2 and 5 years. We seek to preserve capital by shortening average maturity when we expect interest rates to increase, and to increase total return by lengthening maturity when we expect interest rates to fall.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in U.S. Government obligations, including repurchase agreements collateralized by U.S. Government obligations;

     . up to 65% of total assets in mortgage-backed securities, including collateralized mortgage obligations and (subject to the 20% non-government investment limit) commercial mortgage-backed securities;

     .    up to 20% of the Fund's assets in other asset-backed securities; and

     . up to 10% of total assets in stripped treasury securities, including zero coupon securities.

     As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by an NRSRO or, if unrated, are determined by us to be of comparable quality.

     We may use options, swap agreements, interest rate caps, floors, collars and futures contracts to manage risk. We also may use options to enhance return.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Debt Securities" and "Mortgage- and Other Asset-Backed Securities" risks described under "Common Risks for the Funds" on page 6. The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government. Stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings and like maturities. Zero coupon securities generate ordinary income, which must be distributed to shareholders, even when they generate funds to pay such distributions.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 56. These considerations are all important to your investment choice.

                                                      Income Funds Prospectus 43

Limited Term Government Income Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                          CLASS A SHARES--COMMENCED
                                                          ON OCTOBER 27, 1993
                                                          -------------------------------------
                                                          May 31,   May 31,   May 31,   May 31,
For the period ended:                                       2003      2002      2001    2000/1/
                                                          -------------------------------------
Net asset value, beginning of period                      $ 10.03   $  9.83   $  9.44   $  9.74

Income from investment operations:
   Net investment income (loss)                              0.35      0.45      0.57      0.50
   Net realized and unrealized gain (loss)
      on investments                                         0.39      0.20      0.39     (0.30)

Total from investment operations                             0.74      0.65      0.96      0.20

Less distributions:
  Dividends from net investment income                      (0.36)    (0.45)    (0.57)    (0.50)
  Distributions from net realized gain                       0.00      0.00      0.00      0.00

Total distributions                                         (0.36)    (0.45)    (0.57)    (0.50)

Net asset value, end of period                            $ 10.41   $ 10.03   $  9.83   $  9.44

Total return/2/                                              7.46%     6.74%    10.38%     2.08%

Ratios/supplemental data:
   Net assets, end of period (000s)                       $74,167   $69,188   $33,192   $29,928

Ratios to average net assets/3/:
   Ratio of expenses to average net assets                   0.95%     0.96%     0.96%     0.96%
   Ratio of net investment income (loss) to
      average net assets                                     3.40%     4.50%     5.84%     5.62%

Portfolio turnover                                            155%      127%      126%       80%

Ratio of expenses to average net assets prior to waived
   fees and reimbursed expenses/3,4/                         1.09%     1.15%     1.19%     1.21%

/1/ The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period.
/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/3/  Ratios shown for periods of less than one year are annualized.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/ The Fund changed its fiscal year-end from March 31 to June 30. Information shown is for a 3-month period.

44 Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                      CLASS B SHARES--COMMENCED
                      ON JUNE 15, 1998
---------------------------------------------------------------------------------
June 30,   June 30,   May 31,   May 31,   May 31,   May 31,   June 30,   June 30,
  1999      1998/5/     2003      2002      2001    2000/1/     1999     1998/5/
---------------------------------------------------------------------------------
 $  9.97    $  9.95   $ 10.03   $  9.83   $  9.44    $ 9.74    $ 9.97     $10.03


    0.57       0.13      0.28      0.38      0.50      0.43      0.50       0.02

   (0.23)      0.02      0.38      0.20      0.39     (0.30)    (0.23)     (0.06)

    0.34       0.15      0.66      0.58      0.89      0.13      0.27      (0.04)


   (0.57)     (0.13)    (0.28)    (0.38)    (0.50)    (0.43)    (0.50)     (0.02)
    0.00       0.00      0.00      0.00      0.00      0.00      0.00       0.00

   (0.57)     (0.13)    (0.28)    (0.38)    (0.50)    (0.43)    (0.50)     (0.02)

 $  9.74    $  9.97   $ 10.41   $ 10.03   $  9.83    $ 9.44    $ 9.74     $ 9.97

    3.37%      1.54%     6.64%     5.94%     9.56%     1.39%     2.65%     (0.38%)


 $42,956    $38,149   $42,524   $18,007   $10,666    $8,864    $9,643     $7,514


    0.96%      0.96%     1.70%     1.71%     1.71%     1.69%     1.66%      1.66%

    5.66%      5.36%     2.59%     3.75%     5.08%     4.89%     4.95%      5.08%

     116%        12%      155%      127%      126%       80%      116%        12%


    1.21%      1.24%     1.84%     1.89%     1.91%     1.96%     1.99%      1.97%

                                                      Income Funds Prospectus 45

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Montgomery Short Duration Government Bond Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Marie Chandoha, William Stevens and Thomas O'Connor,
     CFA

     ---------------------------------------------------------------------------

     Investment Objective

     The Montgomery Short Duration Government Bond Fund seeks current income consistent with capital preservation.

     ---------------------------------------------------------------------------

     Investment Strategies

     We seek current income by actively managing a portfolio consisting mostly of short-term U.S. Government obligations. Generally, the portfolio's overall effective duration is less than that of a 3-year U.S. Treasury note. We invest in debt securities that we believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     .    at least 80% of the Fund's assets in U.S. Government obligations;

     . up to 20% of the Fund's assets in asset-backed securities, other than mortgage-backed securities; and

     .    up to 10% of total assets in stripped mortgage-backed securities.

     As part of our mortgage-backed securities investment strategy, we may invest in dollar rolls. We may also enter into reverse repurchase agreements to enhance return.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Debt Securities" and "Mortgage- and Other Asset-Backed Securities" risks described under "Common Risks for the Funds" on page 6. The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government. The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. Stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities. Reverse repurchase agreements involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 56. These considerations are all important to your investment choice.

                                                      Income Funds Prospectus 47

Montgomery Short Duration Government Bond Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended June 30, 2003. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                               CLASS A SHARES--COMMENCED
                                                               ON MARCH 11, 1996
                                                               ----------------------------------
                                                               June 30,    June 30,    June 30,
For the period ended:                                            2003        2002       2001/1/
                                                               --------------------------------
Net asset value, beginning of period                            $ 10.24      $10.19      $ 9.88

Income from investment operations:
   Net investment income (loss)                                    0.41        0.43        0.55
   Net realized and unrealized gain (loss)
      on investments                                               0.10        0.22        0.31

Total from investment operations                                   0.51        0.65        0.86


Less distributions:
   Dividends from net investment income                           (0.39)      (0.47)      (0.55)
   Distributions  from net realized gain                          (0.08)      (0.13)       0.00

Total distributions                                               (0.47)      (0.60)      (0.55)


Net asset value, end of period                                  $ 10.28      $10.24      $10.19


Total return/2/                                                    4.69%       6.45%       8.93%


Ratios/supplemental data:
   Net assets, end of period (000s)                             $55,807      $6,034      $4,550

Ratios to average net assets/3/
   Ratio of expenses to average net assets                         1.06%/5/    1.12%       1.91%

   Ratio of net investment income (loss) to
     average net assets                                            3.51%       4.16%       5.43%

Portfolio turnover                                                  331%        400%        245%

Ratio of expenses to average net assets prior to waived fees
   and reimbursed expenses/3, 4/                                   1.51%/5/    1.78%       2.70%

/1/ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.
/2/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
/3/  Ratios shown for periods of less than one year are annualized.
/4/ During each period, various fees and expenses were waived and/or reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/  Includes interest expense.
/6/  Amount represents less than $1,000.

48 Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------
                       CLASS B SHARES--       CLASS C SHARES--
                       COMMENCED ON           COMMENCED ON
                       MAY 31, 2002           MAY 31, 2002
------------------------------------------------------------------
 June 30,  June 30,  June 30,    June 30,    June 30,     June 30,
   2000      1999      2003        2002        2003        2002
------------------------------------------------------------------
  $10.03    $10.15    $10.25      $10.22     $ 10.25       $10.22


    0.56      0.41      0.28        0.00        0.27         0.00


   (0.15)    (0.06)     0.10        0.03        0.11         0.03


    0.41      0.35      0.38        0.03        0.38         0.03


   (0.56)    (0.42)    (0.26)       0.00       (0.25)        0.00


    0.00     (0.05)    (0.08)       0.00       (0.08)        0.00


   (0.56)    (0.47)    (0.34)       0.00       (0.33)        0.00


  $ 9.88    $10.03    $10.29      $10.25     $ 10.30       $10.25


    4.18%     4.47%     3.76%       0.29%       3.79%        0.29%


  $4,087    $3,887    $5,576      $    0/6/  $32,818       $    0/6/


    1.36%     1.60%     1.80%/5/    0.00%       1.81%/5/     0.00%


    5.60%     4.96%     2.75%       0.00%       2.73%        0.00%


     188%      199%      331%        400%        331%         400%


    1.86%     2.10%     2.26%       0.45%       2.27%        0.45%

                                                      Income Funds Prospectus 49

Montgomery Total Return Bond Fund
--------------------------------------------------------------------------------

     Portfolio Managers: William Stevens, Marie Chandoha and Thomas O'Connor,
     CFA

     ---------------------------------------------------------------------------

     Investment Objective

     The Montgomery Total Return Bond Fund seeks total return consisting of income and capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies

     We invest in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments. We invest in debt securities that we believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the Fund may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     .    at least 80% of the Fund's assets in bonds;

     .    at least 80% of total assets in investment-grade debt securities;

     . up to 25% of total assets in asset-backed securities, other than mortgage-backed securities;

     . up to 20% of total assets in dollar-denominated obligations of foreign issuers; and

     .    up to 10% of total assets in stripped mortgage-backed securities.

     As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls. We may also enter into reverse repurchase agreements to enhance return.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Debt Securities," "Foreign Obligations" and "Mortgage- and Other Asset-Backed Securities" risks described under "Common Risks for the Funds" on page 6. The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. Stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities. Reverse repurchase agreements involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 56. These considerations are all important to your investment choice.

50 Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended June 30, 2003. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                           CLASS A SHARES--      CLASS B SHARES--      CLASS C SHARES--
                                           COMMENCED ON          COMMENCED ON          COMMENCED ON
                                           OCTOBER 31, 2001      OCTOBER 31, 2001      OCTOBER 31, 2001
                                           ------------------------------------------------------------------
                                           June 30,    June 30,   June 30,    June 30,   June 30,    June 30,
For the period ended:                        2003        2002       2003        2002       2003        2002
                                           ------------------------------------------------------------------
Net asset value, beginning of period        $12.17      $12.45     $12.18      $12.45     $12.12      $12.45

Income from investment operations:
   Net investment income (loss)               0.63        0.32       0.56        0.23       0.57        0.25
   Net realized and unrealized gain
      (loss) on investments                   0.69       (0.06)      0.69       (0.05)      0.67       (0.11)

Total from investment operations              1.32        0.26       1.25        0.18       1.24        0.14

Less distributions:
   Dividends from net investment income      (0.62)      (0.32)     (0.55)      (0.23)     (0.55)      (0.25)
   Distributions from net realized gain      (0.08)      (0.22)     (0.08)      (0.22)     (0.08)      (0.22)

Total distributions                          (0.70)      (0.54)     (0.63)      (0.45)     (0.63)      (0.47)

Net asset value, end of period              $12.79      $12.17     $12.80      $12.18     $12.73      $12.12

Total return/1/                              10.95%       2.21%      9.85%       1.52%      9.78%       1.12%

Ratios/supplemental data:
   Net assets, end of period (000s)         $2,691      $  117     $3,868      $   87     $4,425      $   27

Ratios to average net assets/2/:
   Ratios of expenses to average net
      assets                                  0.97%/4/   0.96%       1.71%/4/    0.83%      1.71%/4/    0.95%

   Ratio of net investment income (loss)
      to average net assets                   3.78%       5.78%      2.81%       4.93%      2.88%       5.14%

Portfolio turnover                             544%        193%       544%        193%       544%        193%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2, 3/                             1.61%       1.95%      2.31%       1.94%      2.32%       1.93%

/1/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
/2/  Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and expenses were waived and/or reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/4/  Includes interest expense.

                                                      Income Funds Prospectus 51

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Stable Income Fund
--------------------------------------------------------------------------------

     Portfolio Manager: John M. Huber, CFA

     ---------------------------------------------------------------------------

     Investment Objective

     The Stable Income Fund seeks stability of principal while providing lower volatility total return.

     ---------------------------------------------------------------------------

     Investment Strategies

     The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially identical investment objective and investment strategies.

     We invest in a diversified portfolio of fixed and variable rate dollar-denominated fixed-income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations and others. We invest in short-term investment-grade securities. Under normal circumstances, the expected average duration of the portfolio will range from 0.7 to 1.2 years.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     .    at least 80% of the Fund's assets in income-producing debt securities;

     .    up to 65% of total assets in mortgage-backed securities;

     . up to 35% of total assets in asset-backed securities, other than mortgage-backed securities;

     . up to 25% of total assets in mortgage-backed securities that are not U.S. Government obligations;

     .    up to 50% of total assets in U.S. Government obligations; and

     . up to 10% of total assets in fixed or variable rate dollar-denominated debt securities of foreign issuers.

     We may not invest more than 30% of the Fund's total assets in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury, and may not invest more than 10% of the Fund's total assets in the securities of any other issuer. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     We only purchase investment-grade securities. We invest in debt securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 8 years and seek to maintain a dollar-weighted average maturity between 1 and 5 years.

     We may use options, swap agreements, interest rate caps, floors, collars, and futures contracts to manage risk. We also may use options to enhance return.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Debt Securities" and "Mortgage- and Other Asset-Backed Securities" risks described under "Common Risks for the Funds" on page 6.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 56. These considerations are all important to your investment choice.

                                                      Income Funds Prospectus 53

Stable Income Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                CLASS A SHARES--COMMENCED
                                                ON MAY 2, 1996
                                                --------------------------------------
                                                 May 31,   May 31,   May 31,   May 31,
For the period ended:                             2003      2002      2001      2000
                                               --------------------------------------
Net asset value, beginning of period            $  10.38   $ 10.36   $ 10.15   $10.26

Income from investment operations:
   Net investment income (loss)                     0.25      0.34      0.57     0.54
   Net realized and unrealized gain
      (loss) on investments                         0.06      0.02      0.22    (0.11)

Total from investment operations                    0.31      0.36      0.79     0.43

Less distributions:
   Dividends from net investment income            (0.25)    (0.34)    (0.58)   (0.54)
   Distributions from net realized gain             0.00      0.00      0.00     0.00

Total distributions                                (0.25)    (0.34)    (0.58)   (0.54)

Net asset value, end of period                  $  10.44   $ 10.38   $ 10.36   $10.15

Total return/1/                                     3.01%     3.53%     7.98%    4.28%

Ratios/supplemental data:
   Net assets, end of period (000s)             $175,249   $79,555   $19,054   $8,912

Ratios to average net assets/2/:
   Ratio of expenses to average net assets          0.82%     0.90%     0.90%    0.79%
   Ratio of net investment income (loss) to
      average net assets                            2.32%     3.02%     5.44%    5.29%

Portfolio turnover/3/                                 45%       81%       37%      40%

Ratio of expenses to average net assets prior
to waived fees and reimbursed expenses/2 ,4/        1.04%     1.04%     1.09%    0.96%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/2/ Includes expenses allocated from the master portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in a master portfolio.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

54 Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

----------------------------------------------------------
          CLASS B SHARES--COMMENCED
          ON MAY 17, 1996
----------------------------------------------------------
May 31,   May 31,    May 31,   May 31,   May 31,   May 31,
 1999      2003      2002       2001      2000      1999
----------------------------------------------------------
$10.31    $ 10.37   $ 10.35    $10.14    $10.26    $10.30

  0.54       0.17      0.28      0.49      0.46      0.44

 (0.06)      0.06      0.01      0.23     (0.12)    (0.04)

  0.48       0.23      0.29      0.72      0.34      0.40

 (0.53)     (0.17)    (0.27)    (0.51)    (0.46)    (0.44)
  0.00       0.00      0.00      0.00      0.00      0.00

 (0.53)     (0.17)    (0.27)    (0.51)    (0.46)    (0.44)

$10.26    $ 10.43   $ 10.37    $10.35    $10.14    $10.26

  4.74%      2.24%     2.79%     7.22%     3.40%     4.07%

$8,559    $48,045   $20,318    $7,598    $2,449    $2,387

  0.65%      1.63%     1.65%     1.65%     1.54%     1.40%

  5.11%      1.51%     2.41%     4.65%     4.54%     4.34%

    29%        45%       81%       37%       40%       29%

  0.95%      1.81%     1.87%     2.00%     1.95%     2.15%

                                                      Income Funds Prospectus 55

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .    We cannot guarantee that a Fund will meet its investment objective.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Funds may also use various derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. Collateralized Mortgage Obligations ("CMOs") are securities collateralized by portfolios of mortgage pass-through securities and have many of the same risks discussed above. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government's guarantee does not extend to the Funds themselves.

     . The market value of lower-rated debt securities and unrated securities of comparable quality that the Income, Income Plus and High Yield Bond Funds may invest in tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest

56 Income Funds Prospectus

--------------------------------------------------------------------------------

          rates. Lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. These securities generally involve more credit risk than securities in higher-rating categories. Even securities rated in the lowest category of investment-grade securities, "BBB" by S&P or "Baa" by Moody's, possess some speculative characteristics.

     What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These risks also include those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that a practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

     Prepayment/Extension Risk--The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

     In addition to the general risks discussed above and under "Summary of Important Risks", you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

                                                      Income Funds Prospectus 57

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                                HIGH                     INFLATION-   INTERMEDIATE
                                                                               YIELD            INCOME    PROTECTED    GOVERNMENT
                                                                                BOND   INCOME    PLUS       BOND         INCOME
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                  PRINCIPAL RISK(S)
----------------------------------------------------------------------------------------------------------------------------------
Borrowing Policies

The ability to borrow money for temporary purposes   Leverage Risk
(e.g. to meet shareholder redemptions).                                          .        .        .          .             .

Floating and Variable Rate Debt

Instruments with interest rates that are adjusted    Interest Rate and
either on a schedule or when an index or benchmark   Credit Risk
changes.                                                                         .        .        .          .             .

Foreign Obligations

Debt securities of non-U.S. companies, foreign       Foreign Investment,
banks, foreign governments, and other foreign        Regulatory, Currency
entities.                                            and Liquidity Risk                   .        .

Forward Commitment, When-Issued and
Delayed Delivery Transactions

Securities bought or sold for delivery at a later    Interest Rate, Leverage
date or bought or sold for a fixed price at a        and Credit Risk
fixed date.                                                                      .        .        .          .             .

High Yield Securities

Debt securities of lower quality that produce        Interest Rate and
generally higher rates of return. These              Credit Risk
securities, sometimes referred to as "junk bonds,"
tend to be more sensitive to economic conditions,
more volatile, and less liquid, and are subject to
greater risk of default.                                                         .        .        .

Illiquid Securities

A security which may not be sold or disposed of in   Liquidity Risk
the ordinary course of business within seven days
at the value determined by the Fund. Limited to
15% of net assets.                                                               .        .        .          .

Loans of Portfolio Securities

The practice of loaning securities to brokers,       Credit, Counter-Party
dealers and financial institutions to increase       and Leverage Risk
returns on those securities. Loans may be made up
to 1940 Act limits (currently one-third of total
assets, including the value of the collateral
received).                                                                       .        .        .          .             .

                                                                      MONTGOMERY
                                                     LIMITED TERM   SHORT DURATION    MONTGOMERY
                                                      GOVERNMENT      GOVERNMENT        TOTAL      STABLE
                                                        INCOME           BOND        RETURN BOND   INCOME
---------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE
---------------------------------------------------------------------------------------------------------
Borrowing Policies

The ability to borrow money for temporary purposes
(e.g. to meet shareholder redemptions).                    .               .               .          .

Floating and Variable Rate Debt

Instruments with interest rates that are adjusted
either on a schedule or when an index or benchmark
changes.                                                   .               .               .          .

Foreign Obligations

Debt securities of non-U.S. companies, foreign
banks, foreign governments, and other foreign
entities.                                                                                  .          .

Forward Commitment, When-Issued and
Delayed Delivery Transactions

Securities bought or sold for delivery at a later
date or bought or sold for a fixed price at a
fixed date.                                                .               .               .          .

High Yield Securities

Debt securities of lower quality that produce generally higher rates of return. These securities, sometimes referred to as "junk bonds," tend to be more sensitive to economic conditions, more volatile, and less liquid, and are subject to greater risk of default.

Illiquid Securities

A security which may not be sold or disposed of in
the ordinary course of business within seven days
at the value determined by the Fund. Limited to
15% of net assets.                                                         .               .          .

Loans of Portfolio Securities

The practice of loaning securities to brokers,
dealers and financial institutions to increase
returns on those securities. Loans may be made up
to 1940 Act limits (currently one-third of total
assets, including the value of the collateral              .               .               .          .
received).
                                                     ----------------------------------------------------

58 Income Funds Prospectus

--------------------------------------------------------------------------------

                                                                                HIGH                     INFLATION-   INTERMEDIATE
                                                                               YIELD            INCOME    PROTECTED    GOVERNMENT
                                                                                BOND   INCOME    PLUS       BOND         INCOME
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                  PRINCIPAL RISK(S)
----------------------------------------------------------------------------------------------------------------------------------
Loan Participations

Debt obligations that represent a portion of a       Credit Risk
larger loan made by a bank. Generally sold without
guarantee or recourse, some participations sell at
a discount because of the borrower's credit
problems.                                                                        .        .        .          .             .

Mortgage- and Other Asset-Backed Securities

Securities consisting of fractional interests in     Interest Rate, Credit
pools of consumer loans, such as mortgage loans,     and Prepayment/
car loans, credit card debt or receivables held in   Extension Risk
trust.                                                                           .        .        .          .             .

Options

The right or obligation to receive or deliver a      Leverage, Credit and
security or cash payment depending on the            Liquidity Risk
security's price or the performance of an index or
benchmark. Types of options used may include:
options on securities, options on a stock index,
stock index futures and options on stock index
futures to protect liquidity and portfolio value.                                .        .        .          .             .

Other Mutual Funds

Investments by the Fund in shares of other mutual    Market Risk
funds, which may cause Fund shareholders to bear a
pro rata portion of the other fund's expenses, in
addition to the expenses paid by the Fund.                                       .        .        .          .             .

Privately Issued Securities

Securities that are not publicly traded but which    Liquidity Risk
may or may not be resold in accordance with Rule
144A under the Securities Act of 1933.                                           .        .        .          .

Repurchase Agreements

A transaction in which the seller of a security      Credit and
agrees to buy back the security at an agreed upon    Counter-Party Risk
time and price, usually with interest.                                           .        .        .          .             .

Stripped Obligations

Securities that give ownership to either future      Interest Rate Risk
payments of interest or a future payment of
principal, but not both. These securities tend to
have greater interest rate sensitivity than
conventional debt.                                                               .        .        .          .             .

                                                                      MONTGOMERY
                                                     LIMITED TERM   SHORT DURATION    MONTGOMERY
                                                      GOVERNMENT      GOVERNMENT        TOTAL      STABLE
                                                        INCOME           BOND        RETURN BOND   INCOME
---------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE
---------------------------------------------------------------------------------------------------------
Loan Participations

Debt obligations that represent a portion of a
larger loan made by a bank. Generally sold without
guarantee or recourse, some participations sell at
a discount because of the borrower's credit
problems.                                                                                             .

Mortgage- and Other Asset-Backed Securities

Securities consisting of fractional interests in
pools of consumer loans, such as mortgage loans,
car loans, credit card debt or receivables held in
trust.                                                     .               .               .          .

Options

The right or obligation to receive or deliver a
security or cash payment depending on the
security's price or the performance of an index or
benchmark. Types of options used may include:
options on securities, options on a stock index,
stock index futures and options on stock index
futures to protect liquidity and portfolio value.          .               .               .          .

Other Mutual Funds

Investments by the Fund in shares of other mutual
funds, which may cause Fund shareholders to bear a
pro rata portion of the other fund's expenses, in
addition to the expenses paid by the Fund.                 .               .               .          .

Privately Issued Securities

Securities that are not publicly traded but which
may or may not be resold in accordance with Rule
144A under the Securities Act of 1933.                                     .               .          .

Repurchase Agreements

A transaction in which the seller of a security
agrees to buy back the security at an agreed upon
time and price, usually with interest.                    .               .               .          .

Stripped Obligations

Securities that give ownership to either future
payments of interest or a future payment of
principal, but not both. These securities tend to
have greater interest rate sensitivity than
conventional debt.                                        .               .               .          .
                                                     -----------------------------------------------------

                                                      Income Funds Prospectus 59

Organization and Management of the Funds
--------------------------------------------------------------------------------
A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

--------------------------------------------------------------------------------
                                BOARD OF TRUSTEES
--------------------------------------------------------------------------------
                        Supervises the Funds' activities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         INVESTMENT ADVISER                           CUSTODIAN
--------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC          Wells Fargo Bank Minnesota,  N.A.
525 Market St., San Francisco, CA          6th & Marquette, Minneapolis, MN
Manages the Funds' investment activities   Provides safekeeping for the Funds'
                                           assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INVESTMENT SUB-ADVISERS
--------------------------------------------------------------------------------
                                 Varies by Fund
                 Responsible for day-to-day portfolio management
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                                             SHAREHOLDER
                                             TRANSFER                         SERVICING
    ADMINISTRATOR                             AGENT                            AGENTS
-------------------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC   Boston Financial Data Services, Inc.   Various Agents
525 Market St.                      Two Heritage Dr.
San Francisco, CA                   Quincy, MA
Manages the Funds'                  Maintains records of shares and        Provide services
business activities                 supervises the payment of dividends    to customers
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   FINANCIAL SERVICES FIRMS AND SELLING AGENTS
--------------------------------------------------------------------------------
         Advise current and prospective shareholders on Fund investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  SHAREHOLDERS
--------------------------------------------------------------------------------

60 Income Funds Prospectus

--------------------------------------------------------------------------------

     The Investment Adviser

     Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers, who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus. As noted in this table, the fees shown for the Stable Income Fund include fees allocated from the master portfolio in which the Fund invests. As of June 30, 2003, Funds Management and its affiliates managed over $183 billion in assets.

     Dormant Investment Advisory Arrangements

     Under the investment advisory contract for the Stable Income Fund, a gateway fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios. If the Fund redeems all or a portion of its assets from any master portfolio and invests those assets directly in a portfolio of securities, Funds Management has been retained as the Fund's investment adviser and would be entitled to receive an annual advisory fee of 0.50% of the average daily net assets so invested.

     The Stable Income Fund has a similar "dormant" sub-advisory arrangement with the sub-adviser that advises the master portfolio in which the Fund invests. Under this arrangement, if the Stable Income Fund redeems assets from the master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Stable Income Fund's assets formerly invested in the master portfolio.

     Dormant Multi-Manager Structure

     The Board has adopted a dormant "multi-manager" structure for the High Yield Bond, Inflation-Protected Bond, Montgomery Short Duration Government Bond and Montgomery Total Return Bond Funds. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day to day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-adviser(s) and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

     Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant "multi-manager" structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

                                                      Income Funds Prospectus 61

Organization and Management of the Funds
--------------------------------------------------------------------------------

     The Sub-Advisers

     Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for each of the Funds, except the High Yield Bond Fund and Stable Income Fund. In this capacity, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of June 30, 2003, Wells Capital Management managed assets aggregating in excess of $120 billion.

     Sutter Advisors LLC ("Sutter"), an indirect, wholly owned subsidiary of Wells Fargo & Company and a direct subsidiary of Wells Capital Management, located at 550 California Street, San Francisco, CA 94104, is the sub-adviser for the High Yield Bond Fund. In this capacity, it is responsible for the day-to-day investment management activity of the Fund. Sutter also provides investment advisory services for collateralized bond obligations and Wells Fargo & Company's proprietary portfolio. As of June 30, 2003, Sutter managed assets in excess of $2.0 billion.

     Galliard Capital Management, Inc. ("Galliard"), an investment adviser subsidiary of Wells Fargo Bank Minnesota, N.A. ("Wells Fargo Bank, MN") located at 800 LaSalle Avenue, Suite 2060, Minneapolis, MN 55479, is the investment sub-adviser for the master portfolio in which the Stable Income Fund invests substantially all of its assets. In this capacity, it is responsible for the day-to-day investment management activities of the master portfolio. Galliard provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of June 30, 2003, Galliard managed assets in excess of $15 billion.

     Wells Capital Management and Sutter are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the respective Funds. Galliard is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolio in which the Stable Income Fund invests.

     The Administrator

     Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business.

     Shareholder Servicing Plan

     We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets.

     The Transfer Agent

     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds.

62 Income Funds Prospectus

A Choice of Share Classes
--------------------------------------------------------------------------------

     After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this
     Prospectus:

     . Class A Shares--with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

     . Class B Shares--with a contingent deferred sales charge ("CDSC") payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

     .    Class C Shares--with a front-end sales charge (certain funds, see page
          67) and a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

     The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

     You may prefer instead to see "every dollar working" from the moment you invest. If so, then consider Class B shares of any Fund or Class C shares of the Montgomery Short Duration Government Bond Fund or the Stable Income Fund. Please note that Class B shares convert to Class A shares generally after seven years to avoid the higher ongoing expenses assessed against Class B shares. Please see "Class B Share CDSC Schedules" below for further details.

     Class B shares are available for all Funds in this Prospectus. Class C shares are available for all Funds except the Income Fund and the Limited Term Government Income Fund. Class C shares are similar to Class B shares in that they have higher ongoing expenses than Class A shares. Unlike Class B shares, however, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold Fund shares before redeeming them.

     Orders for Class B shares of $250,000 or more either will be treated as orders for Class A shares or will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, also either will be treated as orders for Class A shares or will be refused.

     Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the "Reductions and Waivers of Sales Charges" section of the Prospectus. You may wish to discuss this choice with your financial consultant.

                                                      Income Funds Prospectus 63

A Choice of Share Classes
--------------------------------------------------------------------------------

     Class A Share Sales Charge Schedule

     If you choose to buy Class A shares, you will pay the Public Offering Price ("POP") which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases.

     ---------------------------------------------------------------------------
     CLASS A SHARES, EXCEPT FOR THE MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND AND THE STABLE INCOME FUND, HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
     ---------------------------------------------------------------------------

                              FRONT-END SALES   FRONT-END SALES
                                CHARGE AS %       CHARGE AS %
             AMOUNT              OF PUBLIC       OF NET AMOUNT
          OF PURCHASE         OFFERING PRICE       INVESTED
     ----------------------   ---------------   ---------------
     Less than $50,000              4.50%             4.71%

     $50,000 to $99,999             4.00%             4.17%

     $100,000 to $249,999           3.50%             3.63%

     $250,000 to $499,999           2.50%             2.56%

     $500,000 to $999,999           2.00%             2.04%

     $1,000,000 and over/1/         0.00%             0.00%

     /1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     ---------------------------------------------------------------------------
     MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
     ---------------------------------------------------------------------------

                              FRONT-END SALES   FRONT-END SALES
                                CHARGE AS %       CHARGE AS %
              AMOUNT            OF PUBLIC       OF NET AMOUNT
           OF PURCHASE        OFFERING PRICE       INVESTED
     ----------------------   ---------------   ---------------
     Less than $50,000              3.00%           3.09%

     $50,000 to $99,999             2.50%           2.56%

     $100,000 to $249,999           2.00%           2.04%

     $250,000 to $499,999           1.50%           1.52%

     $500,000 to $999,999           1.00%           1.01%

     $1,000,000 and over/1/         0.00%           0.00%

     /1/ We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

64 Income Funds Prospectus

--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     CLASS A SHARES FOR THE STABLE INCOME FUND HAVE THE FOLLOWING SALES CHARGE
     SCHEDULE:
     ---------------------------------------------------------------------------

                                               FRONT-END SALES   FRONT-END SALES
                                                 CHARGE AS %       CHARGE AS %
          AMOUNT                                  OF PUBLIC       OF NET AMOUNT
        OF PURCHASE                            OFFERING PRICE        INVESTED
     ----------------------                    ---------------   ---------------
     Less than $50,000                              2.00%             2.04%

     $50,000 to $99,999                             1.50%             1.52%

     $100,000 to $249,999                           1.00%             1.01%

     $250,000 to $499,999                           0.75%             0.76%

     $500,000 to $999,999                           0.50%             0.50%

     $1,000,000 and over/1/                         0.00%             0.00%

     /1/ We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Fund's approval. The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     Class B Share CDSC Schedule

     If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, within three years for the Montgomery Short Duration Government Bond Fund, and within two years for the Stable Income Fund, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Waivers" and "Waivers for Certain Parties"). The CDSC schedules are as follows:

     ---------------------------------------------------------------------------
     CLASS B SHARES, EXCEPT FOR THE MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND AND THE STABLE INCOME FUND, HAVE THE FOLLOWING CDSC SCHEDULE:
     ---------------------------------------------------------------------------

     REDEMPTION WITHIN   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   7 YEARS   8 YEARS
     -----------------   ------   -------   -------   -------   -------   -------   -------   --------
     CDSC                 5.00%    4.00%     3.00%      3.00%    2.00%     1.00%     0.00%    A Shares

     ---------------------------------------------------------------------------
     CLASS B SHARES FOR THE MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND HAVE THE FOLLOWING CDSC SCHEDULE:
     ---------------------------------------------------------------------------

     REDEMPTION WITHIN   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS
     -----------------   ------   -------   -------   -------   --------
     CDSC                 3.00%    2.00%     1.00%     0.00%    A Shares

     ---------------------------------------------------------------------------
     CLASS B SHARES FOR THE STABLE INCOME FUND HAVE THE FOLLOWING CDSC SCHEDULE:
     ---------------------------------------------------------------------------

     REDEMPTION WITHIN   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS
     -----------------   ------   -------   -------   -------   --------
     CDSC                 1.50%    0.75%     0.00%     0.00%    A Shares

     The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

                                                      Income Funds Prospectus 65

A Choice of Share Classes
--------------------------------------------------------------------------------

     To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, three years for the Montgomery Short Duration Government Bond Fund and two years for the Stable Income Fund, the CDSC expires. After shares are held for seven years, four years for the Montgomery Short Duration Government Bond Fund and the Stable Income Fund, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

     Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above applicable CDSC schedule.

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997, are subject to the following CDSC schedule, and such shares convert to Class A shares automatically after six years:

     ---------------------------------------------------------------------------
     CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING CDSC
     SCHEDULE:
     ---------------------------------------------------------------------------

     REDEMPTION WITHIN   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   7 YEARS
     -----------------   ------   -------   -------   -------   -------   -------   --------
     CDSC                 5.00%    4.00%     3.00%     3.00%     2.00%     1.00%    A Shares

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares that were purchased prior to March 3, 1997 are subject to a CDSC if they are redeemed within four years of the original purchase. The CDSC schedule for these shares is below:

     ---------------------------------------------------------------------------
     CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED PRIOR TO MARCH 3, 1997 HAVE THE FOLLOWING CDSC SCHEDULE:
     ---------------------------------------------------------------------------

     REDEMPTION WITHIN   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   7 YEARS
     -----------------   ------   -------   -------   -------   -------   -------   -------
     CDSC                 3.00%    2.00%     1.00%     1.00%     0.00%     0.00%    A Shares

     Class B shares received in the reorganization of Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following CDSC schedule on the exchanged shares, except for the Stable Income Fund, and such shares convert to Class A shares automatically after six years:

     ---------------------------------------------------------------------------
     CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES, EXCEPT FOR STABLE INCOME FUND, PURCHASED PRIOR TO MAY 18, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
     ---------------------------------------------------------------------------

     REDEMPTION WITHIN   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   7 YEARS
     -----------------   ------   -------   -------   -------   -------   -------   --------
     CDSC                3.00%     2.00%     2.00%     1.00%     0.00%     0.00%    A Shares

     If you exchange the Class B shares that you received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown on the previous page.

66 Income Funds Prospectus

--------------------------------------------------------------------------------

     Class C Share Sales Charges

     For all Funds except the Montgomery Short Duration Government Bond Fund and the Stable Income Fund, if you choose Class C shares you will pay the POP (NAV plus the 1.00% sales charge). As a percentage of the net amount invested, the front-end sales charge effectively is 1.01%. Class C shares may be purchased without a front-end sales charge when purchased through a broker/dealer that has entered into an agreement with the Funds' distributor to waive this charge. The distributor pays sales commissions of up to 1.00% to such broker/dealers and up to 2.00% to other selling agents at the time of sale, and up to 1.00% annually to all selling agents thereafter.

     If you choose Class C shares of the Montgomery Short Duration Government Bond Fund or the Stable Income Fund, you buy them at NAV. The distributor pays sales commissions of up to 1.00% of the purchase price to selling agents at the time of sale, and up to 1.00% annually thereafter.

     For all Class C shares, you agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV on the date of original purchase or the NAV on the date of redemption. The CDSC percentage you pay on shares purchased on or after June 9, 2003, is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, a Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

                                                      Income Funds Prospectus 67

Reductions and Waivers of Sales Charges
--------------------------------------------------------------------------------

     Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions when you are deciding which share class to buy.

     Class A Share Reductions

     If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

     . You pay no sales charges on Fund shares you buy with reinvested distributions.

     . You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.

     . By signing a Letter of Intent ("LOI"), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

     . Rights of Accumulation ("ROA") allow you to combine the amount you are investing and the total value of Class A, Class B and Class C shares of any Wells Fargo Fund already owned (excluding Class A shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.

     . You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of the redemption.

     . You may reinvest into a Wells Fargo Fund with no sales charge a required distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment.

     You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

     . a family unit, including children under the age of twenty-one or single trust estate;

     .    a trustee or fiduciary purchasing for a single fiduciary relationship;
          or

     . the members of a "qualified group" which consists of a "company" (as defined under the 1940 Act, as amended), and related parties of such a "company," which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

                   How a Letter of Intent Can Save You Money!

          If you plan to invest, for example, $100,000 in a Wells Fargo Fund in installments over the next year, by signing a letter of intent you would pay only 3.50% sales load on the entire purchase. Otherwise, you might pay 4.50% on the first $49,999, then 4.00% on the next $50,000!

68 Income Funds Prospectus

--------------------------------------------------------------------------------

     Class C Share Reductions

     . You pay no sales charge on Class C shares you purchase with the proceeds of a redemption of Class C shares or Wealthbuilder Portfolios within 120 days of the date of the redemption.

     Class B and Class C Share CDSC Waivers

     . You pay no CDSC on Fund shares you purchase with reinvested distributions.

     . We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals made after age 70 1/2 according to IRS guidelines) distributions from traditional Individual Retirement Accounts (IRAs) and certain retirement plans. (See your retirement plan information for details.)

     . We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7).)

     . We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

     . We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits (See the Statement of Additional Information for further details).

     .    We waive the Class C share CDSC for certain types of accounts.

     For Class B Shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999 and for all Class C shares within the first year of purchase, no CDSC is imposed on withdrawals that meet the following circumstances:

     . withdrawals are made by participating in the Systematic Withdrawal Program; and

     . withdrawals may not exceed 10% of your Fund assets (including "free shares") (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Program).

     Waivers for Certain Parties

     If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

     .    Current and retired employees, directors/trustees and officers of:

          .    Wells Fargo Funds (including any predecessor funds);

          .    Wells Fargo & Company and its affiliates; and

          .    the families of any of the above.

     .    Current employees of:

          .    Stephens Inc. and its affiliates;

          .    broker/dealers who act as selling agents; and

          . immediate family members (spouse, sibling, parent or child) of any of the above.

     . Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Fund at NAV.

     Contact your selling agent for further details.

                                                      Income Funds Prospectus 69

Reductions and Waivers of Sales Charges
--------------------------------------------------------------------------------

     You also may buy Class A and Class C shares of any Fund at NAV if they are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" with whom Wells Fargo Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer.

     We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

     Distribution Plan

     We have adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services, including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

     FUND                                                      CLASS B   CLASS C
     -------------------------------------------------------   -------   -------
     High Yield Bond Fund                                       0.75%     0.75%
     Income Fund                                                0.75%      N/A
     Income Plus Fund                                           0.75%     0.75%
     Inflation-Protected Bond Fund                              0.75%     0.75%
     Intermediate Government Income Fund                        0.75%     0.75%
     Limited Term Government Income Fund                        0.75%      N/A
     Montgomery Short Duration Government Bond Fund             0.75%     0.75%
     Montgomery Total Return Bond Fund                          0.75%     0.75%
     Stable Income Fund                                         0.75%     0.75%

     These fees are paid out of the Funds' assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

70 Income Funds Prospectus

Exchanges
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

     . In general, exchanges may be made between like share classes of any Wells Fargo Fund, with the following exceptions:

          . Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund;

          . Class B shares of the Wells Fargo Money Market Fund may not be exchanged for Class B shares of the Wells Fargo Stable Income Fund or the Wells Fargo Montgomery Short Duration Government Bond Fund; and

          . Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

     . Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new fund and will be charged the CDSC applicable to the original shares upon redemption.

     . If you are making an initial investment into a new fund through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

     . Any exchange between funds you already own must meet the minimum redemption and subsequent purchase amounts for the funds involved.

     . The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from market timing and excessive trading activity. Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management monitors available trading information and may temporarily suspend or permanently terminate purchase or exchange privileges from investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive would depend on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved.

     Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

                                                      Income Funds Prospectus 71

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares

     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on latest quoted bid price. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. We may be required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

     . We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") at 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests we receive in proper form before this time are processed the same day. Requests we receive after the cutoff time are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

You Can Buy Fund Shares

..    By opening an account directly with the Fund (simply complete and return a
     Wells Fargo Funds Application with proper payment);

..    Through a brokerage account with an approved selling agent; or

..    Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

72 Income Funds Prospectus

--------------------------------------------------------------------------------

     In addition to payments received from the Funds, selling or shareholder servicing agents may receive significant additional payments directly from the adviser, the distributor or their affiliates in connection with the sale of Fund shares.

     Minimum Investments

     .    $1,000 per Fund minimum initial investment; or

     .    $100 per Fund if you use the Systematic Purchase Program; and

     .    $100 per Fund for all investments after your initial investment.

     We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

     Small Account Redemptions

     We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption, and we will provide you with the opportunity to make additional investments that will bring your account above the minimum investment amount. Account redemptions are net of any applicable CDSC. Please consult your selling agent for further details.

                                                      Income Funds Prospectus 73

Your Account
--------------------------------------------------------------------------------

     The following section explains how you can buy shares directly from Wells Fargo Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

     In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day's NAV.

     ---------------------------------------------------------------------------
     BY MAIL
     ---------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     . Complete a Wells Fargo Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest (if no choice is indicated, Class A shares will be designated). Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

     . Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example,"Wells Fargo Income Fund, Class B." Please note that checks made payable to any entity other than the full Fund name or "Wells Fargo Funds" will be returned to you.

     . All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

     . You may start your account with $100 if you elect the Systematic Purchase Program option on the Application.

     .    Mail to: Wells Fargo Funds       Overnight Mail Only: Wells Fargo Funds
                   P.O. Box 8266                                ATTN: CCSU-Boston Financial
                   Boston, MA 02266-8266                        66 Brooks Drive
                                                                Braintree, MA 02184

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     . Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

     .    Enclose the payment stub/card from your statement if available.

     .    Mail to: Wells Fargo Funds
                   P.O. Box 8266
                   Boston, MA 02266-8266

74 Income Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     BY WIRE
     ---------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     . You must first call Investor Services at 1-800-222-8222, option 0, to notify them of an incoming wire trade.

     . If you do not currently have an account, complete a Wells Fargo Funds Application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.

     .    All purchases must be made with U.S. dollars.

     . Mail the completed application. Your account will be credited on the business day that the transfer agent receives your application and payment in proper order.

     .    Overnight Applicationto: Wells Fargo Funds
                                   ATTN: CCSU-Boston Financial
                                   66 Brooks Drive
                                   Braintree, MA 02184

     .    Wire money to:           State Street Bank & Trust       Attention:
                                   Boston, MA                      Wells Fargo Funds (Name
                                                                   of Fund, Account Number
                                   Bank Routing Number:            and Share Class)
                                   ABA 011000028
                                                                   Account Name:
                                   Wire Purchase Account Number:   (Registration Name
                                   9905-437-1                      Indicated on Application)

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     . Instruct your wiring bank to transmit at least $100 according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.

     .    Wire money to:           State Street Bank & Trust       Attention:
                                   Boston, MA                      Wells Fargo Funds (Name
                                                                   of Fund, Account Number
                                   Bank Routing Number:            and Share Class)
                                   ABA 011000028
                                                                   Account Name:
                                   Wire Purchase Account Number:   (Registration Name
                                   9905-437-1                      Indicated on Account)

                                                      Income Funds Prospectus 75

Your Account                                                   How to Buy Shares
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     BY PHONE
     ---------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Funds Account. If you do not currently have an Account, complete a Wells Fargo Fund Application. Refer to the previous section on buying shares for the first time by mail.

     To buy into a new Fund, call Investor Services at 1-800-222-8222, option 0, for an Investor Service Representative, or option 1 to use our Automated Voice Response Service to either:

          .    transfer at least $1,000 from a linked settlement account, or

          . exchange at least $1,000 worth of shares from an existing Wells Fargo Funds Account.

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     To buy additional shares, call Investor Services at 1-800-222-8222, option 0, for an Investor Services Representative, or option 1 to use our Automated Voice Response Service to either:

          .    transfer at least $100 from a linked settlement account, or

          . exchange at least $100 worth of shares from an existing Wells Fargo Funds Account.

     ---------------------------------------------------------------------------
     BY INTERNET ACCESS
     ---------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     You can only make your first purchase of a Fund by Internet if you already have an existing Wells Fargo Funds Account. If you do not currently have an Account, complete a Wells Fargo Fund Application. Refer to the previous section on buying shares for the first time by mail.

     To buy into a new Fund, visit our website at www.wellsfargofunds.com, and click on "Wells Fargo FundLink(SM)" to either:

          .    transfer at least $1,000 from a linked settlement account, or

          . exchange at least $1,000 worth of shares from an existing Wells Fargo Funds Account.

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     To buy additional shares, visit our website at www.wellsfargofunds.com, and click on"Wells Fargo FundLink(SM)" to either:

          .    transfer at least $100 from a linked settlement account, or

          . exchange at least $100 worth of shares from an existing Wells Fargo Funds Account.

     Further information is available by calling Investor Services at 1-800-222-8222.

76 Income Funds Prospectus

                                                              How to Sell Shares
--------------------------------------------------------------------------------

     The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

     ---------------------------------------------------------------------------
     BY MAIL
     ---------------------------------------------------------------------------

     . Write a "Letter of Instruction" stating your name, your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").

     . Make sure all the account owners sign the request exactly as their names appear on the account application.

     . You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

     . Signature guarantees are required for mailed redemption requests if a request is for over $50,000, if the address on your account was changed within the last 30 days, or if a redemption is made payable to a third party. You can get a signature guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

     .    Mail to: Wells Fargo Funds
                   P.O. Box 8266
                   Boston, MA 02266-8266

     ---------------------------------------------------------------------------
     BY PHONE
     ---------------------------------------------------------------------------

     . Call Investor Services at 1-800-222-8222, option 0 for an Investor Service Representative or option 1 to use our Automated Voice Response Service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.

     . Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

     . You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

     . Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

     . Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

     . We will not mail the proceeds of a telephone redemption request if the address on your account was changed in the last 30 days.

                                                      Income Funds Prospectus 77

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     BY INTERNET ACCESS
     ---------------------------------------------------------------------------

     . Shareholders with an existing Wells Fargo Funds Account may use the Internet to redeem shares of a Fund via the Internet.

     . Visit our website at www.wellsfargofunds.com to process your redemption request. You may request that redemption proceeds (minimum of $100 to a maximum of $50,000) be sent to you by check to your address of record, by ACH transfer into a linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or wiring funds. We reserve the right to charge a fee for wiring funds although it is not our current practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

     Further information is available by calling Investor Services at 1-800-222-8222.

     ---------------------------------------------------------------------------
     GENERAL NOTES FOR SELLING SHARES
     ---------------------------------------------------------------------------

     . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

     .    Your redemptions are net of any applicable CDSC.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or Systematic Purchase Plan have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

78 Income Funds Prospectus

Additional Services and Other Information
--------------------------------------------------------------------------------

     Automatic Programs

     These programs help you conveniently purchase and/or redeem shares each month. Once you select a Program, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222, option 0, for more information.

     . Systematic Purchase Program--With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund and class you would like to purchase and specify an amount of at least $100.

     . Systematic Exchange Program--With this program, you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

     . Systematic Withdrawal Program--With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:

          .    must have a Fund account valued at $10,000 or more;

          .    must have your distributions reinvested; and

          .    may not simultaneously participate in the Systematic Purchase
               Program.

     It generally takes about ten days to establish a Program once we have received your instructions. It generally takes about five days to change or cancel participation in a Program. We may automatically cancel your program if the linked bank account you specified is closed, or for other reasons.

     Income and Gain Distributions

     The Funds in this Prospectus make distributions of net investment income at least monthly, and realized capital gains at least annually.

     We offer the following distribution options:

     . Automatic Reinvestment Option--Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

     . Check Payment Option--Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

     . Bank Account Payment Option--Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

                                                      Income Funds Prospectus 79

Additional Services and Other Information
--------------------------------------------------------------------------------

     . Directed Distribution Purchase Option--Lets you buy shares of a different Wells Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

     Remember, distributions have the effect of reducing NAV per share by the amount distributed.

     Taxes

     The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

     We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized capital gain, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. If the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital. Estimates of inflation may be used in the determination of monthly income dividend rates. Distributions from the Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

     Under recent changes to the Internal Revenue Code, an individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges after May 5, 2003. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from taxable U.S. and certain foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares, and by the Fund for its stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008. It is not anticipated that corporate shareholders will be able to deduct a portion of their distributions when determining their taxable income.

     Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

     If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

     Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

80 Income Funds Prospectus

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     In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

     Request for Multiple Copies of Shareholder Documents

     To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your selling agent.

                                                      Income Funds Prospectus 81

Description of Master Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO                 OBJECTIVE
--------------------------------------------------------------------------------

Stable Income Portfolio   The Portfolio seeks stability of principal while
                          providing lower volatility total return.

82 Income Funds Prospectus

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PRINCIPAL STRATEGY
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The Portfolio invests in short-term investment-grade securities, which include mortgage-backed securities and U.S. Government obligations. We invest in fixed and variable rate dollar-denominated debt securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations and others.

                                                      Income Funds Prospectus 83

Portfolio Managers
--------------------------------------------------------------------------------

     Marie Chandoha

     Montgomery Short Duration Government Bond and its predecessor since 1999 Montgomery Total Return Bond Fund and its predecessor since 1999
     Ms. Chandoha joined Wells Capital Management in 2003 as a senior portfolio manager. Prior to joining Wells Capital Management, Ms. Chandoha was a portfolio manager and co-head of the Fixed Income Fund Group at Montgomery Asset Management since joining the firm in 1999. From 1996 to 1999, she was chief bond strategist at Goldman Sachs, where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. From 1994 to 1996, she was managing director of global fixed-income and economics research at Credit Suisse First Boston, where she managed the global bond and economics research department. Ms. Chandoha is a Phi Beta Kappa graduate of Harvard University, with a B.A. degree in Economics.

     Robert N. Daviduk, CFA

     Income Fund since 2002 Income Plus Fund since 2002
     Inflation-Protected Bond Fund since 2003
     Intermediate Government Income Fund since 2002 Limited Term Government Income Fund since 2002
     Mr. Daviduk joined Wells Capital Management in 2002 as Managing Director of Intermediate Fixed Income investing. Prior to joining Wells Capital Management, Mr. Daviduk was a Senior Vice President and Director of Taxable Fixed Income with Banc of America Capital Management since 1997. Mr. Daviduk earned his BS in Business Administration/Accounting from Bucknell University, and his MBA in Finance/International Business from New York University.

     Saturnino S. Fanlo

     High Yield Bond Fund since 2002
     Mr. Fanlo is Executive Vice President of Sutter. Mr. Fanlo is responsible for managing Wells Fargo & Company's high yield portfolio. He also currently serves as Treasurer of Wells Fargo & Company. Mr. Fanlo joined Wells Fargo Bank in 1995 as a senior vice president and assumed responsibility for Structured Products in 1996. In 1996, he started the High Yield Securities Group (Sutter), which now has approximately $1.8 billion in assets under management. Prior to Wells Fargo Bank, Mr. Fanlo was a vice president at Goldman Sachs where he ran the mortgage syndicate desk. Before Goldman Sachs, Mr. Fanlo was an executive vice president at Australian Capital Equity (USA), Inc., where he managed the firm's U.S. investments. Mr. Fanlo also worked at The First Boston Corporation and Metropolitan Life Insurance Company after earning his BA in economics from Haverford College.

     John M. Huber, CFA

     Stable Income Fund and its predecessor since 1998
     Mr. Huber is a Principal and Sr. Portfolio Manager for Galliard Capital Management. Mr. Huber joined Galliard at the firm's inception in 1995 as a Portfolio Manager. Currently, Mr. Huber is highly involved with the portfolio management, strategy development, issue selection and trading of Galliard's active fixed income effort. Mr. Huber oversees the Stable Income Fund along with several other mutual funds and various actively managed individual accounts. Mr. Huber has the additional responsibility of heading the Corporate Sector Team for Galliard Capital. Prior to joining Galliard, Mr. Huber was an Assistant Portfolio Manager with Norwest Investment Management. Mr. Huber earned his MBA in Finance from the University of Minnesota and a BA in communications from the University of Iowa.

84 Income Funds Prospectus

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     Thomas O'Connor, CFA

     Montgomery Short Duration Government Bond Fund since 2003 Montgomery Total Return Bond Fund since 2003
     Thomas O'Connor joined Wells Capital Management in 2003 as a portfolio manager responsible for identifying value in mortgages. From 2000 to 2003, Mr. O'Connor was a portfolio manager in the Fixed Income Division of Montgomery Asset Management. Prior to that time, Mr. O'Connor was a senior portfolio manager in charge of agency mortgages at Vanderbilt Capital Advisors (formerly ARM Capital Advisors). Previously, Mr. O'Connor was a senior trader of agency mortgages in both a proprietary and market-making role at the Union Bank of Switzerland. He was also a senior trader at First Boston and Smith Barney. Mr. O'Connor is a member of the Association for Investment Management and Research. He has a B.S. in Finance from the University of Vermont.

     William Stevens

     Montgomery Short Duration Government Bond and its predecessor since 1992 Montgomery Total Return Bond Fund and its predecessor since 1997
     Mr. Stevens joined Wells Capital Management in 2003 as Chief Fixed Income Officer and Senior Managing Director. Prior to joining Wells Capital Management, Mr. Stevens directed the Fixed Income team of Montgomery Asset Management from 1992. Mr. Stevens also served as Montgomery's president and chief investment officer. Prior to Montgomery, he was responsible for starting the collateralized mortgage obligation and asset-backed securities trading department at Barclays de Zoete Wedd Securities. Previously, he headed the structured product department at Drexel Burnham Lambert, which included both origination and trading. Mr. Stevens has a M.B.A. degree from the Harvard Business School and he is a Phi Beta Kappa graduate of Wesleyan University, where he received a B.A. degree in Economics.

     Roger Wittlin

     High Yield Bond Fund since 2002
     Mr. Wittlin is the managing director of Sutter Advisors, LLC. Mr. Wittlin joined Sutter in 2000 after 18 years of capital markets experience with Goldman Sachs, Deutsche Bank and Morgan Stanley. At Deutsche Bank, Mr. Wittlin was one of three founders of the Commercial Mortgage Financing Group which originated, structured and distributed mezzanine and senior loans in securitized and whole loan form. At Goldman Sachs, Mr. Wittlin was head of Western Region Mortgage Distribution and worked in the Principal Investment Group which purchased non-performing and sub-performing assets. Mr. Wittlin earned a Masters in International Finance from the American Graduate School of International Management in 1978 and earned a B.A. in journalism from Arizona State University.

                                                      Income Funds Prospectus 85

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     ACH

     Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

     Adjustable or Variable Rate Debt Securities

     A type of bond for which the interest rate is adjusted periodically according to a pre-determined formula, usually linked to an index.

     Asset-Backed Securities

     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

     Below Investment-Grade

     Securities rated BB or lower by S&P or Ba or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk."

     Business Day

     Any day the New York Stock Exchange is open is a business day for the Funds.

     Capital Appreciation, Capital Growth

     An increase in the value of a security. See also "total return."

     Current Income

     Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

     Debt Securities

     Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments.
     Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

     Derivatives

     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions

     Distributions of net investment income, realized capital gains or capital made by a Fund to its shareholders.

     Diversified

     A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of a Fund's total assets. Non-diversified funds are not required to comply with these investment policies.

     Dollar-Denominated

     Securities issued by foreign banks, companies or governments in U.S. dollars.

     Dollar Rolls

     Similar to a reverse Repurchase Agreement, dollar rolls are simultaneous agreements to sell a security held in a portfolio and to purchase a similar security at a future date at an agreed-upon price.

86 Income Funds Prospectus

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     Dollar-Weighted Average Maturity

     The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

     Duration

     A measure of a security`s or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

     Effective Duration

     A measure of the percentage change in the price of a bond for small changes in interest rates, taking into account the exercise of any embedded options, such as call provisions. Duration is usually expressed in years.

     FDIC

     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

     Gateway Fund

     A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

     Inflation-Protected Debt Securities

     Unlike traditional debt securities that make fixed or variable principal and interest payments, inflation-protected debt securities are structured to provide protection against the negative effects of inflation. The value of the debt securities' principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers (CPI-U) as a measure of inflation for its inflation-protected debt securities. The U.S. Treasury guarantees the timely payment of principal and interest payments on inflation-protected securities issued by the U.S. Treasury. Other inflation-protected securities may not carry a similar guarantee by their issuer.

     Investment-Grade Securities

     A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

     Liquidity

     The ability to readily sell a security at a fair price.

     Money Market Instruments

     High-quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Moody's

     A nationally recognized statistical ratings organization.

     Mortgage-Backed Securities

     Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and/or principal.

                                                      Income Funds Prospectus 87

Glossary
--------------------------------------------------------------------------------

     Nationally Recognized Statistical Ratings Organization ("NRSRO")

     A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

     Net Asset Value ("NAV")

     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options

     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

     Public Offering Price ("POP")

     The NAV with the sales load added.

     Real Interest Rates

     Refers to the current market interest rate adjusted to reflect the market's expectations on inflation.

     Repurchase Agreement

     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Reverse Repurchase Agreements

     A sale by a Fund of securities it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date.

     Selling Agent

     A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

     Shareholder Servicing Agent

     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     Signature Guarantee

     A guarantee given by a financial institution that has verified the identity of the maker of the signature.

     S&P

     Standard and Poor's, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information

     A document that supplements the disclosure made in the Prospectus.

     Stability of Principal

     The degree to which share prices for a fund remain steady.

     Stripped Mortgage-Backed Securities

     Mortgage-backed securities in which the interest payments and the repayment of principal are separated and sold, individually, as securities.

     Stripped Treasury Securities

     Debt obligations in which the interest payments and the repayment of principal are separated and sold as securities.

88 Income Funds Prospectus

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     Taxpayer Identification Number

     Usually the social security number for an individual or the Employer Identification Number for a corporation.

     Total Return

     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers and exclude sales loads.

     Turnover Ratio

     The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

     U.S. Government Obligations

     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Zero Coupon Securities

     Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.

                                                     Income Funds Prospectus  89

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     YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

     STATEMENT OF ADDITIONAL INFORMATION

     supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

     ANNUAL/SEMI-ANNUAL REPORTS

     provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

     THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
     Call: 1-800-222-8222, or visit
     our website at www.wellsfargofunds.com.

     Write to:
     Wells Fargo Funds P.O. Box 8266
     Boston, MA 02266-8266; or

     Visit the SEC's website at http://www.sec.gov

     REQUEST COPIES FOR A FEE BY WRITING TO:
     SEC Public Reference Room
     Washington, DC 20549-6009; or
     by electronic request at publicinfo@sec.gov
     Call: 1-800-SEC-0330 for details

     ADDITIONAL SERVICES QUESTIONS CAN BE
     ANSWERED BY CALLING YOUR INVESTMENT
     PROFESSIONAL

P005 (10/03)  --------------------------------------
ICA Reg. No.    NOT FDIC INSURED - NO BANK GURANTEE -          [GRAPHIC]
 811-09253                  MAY LOSE VALUE             Printed on Recycled Paper
  #528031     --------------------------------------

                                                                    [LOGO] WELLS
                                                                           FARGO
                                                                           FUNDS

                       [GRAPHIC] Wells Fargo Income Funds

                       Prospectus

                       Wells Fargo Diversified Bond Fund

                       Wells Fargo Income Fund

                       Wells Fargo Inflation-Protected Bond Fund(SM)

                       Wells Fargo Intermediate Government Income Fund

                       Wells Fargo Limited Term Government Income Fund

                       Wells Fargo Montgomery Short Duration
                          Government Bond Fund(SM)

                       Wells Fargo Montgomery Total Return Bond Fund(SM)

                       Wells Fargo Stable Income Fund

                       Wells Fargo Tactical Maturity Bond Fund(SM)

                       Institutional Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or Issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                 October 1, 2003

Table of Contents                                                   Income Funds
--------------------------------------------------------------------------------

Overview                          Objectives and Principal Strategies          4
Important summary information     Summary of Important Risks                   6
about the Funds.                  Performance History                         10
                                  Summary of Expenses                         20

--------------------------------------------------------------------------------
The Funds                         Key Information                             22
Important information about       Diversified Bond Fund                       23
the individual Funds.             Income Fund                                 27
                                  Inflation-Protected Bond Fund               30
                                  Intermediate Government Income Fund         32
                                  Limited Term Government Income Fund         35
                                  Montgomery Short Duration Government
                                     Bond Fund                                38
                                  Montgomery Total Return Bond Fund           40
                                  Stable Income Fund                          42
                                  Tactical Maturity Bond Fund                 44
                                  Additional Strategies and General
                                     Investment Risks                         46
                                  Organization and Management of the Funds    50

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Your Investment                   Your Account                                54
How to open an account and           How to Buy Shares                        55
how to buy, sell and exchange        How to Sell Shares                       56
Fund shares.                         Exchanges                                57

--------------------------------------------------------------------------------
Reference                         Other Information                           58
Additional information and        Description of Master Portfolios            60
term definitions.                 Portfolio Managers                          62
                                  Glossary                                    64

Income Funds Overview
--------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

--------------------------------------------------------------------------------
FUND                       OBJECTIVE
--------------------------------------------------------------------------------

Diversified Bond Fund      Seeks total return by diversifying its investments
                           among different fixed-income investment styles.

Income Fund                Seeks current income and total return.

Inflation-Protected        Seeks to provide total return while providing
Bond Fund                  protection against inflation.

Intermediate Government    Seeks current income, consistent with safety of
Income Fund                principal.

Limited Term Government    Seeks current income, while preserving capital.
Income Fund

Montgomery Short           Seeks current income consistent with capital
Duration Government        preservation.
Bond Fund

Montgomery Total Return    Seeks total return consisting of income and capital
Bond Fund                  appreciation.


Stable Income Fund         Seeks stability of principal while providing lower
                           volatility total return.

Tactical Maturity Bond     Seeks to produce a positive total return each
Fund                       calendar year.

4 Income Funds Prospectus

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PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

The Fund is a gateway fund that invests in investment-grade U.S. and foreign debt securities using a "multi-style" approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns.

We invest in a broad spectrum of issues, including U.S. Government obligations, mortgage- and other asset-backed securities, and the debt securities of financial institutions, corporations and others. We establish a target range for the Fund's average portfolio duration based on the average portfolio duration of the mutual funds included in the Lipper Corporate A-Rated Debt Average (which is currently about 4-5 years, but is expected to change frequently).

We invest principally in inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury. Under normal circumstances, we expect to maintain a dollar-weighted average maturity between 5 and 20 years.

We invest in fixed and variable rate U.S. Government obligations. Under normal circumstances, we expect the Fund's average duration will range from 3 to 5 years. We also may invest in mortgage- and other asset-backed securities, including collateralized mortgage obligations.

We invest in short- to intermediate-term U.S. Government obligations, although we may invest in securities of any maturity. Under normal circumstances, we expect to maintain a dollar-weighted average maturity between 2 and 5 years. We seek to preserve capital by shortening average maturity when we expect interest rates to increase, and to increase total return by lengthening maturity when we expect interest rates to fall. We also may invest in mortgage- and other asset-backed securities, including collateralized mortgage obligations.

We invest principally in U.S. Government obligations. Generally, the portfolio's overall effective duration is less than that of a 3-year U.S. Treasury note.

We invest in a broad range of investment-grade debt securities, which include U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

The Fund is a gateway fund that invests in short-term investment-grade securities, which include mortgage-backed securities and U.S. Government obligations. We invest in fixed and variable rate dollar-denominated fixed-income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations and others.

The Fund is a gateway fund that invests in U.S. Government obligations and corporate fixed-income investments rated within 1 of the 2 highest long-term rating categories, or that are unrated and determined by the adviser to be of comparable quality. The Fund's assets are divided into two components, short bonds with maturities of 2 years or less and long bonds with maturities of 20 years or more. Shifts between short bonds and long bonds are made based on the movement in the prices of the bonds rather than on the adviser's forecast of interest rates. During periods of falling prices (generally, increasing interest rate environments) long bonds are sold to protect capital and limit losses. Conversely, when bond prices rise, long bonds are purchased. The dollar-weighted average maturity of the Fund may vary between 1 and 30 years.

                                                       Income Funds Prospectus 5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

..    the individual Fund descriptions beginning on page 23;

..    the "Additional Strategies and General Investment Risks" section beginning on page 46; and

..    the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
COMMON RISKS FOR THE FUNDS
--------------------------------------------------------------------------------

Debt Securities

The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government.

Foreign Obligations

Certain Funds invest in securities of foreign issuers. Investments in such securities are subject to potentially less liquidity and greater price volatility, as well as various additional risks, including those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Mortgage- and Other Asset-Backed Securities

Certain Funds invest in mortgage- and other asset-backed securities which may not be guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on a Fund's portfolio. Asset-backed securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.

6 Income Funds Prospectus

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--------------------------------------------------------------------------------
FUND                        SPECIFIC RISKS
--------------------------------------------------------------------------------
Diversified Bond Fund       The Fund is primarily subject to the risks
                            described under "Common Risks for the Funds" on page 6.

Income Fund                 The Fund is primarily subject to the risks
                            described under "Common Risks for the Funds" on page 6. We may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase
                            (sometimes referred to as "junk bonds" or high yield securities). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Inflation-Protected Bond    The Fund is primarily subject to the "Debt
Fund                        Securities" and "Mortgage and Other Asset-Backed
                            Securities" risks described under "Common Risks for the Funds" on page 6. The Fund invests in inflation-protected debt securities that are structured to provide protection against the negative effects of inflation. Inflation is a general rise in the prices of goods and services which can erode an investor's purchasing power.
                            Unlike traditional debt securities whose return is based on the payment of interest on a fixed principal amount, the principal value of inflation-protected debt securities is periodically adjusted according to the rate of inflation and as a result, interest payments will vary. For example, if the index measuring the rate of inflation falls, the principal value of an inflation-protected debt security will fall and the amount of interest payable on such security will consequently be reduced. Conversely, if the index measuring the rate of inflation rises, the principal value on such securities will rise and the amount of interest payable will also increase. The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

Intermediate Government     The Funds are primarily subject to the "Debt
Income Fund and             Securities" and "Mortgage and Other Asset-Backed
Limited Term Government     Securities" risks described under "Common Risks for
Income Fund                 the Funds" on page 6. We may invest in stripped
                            treasury securities which have greater interest rate risk than traditional government securities with identical credit ratings and like maturities.

                                                       Income Funds Prospectus 7

Summary of Important Risks
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND                        SPECIFIC RISKS
--------------------------------------------------------------------------------

Montgomery Short Duration   The Fund is primarily subject to the "Debt
Government Bond Fund        Securities" and "Mortgage and Other Asset-Backed
                            Securities" risks described under "Common Risks for the Funds" on page 6. We may invest in stripped mortgage-backed securities, which have greater interest rate risk than mortgage-backed securities with like maturities. We may also invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities.

Montgomery Total Return     The Fund is primarily subject to the risks
Bond Fund                   described under "Common Risks for the Funds" on
                            page 6. We may invest in stripped mortgage-backed securities, which have greater interest rate risk than mortgage-backed securities with like maturities. We may also invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities.

Stable Income Fund          The Fund is primarily subject to the "Debt
                            Securities" and "Mortgage and Other Asset-Backed
                            Securities" risks described under "Common Risks for the Funds" on page 6.

Tactical Maturity Bond      The Fund is primarily subject to the "Debt
Fund                        Securities" and "Mortgage and Other Asset-Backed
                            Securities" risks described under "Common Risks for the Funds" on page 6.

8 Income Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Performance History
--------------------------------------------------------------------------------

     The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results.

     The Inflation-Protected Bond Fund has been in operation for less than one calendar year, therefore, no performance history is shown for this Fund.

     The Wells Fargo Montgomery Short Duration Government Bond Fund and the Wells Fargo Montgomery Total Return Bond Fund were organized as the successor funds to the Montgomery Short Duration Government Bond Fund and the Montgomery Total Return Bond Fund, respectively. The predecessor Montgomery funds were reorganized into the Wells Fargo Funds effective at the close of business on June 6, 2003. The historical information shown below and throughout this Prospectus for each successor Fund reflects the historical information of its predecessor.

     Diversified Bond Fund Institutional Class Calendar Year Returns*/1/

                                     [CHART]

                                    Bar chart

     '93    6.54%
     '94   (2.04%)
     '95   12.69%
     '96    3.44%
     '97   10.23%
     '98    9.10%
     '99   (1.19%)
     '00   13.23%
     '01    5.10%
     '02    6.13%

     Best Qtr.: Q3 '98 . 5.30%   Worst Qtr.: Q1 '94 . (1.94)%

     *    The Fund's year-to-date performance through June 30, 2003, was 3.33%.

10 Income Funds Prospectus

--------------------------------------------------------------------------------

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns
     for the period ended 12/31/02                      1 year   5 years   10 years
                                                        ------   -------   --------
     Institutional Class Returns Before Taxes
        (Incept. 11/11/94)/1/                             6.13%   6.37%      6.20%

     Institutional Class Returns After Taxes
        on Distributions                                  4.33%   3.92%      4.13%

     Institutional Class Returns After Taxes
        on Distributions and Sale of Fund Shares          3.75%   3.93%      4.02%

     LB Aggregate Bond Index/2/                          10.25%   7.55%      7.51%
        (reflects no deduction for expenses or taxes)

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /2/  Lehman Brothers Aggregate Bond Index.

                                                      Income Funds Prospectus 11

Performance History
--------------------------------------------------------------------------------

     Income Fund Institutional Class Calendar Year Returns*/1/

                                    [CHART]

                                  [Bar chart]

     '93      8.77%
     '94     (7.02)%
     '95     17.35%
     '96      1.91%
     '97     10.26%
     '98      8.98%
     '99     (3.91)%
     '00     11.18%
     '01      6.91%
     '02      7.91%

     Best Qtr.: Q2 '95 . 5.95%   Worst Qtr.: Q2 '94 . (3.30)%

     *    The Fund's year-to-date performance through June 30, 2003, was 4.53%.

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns
     for the period ended 12/31/02                        1 year   5 years   10 years
                                                          ------   -------   --------
     Institutional Class Returns Before Taxes
        (Incept. 8/2/93)/1/                                7.91%    6.08%      6.00%

     Institutional Class Returns After Taxes
        on Distributions                                   5.56%    3.54%      3.28%

     Institutional Class Returns After Taxes
        on Distributions and Sale of Fund Shares           4.80%    3.58%      3.40%

     LB Aggregate Bond Index/2/                           10.25%    7.55%      7.51%
        (reflects no deduction for expenses or taxes)

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A shares, and includes all fees and expenses applicable to that class.The Class A shares commenced operations on June 9, 1987.
     /2/  Lehman Brothers Aggregate Bond Index.

12 Income Funds Prospectus

--------------------------------------------------------------------------------

     Intermediate Government Income Fund Institutional Class Calendar Year Returns*/1/

                                    [CHART]

                                  [Bar chart]

     '93      8.96%
     '94     (6.16)%
     '95     13.75%
     '96      3.13%
     '97      8.82%
     '98      9.55%
     '99     (2.21)%
     '00     11.43%
     '01      6.89%
     '02      9.90%

     Best Qtr.: Q3 '98 . 6.00%   Worst Qtr.: Q2 '94 . (3.73)%

     *    The Fund's year-to-date performance through June 30, 2003, was 2.49%.

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns
     for the period ended 12/31/02                        1 year   5 years   10 years
                                                          ------   -------   --------
     Institutional Class Returns Before Taxes
        (Incept. 11/11/94)/1/                              9.90%    7.00%      6.23%

     Institutional Class Returns After Taxes
        on Distributions                                   7.53%    4.48%      4.01%

     Institutional Class Returns After Taxes
        on Distributions and Sale of Fund Shares           6.01%    4.33%      3.89%

     LB Intermediate U.S. Gov't. Index/2/                  9.64%    7.44%      6.91%
        (reflects no deduction for expenses or taxes)

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /2/  Lehman Brothers Intermediate U.S. Government Index.

                                                      Income Funds Prospectus 13

Performance History
--------------------------------------------------------------------------------

     Limited Term Government Income Fund Institutional Class Calendar Year Returns*/1/

                                    [CHART]

                                  [Bar chart]

     '94     (1.42)%
     '95     12.67%
     '96      3.55%
     '97      7.68%
     '98      7.72%
     '99     (0.17)%
     '00      9.34%
     '01      7.37%
     '02      7.99%

     Best Qtr.: Q3 '98 . 4.89%   Worst Qtr.: Q3 '94 . (0.67)%

     *    The Fund's year-to-date performance through June 30, 2003, was 1.88%.

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns                                                 Life
     for the period ended 12/31/02                            1 year   5 years   of Fund
                                                              ------   -------   -------
     Institutional Class Returns Before Taxes
        (Incept. 9/6/96)/1/                                    7.99%     6.40%     5.93%

     Institutional Class Returns After Taxes
        on Distributions                                       6.22%     4.16%     3.70%

     Institutional Class Returns After Taxes
        on Distributions and Sale of Fund Shares               4.86%     3.99%     3.62%

     LB 1-5 Year U.S. Government Index/2,4/                    7.69%     6.98%     6.35%
        (reflects no deduction for fees, expenses or taxes)

     LB Intermediate U.S. Gov't./Credit Index/3/
        (reflects no deduction for expenses or taxes)          9.84%     7.48%     6.75%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A shares adjusted to reflect the Institutional Class's fees and expenses. The Class A shares commenced operations on October 27, 1993.
     /2/  Lehman Brothers 1-5 Year U.S. Government Index.
     /3/  Lehman Brothers Intermediate U.S. Government/Credit Index.
     /4/ The Fund has selected the Lehman Brothers 1-5 Year U.S. Government Index to replace the Lehman Brothers Intermediate U.S. Government Credit Index going forward because the former is more representative of the Fund's holdings.

14 Income Funds Prospectus

--------------------------------------------------------------------------------

     Montgomery Short Duration Government Bond Fund Institutional Class Calendar Year Returns*/1/

                                     [CHART]

                                    Bar chart

     '93    8.09%
     '94    1.13%
     '95   11.51%
     '96    5.14%
     '97    6.97%
     '98    7.38%
     '99    2.56%
     '00    8.11%
     '01    7.81%
     '02    6.28%

     Best Qtr.: Q3 '01 . 3.50% Worst Qtr.: Q1 '94 . (0.23)%

     *    The Fund's year-to-date performance through June 30, 2003, was 1.73%.

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns
     for the period ended 12/31/02                      1 year   5 years   10 years
                                                        ------   -------   --------
     Institutional Class Returns Before Taxes
        (Incept. 12/18/92)/1/                             6.28%     6.41%      6.46%

     Institutional Class Returns After Taxes
        on Distributions                                  4.25%     4.02%      3.99%

     Institutional Class Returns After Taxes
        on Distributions and Sale of Fund Shares          3.83%     3.94%      3.93%

     LB 1-3 Year Gov't. Bond Index/2/                     6.01%     6.51%      6.08%
        (reflects no deduction for expenses or taxes)

     /1/ Performance shown for the Institutional Class shares reflects the performance of the predecessor fund's Class R shares.
     /2/  Lehman Brothers 1-3 Year Government Bond Index.

                                                      Income Funds Prospectus 15

Performance History
--------------------------------------------------------------------------------

     Montgomery Total Return Bond Fund Institutional Class Calendar Year Returns*/1/

                                     [CHART]

                                    Bar chart

     '98    8.72%
     '99   (0.59)%
     '00   12.06%
     '01    8.70%
     '02   10.20%

     Best Qtr.: Q3 '01 . 4.86%   Worst Qtr.: Q2 '99 . (0.86)%

     *    The Fund's year-to-date performance through June 30, 2003, was 4.18%.

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns                                            Life
     for the period ended 12/31/02                      1 year   5 years   of Fund
                                                        ------   -------   --------
     Institutional Class Returns Before Taxes
        (Incept. 6/30/97)/1/                             10.20%     7.73%     8.17%

     Institutional Class Returns After Taxes
        on Distributions                                  7.73%     4.75%     5.18%

     Institutional Class Returns After Taxes
        on Distributions and Sale of Fund Shares          6.23%     4.70%     5.07%

     LB Aggregate Bond Index/2/                          10.25%     7.55%     8.04%
        (reflects no deduction for expenses or taxes)

     /1/ Performance shown for the Institutional Class shares reflects the performance of the predecessor fund's Class R shares.
     /2/  Lehman Brothers Aggregate Bond Index.

16 Income Funds Prospectus

--------------------------------------------------------------------------------

     Stable Income Fund Institutional Class Calendar Year Returns*

                                     [CHART]

                                    Bar chart

     '95   7.93%
     '96   5.46%
     '97   6.46%
     '98   5.77%
     '99   3.57%
     '00   6.99%
     '01   5.88%
     '02   3.24%

     Best Qtr.: Q1 '01 . 2.38%   Worst Qtr.: Q1 '02 . 0.12%

     *    The Fund's year-to-date performance through June 30, 2003, was 1.20%.

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns                                            Life
     for the period ended 12/31/02                      1 year   5 years   of Fund
                                                        ------   -------   -------
     Institutional Class Returns Before Taxes
        (Incept. 11/11/94)                                3.24%     5.08%     5.64%

     Institutional Class Returns After Taxes
        on Distributions                                  2.13%     3.11%     3.59%

     Institutional Class Returns After Taxes
        on Distributions and Sale of Fund Shares          1.98%     3.08%     3.50%

     LB Short Treasury 9-12 Months Index/1/               2.97%     5.34%     5.73%
        (reflects no deduction for expenses or taxes)

     /1/  Lehman Brothers Short Treasury 9-12 Months Index.

                                                      Income Funds Prospectus 17

Performance History
--------------------------------------------------------------------------------

     Tactical Maturity Bond Fund Institutional Class Calendar Year Returns/1/*

                                     [CHART]

                                    Bar chart

     '98   12.09%
     '99   (0.50)%
     '00   17.35%
     '01    0.17%
     '02    0.20%

     Best Qtr.: Q3 '98 . 8.47%   Worst Qtr.: Q1 '99 . (3.06)%

     *    The Fund's year-to-date performance through June 30, 2003, was 0.47%.

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


     Average annual total returns                                           Life
     for the period ended 12/31/02                      1 year   5 years   of Fund
                                                        ------   -------   -------
     Institutional Class Returns Before Taxes
        (Incept. 11/28/01)/1/                             0.20%     5.60%     7.42%

     Institutional Class Returns After Taxes
        on Distributions                                 (0.66)%    5.40%     7.24%

     Institutional Class Returns After Taxes
        on Distributions and Sale of Fund Shares          0.12%     4.47%     6.02%

     LB Aggregate Bond Index/2/                          10.25%     7.55%     8.15%
        (reflects no deduction for expenses or taxes)

     /1/ Performance shown for periods prior to inception of this Fund reflects performance of the Tactical Maturity Bond Master Portfolio adjusted to reflect the fees and expenses of this Fund. The Tactical Maturity Bond Master Portfolio, which incepted on June 1, 1997, has a substantially identical investment objective and strategy as the Fund.
     /2/  Lehman Brothers Aggregate Bond Index.

18 Income Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Income Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker/dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service, or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                      All Funds
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                                  None

Maximum deferred sales charge (load)
   (as a percentage of the Net Asset Value ("NAV") at purchase)         None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                                      Inflation-   Intermediate   Limited Term
                                        Diversified        Income      Protected    Government     Government
                                        Bond Fund/1/        Fund       Bond Fund    Income Fund   Income Fund
--------------------------------------------------------------------------------------------------------------
Management Fees                             0.75%           0.50%         0.50%        0.50%          0.50%
Distribution (12b-1) Fees                   0.00%           0.00%         0.00%        0.00%          0.00%
Other Expenses/2/                           0.14%           0.29%         1.35%        0.27%          0.33%
--------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.89%           0.79%         1.85%        0.77%          0.83%
--------------------------------------------------------------------------------------------------------------
Fee Waivers                                 0.19%           0.04%         1.20%        0.07%          0.13%
--------------------------------------------------------------------------------------------------------------
NET EXPENSES/3, 4/                          0.70%           0.75%         0.65%        0.70%          0.70%
--------------------------------------------------------------------------------------------------------------

                                         Montgomery
                                       Short Duration    Montgomery     Stable       Tactical
                                         Government     Total Return    Income       Maturity
                                          Bond Fund       Bond Fund     Fund/1/    Bond Fund/1/
-----------------------------------------------------------------------------------------------
Management Fees                             0.50%           0.50%         0.50%        0.50%
Distribution (12b-1) Fees                   0.00%           0.00%         0.00%        0.00%
Other Expenses/2/                           0.50%           0.65%         0.27%        1.04%
-----------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        1.00%           1.15%         0.77%        1.54%
-----------------------------------------------------------------------------------------------
Fee Waivers                                 0.40%           0.45%         0.12%        0.94%
-----------------------------------------------------------------------------------------------
NET EXPENSES/3/                             0.60%           0.70%         0.65%        0.60%
-----------------------------------------------------------------------------------------------

/1/ Includes expenses allocated from the master portfolio(s) in which the Fund invests.
/2/ Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. For the Montgomery Short Duration Government Bond Fund and the Montgomery Total Return Bond Fund, other expenses are based on estimated amounts for the current fiscal year. Other expenses may include expenses payable to Wells Fargo & Company.
/3/ The adviser has committed through September 30, 2004, to waive fees and/or reimburse expenses (excluding interest expense) to the extent necessary to maintain the Fund's net operating expense ratio shown.
/4/ For the Income Fund, the adviser will waive its advisory fee for the portion of the Fund's assets that is invested in the High Yield Bond Fund and waive additional fees and/or reimburse additional expenses to the extent necessary to ensure that there will be no increase in the Fund's net operating expense ratio.

20 Income Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------
                                  Inflation-   Intermediate   Limited Term
           Diversified   Income   Protected     Government    Government
            Bond Fund     Fund    Bond Fund    Income Fund    Income Fund
--------------------------------------------------------------------------
 1 YEAR       $   72      $ 77       $ 66         $ 72           $   72
 3 YEARS      $  265      $248       $465         $239           $  252
 5 YEARS      $  474      $435         --         $421           $  448
10 YEARS      $1,079      $974         --         $948           $1,013
--------------------------------------------------------------------------

------------------------------------------------------------------
             Montgomery
           Short Duration    Montgomery                   Tactical
             Government     Total Return      Stable      Maturity
              Bond Fund      Bond Fund     Income Fund   Bond Fund
------------------------------------------------------------------
 1 YEAR        $   61          $   72          $ 66        $   61
 3 YEARS       $  279          $  321          $234        $  394
 5 YEARS       $  514          $  589          $416        $  750
10 YEARS       $1,188          $1,357          $943        $1,754
------------------------------------------------------------------

                                                      Income Funds Prospectus 21

Key Information
--------------------------------------------------------------------------------

     In this Prospectus,"we" generally refers to Wells Fargo Funds Trust (the "Trust") or Wells Fargo Funds Management, LLC ("Funds Management") , the Funds' investment adviser. "We" may also refer to the Funds' other service providers."You" refers to the shareholder or potential investor.

     ---------------------------------------------------------------------------

     Master/Gateway(SM) Structure

     Some of the Funds in this Prospectus are gateway funds in a Master/Gateway(SM) structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s).The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:

     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies

     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

     .    what the Fund is trying to achieve;

     .    how we intend to invest your money; and

     . what makes the Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments

     A summary of each Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning "80% of the Fund's assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

     ---------------------------------------------------------------------------

     Important Risk Factors

     Describes the key risk factors for each Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

22 Income Funds Prospectus

Diversified Bond Fund
--------------------------------------------------------------------------------

     Investment Objective

     The Diversified Bond Fund seeks total return by diversifying its investments among different fixed income investment styles.

     ---------------------------------------------------------------------------

     Investment Strategies

     The Fund is a gateway fund that uses a "multi-style" fixed income investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns."Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio.The Fund's portfolio combines the different fixed income investment styles of 3 portfolios--Managed Fixed Income style, Strategic Value Bond style and Tactical Maturity Bond style.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in debt securities, which include U.S. Government obligations, mortgage- or other asset-backed securities and dollar-denominated debt securities of U.S. branches of foreign banks.

     The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We will effect transactions daily to reestablish the current allocations. We may make changes in the current allocations at any time in response to market and other conditions. We also may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     To manage the Fund's exposure to different types of investments, we may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps,""floors" and "collars."

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 46. These considerations are all important to your investment choice.

                                                      Income Funds Prospectus 23

Diversified Bond Fund
--------------------------------------------------------------------------------

     Portfolio Allocation

     As of May 31, 2003, the master portfolio allocations for the Fund were as follows:

     Investment Style/Portfolios            `                   Allocation
     ---------------------------                                ----------
     Managed Fixed Income Portfolio                                50.0%
     Strategic Value Bond Portfolio                                16.7%
     Tactical Maturity Bond Portfolio                              33.3%

     TOTAL FUND ASSETS                                            100.0%

     ---------------------------------------------------------------------------

     Portfolio Management

     Please see the "Description of Master Portfolios" section on page 60 for the objective and principal strategies of each master portfolio, and the "Portfolio Managers" section on page 62 for the professional summaries for these managers.

     Master Portfolio         Sub-Adviser   Portfolio Manager(s)
     ----------------         -----------   --------------------------
     Managed Fixed Income      Galliard     Richard Merriam, CFA;
                                            and Ajay Mirza, CFA

     Strategic Value Bond      Galliard     Richard Merriam, CFA; and
                                            John M. Huber, CFA

     Tactical Maturity Bond    Peregrine    William D. Giese, CFA; and
                                            Jay H. Strohmaier

24 Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                INSTITUTIONAL CLASS SHARES--
                                                COMMENCED ON NOVEMBER 11, 1994
                                                ----------------------------------------------------
                                                 May 31,    May 31,    May 31,    May 31,    May 31,
For the period ended:                             2003       2002       2001       2000       1999
                                                --------   --------   --------   --------   --------
Net asset value, beginning of period            $  25.63   $  25.68   $  25.22   $  26.11   $  27.03

Income from investment operations:
   Net investment income (loss)                     1.06       1.21       1.43       1.43       1.34
   Net realized and unrealized gain (loss)
      on investments                                0.97       0.16       1.44      (0.63)     (0.17)

Total from investment operations                    2.03       1.37       2.87       0.80       1.17

Less distributions:
   Dividends from net investment income            (1.05)     (1.20)     (2.41)     (1.16)     (1.43)
   Distributions from net realized gain            (0.04)     (0.22)      0.00      (0.53)     (0.66)

Total distributions                                (1.09)     (1.42)     (2.41)     (1.69)     (2.09)

Net asset value, end of period                  $  26.57   $  25.63   $  25.68   $  25.22   $  26.11

Total return/1/                                     8.11%      5.44%     11.74%      3.22%      4.15%

Ratios/supplemental data:
   Net assets, end of period (000s)             $372,822   $336,184   $269,121   $190,283   $179,133

Ratios to average net assets:
   Ratio of expenses to average net assets/2/       0.70%      0.70%      0.70%      0.70%      0.70%
   Ratio of net investment income (loss)
      to average net assets                         4.08%      4.74%      5.75%      5.80%      5.58%

Portfolio turnover/3/                                 67%        93%       113%        68%        77%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2, 4/                                   0.89%      0.87%      0.83%      0.92%      1.07%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
/2/ Includes expenses allocated from the master portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in the underlying master portfolios.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                      Income Funds Prospectus 25

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Income Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Robert N. Daviduk, CFA

     ---------------------------------------------------------------------------

     Investment Objective

     The Income Fund seeks current income and total return.

     ---------------------------------------------------------------------------

     Investment Strategies

     We invest in a diversified portfolio of fixed and variable rate debt securities issued by domestic and foreign issuers. We invest in a broad spectrum of issues, including U.S. Government obligations, mortgage- and other asset-backed securities and the debt securities of financial institutions, corporations and others. We establish a target range for the Fund's average portfolio duration based on the average portfolio duration of the mutual funds included in the Lipper Corporate A-Rated Debt Average (which is currently about 4-5 years, but is expected to change frequently). We attempt to enhance the Fund's performance by adjusting the average duration within the range to benefit from the effect of various economic factors, such as inflation or growth cycles.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in income-producing securities, which include debt securities such as bonds, debentures and notes, and corporate debt securities that can be converted into or exchanged for common stocks;

     .    at least 20% of total assets in U.S. Government obligations;

     . up to 50% of total assets in mortgage-backed securities and up to 35% of total assets in other asset-backed securities;

     . up to 10% of total assets in non-dollar-denominated debt securities of foreign issuers;

     .    at least 80% of total assets in investment-grade debt securities; and

     . up to 20% of total assets in debt securities that are below investment-grade, or are unrated at the time of purchase.

     We may also invest in stripped treasury securities, including zero coupon securities, and as a part of our mortgage-backed securities investments, we may enter into dollar roll transactions. We invest primarily in securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 40 years. It is anticipated that the Fund's portfolio will have a dollar-weighted average maturity between 3 and 15 years.

     As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least "Caa" by Moody's or "CCC" by S&P, or that are unrated but deemed by us to be of comparable quality. We will maintain an average credit quality for this portion of the Fund's portfolio of "B- or higher" as rated by S&P. In addition, we may invest in the Wells Fargo High Yield Bond Fund. Such an investment will not cause an increase in the Fund's net operating expense ratio.

     We may use options, swap agreements, interest rate caps, floors, collars and futures contracts to manage risk. We may also use options to enhance return.

                                                      Income Funds Prospectus 27

Income Fund
--------------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6. We may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as "junk bonds" or high yield securities). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 46. These considerations are all important to your investment choice.

28 Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
   FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                             INSTITUTIONAL CLASS SHARES--
                                             COMMENCED ON AUGUST 2, 1993
                                             ----------------------------------------------------
                                              May 31,    May 31,    May 31,    May 31,    May 31,
For the period ended:                          2003       2002       2001       2000       1999
                                             --------   --------   --------   --------   --------
Net asset value, beginning of period         $   9.35   $   9.32   $   8.85   $   9.47   $   9.78

Income from investment operations:
   Net investment income (loss)                  0.37       0.51       0.60       0.61       0.59
   Net realized and unrealized gain (loss)
      on investments                             0.64       0.09       0.47      (0.62)     (0.31)

Total from investment operations             $   1.01       0.60       1.07      (0.01)      0.28

Less distributions:
   Dividends from net investment income         (0.51)     (0.57)     (0.60)     (0.61)     (0.59)
   Distributions from net realized gain          0.00       0.00       0.00       0.00       0.00

Total distributions                             (0.51)     (0.57)     (0.60)     (0.61)     (0.59)

Net asset value, end of period               $   9.85   $   9.35   $   9.32   $   8.85   $   9.47

Total return/1/                                 11.08%      6.50%     12.29%     (0.10)%     2.81%

Ratios/supplemental data:
   Net assets, end of period (000s)          $377,560   $474,752   $564,908   $369,719   $348,472

Ratios to average net assets:
   Ratio of expenses to average net assets       0.75%      0.75%      0.75%      0.75%      0.75%
   Ratio of net investment income (loss)
      to average net assets                      4.17%      5.46%      6.42%      6.65%      6.00%

Portfolio turnover                                217%       101%       109%       124%       202%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2/                                   0.79%      0.75%      0.76%      0.82%      0.92%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                      Income Funds Prospectus 29

Inflation-Protected Bond Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Robert N. Daviduk, CFA

     ---------------------------------------------------------------------------

     Investment Objective

     The Inflation-Protected Bond Fund seeks total return while providing protection against inflation.

     ---------------------------------------------------------------------------

     Investment Strategies

     We seek total return by actively managing a diversified portfolio consisting principally of inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury. Although we can invest in securities of any maturity, we expect to maintain a dollar-weighted average maturity between 5 and 20 years. We generally will purchase securities that we believe have strong relative value based on an analysis of a security's characteristics (such as its principal value, coupon rate, maturity, duration and yield) in light of the current market environment.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury; and

     . up to 20% of the Fund's assets in adjustable or variable rate debt securities, including mortgage- o o and other asset-backed securities.

     As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by an NRSRO or, if unrated, are determined by us to be of comparable quality.

     We may use options, swap agreements, interest rate caps, floors, collars, and futures contracts to manage risk. We also may use options to enhance return.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Debt Securities" and "Mortgage and Other Asset-Backed Securities" risks described under "Common Risks for the Funds" on page 6. The Fund invests in inflation-protected debt securities that are structured to provide protection against the negative effects of inflation. Inflation is a general rise in the prices of goods and services which can erode an investor's purchasing power. Unlike traditional debt securities whose return is based on the payment of interest on a fixed principal amount, the principal value of inflation-protected debt securities is periodically adjusted according to the rate of inflation and as a result, interest payments will vary. For example, if the index measuring the rate of inflation falls, the principal value of an inflation-protected debt security will fall and the amount of interest payable on such security will consequently be reduced. Conversely, if the index measuring the rate of inflation rises, the principal value on such securities will rise and the amount of interest payable will also increase. The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 46. These considerations are all important to your investment choice.

30 Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                            INSTITUTIONAL CLASS SHARES--
                                                            COMMENCED ON FEBRUARY 28, 2003
                                                            ------------------------------
                                                                        May 31,
For the period ended:                                                    2003
                                                                       --------
Net asset value, beginning of period                                   $10.00

Income from investment operations:
   Net investment income (loss)                                          0.16
   Net realized and unrealized gain (loss)
      on investments                                                     0.13

Total from investment operations                                         0.29

Less distributions:
   Dividends from net investment income                                 (0.16)
   Distributions from net realized gain                                  0.00

Total distributions                                                     (0.16)

Net asset value, end of period                                         $10.13

Total return/1/                                                          2.90%

Ratios/supplemental data:
   Net assets, end of period (000s)                                    $7,188

Ratios to average net assets/2/:
   Ratio of expenses to average net assets                               0.65%
   Ratio of net investment income (loss)
      to average net assets                                              7.70%

Portfolio turnover                                                        115%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2, 3/                                                        1.85%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/  Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                      Income Funds Prospectus 31

Intermediate Government Income Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Robert N. Daviduk, CFA

     ---------------------------------------------------------------------------

     Investment Objective

     The Intermediate Government Income Fund seeks current income, consistent with safety of principal.

     ---------------------------------------------------------------------------

     Investment Strategies

     We invest in a diversified portfolio consisting of fixed and variable rate U.S. Government obligations. Under normal circumstances, we expect the Fund's average duration will range from 3 to 5 years. As a result, the dollar-weighted average maturity of the Fund generally ranges from 4 to 10 years. We emphasize the use of intermediate maturity securities to manage interest rate risk and use mortgage-backed securities to enhance yield.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in U.S. Government obligations, including repurchase agreements collateralized by U.S. Government obligations;

     . up to 65% of total assets in mortgage-backed securities, including collateralized mortgage obligations and (subject to the 20% non-government investment limit) commercial mortgage-backed securities;

     .    up to 20% of the Fund's assets in other asset-backed securities; and

     . up to 10% of total assets in stripped treasury securities, including zero coupon securities.

     As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by an NRSRO or, if unrated, are determined by us to be of comparable quality.

     We may use options, swap agreements, interest rate caps, floors, collars and futures contracts to manage risk. We also may use options to enhance return.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Debt Securities" and "Mortgage and Other Asset-Backed Securities" risks described under "Common Risks for the Funds" on page 6. The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government. Stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings and like maturities. Zero coupon securities also generate ordinary income, which must be distributed to shareholders, even when they do not generate funds to pay such distributions.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 46. These considerations are all important to your investment choice.

32 Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                             INSTITUTIONAL CLASS SHARES--
                                             COMMENCED ON NOVEMBER 11, 1994
                                             ----------------------------------------------------
                                              May 31,    May 31,    May 31,    May 31,    May 31,
For the period ended:                          2003       2002       2001       2000       1999
                                             --------   --------   --------   --------   --------
Net asset value, beginning of period         $  11.19   $  11.02   $  10.56   $  11.05   $  11.22

Income from investment operations:
   Net investment income (loss)                  0.44       0.54       0.69       0.70       0.66
   Net realized and unrealized gain (loss)
      on investments                             0.68       0.28       0.47      (0.50)     (0.18)

Total from investment operations                 1.12       0.82       1.16       0.20       0.48

Less distributions:
   Dividends from net investment income         (0.62)     (0.65)     (0.70)     (0.69)     (0.65)
   Distributions from net realized gain          0.00       0.00       0.00       0.00       0.00

Total distributions                             (0.62)     (0.65)     (0.70)     (0.69)     (0.65)

Net asset value, end of period               $  11.69   $  11.19   $  11.02   $  10.56   $  11.05

Total return/1/                                 10.20%      7.63%     11.25%      1.94%      4.30%

Ratios/supplemental data:
   Net assets, end of period (000s)          $472,024   $442,037   $413,846   $385,299   $420,305

Ratios to average net assets:
   Ratio of expenses to average net assets       0.69%      0.68%      0.68%      0.68%      0.68%
   Ratio of net investment income (loss)
      to average net assets                      3.74%      4.85%      6.34%      6.43%      5.77%

Portfolio turnover                                139%       102%        57%       139%       124%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2/                                   0.77%      0.71%      0.74%      0.75%      0.72%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                      Income Funds Prospectus 33

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Limited Term Government Income Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Robert N. Daviduk, CFA

     ---------------------------------------------------------------------------

     Investment Objective

     The Limited Term Government Income Fund seeks current income, while preserving capital.

     ---------------------------------------------------------------------------

     Investment Strategies

     We seek current income by actively managing a diversified portfolio consisting of short- to intermediate-term U.S. Government obligations, although we may invest in securities of any maturity. Under normal circumstances, we expect to maintain a dollar-weighted average maturity between 2 and 5 years. We seek to preserve capital by shortening average maturity when we expect interest rates to increase, and to increase total return by lengthening maturity when we expect interest rates to fall.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in U.S. Government obligations, including repurchase agreements collateralized by U.S. Government obligations;

     . up to 65% of total assets in mortgage-backed securities, including collateralized mortgage obligations and (subject to the 20% non-government investment limit) commercial mortgage-backed securities;

     .    up to 20% of the Fund's assets in other asset-backed securities; and

     . up to 10% of total assets in stripped treasury securities, including zero coupon securities.

     As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by an NRSRO or, if unrated, are determined by us to be of comparable quality.

     We may use options, swap agreements, interest rate caps, floors, collars and futures contracts to manage risk. We also may use options to enhance return.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Debt Securities" and "Mortgage and Other Asset-Backed Securities" risks described under "Common Risks for the Funds" on page 6. The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government. Stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings and like maturities. Zero coupon securities also generate ordinary income which must be distributed to shareholders, even when they do not generate funds to pay such distributions.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 46. These considerations are all important to your investment choice.

                                                      Income Funds Prospectus 35

Limited Term Government Income Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                             INSTITUTIONAL CLASS SHARES--
                                             COMMENCED ON SEPTEMBER 6, 1996
                                             ------------------------------
                                                   May 31,    May 31,
For the period ended:                               2003       2002
                                                  --------   --------
Net asset value, beginning of period              $   9.84   $   9.64

Income from investment operations:
   Net investment income (loss)                       0.38       0.47
   Net realized and unrealized gain (loss)
      on investments                                  0.37       0.20

Total from investment operations                      0.75       0.67

Less distributions:
   Dividends from net investment income              (0.38)     (0.47)
   Distributions from net realized gain               0.00       0.00

Total distributions                                  (0.38)     (0.47)

Net asset value, end of period                    $  10.21   $   9.84

Total return/2/                                       7.74%      7.08%

Ratios/supplemental data:
   Net assets, end of period (000s)               $140,563   $132,786

Ratios to average net assets/3/:
   Ratio of expenses to average net assets            0.69%      0.68%
   Ratio of net investment income (loss)
      to average net assets                           3.73%      4.82%

Portfolio turnover                                     155%       127%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/3, 4/                                     0.83%      0.78%

/1/ The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period.
/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/3/  Ratios shown for periods of less than one year are annualized.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/ The Fund changed its fiscal year-end from March 31 to June 30. Information shown is for a 3-month period.

36 Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

 May 31,    May 31,   June 30,   June 30,
  2001      2000/1/     1999      1998/5/
--------   --------   --------   --------
$   9.26   $   9.55   $  9.78    $  9.76


    0.59       0.51      0.56       0.13

    0.38      (0.29)    (0.23)      0.02

    0.97       0.22      0.33       0.15


   (0.59)     (0.51)    (0.56)     (0.13)
    0.00       0.00      0.00       0.00

   (0.59)     (0.51)    (0.56)     (0.13)

$   9.64   $   9.26   $  9.55    $  9.78

   10.66%      2.34%     3.38%      1.56%


$116,309   $127,344   $79,789    $90,146


    0.68%      0.72%     0.91%      0.91%

    6.13%      5.87%     5.72%      5.44%

     126%        80%      116%        12%



    0.80%      0.90%     1.08%      1.08%

                                                      Income Funds Prospectus 37

Montgomery Short Duration Government Bond Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Marie Chandoha, William Stevens and Thomas O'Connor,
     CFA

     ---------------------------------------------------------------------------

     Investment Objective

     The Montgomery Short Duration Government Bond Fund seeks current income consistent with capital preservation.

     ---------------------------------------------------------------------------

     Investment Strategies

     We seek current income by actively managing a portfolio consisting mostly of short-term U.S. Government obligations. Generally, the portfolio's overall effective duration is less than that of a 3-year U.S. Treasury Note. We invest in debt securities that we believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     .    at least 80% of the Fund's assets in U.S. Government obligations;

     . up to 20% of the Fund's assets in asset-backed securities, other than mortgage-backed securities; and

     .    up to 10% of total assets in stripped mortgage-backed securities.

     As part of our mortgage-backed securities investment strategy, we may use dollar rolls. We may also enter into reverse repurchase agreements to enhance return.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Debt Securities" and "Mortgage and Other Asset-Backed Securities" risks described under "Common Risks for the Funds" on page 6. The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government. The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. Stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities. Reverse repurchase agreements involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 46. These considerations are all important to your investment choice.

38 Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended June 30, 2003. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                              INSTITUTIONAL CLASS SHARES--COMMENCED
                                              ON DECEMBER 18, 1992
                                              ------------------------------------------------------
                                              June 30,     June 30,   June 30,   June 30,   June 30,
For the period ended:                           2003         2002       2001      2000/1/     1999
                                              --------     --------   --------   --------   --------
Net asset value, beginning of period          $  10.26     $  10.20   $   9.90   $  10.04   $  10.14

Income from investment operations:

   Net investment income (loss)                   0.43         0.46       0.58       0.58       0.53
   Net realized and unrealized gain
      (loss) on investments                       0.12         0.22       0.30      (0.14)     (0.05)

Total from investment operations                  0.55         0.68       0.88       0.44       0.48

Less distributions:
   Dividends from net investment income          (0.43)       (0.49)     (0.58)     (0.58)     (0.53)
   Distributions from net realized gain          (0.08)       (0.13)      0.00       0.00      (0.05)

Total distributions                              (0.51)       (0.62)     (0.58)     (0.58)     (0.58)

Net asset value, end of period                $  10.30     $  10.26   $  10.20   $   9.90   $  10.04

Total return/2/                                   5.08%        6.80%      9.09%      4.55%      4.82%

Ratios/supplemental data:
   Net assets, end of period (000s)           $517,187     $449,648   $267,444   $171,879   $154,365

Ratios to average net assets:
   Ratios of expenses to average net assets       0.76%/4/     0.87%      1.68%      1.11%      1.35%
   Ratio of net investment income (loss) to
      average net assets                          3.75%        4.38%      5.70%      5.84%      5.21%

Portfolio turnover                                 331%         400%       245%       188%       199%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/3/                                    1.16%        1.53%      2.46%      1.61%      1.85%

/1/ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.
/2/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
/3/ During each period, various fees and expenses were waived and/or reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/4/  Includes interest expense.

                                                      Income Funds Prospectus 39

Montgomery Total Return Bond Fund
--------------------------------------------------------------------------------

     Portfolio Managers: William Stevens, Marie Chandoha and Thomas O'Connor,
     CFA

     ---------------------------------------------------------------------------

     Investment Objective

     The Montgomery Total Return Bond Fund seeks total return consisting of income and capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies

     We invest in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments. We invest in debt securities that we believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the Fund may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 51/2 years.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     .    at least 80% of the Fund's assets in bonds;

     .    at least 80% of total assets in investment-grade debt securities;

     . up to 25% of total assets in asset-backed securities, other than mortgage-backed securities;

     . up to 20% of total assets in dollar-denominated obligations of foreign issuers; and

     .    up to 10% of total assets in stripped mortgage-backed securities.

     As part of our mortgage-backed securities investment strategy, we may use dollar rolls. We may also enter into reverse repurchase agreements to enhance return.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6. The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. Stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities. Reverse repurchase agreements involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 46. These considerations are all important to your investment choice.

40 Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended June 30, 2003. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                              INSTITUTIONAL CLASS SHARES--COMMENCED
                                              ON JUNE 30, 1997
                                              ------------------------------------------------------
                                              June 30,     June 30,   June 30,   June 30,   June 30,
For the period ended:                           2003         2002       2001       2000       1999
                                              --------     --------   --------   --------   --------
Net asset value, beginning of period           $ 11.97      $ 11.85    $ 11.33    $ 11.66    $ 12.44

Income from investment operations:
   Net investment income (loss)                   0.64         0.43       0.70       0.77       0.73
   Net realized and unrealized gain
      (loss) on investments                       0.68         0.36       0.52      (0.20)     (0.35)

Total from investment operations                  1.32         0.79       1.22       0.57       0.38

Less distributions:
   Dividends from net investment income          (0.64)       (0.45)     (0.70)     (0.75)     (0.74)
   Distributions from net realized gain          (0.08)       (0.22)      0.00      (0.15)     (0.42)

Total distributions                              (0.72)       (0.67)     (0.70)     (0.90)     (1.16)

Net asset value, end of period                 $ 12.57      $ 11.97    $ 11.85    $ 11.33    $ 11.66

Total return/1/                                  11.01%        8.81%     11.06%      4.96%      3.20%

Ratios/supplemental data:
   Net assets, end of period (000s)            $91,244      $38,841    $31,788    $28,112    $38,476

Ratios to average net assets:
   Ratios of expenses to average net assets       0.60%/3/     0.71%      0.95%      0.80%      1.16%
   Ratio of net investment income (loss) to
      average net assets                          4.56%        5.38%      6.02%      6.78%      5.88%

Portfolio turnover                                 544%         193%       449%       176%       158%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2/                                    1.19%        1.42%      1.59%      1.13%      1.25%

/1/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
/2/ During each period, various fees and expenses were waived and/or reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/3/  Includes interest expense.

                                                      Income Funds Prospectus 41

Stable Income Fund
--------------------------------------------------------------------------------

     Portfolio Manager: John M. Huber, CFA

     ---------------------------------------------------------------------------

     Investment Objective

     The Stable Income Fund seeks stability of principal while providing lower volatility total return.

     ---------------------------------------------------------------------------

     Investment Strategies

     The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially identical investment objective and investment strategies.

     We invest in a diversified portfolio of fixed and variable rate dollar-denominated fixed income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations and others. We invest in short-term investment-grade securities. Under normal circumstances, the expected average duration of the portfolio will range from 0.7 to 1.2 years.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     .    at least 80% of the Fund's assets in income-producing debt securities;

     .    up to 65% of total assets in mortgage-backed securities;

     . up to 35% of total assets in asset-backed securities, other than mortgage-backed securities;

     . up to 25% of total assets in mortgage-backed securities that are not U.S. Government obligations;

     .    up to 50% of total assets in U.S. Government obligations; and

     . up to 10% of total assets in fixed or variable rate dollar-denominated debt securities of foreign issuers.

     We may not invest more than 30% of the Fund's total assets in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury, and may not invest more than 10% of the Fund's total assets in the securities of any other issuer. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     We only purchase investment-grade securities.We invest in debt securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 8 years and seek to maintain a dollar-weighted average maturity between 1 and 5 years.

     We may use options, swap agreements, interest rate caps, floors, collars and futures contracts to manage risk. We also may use options to enhance return.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Debt Securities" and "Mortgage and Other Asset-Backed Securities" risks described under "Common Risks for the Funds" on page 6.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section on page 46. These considerations are all important to your investment choice.

42 Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                             INSTITUTIONAL CLASS SHARES--
                                             COMMENCED ON NOVEMBER 11, 1994
                                             ----------------------------------------------------
                                              May 31,    May 31,    May 31,    May 31,    May 31,
For the period ended:                          2003       2002       2001       2000       1999
                                             --------   --------   --------   --------   --------
Net asset value, beginning of period         $  10.39   $  10.36   $  10.15   $  10.27   $  10.30

Income from investment operations:
   Net investment income (loss)                  0.26       0.37       0.60       0.55       0.52
   Net realized and unrealized gain (loss)
      on investments                             0.06       0.03       0.21      (0.12)     (0.02)

Total income from investment operations          0.32       0.40       0.81       0.43       0.50

Less distributions:
   Dividends from net investment income         (0.27)     (0.37)     (0.60)     (0.55)     (0.53)
   Distributions from net realized gain          0.00       0.00       0.00       0.00       0.00

Total distributions                             (0.27)     (0.37)     (0.60)     (0.55)     (0.53)

Net asset value, end of period               $  10.44   $  10.39   $  10.36   $  10.15   $  10.27

Total return/1/                                  3.13%      3.87%      8.25%      4.32%      4.95%

Ratios/supplemental data:
   Net assets, end of period (000s)          $491,771   $304,256   $200,917   $191,358   $179,201

Ratios to average net assets/2/:
   Ratio of expenses to average net assets       0.65%      0.65%      0.65%      0.65%      0.65%
   Ratio of net investment income (loss)
      to average net assets                      2.51%      3.50%      5.78%      5.44%      5.10%

Portfolio turnover/3/                              45%        81%        37%        40%        29%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2, 4/                                0.77%      0.80%      0.78%      0.77%      0.76%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
/2/ Includes expenses allocated from the master portfolio in which the Fund invests.
/3/ Portfolio turnover rate represents the activity from the Fund's investments in a master portfolio.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                      Income Funds Prospectus 43

Tactical Maturity Bond Fund
--------------------------------------------------------------------------------

     Portfolio Managers: William D. Giese, CFA; Jay H. Strohmaier

     ---------------------------------------------------------------------------

     Investment Objective

     The Tactical Maturity Bond Fund seeks to produce a positive total return each calendar year.

     ---------------------------------------------------------------------------

     Investment Strategies

     The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially identical investment objective and investment strategies.

     We invest in U.S. Government obligations and corporate fixed income investments rated at the time of purchase within 1 of the 2 highest long-term rating categories, as rated by a NRSRO, or that are unrated and determined by the adviser to be of comparable quality. The Fund's assets are divided into two components, short bonds with maturities (or average life) of 2 years or less and long bonds with maturities of 20 years or more. Shifts between short bonds and long bonds are made based on movement in the prices in bonds rather than on the adviser's forecast of interest rates. During periods of falling prices (generally, increasing interest rate environments) long bonds are sold to protect capital and limit losses. Conversely, when bond prices rise, long bonds are purchased. The dollar-weighted average maturity of the portfolio may vary between 1 and 30 years.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     .    at least 80% of the Fund's assets in bonds;

     . at least 50% of total assets in U.S. Government obligations, including U.S. Treasury securities;

     . up to 50% of total assets in securities with variable or floating rates of interest; and

     .    up to 25% of total assets in asset-backed securities.

     We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Debt Securities" and "Mortgage and Other Asset-Backed Securities" risks described under "Common Risks for the Funds" on page 6.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 46; and the specific risks listed here. These considerations are all important to your investment choice.

44 Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                INSTITUTIONAL CLASS SHARES--
                                                COMMENCED ON NOVEMBER 28, 2001
                                                ------------------------------
                                                      May 31,   May 31,
For the period ended:                                  2003      2002
                                                      -------   -------
Net asset value, beginning of period                   $ 9.77   $10.00

Income from investment operations:
   Net investment income (loss)                          0.18     0.14
   Net realized and unrealized gain (loss)
      on investments                                     0.06    (0.23)

Total from investment operations                         0.24    (0.09)

Less distributions:
   Dividends from net investment income                 (0.17)   (0.14)
   Distributions from net realized gain                  0.00     0.00

Total distributions                                     (0.17)   (0.14)

Net asset value, end of period                         $ 9.84   $ 9.77

Total return/1/                                          2.53%   (0.87)%

Ratios/supplemental data:
   Net assets, end of period (000s)                    $8,773   $6,890

Ratios to average net assets/4/:
   Ratio of expenses to average net assets/2/            0.60%    0.60%
   Ratio of net investment income (loss)
      to average net assets                              1.81%    2.85%

Portfolio turnover/3/                                     115%     145%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2, 4, 5/                                     1.54%    1.88%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ Includes expenses allocated from the master portfolio in which the Fund invests.
/3/ Portfolio turnover rate represents the activity from the Fund's investments in a master portfolio.
/4/  Ratios shown for periods of less than one year are annualized.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                      Income Funds Prospectus 45

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a fund may not achieve its objective.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .    We cannot guarantee that a Fund will meet its investment objective.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . Certain Funds may also use various derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. Collateralized Mortgage Obligations ("CMOs") are securities collateralized by portfolios of mortgage pass-through securities and have many of the same risks discussed above. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government's guarantee does not extend to the Funds themselves.

     . The market value of lower-rated debt securities and unrated securities of comparable quality that the Diversified Bond and Income Funds may invest in tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated

46 Income Funds Prospectus

--------------------------------------------------------------------------------

          securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. These securities generally involve more credit risk than securities in higher-rating categories. Even securities rated in the lowest category of investment-grade securities, "BBB" by S&P or "Baa" by Moody's, possess some speculative characteristics.

     What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These risks also include those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that a practice, such as lending portfolio securities, or engaging in forward commitment or when-issued transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

     Prepayment/Extension Risk--The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

     In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

                                                      Income Funds Prospectus 47

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                                           DIVERSIFIED BOND   INCOME
--------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                  PRINCIPAL RISK(S)
--------------------------------------------------------------------------------------------------------------------
Borrowing Policies

The ability to borrow money for temporary purposes                Leverage Risk                    .             .
(e.g. to meet shareholder redemptions).

Floating and Variable Rate Debt

Instruments with interest rates that are adjusted either          Interest Rate and                .             .
on a schedule or when an index or benchmark changes.              Credit Risk

Foreign Obligations

Debt-securities of non-U.S. companies, foreign banks,             Foreign Investment,              .             .
foreign governments, and other foreign entities.                  Regulatory, Currency
                                                                  and Liquidity Risk

Forward Commitment, When-Issued and
Delayed Delivery Transactions

Securities bought or sold for delivery at a later date or         Interest Rate,Leverage           .             .
bought or sold for a fixed price at a fixed date.                 and Credit Risk

High Yield Securities

Debt securities of lower quality that produce generally           Interest Rate and                              .
higher rates of return. These securities, sometimes referred      Credit Risk
to as "junk bonds," tend to be more sensitive to
economic conditions, more volatile, and less liquid, and are subject to greater risk of default.

Illiquid Securities

A security which may not be sold or disposed of in the ordinary   Liquidity Risk                   .             .
course of business within seven days at approximately the value determined for it by the Fund. Limited to 15% of net assets.

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and        Credit, Counter-Party            .             .
financial institutions to increase returns on those               and Leverage Risk
securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of
the collateral received).

                                                                  INFLATION-PROTECTED      INTERMEDIATE        LIMITED TERM
                                                                           BOND         GOVERNMENT INCOME   GOVERNMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE
-----------------------------------------------------------------------------------------------------------------------------
Borrowing Policies

The ability to borrow money for temporary purposes                          .                    .                  .
(e.g. to meet shareholder redemptions).

Floating and Variable Rate Debt

Instruments with interest rates that are adjusted either                    .                    .                  .
on a schedule or when an index or benchmark changes.

Foreign Obligations

Debt-securities of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.

Forward Commitment, When-Issued and
Delayed Delivery Transactions

Securities bought or sold for delivery at a later date or                   .                    .                  .
bought or sold for a fixed price at a fixed date.

High Yield Securities

Debt securities of lower quality that produce generally higher rates of return. These securities, sometimes referred to as "junk bonds," tend to be more sensitive to economic conditions, more volatile, and less liquid, and are subject to greater risk of default.

Illiquid Securities

A security which may not be sold or disposed of in the ordinary             .
course of business within seven days at approximately the value determined for it by the Fund.Limited to 15% of net assets.

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and                  .                    .                  .
financial institutions to increase returns on those
securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of
the collateral received).

                                                                      MONTGOMERY SHORT       MONTGOMERY TOTAL
                                                                  DURATION GOVERNMENT BOND      RETURN BOND
-------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE
-------------------------------------------------------------------------------------------------------------
Borrowing Policies

The ability to borrow money for temporary purposes                            .                     .
(e.g. to meet shareholder redemptions).

Floating and Variable Rate Debt

Instruments with interest rates that are adjusted either                      .                     .
on a schedule or when an index or benchmark changes.

Foreign Obligations

Debt-securities of non-U.S. companies, foreign banks,                                               .
foreign governments, and other foreign entities.


Forward Commitment, When-Issued and
Delayed Delivery Transactions

Securities bought or sold for delivery at a later date or                     .                     .
bought or sold for a fixed price at a fixed date.

High Yield Securities

Debt securities of lower quality that produce generally higher rates of return. These securities, sometimes referred to as "junk bonds," tend to be more sensitive to economic conditions, more volatile, and less liquid, and are subject to greater risk of default.

Illiquid Securities

A security which may not be sold or disposed of in the ordinary               .                     .
course of business within seven days at approximately the value determined for it by the Fund.Limited to 15% of net assets.

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and                    .                     .
financial institutions to increase returns on those
securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of
the collateral received).

                                                                                    TACTICAL MATURITY
                                                                    STABLE INCOME          BOND
-----------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE
-----------------------------------------------------------------------------------------------------
Borrowing Policies

The ability to borrow money for temporary purposes                        .                 .
(e.g. to meet shareholder redemptions).

Floating and Variable Rate Debt

Instruments with interest rates that are adjusted either                  .                 .
on a schedule or when an index or benchmark changes.

Foreign Obligations

Debt-securities of non-U.S. companies, foreign banks,                     .
foreign governments, and other foreign entities.

Forward Commitment, When-Issued and
Delayed Delivery Transactions

Securities bought or sold for delivery at a later date or                 .                 .
bought or sold for a fixed price at a fixed date.

High Yield Securities

Debt securities of lower quality that produce generally higher rates of return. These securities, sometimes referred to as "junk bonds," tend to be more sensitive to economic conditions, more volatile, and less liquid, and are subject to greater risk of default.

Illiquid Securities

A security which may not be sold or disposed of in the ordinary           .                 .
course of business within seven days at approximately the value determined for it by the Fund.Limited to 15% of net assets.

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and                .                 .
financial institutions to increase returns on those
securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of
the collateral received).

48 Income Funds Prospectus

--------------------------------------------------------------------------------

                                                                                              DIVERSIFIED BOND   INCOME
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                  PRINCIPAL RISK(S)
-----------------------------------------------------------------------------------------------------------------------
Loan Participations

Debt obligations that represent a portion of a larger loan        Credit Risk                                       .
made by a bank. Generally sold without guarantee
or recourse, some participations sell at a discount because
of the borrower's credit problems.

Mortgage- and Other Asset-Backed Securities

Securities consisting of fractional interests in pools            Interest Rate, Credit and           .             .
of consumer loans, such as mortgage loans, car loans,             Prepayment/Extension
credit card debt or receivables held in trust.                    Risk

Options

The right or obligation to receive or deliver a security          Leverage, Credit and
or cash payment depending on the security's price or the          Liquidity Risk
performance of an index or benchmark. Types of options used                                           .             .
may include: options on securities, options on a stock index, stock index futures and options on stock index futures to
protect liquidity and portfolio value.

Other Mutual Funds

Investments by the Fund in shares of other mutual funds,          Market Risk
which may cause Fund shareholders to bear a pro rata portion of                                       .             .
the other fund's expenses, in addition to the expenses paid by the Fund.

Privately Issued Securities

Securities that are not publicly traded but which may or          Liquidity Risk                      .             .
may not be resold in accordance with Rule 144A under the
Securities Act of 1933.

Repurchase Agreements

A transaction in which the seller of a security agrees to         Credit and                          .             .
buy back the security at an agreed upon time and price,           Counter-Party Risk
usually with interest.

Stripped Obligations

Securities that give ownership to either future                   Interest Rate Risk                  .             .
payments of interest or a future payment of principal, but not both. These securities tendto have greater interest rate
sensitivity than conventional debt.

                                                                     INFLATION-PROTECTED      INTERMEDIATE
                                                                             BOND          GOVERNMENT INCOME
------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE
------------------------------------------------------------------------------------------------------------
Loan Participations

Debt obligations that represent a portion of a larger loan                    .                    .
made by a bank. Generally sold without guarantee
or recourse, some participations sell at a discount because
of the borrower's credit problems.

Mortgage- and Other Asset-Backed Securities

Securities consisting of fractional interests in pools                        .                    .
of consumer loans, such as mortgage loans, car loans,
credit card debt or receivables held in trust.

Options

The right or obligation to receive or deliver a security
or cash payment depending on the security's price or the
performance of an index or benchmark. Types of options used                   .                    .
may include: options on securities, options on a stock index, stock index futures and options on stock index futures to
protect liquidity and portfolio value.

Other Mutual Funds

Investments by the Fund in shares of other mutual funds,
which may cause Fund shareholders to bear a pro rata portion of               .                    .
the other fund's expenses, in addition to the expenses paid by the Fund.

Privately Issued Securities

Securities that are not publicly traded but which may or                      .
may not be resold in accordance with Rule 144A under the
Securities Act of 1933.

Repurchase Agreements

A transaction in which the seller of a security agrees to                     .                    .
buy back the security at an agreed upon time and price,
usually with interest.

Stripped Obligations

Securities that give ownership to either future                               .                    .
payments of interest or a future payment of principal, but not both. These securities tendto have greater interest rate
sensitivity than conventional debt.

                                                                     LIMITED TERM         MONTGOMERY SHORT       MONTGOMERY TOTAL
                                                                  GOVERNMENT INCOME   DURATION GOVERNMENT BOND      RETURN BOND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE
---------------------------------------------------------------------------------------------------------------------------------
Loan Participations

Debt obligations that represent a portion of a larger loan made by a bank. Generally sold without guarantee or recourse, some participations sell at a discount because of the borrower's credit problems.

Mortgage- and Other Asset-Backed Securities

Securities consisting of fractional interests in pools                    .                       .                     .
of consumer loans, such as mortgage loans, car loans,
credit card debt or receivables held in trust.

Options

The right or obligation to receive or deliver a security
or cash payment depending on the security's price or the
performance of an index or benchmark. Types of options used               .                       .                     .
may include: options on securities, options on a stock index, stock index futures and options on stock index futures to
protect liquidity and portfolio value.

Other Mutual Funds

Investments by the Fund in shares of other mutual funds,
which may cause Fund shareholders to bear a pro rata portion of           .                       .                     .
the other fund's expenses, in addition to the expenses paid by the Fund.

Privately Issued Securities

Securities that are not publicly traded but which may or                                          .                     .
may not be resold in accordance with Rule 144A under the
Securities Act of 1933.

Repurchase Agreements

A transaction in which the seller of a security agrees to                 .                       .                     .
buy back the security at an agreed upon time and price,
usually with interest.

Stripped Obligations

Securities that give ownership to either future                           .                       .                     .
payments of interest or a future payment of principal, but not both. These securities tendto have greater interest rate
sensitivity than conventional debt.

                                                                                  TACTICAL MATURITY
                                                                  STABLE INCOME         BOND
---------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE
---------------------------------------------------------------------------------------------------
Loan Participations

Debt obligations that represent a portion of a larger loan              .                .
made by a bank. Generally sold without guarantee
or recourse, some participations sell at a discount because
of the borrower's credit problems.

Mortgage- and Other Asset-Backed Securities

Securities consisting of fractional interests in pools                  .                .
of consumer loans, such as mortgage loans, car loans,
credit card debt or receivables held in trust.

Options

The right or obligation to receive or deliver a security
or cash payment depending on the security's price or the
performance of an index or benchmark. Types of options used             .
may include: options on securities, options on a stock index, stock index futures and options on stock index futures to
protect liquidity and portfolio value.

Other Mutual Funds

Investments by the Fund in shares of other mutual funds,
which may cause Fund shareholders to bear a pro rata portion of         .                .
the other fund's expenses, in addition to the expenses paid by the Fund.

Privately Issued Securities

Securities that are not publicly traded but which may or                .
may not be resold in accordance with Rule 144A under the
Securities Act of 1933.

Repurchase Agreements

A transaction in which the seller of a security agrees to               .                .
buy back the security at an agreed upon time and price,
usually with interest.

Stripped Obligations

Securities that give ownership to either future                         .
payments of interest or a future payment of principal, but not both. These securities tendto have greater interest rate
sensitivity than conventional debt.

                                                      Income Funds Prospectus 49

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

---------------------------------------------------------------------------------------------------------------
                                               BOARD OF TRUSTEES
---------------------------------------------------------------------------------------------------------------
                                        Supervises the Funds' activities
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                         INVESTMENT ADVISER                                CUSTODIAN
---------------------------------------------------------------------------------------------------------------
           Wells Fargo Funds Management, LLC         Wells Fargo Bank Minnesota, N.A.
           525 Market St., San Francisco, CA         6th & Marquette, Minneapolis, MN
           Manages the Funds'investment activities   Provides safekeeping for the Funds'  assets
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                           INVESTMENT SUB-ADVISER(S)
---------------------------------------------------------------------------------------------------------------
                                                 Varies by Fund
                                Responsible for day-to-day portfolio management
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                      SHAREHOLDER
                                                    TRANSFER                           SERVICING
         ADMINISTRATOR                               AGENT                              AGENTS
---------------------------------------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC   Boston Financial Data Services, Inc.   Various Agents
525 Market St.                      Two Heritage Dr.
San Francisco, CA                   Quincy, MA
Manages the Funds'                  Maintains records of shares and        Provide services to customers of the
business activities                 supervises the payment of dividends    Montgomery Total Return Bond Fund
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                  FINANCIAL SERVICES FIRMS AND SELLING AGENTS
---------------------------------------------------------------------------------------------------------------
                        Advise current and prospective shareholders on Fund investments
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                  SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------

50 Income Funds Prospectus

--------------------------------------------------------------------------------

     The Investment Adviser

     Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers, who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus. As noted in this table, the fees shown for any gateway fund include fees allocated from the master portfolio(s) in which the Fund invests. As of June 30, 2003, Funds Management and its affiliates managed over $183 billion in assets.

     The Diversified Bond Fund is a gateway fund that invests in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of the Fund's average daily net assets for investment advisory services, including the determination of the asset allocation of the Fund's investments in various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of the Fund's investments varies depending on the Fund's allocation of assets among the various master portfolios.

     Dormant Investment Advisory Arrangements

     Under the investment advisory contract for the Stable Income Fund and the Tactical Maturity Bond Fund, both gateway funds, Funds Management does not receive any compensation from the Funds as long as the Funds continue to invest, as they do today, substantially all of their assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If either Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

     Under the investment advisory contract for the gateway funds described above, Funds Management acts as an investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

     Each gateway fund has a similar "dormant" sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolios in which a gateway fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the gateway fund's assets formerly invested in the master portfolio.

                                                      Income Funds Prospectus 51

Organization and Management of the Funds
--------------------------------------------------------------------------------

     Dormant Multi-Manager Structure

     The Board has adopted a dormant "multi-manager" structure for the Inflation-Protected Bond Fund, Montgomery Short Duration Government Bond Fund and Montgomery Total Return Bond Fund. Under this structure, a Fund and Funds Management would engage one or more sub-adviser(s) to make day to day investment decisions for the Funds' assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Funds: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

     Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant "multi-manager" structure approved by the Board, each Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Funds' sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

     The Sub-Advisers

     Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105 is the sub-adviser for the Income, Inflation-Protected Bond, Intermediate Government Income, Limited Term Government Income, Montgomery Short Duration Government Bond and Montgomery Total Return Bond Funds. In this capacity, it is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of June 30, 2003, Wells Capital Management managed assets aggregating in excess of $120 billion.

     Peregrine Capital Management, Inc. ("Peregrine") and Galliard Capital Management, Inc. ("Galliard") each sub-advise various master portfolios of the Diversified Bond Fund. Peregrine also sub-advises the master portfolio in which the Tactical Maturity Bond Fund invests and Galliard sub-advises the master portfolio in which the Stable Income Fund invests. In their capacities as sub-advisers, Peregrine and Galliard are responsible for the day-to-day investment management activities of the respective master portfolios.

     Peregrine, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is an investment adviser subsidiary of Wells Fargo & Company. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of June 30, 2003, Peregrine managed assets in excess of $11 billion.

     Galliard, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is also an investment adviser subsidiary of Wells Fargo Bank Minnesota, N.A. Galliard provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of June 30, 2003, Galliard managed assets in excess of $15 billion.

     Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the respective Funds. Galliard and Peregrine are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios in which the Diversified Bond, Stable Income and Tactical Maturity Bond Funds invest.

52 Income Funds Prospectus

--------------------------------------------------------------------------------

     The Administrator

     Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business.

     Shareholder Servicing Plan

     We have a shareholder servicing plan for the Montgomery Total Return Bond Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of 0.15% of its average daily net assets.

     The Transfer Agent

     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds.

                                                      Income Funds Prospectus 53

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares

     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on latest quoted bid price. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. We may be required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or the latest quoted bid price. See the Statement of Additional Information for further disclosure.

     . We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") at 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests we receive in proper form before this time are processed the same day. Requests we receive after the cutoff time are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     Minimum Investments

     Institutions are required to make a minimum initial investment of $2,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived for certain Institutions.

54 Income Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

     . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

     . Institutions are usually the holders of record of Institutional Class shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

     . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

     . Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds;

     . Institutions may charge their customers account fees and may receive significant fees from us with respect to investments their customers have made with the Funds;

     . All purchases must be made in U.S. dollars and all checks must be drawn on U.S. banks; and

     . In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day's NAV.

                                                      Income Funds Prospectus 55

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------

     Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

     ---------------------------------------------------------------------------
     GENERAL NOTES FOR SELLING SHARES
     ---------------------------------------------------------------------------

     . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

     . Redemption proceeds are usually wired to the redeeming Institution the following business day.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

56 Income Funds Prospectus

                                                                       Exchanges
--------------------------------------------------------------------------------

     An exchange between Wells Fargo Funds involves two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

     . In general, exchanges may be made between like share classes of any Wells Fargo Fund.

     . If you are making an initial investment in a fund through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

     . The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from market timing and excessive trading activity. Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management monitors available trading information and may temporarily suspend or permanently terminate purchase or exchange privileges from investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive would depend on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved.

     Contact your account representative for further details.

     Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

                                                      Income Funds Prospectus 57

Other Information
--------------------------------------------------------------------------------

     Income and Gain Distributions

     The Funds make distributions of net investment income at least monthly, and realized capital gains at least annually. Contact your institution for distribution options.

     Remember, distributions have the effect of reducing NAV per share by the amount distributed.

     Taxes

     The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

     We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. If the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital. Estimates of inflation may be used in the determination of monthly income dividend rates. Distributions from the Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

     Under recent changes to the Internal Revenue Code, an individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges after May 5, 2003. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from taxable U.S. and certain foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares, and by the Fund for its stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008. It is not anticipated that corporate shareholders will be able to deduct a portion of their distributions when determining their taxable income.

     Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

     If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when the Fund holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

     Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Fund shares may be disallowed.

     In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

58 Income Funds Prospectus

--------------------------------------------------------------------------------

     Request for Multiple Copies of Shareholder Documents

     To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your customer account representative.

                                                      Income Funds Prospectus 59

Description of Master Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO                OBJECTIVE
--------------------------------------------------------------------------------
Managed Fixed-Income     The Portfolio seeks consistent fixed income
Portfolio                returns by investing primarily in investment grade
                         intermediate-term securities.

Stable Income            The Portfolio seeks stability of principal while
Portfolio                providing lower volatility total return.

Strategic Value Bond     The Portfolio seeks total return by investing
Portfolio                primarily in income-producing securities.

Tactical Maturity Bond   The Portfolio seeks positive total return each
Portfolio                calendar year regardless of general bond market
                         performance by investing in a portfolio of high quality U.S. Government securities and corporate fixed income securities.

60 Income Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

The Portfolio invests in a diversified portfolio of fixed and variable rate dollar-denominated, fixed income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government securities and the debt securities of financial institutions, corporations and others.

The Portfolio invests in short-term investment-grade securities, which include mortgage-backed securities and U.S. Government obligations. We invest in fixed and variable rate dollar-denominated fixed income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations and others.

The Portfolio invests in a broad range of debt securities in order to create a strategically diversified portfolio of fixed income investments. These investments include corporate bonds, mortgage- and other asset-backed securities, U.S. Government securities, preferred stock, convertible bonds and foreign bonds.

The Portfolio's assets are divided into two components,"short" bonds with maturities (or average life) of two years or less, and "long" bonds with maturities of 20 years or more.

                                                      Income Funds Prospectus 61

Portfolio Managers
--------------------------------------------------------------------------------

     Marie Chandoha

     Montgomery Short Duration Government Bond Fund and its predecessor since
     1999

     Montgomery Total Return Bond Fund and its predecessor since 1999

     Ms. Chandoha joined Wells Capital Management in 2003 as a senior portfolio manager. Prior to joining Wells Capital Management, Ms. Chandoha was a portfolio manager and co-head of the Fixed Income Fund Group at Montgomery Asset Management since joining the firm in 1999. From 1996 to 1999, she was chief bond strategist at Goldman Sachs, where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. From 1994 to 1996, she was managing director of global fixed-income and economics research at Credit Suisse First Boston, where she managed the global bond and economics research department. Ms. Chandoha is a Phi Beta Kappa graduate of Harvard University, with a B.A. degree in Economics.

     Robert N. Daviduk, CFA

     Income Fund since 2002

     Inflation-Protected Bond Fund since 2003

     Intermediate Government Income Fund since 2002

     Limited Term Government Income Fund since 2002

     Mr. Daviduk joined Wells Capital Management in 2002 as Managing Director of Intermediate Fixed Income investing. Prior to joining Wells Capital Management, Mr. Daviduk was a Senior Vice President and Director of Taxable Fixed Income with Bank of America Capital Management since 1997. Mr. Daviduk earned his BS in Business Administration/Accounting from Bucknell University, and his MBA in Finance/International Business from New York University.

     William D. Giese, CFA

     Diversified Bond Fund and its predecessor since 1994

     Tactical Maturity Bond Fund since 2001

     Mr. Giese joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. His responsibilities include overseeing the Tactical Maturity Bond Portfolio. Mr. Giese has more than 25 years of experience in fixed income securities management. Mr. Giese earned his BS in Civil Engineering from the Illinois Institute of Technology and an MBA from the University of Michigan.

     John M. Huber, CFA

     Diversified Bond Fund and its predecessor since 1998

     Stable Income Fund and its predecessor since 1998

     Mr. Huber is a Principal and Sr. Portfolio Manager for Galliard Capital Management. Mr. Huber joined Galliard at the firm's inception in 1995 as a Portfolio Manager. Currently, Mr. Huber is highly involved with the portfolio management, strategy development, issue selection and trading of Galliard's active fixed income effort. Mr. Huber oversees the Stable Income Fund along with several other mutual funds and various actively managed individual accounts. Mr. Huber has the additional responsibility of heading the Corporate Sector Team for Galliard Capital. Prior to joining Galliard, Mr. Huber was an Assistant Portfolio Manager with Norwest Investment Management. Mr. Huber earned his MBA in Finance from the University of Minnesota and a BA in communications from the University of Iowa.

     Richard Merriam, CFA

     Diversified Bond Fund and its predecessor since 1995

     Mr. Merriam joined Galliard at the firm's inception in 1995. Currently, Mr. Merriam is a Managing Partner at Galliard. He is responsible for investment process and strategy. Mr. Merriam oversees the Strategic Value Bond Portfolio and Managed Fixed Income Portfolios. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer for Insight Management. Mr. Merriam earned his BA in Economics and English from the University of Michigan and his MBA from the University of Minnesota.

62 Income Funds Prospectus

--------------------------------------------------------------------------------

     Ajay Mirza, CFA

     Diversified Bond Fund and its predecessor since 1998

     Mr. Mirza joined Galliard at the firm's inception in 1995 as a Portfolio Manager and Mortgage Specialist. Prior to joining Galliard, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers. Mr. Mirza earned his BE in Instrumentation from the Birla Institute of Technology (India), his MA in Economics from Tulane University, and his MBA from the University of Minnesota.

     Thomas O'Connor, CFA

     Montgomery Short Duration Government Bond Fund since 2003

     Montgomery Total Return Bond Fund since 2003

     Thomas O'Connor joined Wells Capital Management in 2003 as a portfolio manager responsible for identifying value in mortgages. From 2000 to 2003, Mr. O'Connor was a portfolio manager in the Fixed Income Division of Montgomery Asset Management. Prior to that time, Mr. O'Connor was a senior portfolio manager in charge of agency mortgages at Vanderbilt Capital Advisors (formerly ARM Capital Advisors). Previously, Mr. O'Connor was a senior trader of agency mortgages in both a proprietary and market-making role at the Union Bank of Switzerland. He was also a senior trader at First Boston and Smith Barney. Mr. O'Connor is a member of the Association for Investment Management and Research. He has a B.S. degree in Finance from the University of Vermont.

     William Stevens

     Montgomery Short Duration Government Bond Fund and its predecessor since
     1992

     Montgomery Total Return Bond Fund and its predecessor since 1997

     Mr. Stevens joined Wells Capital Management in 2003 as Chief Fixed Income Officer and Senior Managing Director. Prior to joining Wells Capital Management, Mr. Stevens directed the Fixed Income team of Montgomery Asset Management from 1992. Mr. Stevens also served as Montgomery's president and chief investment officer. Prior to Montgomery, he was responsible for starting the collateralized mortgage obligation and asset-backed securities trading department at Barclays de Zoete Wedd Securities. Previously, he headed the structured product department at Drexel Burnham Lambert, which included both origination and trading. Mr. Stevens has a M.B.A. degree from the Harvard Business School and he is a Phi Beta Kappa graduate of Wesleyan University, where he received a B.A. degree in Economics.

     Jay H. Strohmaier

     Diversified Bond Fund since 2002

     Tactical Maturity Bond Fund since 2002

     Mr. Strohmaier joined Peregrine in 1996 as a Senior Vice President. His responsibilities include managing the Tactical Maturity Bond Portfolio. Mr. Strohmaier has over 18 years of experience dealing with various investment strategies. He earned his BS in Agricultural Economics from Washington State University and his MS in Applied Economics from the University of Minnesota.

                                                      Income Funds Prospectus 63

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     ACH

     Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

     Adjustable or Variable Rate Debt Securities

     A type of bond for which the interest rate is adjusted periodically according to a pre-determined formula, usually linked to an index.

     Asset-Backed Securities

     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

     Below Investment-Grade

     Securities rated BB or lower by S&P or Ba or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk."

     Business Day

     Any day the New York Stock Exchange is open is a business day for the Funds.

     Capital Appreciation, Capital Growth

     An increase in the value of a security. See also "total return."

     Current Income

     Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

     Debt Securities

     Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

     Derivatives

     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions

     Distributions of net investment income, realized capital gains or capital made by a Fund to its shareholders.

     Diversified

     A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of a Fund's total assets. Non-diversified funds are not required to comply with these investment policies.

     Dollar-Denominated

     Securities issued by foreign banks, companies or governments in U.S.
     dollars.

     Dollar Rolls

     Similar to a reverse Repurchase Agreement, dollar rolls are simultaneous agreements to sell a security held in a portfolio and to purchase a similar security at a future date at an agreed-upon price.

64 Income Funds Prospectus

--------------------------------------------------------------------------------

     Dollar-Weighted Average Maturity

     The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

     Duration

     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

     Effective Duration

     A measure of the percentage change in the price of a bond for small changes in interest rates, taking into account the exercise of any embedded options, such as call provisions. Duration is usually expressed in years.

     FDIC

     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

     Gateway Fund

     A Fund that invests its assets in one or more master portfolios or other Wells Fargo Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

     Illiquid Security

     A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

     Inflation-Protected Debt Securities

     Unlike traditional debt securities that make fixed or variable principal and interest payments, inflation-protected debt securities are structured to provide protection against the negative effects of inflation. The value of the debt securities' principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers (CPI-U) as a measure of inflation for its inflation-protected debt securities. The U.S. Treasury guarantees the timely payment of principal and interest payments on inflation-protected securities issued by the U.S. Treasury. Other inflation-protected securities may not carry a similar guarantee by their issuer.

     Institution

     Banks, pension funds, insurance companies, trusts or other similar entities. Institutions usually aggregate transactions with the Funds on behalf of groups of investors.

     Investment-Grade Securities

     A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

     Liquidity

     The ability to readily sell a security at a fair price.

     Money Market Instruments

     High-quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

                                                      Income Funds Prospectus 65

Glossary
--------------------------------------------------------------------------------

     Moody's

     A nationally recognized statistical ratings organization.

     Mortgage-Backed Securities

     Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and/or principal.

     Nationally Recognized Statistical Ratings Organization ("NRSRO")

     A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

     Net Asset Value ("NAV")

     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options

     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

     Real Interest Rate

     Refers to the current market interest rate adjusted to reflect the market's expectations on inflation.

     Repurchase Agreement

     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Reverse Repurchase Agreements

     A sale by a Fund of securities it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date.

     S&P

     Standard and Poor's, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Shareholder Servicing Agent

     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     Stability of Principal

     The degree to which share prices for a fund remain steady.

     Statement of Additional Information

     A document that supplements the disclosures made in the Prospectus.

     Stripped Mortgage-Backed Securities

     Mortgage-backed securities in which the interest payments and the repayment of principal are separated and sold, individually, as securities.

     Stripped Treasury Securities

     Debt obligations in which the interest payments and the repayment of principal are separated and sold as securities.

66 Income Funds Prospectus

--------------------------------------------------------------------------------

     Total Return

     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers and exclude sales loads.

     Turnover Ratio

     The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

     U.S. Government Obligations

     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Zero Coupon Securities

     Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.

                                                      Income Funds Prospectus 67

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

     STATEMENT OF ADDITIONAL INFORMATION

     supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

     ANNUAL/SEMI-ANNUAL REPORTS

     provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

     THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

     Call: 1-800-222-8222, or visit our website at www.wellsfargofunds.com.

     Write to:

     Wells Fargo Funds
     P.O. Box 8266
     Boston, MA 02266-8266; or

     Visit the SEC's website at http://www.sec.gov

     REQUEST COPIES FOR A FEE BY WRITING TO:

     SEC Public Reference Room
     Washington, DC 20549-6009; or
     by electronic request at publicinfo@sec.gov
     Call: 1-800-SEC-0330 for details

     ADDITIONAL SERVICES QUESTIONS CAN BE
     ANSWERED BY CALLING YOUR INVESTMENT
     PROFESSIONAL

P0O6 (10/03)  ----------------------------------------
ICA Reg. No.   NOT FDIC INSURED - NO BANK GUARANTEE -          [GRAPHIC]
 811-09253                  MAY LOSE VALUE              Printed on Recyled Paper
  #528032     ----------------------------------------

                                                                    [LOGO] WELLS
                                                                           FARGO

                       [GRAPHIC] Wells Fargo Income Funds

                       Prospectus

                       Wells Fargo Montgomery Total Return Bond Fund(SM)

                       Select Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                 October 1, 2003

Table of Contents                              Montgomery Total Return Bond Fund
--------------------------------------------------------------------------------

Overview                           Objective and Principal Strategy            4
Important summary information      Summary of Important Risks                  6
about the Fund.                    Performance History                         8
                                   Summary of Expenses                        10

--------------------------------------------------------------------------------
The Fund                           Key Information                            13
Important information              Montgomery Total Return Bond Fund          14
about the individual Fund.         Additional Strategies and
                                      General Investment Risks                16
                                   Organization and Management of the Fund    20

--------------------------------------------------------------------------------
Your Investment                    Your Account                               22
How to open an account and            How to Buy Shares                       23
how to buy, sell and
exchange Fund shares.                 How to Sell Shares                      24
                                      Exchanges                               25

--------------------------------------------------------------------------------
Reference                          Other Information                          26
Additional information and term    Portfolio Managers                         28
definitions.                       Glossary                                   29

Montgomery Total Return Bond Fund Overview
--------------------------------------------------------------------------------
See the Fund description in the Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

--------------------------------------------------------------------------------
FUND                       OBJECTIVE
--------------------------------------------------------------------------------

Montgomery Total Return    Seeks total return consisting of income and capital
Bond Fund                  appreciation.

4 Montgomery Total Return Bond Fund Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRINCIPAL STRATEGY
--------------------------------------------------------------------------------

We invest in a broad range of investment-grade debt securities, which include U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 51/2 years.

                                  Montgomery Total Return Bond Fund Prospectus 5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

..    the individual Fund description beginning on page 14;

..    the "Additional Strategies and General Investment Risks" section beginning on page 16; and

..    the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

Debt Securities

The Fund invests in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in the Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in the Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as mortgage- and other asset-backed securities, thereby affecting their value and the return on your investment.

The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government.

Foreign Obligations

The Fund may invest in securities of foreign issuers. Investments in such securities are subject to potentially less liquidity and greater price volatility, as well as various additional risks, including those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Mortgage- and Other Asset-Backed Securities

The Fund may invest in mortgage- and other asset-backed securities which may not be guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on the portfolio. Asset-backed securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.

Other Investments

The Fund may invest in stripped mortgage-backed securities, which have greater interest rate risk than mortgage-backed securities with like maturities. The Fund may also enter into reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities.

6 Montgomery Total Return Bond Fund Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Performance History
--------------------------------------------------------------------------------

     The information on the following pages shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results.

     The Wells Fargo Montgomery Total Return Bond Fund was organized as the successor fund to the Montgomery Total Return Bond Fund, which was reorganized into the Wells Fargo Fund effective at the close of business on June 6, 2003. The historical information shown below and throughout this Prospectus for the Wells Fargo Montgomery Total Return Bond Fund reflects the historical information of the predecessor fund.

     Montgomery Total Return Bond Fund Select Class Calendar Year Returns*/1/

                                     [CHART]

                                    Bar chart

     '98    8.72%

     '99   (0.59)%

     '00   12.06%

     '01    8.86%

     '02   10.46%

     Best Qtr.: Q3 '01 . 4.86%   Worst Qtr.: Q2 '99 . (0.86)%

     *    The Fund's year-to-date performance through June 30, 2003, was 4.12%.

8 Montgomery Total Return Bond Fund Prospectus

--------------------------------------------------------------------------------

     The table below provides average annual total return information, both before and after taxes, for the Fund's Select Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns                                            Life
     for the period ended 12/31/02                      1 year   5 years   of Fund
                                                        ------   -------   -------
     Select Class Returns Before Taxes
        (Incept. 10/31/01)/1/                            10.46%   7.81%     8.25%

     Select Class Returns After Taxes
        on Distributions                                  7.88%   4.80%     5.22%

     Select Class Returns After Taxes on
        Distributions and Sale of Fund Shares             6.39%   4.75%     5.11%

     LB Aggregate Bond Index/2/                          10.25%   7.55%     8.04%
        (reflects no deduction for expenses or taxes)

     /1/ Performance shown for the Select Class shares reflects the performance of the predecessor fund's I-Class shares. Performance shown for periods prior to the inception of the predecessor fund's I-Class shares reflects the performance of the predecessor fund's R shares, and includes expenses that are not applicable to the Select Class shares.The predecessor fund incepted on June 30, 1997.
     /2/  Lehman Brothers Aggregate Bond Index.

                                  Montgomery Total Return Bond Fund Prospectus 9

Montgomery Total Return Bond Fund
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker/dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service, or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------

                                                                  Montgomery Total Return
                                                                         Bond Fund
-----------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                                     None

Maximum deferred sales charge (load)
   (as a percentage of the Net Asset Value ("NAV") at purchase)            None
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                  Montgomery Total Return
                                                                         Bond Fund
-----------------------------------------------------------------------------------------
Management Fees                                                            0.50%
Distribution (12b-1) Fees                                                  0.00%
Other Expenses/1/                                                          0.46%
-----------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                       0.96%
-----------------------------------------------------------------------------------------
Fee Waivers                                                                0.54%
-----------------------------------------------------------------------------------------
NET EXPENSES/2/                                                            0.42%
-----------------------------------------------------------------------------------------

/1/ Other expenses are based on estimated amounts for the current fiscal year and may include expenses payable to affiliates of Wells Fargo & Company.
/2/ The adviser has committed through September 30, 2004, to waive fees and/or reimburse expenses (excluding interest expense) to the extent necessary to maintain the Fund's net operating expense ratio shown.

10 Montgomery Total Return Bond Fund Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------
                                                         Montgomery Total Return
                                                                Bond Fund
--------------------------------------------------------------------------------
1 YEAR                                                           $   43
3 YEARS                                                          $  252
5 YEARS                                                          $  478
10 YEARS                                                         $1,129
--------------------------------------------------------------------------------

                                 Montgomery Total Return Bond Fund Prospectus 11

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Key Information
--------------------------------------------------------------------------------

     In this Prospectus,"we" generally refers to Wells Fargo Funds Trust (the "Trust") or Wells Fargo Funds Management, LLC ("Funds Management"), the Fund's investment adviser. "We" may also refer to the Fund's other service providers."You" refers to the shareholder or potential investor.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in the
     Fund:

     The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies

     The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

     .    what the Fund is trying to achieve; and

     .    how we intend to invest your money.

     ---------------------------------------------------------------------------

     Permitted Investments

     A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning "80% of the Fund's assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

     ---------------------------------------------------------------------------

     Important Risk Factors

     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

                                 Montgomery Total Return Bond Fund Prospectus 13

Montgomery Total Return Bond Fund
--------------------------------------------------------------------------------

     Portfolio Managers: William Stevens, Marie Chandoha and Thomas O'Connor,
     CFA

     ---------------------------------------------------------------------------

     Investment Objective

     The Montgomery Total Return Bond Fund seeks total return consisting of income and capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies

     We invest in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments. We invest in debt securities that we believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the Fund may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     .    at least 80% of the Fund's assets in bonds;

     .    at least 80% of total assets in investment-grade debt securities;

     . up to 25% of total assets in asset-backed securities, other than mortgage-backed securities;

     . up to 20% of total assets in dollar-denominated obligations of foreign issuers; and

     .    up to 10% of total assets in stripped mortgage-backed securities.

     As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls. We may also enter into reverse repurchase agreements to enhance return.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the risks described under "Summary of Important Risks" on page 6. The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. Stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities. Reverse repurchase agreements involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 16. These considerations are all important to your investment choice.

14 Montgomery Total Return Bond Fund Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended June 30, 2003. PricewaterhouseCoopers LLP audited this information for the period ended June 30, 2002. All performance information along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                                   SELECT CLASS SHARES--
                                                                   COMMENCED ON OCTOBER 31, 2001
                                                                   -----------------------------
                                                                       June 30,      June 30,
                                                                         2003          2002
                                                                       --------      --------
For the period ended:

Net asset value, beginning of period                                    $ 11.97       $12.45

Income from investment operations:
   Net investment income (loss)                                            0.73         0.47
   Net realized and unrealized gain (loss) on investments                  0.66        (0.25)

Total income from investment operations                                    1.39         0.22

Less distributions:
   Dividends from net investment income                                   (0.70)       (0.48)
   Distributions from net realized gain                                   (0.08)       (0.22)

Total distributions                                                       (0.78)       (0.70)

Net asset value, end of period                                          $ 12.58       $11.97

Total return/1/                                                           11.05%        1.90%

Ratios/supplemental data:
   Net assets, end of period (000s)                                     $51,022       $  202

Ratios to average net assets/2/:
   Ratio of expenses to average net assets                                 0.42%/4/     0.47%
   Ratio of net investment income (loss) to average net assets             4.66%        5.99%

Portfolio turnover                                                          544%         193%

Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses/2, 3/                                               0.99%        1.71%

/1/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed du ring the periods shown. Returns for periods of less than one year are not annualized.
/2/  Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/4/  Includes interest expense.

                                 Montgomery Total Return Bond Fund Prospectus 15

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Montgomery Total Return Bond Fund. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .    We cannot guarantee that the Fund will meet its investment objective.

     . We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . An investment in the Fund, by itself, does not constitute a complete investment plan.

     . The Fund may also use various derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Fund may invest a portion of its assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. Collateralized Mortgage Obligations ("CMOs") are securities collateralized by portfolios of mortgage pass-through securities and have many of the same risks discussed above. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government's guarantee does not extend to the Fund itself.

16 Montgomery Total Return Bond Fund Prospectus

--------------------------------------------------------------------------------

     What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These risks also include those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and the potentially less stringent investor protection and disclosure standards. In addition, foreign markets can and often do perform differently from U.S. markets.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that a practice, such as lending portfolio securities, or engaging in forward commitment or when-issued transactions, may increase the Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

     Prepayment/Extension Risk--The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

     In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

                                 Montgomery Total Return Bond Fund Prospectus 17

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk

The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                               PRINCIPAL RISK(S)
--------------------------------------------------------------------------------
Borrowing Policies

The ability to borrow money for temporary         Leverage Risk
purposes (e.g. to meet shareholder
redemptions).

Floating and Variable Rate Debt

Instruments with interest rates that are          Interest Rate and
adjusted either on a schedule or when an index    Credit Risk
or benchmark changes.

Foreign Obligations

Debt-securities of non-U.S. companies, foreign    Foreign Investment,
banks, foreign governments, and other foreign     Regulatory, Currency
entities.                                         and Liquidity

Forward Commitment, When-Issued and
Delayed Delivery Transactions

Securities bought or sold for delivery at a       Interest Rate, Leverage and
later date or bought or sold for a fixed price    Credit Risk
at a fixed date.

Illiquid Securities

A security which may not be sold or disposed of   Liquidity Risk
in the ordinary course of business within seven days at approximately the value determined for it by the Fund. Limited to 15% of net assets.

Loans of Portfolio Securities

The practice of loaning securities to brokers,    Credit, Counter-Party
dealers and financial institutions to increase    and Leverage Risk
returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

Mortgage- and Other Asset-Backed Securities

Securities consisting of fractional interests     Interest Rate, Credit and
in pools of consumer loans, such as mortgage      Prepayment/Extension
loans, car loans, credit card debt or             Risk
receivables held in trust.

Options

The right or obligation to receive or deliver a   Leverage, Credit and
security or cash payment depending on the         Liquidity Risk
security's price or the performance of an index or benchmark. Types of options used may include: options on securities, options on a stock index, stock index futures and options on stock index futures to protect liquidity and portfolio value.

18 Montgomery Total Return Bond Fund Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                               PRINCIPAL RISK(S)
--------------------------------------------------------------------------------

Other Mutual Funds

Investments by the Fund in shares of other        Market Risk
mutual funds, which may cause Fund shareholders to bear a pro rata portion of the other fund's expenses, in addition to the expenses paid by the Fund.

Private Issued Securities

Securities that are not publicly traded but       Liquidity Risk
which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933

Repurchase Agreements

A transaction in which the seller of a security   Credit and
agrees to buy back the security at an agreed      Counter-Party Risk
upon time and price, usually with interest.

Stripped Obligations

Securities that give ownership to either future   Interest Rate Risk
payments of interest or a future payment of principal, but not both. These securities tend to have greater interest rate sensitivity than conventional debt.

                                 Montgomery Total Return Bond Fund Prospectus 19

Organization and Management of the Fund
--------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Fund's activities and approves the selection of various companies hired to manage the Fund's operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

------------------------------------------------------------------------------------------
                                BOARD OF TRUSTEES
------------------------------------------------------------------------------------------
                        Supervises the Fund's activities
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
              INVESTMENT ADVISER                                CUSTODIAN
------------------------------------------------------------------------------------------
     Wells Fargo Funds Management, LLC          Wells Fargo Bank Minnesota, N.A.
     525 Market Street, San Francisco, CA       6th & Marquette, Minneapolis, MN
     Manages the Fund's investment activities   Provides safekeeping for the Fund's assets
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                  INVESTMENT SUB-ADVISER
------------------------------------------------------------------------------------------
                           Wells Capital Management Incorporated
                           525 Market Street, San Francisco, CA
                      Responsible for day-to-day portfolio management
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                  ADMINISTRATOR                                TRANSFER AGENT
------------------------------------------------------------------------------------------
     Wells Fargo Funds Management, LLC          Boston Financial Data Services, Inc.
     525 Market Street                          Two Heritage Drive
     San Francisco, CA                          Quincy, MA
     Manages the Fund's                         Maintains records of shares and
     business activities                        supervises the payment of dividends
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                        FINANCIAL SERVICES FIRMS AND SELLING AGENTS
------------------------------------------------------------------------------------------
              Advise current and prospective shareholders on Fund investments
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                       SHAREHOLDERS
------------------------------------------------------------------------------------------

20 Montgomery Total Return Bond Fund Prospectus

--------------------------------------------------------------------------------

     The Investment Adviser

     Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's adviser is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus. As of June 30, 2003, Funds Management and its affiliates managed over $183 billion in assets.

     Dormant Multi-Manager Structure

     The Board has adopted a dormant "multi-manager" structure for the Fund. Under this structure, the Fund and Funds Management would engage one or more sub-advisers to make day to day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-adviser(s) and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

     Applicable law generally requires the Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant "multi-manager" structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

     The Sub-Adviser

     Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, is the sub-adviser for the Fund. In this capacity, it is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of June 30, 2003, Wells Capital Management managed assets aggregating in excess of $120 billion.

     Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

     The Administrator

     Funds Management provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund's business.

     The Transfer Agent

     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Fund.

                                 Montgomery Total Return Bond Fund Prospectus 21

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares

     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . The Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on latest quoted bid price. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. We may be required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or the latest quoted bid price. See the Statement of Additional Information for further disclosure.

     . We determine the NAV of each class of the Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") at 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Fund each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Fund will close early and will value its shares at such earlier time under these circumstances. Requests we receive in proper form before this time are processed the same day. Requests we receive after the cutoff time are processed the next business day.

     . The Fund is open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     Minimum Investments

     Institutions are required to make a minimum initial investment of $5,000,000. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived for certain Institutions.

22 Montgomery Total Return Bond Fund Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     Typically, Select Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Select Class shares of the Fund should contact an account representative at their Institution and should understand the following:

     . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

     . Institutions are usually the holders of record of Select Class shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

     . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Fund and for delivering required payment on a timely basis;

     . Institutions are responsible for delivering shareholder communications and voting information from the Fund, and for transmitting shareholder voting instructions to the Fund;

     . Institutions may charge their customers account fees and may receive significant fees from us with respect to investments their customers have made with the Fund;

     . All purchases must be made in U.S. dollars and all checks must be drawn on U.S. banks; and

     . In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day's NAV.

                                 Montgomery Total Return Bond Fund Prospectus 23

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------

     Select Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

     ---------------------------------------------------------------------------
     GENERAL NOTES FOR SELLING SHARES
     ---------------------------------------------------------------------------

     . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

     . Redemption proceeds are usually wired to the redeeming Institution the following business day.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

24 Montgomery Total Return Bond Fund Prospectus

                                                                       Exchanges
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

     . If you are making an initial investment into a Fund, through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

     . In general exchanges may be made between like share classes of any Wells Fargo Fund. In addition, Select Class shares may be exchanged for Institutional Class shares of money market Funds.

     . The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from market timing and excessive trading activity. Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management monitors available trading information and may temporarily suspend or permanently terminate purchase or exchange privileges from investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive would depend on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved.

     Contact your account representative for further details.

     Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

                                 Montgomery Total Return Bond Fund Prospectus 25

Other Information
--------------------------------------------------------------------------------

     Income and Gain Distributions

     The Fund makes distributions of net investment income at least monthly, and realized capital gains at least annually. Contact your institution for distribution options.

     Remember, distributions have the effect of reducing NAV per share by the amount distributed.

     Taxes

     The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

     We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized capital gain, if any. Distributions from a Fund's ordinary income and short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. It is not expected that corporate shareholders will be able to deduct any portion of distributions from the Funds when determining their taxable income.

     Under recent changes to the Internal Revenue Code, an individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges after May 5, 2003. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from taxable U.S. and certain foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares, and by the Fund for its stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008. It is not anticipated that corporate shareholders will be able to deduct a portion of their distributions when determining their taxable income.

     Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

     If you buy Fund shares shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

     Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Fund shares may be disallowed.

     In certain circumstances, Fund shareholders will be subject to back-up withholding taxes.

26 Montgomery Total Return Bond Fund Prospectus

--------------------------------------------------------------------------------

     Request for Multiple Copies of Shareholder Documents

     To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your customer account representative.

                                 Montgomery Total Return Bond Fund Prospectus 27

Portfolio Managers
--------------------------------------------------------------------------------

     Marie Chandoha

     Montgomery Total Return Bond Fund and its predecessor since 1999

     Ms. Chandoha joined Wells Capital Management in 2003 as a senior portfolio manager. Prior to joining Wells Capital Management, Ms. Chandoha was a portfolio manager and co-head of the Fixed Income Fund Group at Montgomery Asset Management since joining the firm in 1999. From 1996 to 1999, she was chief bond strategist at Goldman Sachs, where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. From 1994 to 1996, she was managing director of global fixed-income and economics research at Credit Suisse First Boston, where she managed the global bond and economics research department. Ms. Chandoha is a Phi Beta Kappa graduate of Harvard University, with a B.A. degree in Economics.

     Thomas O'Connor, CFA

     Montgomery Total Return Bond Fund since 2003

     Thomas O'Connor joined Wells Capital Management in 2003 as a portfolio manager and is responsible for identifying value in mortgages. From 2000 to 2003, Mr. O'Connor was a portfolio manager in the Fixed Income Division of Montgomery Asset Management. Prior to that time, Mr. O'Connor was a senior portfolio manager in charge of agency mortgages at Vanderbilt Capital Advisors (formerly ARM Capital Advisors). Previously, Mr. O'Connor was a senior trader of agency mortgages in both a proprietary and market-making role at the Union Bank of Switzerland. He was also a senior trader at First Boston and Smith Barney. Mr. O'Connor is a member of the Association for Investment Management and Research. He has a B.S. degree in Finance from the University of Vermont.

     William Stevens

     Montgomery Total Return Bond Fund and its predecessor since 1997

     Mr. Stevens joined Wells Capital Management in 2003 as Chief Fixed Income Officer and Senior Managing Director. Prior to joining Wells Capital Management, Mr. Stevens directed the Fixed Income team of Montgomery Asset Management from 1992. Mr. Stevens also served as Montgomery's president and chief investment officer. Prior to Montgomery he was responsible for starting the collateralized mortgage obligation and asset-backed securities trading department at Barclays de Zoete Wedd Securities. Previously, he headed the structured product department at Drexel Burnham Lambert, which included both origination and trading. Mr. Stevens has a M.B.A. degree from the Harvard Business School and he is a Phi Beta Kappa graduate of Wesleyan University, where he received a B.A. degree in Economics.

28 Montgomery Total Return Bond Fund Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     ACH

     Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

     Asset-Backed Securities

     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

     Business Day

     Any day the New York Stock Exchange is open is a business day for the Fund.

     Capital Appreciation, Capital Growth

     An increase in the value of a security. See also "total return."

     Debt Securities

     Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

     Derivatives

     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions

     Distributions of net investment income, realized capital gains or capital made by a Fund to its shareholders.

     Dollar-denominated

     Securities issued by foreign banks, companies or governments in U.S.
     dollars.

     Duration

     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

     Effective Duration

     A measure of the percentage change in the price of a bond for small changes in interest rates, taking into account the exercise of any embedded options, such as call provisions. Duration is usually expressed in years.

     FDIC

     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

     Institution

     Banks, pension funds, insurance companies, trusts or other similar entities. Institutions usually aggregate transactions with the Fund on behalf of groups of investors.

                                 Montgomery Total Return Bond Fund Prospectus 29

Glossary
--------------------------------------------------------------------------------

     Investment-Grade Securities

     A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

     Liquidity

     The ability to readily sell a security at a fair price.

     Money Market Instruments

     High-quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Mortgage-Backed Securities

     Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and/or principal.

     Net Asset Value ("NAV")

     The value of a single fund share. It is determined by adding together all of the Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options

     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

     Repurchase Agreement

     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Reverse Repurchase Agreements

     A sale by a Fund of securities it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date.

     Statement of Additional Information

     A document that supplements the disclosures made in the Prospectus.

     Stripped Mortgage-Backed Securities

     Mortgage-backed securities in which the interest payments and the repayment of principal are separated and sold, individually, as securities.

     Total Return

     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers and exclude sales loads.

     Turnover Ratio

     The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

     U.S. Government Obligations

     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

30 Montgomery Total Return Bond Fund Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

     STATEMENT OF ADDITIONAL INFORMATION
     supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

     ANNUAL/SEMI-ANNUAL REPORTS
     provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

     THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
     Call: 1-800-222-8222 or visit our website at www.wellsfargofunds.com.

     Write to:
     Wells Fargo Funds P.O. Box 8266
     Boston, MA 02266-8266; or

     Visit the SEC's website at http://www.sec.gov

     REQUEST COPIES FOR A FEE BY WRITING TO:
     SEC Public Reference Room
     Washington, DC 20549-6009; or
     by electronic request at publicinfo@sec.gov
     Call: 1-800-SEC-0330 for details

     ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P062 (10/03)  ----------------------------------------
ICA Reg. No.    NOT FDIC INSURED - NO BANK GUARANTEE -         [GRAPHIC]
 811-09253                  MAY LOSE VALUE              Printed on Recyled Paper
  #528030     ----------------------------------------

                                                                    [LOGO] WELLS
                                                                           FARGO
                                                                           FUNDS

                       [GRAPHIC] Wells Fargo WealthBuilder Portolios

                       Prospectus

                       Wells Fargo WealthBuilder Growth Portfolio

                       Wells Fargo WealthBuilder Growth Balanced Portfolio

                       Wells Fargo WealthBuilder Growth and Income Portfolio

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                 October 1, 2003

Table of Contents
--------------------------------------------------------------------------------

Overview                          Objectives and Principal Strategies          4
Important summary information     Summary of Important Risks                   6
about the Portfolios.             Performance History                          8
                                  Summary of Expenses                         13

--------------------------------------------------------------------------------
The Portfolios                    Key Information                             14

Important information about       Growth Portfolio                            16
the individual Portfolios.        Growth Balanced Portfolio                   18
                                  Growth and Income Portfolio                 22
                                  The Underlying Funds                        24
                                  Additional Strategies and
                                     General Investment Risks                 25
                                  Organization and Management
                                     of the Portfolios                        30

--------------------------------------------------------------------------------
Your Investment                   Your Account                                32
                                     Reductions and Waivers of
How to open an account and              Sales Charges                         34
how to buy, sell and exchange        Exchanges                                37
Portfolio shares.                    How to Buy Shares                        38
                                     How to Sell Shares                       42

--------------------------------------------------------------------------------
Reference                         Additional Services and
                                     Other Information                        43
Additional information and        Portfolio Managers                          45
term definitions.                 Glossary                                    46

Wells Fargo WealthBuilder Portfolios Overview
--------------------------------------------------------------------------------
See the individual Portfolio descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

--------------------------------------------------------------------------------
PORTFOLIO                     OBJECTIVE
--------------------------------------------------------------------------------
Growth Portfolio              Seeks long-term capital appreciation with no
                                 emphasis on income.

Growth Balanced Portfolio     Seeks a balance of capital appreciation and
                                 current income.

Growth and Income Portfolio   Seeks long-term capital appreciation with a
                                 secondary emphasis on income.

4 Wells Fargo WealthBuilder Portfolios Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

The Growth Portfolio is a diversified equity investment that consists of equity mutual funds that employ diverse investment styles. These styles include: large company growth stocks--for their strong earnings growth potential; large company value stocks--representing out-of-favor companies with relatively higher dividends for greater return potential; small company stocks--for their dramatic growth potential; and international stocks--for increased diversification and foreign growth opportunities. We seek to achieve the Portfolio's investment objective by allocating its assets among the equity styles of a number of affiliated and non-affiliated funds.

The Growth Balanced Portfolio is a highly diversified investment, consisting of both stock and bond mutual funds, with an emphasis on stocks. Stocks offer long-term growth potential, while bonds help to decrease risk and provide income, making this investment appropriate for long-term investors who desire less volatility than an all-stock portfolio. The stock holdings are diversified across many investment styles. These styles include: large company growth, large company value, small company and international. The bond holdings are also diversified across a wide range of income-producing securities, including U.S. Government obligations, corporate bonds, below investment-grade bonds and foreign issues. We seek to achieve the Portfolio's investment objective by allocating its assets across various classes of stocks and bonds of a number of affiliated and non-affiliated funds.

The Growth and Income Portfolio is a diversified equity investment that consists of mutual funds that employ different and complementary investment styles to provide potential for both growth and income. These styles include: large company growth stocks--for their strong earnings growth potential; large company value stocks--representing out-of-favor companies with relatively higher dividends for greater total return potential; small company stocks--for their dramatic growth potential; and international stocks--for increased diversification and global growth opportunities. We seek to achieve the Portfolio's investment objective by allocating its assets among the equity styles of a number of affiliated and non-affiliated funds.

                               Wells Fargo WealthBuilder Portfolios Prospectus 5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Portfolios. All are important to your investment choice. Additional information about these and other risks is included in:

..    the individual Portfolio descriptions beginning on page 16;

..    the "Additional Strategies and General Investment Risks" section beginning on page 25; and

..    the Portfolios' Statement of Additional Information.

An investment in a Portfolio is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Portfolio.

The risks associated with each Portfolio are the risks related to each underlying investment company or fund (the "Underlying Fund") in which the Portfolio invests. Thus, the indirect risks of the Portfolios are the direct risks of the Underlying Funds, which will be discussed in this Prospectus. References in this Prospectus to the investment activities of the Portfolios also refer to the Underlying Funds in which they invest.

--------------------------------------------------------------------------------
COMMON RISKS FOR THE PORTFOLIOS
--------------------------------------------------------------------------------

Investments in Underlying Funds

We seek to reduce the risk of your investment by diversifying among mutual funds that invest in stocks and, in some cases, bonds and among different fund managers. Investing in a mutual fund that holds a diversified portfolio of other mutual funds provides a wider range of investment management talent and investment diversification than is available in a single mutual fund. The Portfolios are each designed to provide you with a single investment vehicle that offers diverse asset classes, fund management, and fund categories. You still have, however, the risks of investing in various asset classes, such as market risks related to stocks and, in some cases, bonds, as well as the risks of investing in a particular Underlying Fund, such as risks related to the particular investment management style and that the Underlying Fund may underperform other similarly managed funds. There can be no assurance that any mutual fund will achieve its objective.

Investments in a Portfolio may result in your incurring greater expenses than if you were to invest directly in the Underlying Funds in which the Portfolio invests.

Equity Securities

We invest in certain Underlying Funds which in turn invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Portfolio's investment. Certain types of stocks and certain individual stocks selected for an Underlying Fund's portfolio may underperform or decline in value more than the overall market. Growth style stocks selected by the Underlying Funds are based in part on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected.

Small Company Securities

Certain Underlying Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. These companies may have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6 Wells Fargo WealthBuilder Portfolios Prospectus

--------------------------------------------------------------------------------

Foreign Investments

The Portfolios invest in certain Underlying Funds that invest in securities of foreign issuers, which are subject to more risks than U.S. domestic investments. These additional risks include potentially less liquidity and greater price volatility and those risks related to adverse political, regulatory, market or economic developments. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, income generated by, or proceeds received from the disposition of foreign securities may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates; withholding or other taxes; trade settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

--------------------------------------------------------------------------------
PORTFOLIO-SPECIFIC RISKS
--------------------------------------------------------------------------------

Debt Securities

The Growth Balanced Portfolio invests in certain Underlying Funds which in turn invest some of their assets in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in an Underlying Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in an Underlying Fund, unless the instruments have adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

                               Wells Fargo WealthBuilder Portfolios Prospectus 7

Performance History
--------------------------------------------------------------------------------

     The information on the following pages shows you how each Portfolio has performed and illustrates the variability of a Portfolio's returns over time. Each Portfolio's average annual returns for one year and for the life of the Portfolio are compared to the performance of an appropriate broad-based index (or indexes).

     Please remember that past performance is no guarantee of future results.

     Wells Fargo WealthBuilder Growth Portfolio Calendar Year Returns*

                                     [CHART]

                                   [Bar Chart]

     '98      21.00%
     '99      26.74%
     '00    -(6.34)%
     '01   -(15.85)%
     '02   -(25.42)%

     Best Qtr.: Q4 '98 . 23.73%   Worst Qtr.: Q3 '02 . (21.66)%

     . Returns do not reflect sales charges. If they did, returns would be lower. The Portfolio's year-to-date performance through June 30, 2003, was 8.64%.

     The table below provides average annual total return information, both before and after taxes, for the Portfolio's shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns/1/
                                                                                    Life of
     for the period ended 12/31/02                             1 year    5 years   Portfolio
                                                               ------    -------   ---------
     Growth Portfolio Returns Before Taxes (Incept. 10/1/97)   (26.54)%  (2.35)%    (2.28)%

     Growth Portfolio Returns After Taxes on Distributions     (26.54)%  (2.46)%    (2.39)%

     Growth Portfolio Returns After Taxes on Distributions
        and Sale of Fund Shares                                (16.30)%  (1.85)%    (1.80)%

     S&P 500 Index/2/                                          (22.09)%  (0.58)%    (0.02)%
        (reflects no deduction for fees, expenses or taxes)

     /1/  Returns reflect applicable sales charges.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.

8 Wells Fargo WealthBuilder Portfolios Prospectus

--------------------------------------------------------------------------------

     Wells Fargo WealthBuilder Growth Balanced Portfolio Calendar Year
     Returns*

                                     [CHART]

                                   [Bar Chart]

     '98     15.21%
     '99     14.45%
     '00      2.11%
     '01   -(7.09)%
     '02  -(17.48)%

     Best Qtr.: Q4 '98 . 17.55% Worst Qtr.: Q3 '02 . (15.98)%

     . Returns do not reflect sales charges. If they did, returns would be lower. The Portfolio's year-to-date performance through June 30, 2003, was 8.65%.

     The table below provides average annual total return information, both before and after taxes, for the Portfolio's shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns/1/
                                                                                    Life of
     for the period ended 12/31/02                             1 year    5 years   Portfolio
                                                               ------    -------   ---------
     Growth Balanced Portfolio Returns
        Before Taxes (Incept. 10/1/97)                         (18.71)%    0.34%      0.44%

     Growth Balanced Portfolio Returns
        After Taxes on Distributions                           (19.00)%   (0.57)%    (0.45)%

     Growth Balanced Portfolio Returns After Taxes
        on Distributions and Sale of Fund Shares               (11.49)%    0.01%      0.09%

     S&P 500 Index/2/                                          (22.09)%   (0.58)%    (0.02)%
        (reflects no deduction for fees, expenses or taxes)

     LB U.S. Gov't./Credit Index/3/                             11.04%     7.62%      7.89%
        (reflects no deduction for fees, expenses or taxes)

     /1/  Returns reflect applicable sales charges.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.
     /3/  Lehman Brothers U.S. Government/Credit Index.

                               Wells Fargo WealthBuilder Portfolios Prospectus 9

Performance History
--------------------------------------------------------------------------------

     Wells Fargo WealthBuilder Growth and Income Portfolio Calendar Year
     Returns*

                                    [CHART]

                                  [Bar Chart]

     '98     14.68%
     '99     27.28%
     '00   -(2.99)%
     '01  -(16.52)%
     '02  -(25.28)%

     Best Qtr.: Q4 '98 . 20.03% Worst Qtr.: Q3 '02 . (20.53)%

     . Returns do not reflect sales charges. If they did, returns would be lower. The Portfolio's year-to-date performance through June 30, 2003, was 10.41%.

     The table below provides average annual total return information, both before and after taxes, for the Portfolio's shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns/1/
                                                                                    Life of
     for the period ended 12/31/02                             1 year    5 years   Portfolio
                                                               ------    -------   ---------
     Growth and Income Portfolio Returns
        Before Taxes (Incept. 10/1/97)                         (26.40)%   (2.74)%   (2.85)%

     Growth and Income Portfolio Returns
        After Taxes on Distributions                           (26.40)%   (3.24)%   (3.32)%

     Growth and Income Portfolio Returns After Taxes
        on Distributions and Sale of Fund Shares               (16.21)%   (2.25)%   (2.33)%

     S&P 500 Index/2/                                          (22.09)%   (0.58)%   (0.02)%
        (reflects no deduction for fees, expenses or taxes)

     /1/  Returns reflect applicable sales charges.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.

10 Wells Fargo WealthBuilder Portfolios Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Wells Fargo WealthBuilder Portfolios
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Portfolio. The tables do not reflect the investment advisory fees and other operating expenses of the Underlying Funds. Fees and expenses of the Underlying Funds are reflected in those funds' performance and thus indirectly in the Portfolio's performance. These tables do not reflect charges that may be imposed in connection with an account through which you hold Portfolio shares. A broker/dealer or financial institution maintaining the account through which you hold Portfolio shares may charge separate account, service, or transaction fees on the purchase or sale of Portfolio shares that would be in addition to the fees and expenses shown here.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------

                                                               All Portfolios
                                                               --------------
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                             1.50%

Maximum deferred sales charge (load)
(as a percentage of the Net Asset Value ("NAV") at purchase)       None/1/

--------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)/2/
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                         Growth    Growth Balanced   Growth and Income
                                       Portfolio      Portfolio          Portfolio
--------------------------------------------------------------------------------------
Management Fees                          0.35%          0.35%              0.35%
Distribution (12b-1) Fees                0.55%          0.55%              0.55%
Other Expenses/3/                        0.41%          0.40%              0.44%
--------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES     1.31%          1.30%              1.34%
--------------------------------------------------------------------------------------
Fee Waivers                              0.06%          0.05%              0.09%
--------------------------------------------------------------------------------------
NET EXPENSES/4/                          1.25%          1.25%              1.25%

/1/ Shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges," beginning on page 34, for additional information.
/2/  These expense ratios do not include expenses of the Underlying Funds.
/3/ Other expenses have been adjusted as necessary from amounts incurred during the Portfolio's most recent fiscal year to reflect current fees and expenses. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
/4/ The adviser has committed through September 30, 2004, to waive fees and/or reimburse expenses to the extent necessary to maintain the Portfolio's net operating expense ratio shown. Fees and expenses of the Underlying Funds are not covered by these waiver/reimbursement arrangements.

12 Wells Fargo WealthBuilder Portfolios Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that Portfolio operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

---------------------------------------------------------
           Growth     Growth Balanced   Growth and Income
          Portfolio      Portfolio          Portfolio
---------------------------------------------------------
 1YEAR     $  275         $  275             $  275
 3YEARS    $  553         $  551             $  559
 5YEARS    $  852         $  847             $  865
10YEARS    $1,700         $1,690             $1,731
---------------------------------------------------------

                              Wells Fargo WealthBuilder Portfolios Prospectus 13

Key Information
--------------------------------------------------------------------------------

     In this Prospectus,"we" generally refers to Wells Fargo Funds Trust (the "Trust"), or Wells Fargo Funds Management, LLC ("Funds Management"), the Portfolios' investment adviser. "We" may also refer to the Portfolios' other service providers. "You" refers to the shareholder or potential investor.

     ---------------------------------------------------------------------------

     Wells Fargo WealthBuilder Portfolios

     Growth Balanced Portfolio, Growth and Income Portfolio, and Growth Portfolio (each, a "Portfolio" and collectively, the "Portfolios") are separate investment portfolios designed to offer you access to professionally managed mutual funds from well-known fund families. Each Portfolio seeks to achieve its objective by allocating its assets across either various stock investment styles or across both stock and bond investment styles through investment in a number of affiliated and unaffiliated Underlying Funds. Each Underlying Fund invests its assets pursuant to a different investment objective and a different investment style. Each Portfolio holds an investment portfolio of stock funds, for growth potential, and the Growth Balanced Portfolio also holds an investment portfolio of bond funds, for income production, decreased volatility and increased price stability. The Portfolios' investment adviser may select from a wide range of mutual funds based upon changing markets and risk/return characteristics of the asset classes. Each Portfolio provides a different level of risk exposure by allocating its investments in different proportions among either various equity investment styles, or various equity and bond investment styles. In addition to its own expenses, each Portfolio bears a pro rata portion of the expenses of the Underlying Funds in which it invests. Investments in a Portfolio may result in your incurring greater expenses than if you were to invest directly in the mutual funds in which the Portfolio invests. The Portfolios are diversified series of the Trust, an open-end, management investment company.

     ---------------------------------------------------------------------------

     Asset Allocation Strategy

     The adviser allocates each Portfolio's investments in accordance with the Portfolio's investment objective among Underlying Funds that represent a broad spectrum of investment options. The adviser uses various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures to assess the relative attractiveness of these investment options and to determine target allocations. The target allocations for the Growth Portfolio and the Growth Balanced Portfolio are determined using tactical asset allocation models, and thus change from time to time pursuant to market, economic and other factors. The target allocation for the Growth and Income Portfolio is not model-driven, and remains constant. As a result of target allocation changes, appreciation or depreciation or other circumstances, the percentages of a Portfolio's assets invested in various Underlying Funds will vary over time. The adviser rebalances a Portfolio when the Portfolio's actual allocations deviate by a specified percentage from the target allocations.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Portfolio:

     The summary information on the previous pages is designed to provide you with an overview of each Portfolio. The sections that follow provide more detailed information about the investments and management of each Portfolio.

14 Wells Fargo WealthBuilder Portfolios Prospectus

--------------------------------------------------------------------------------

     Investment Objective and Investment Strategies

     The investment objective of each Portfolio in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Portfolio tells you:

     .    what the Portfolio is trying to achieve;

     .    how we intend to invest your money; and

     . what makes the Portfolio different from the other Portfolios offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments

     A summary of each Portfolio's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.

     ---------------------------------------------------------------------------

     Important Risk Factors

     Describes the key risk factors for each Portfolio, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

                              Wells Fargo WealthBuilder Portfolios Prospectus 15

Wells Fargo WealthBuilder Growth Portfolio
--------------------------------------------------------------------------------

     Portfolio Manager: Galen Blomster, CFA; Jeffrey P. Mellas

     ---------------------------------------------------------------------------

     Investment Objective

     Wells Fargo Growth Portfolio seeks long-term capital appreciation with no emphasis on income.

     ---------------------------------------------------------------------------

     Investment Strategies

     We seek to achieve the Portfolio's investment objective by allocating its investments among stock funds. The Portfolio is a diversified equity investment that consists of mutual funds that employ diverse investment styles. These styles include: large company growth stocks--for their strong earnings growth potential; large company value stocks--representing out-of-favor companies with relatively higher dividends for greater return potential; small company stocks--for their dramatic growth potential; and international stocks--for increased diversification and global growth opportunities. The target allocation among the four equity styles is determined by the Tactical Equity Allocation model.

     The Portfolio's emphasis on diversification helps to moderate volatility by limiting the effect of one style that is underperforming, while increasing the likelihood of participation when one style is outperforming through the active asset allocation approach. We seek to achieve the Portfolio's investment objective by allocating its assets among the equity styles of a number of affiliated and non-affiliated Underlying Funds.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     .    100% of total assets in stock funds.

     ---------------------------------------------------------------------------

     Portfolio Asset Allocation

     We seek to enhance performance by shifting assets between equity styles according to market conditions.

                        Potential Asset Allocation Ranges

                                                     Investment Target
                                  Neutral Position         Range
                                  ----------------   -----------------
     Large Company Stocks                50%              25-81%
     Small Company Stocks                20%               5-45%
     International Stocks                30%              10-50%

                               Allocation as of May 31, 2003

     Large Company Growth Style           5%
     Large Company Value Style           20%
     Small Company Style                 25%
     International Style                 50%

     TOTAL PORTFOLIO ASSETS             100%

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Portfolio is primarily subject to the risks described in the "Summary of Important Risks" section beginning on page 6. You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 25. These considerations are all important to your investment choice.

16 Wells Fargo WealthBuilder Portfolios Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Portfolio's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Portfolio's financial statements, is also contained in the Portfolio's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                   PORTFOLIO COMMENCED
                                                   ON OCTOBER 1, 1997
                                                   -------------------------------------------------
                                                    May 31,    May 31,   May 31,   May 31,   May 31,
                                                     2003       2002      2001      2000      1999
                                                   -------------------------------------------------
For the period ended:

Net asset value, beginning of period               $  11.14   $  12.76   $ 14.97   $ 12.63   $ 11.01

Income from investment operations:
   Net investment income (loss)                       (0.08)     (0.07)    (0.10)    (0.08)    (0.07)
   Net realized and unrealized gain (loss)
      on investments                                  (1.64)     (1.52)    (1.87)     2.42      1.71

Total from investment operations                      (1.72)     (1.59)    (1.97)     2.34      1.64

Less distributions:
   Dividends from net investment income                0.00      (0.03)     0.00      0.00      0.00
   Distributions from net realized gain                0.00       0.00     (0.24)     0.00     (0.02)

Total distributions                                    0.00      (0.03)    (0.24)     0.00     (0.02)

Net asset value, end of period                     $   9.42   $  11.14   $ 12.76   $ 14.97   $ 12.63

Total return/1/                                      (15.44)%   (12.46)%  (13.35)%   18.53%    14.94%

Ratios/supplemental data:
   Net assets, end of period (000s)                $ 72,450   $100,476   $81,403   $41,496   $12,942

Ratios to average net assets/2/:
   Ratio of expenses to average net assets             1.25%      1.25%     1.25%     1.25%     1.25%
   Ratio of net investment income (loss) to
      average net assets                              (0.82)%    (0.69)%   (1.00)%   (0.99)%   (0.84)%

Portfolio turnover                                        7%        73%       49%       32%       31%

Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/2, 3/           1.26%      1.30%     1.69%     1.98%     2.00%

/1/ Total returns do not include any sales charges and would have been lower had certain expenses not been waived/reimbursed during the periods shown.
/2/  These ratios do not include expenses of any Underlying Fund.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                              Wells Fargo WealthBuilder Portfolios Prospectus 17

Wells Fargo WealthBuilder Growth Balanced Portfolio
--------------------------------------------------------------------------------

     Portfolio Manager: Galen Blomster, CFA; Jeffrey P. Mellas

     ---------------------------------------------------------------------------

     Investment Objective

     Wells Fargo Growth Balanced Portfolio seeks a balance of capital appreciation and current income.

     ---------------------------------------------------------------------------

     Investment Strategies

     We seek to achieve the Portfolio's investment objective by allocating 65% of its assets to stock funds and 35% of its assets to bond funds. We use futures contracts to implement target allocation changes determined by the Tactical Asset Allocation Model. The Portfolio does not physically reallocate its assets among investment styles. Certain research indicates that the greatest impact on investment returns may be due to the asset allocation decision (the mix of stocks, bonds and cash-equivalents) rather than market timing or the selection of individual stocks and bonds.

     The Portfolio is a highly diversified investment, consisting of both stock and bond mutual funds, with an emphasis on stocks. Stocks offer long-term growth potential, while bonds help to decrease risk and provide income, making this investment appropriate for long-term investors who desire less volatility than an all stock portfolio.

     Stock holdings are diversified across many investment styles. These styles include: large company growth, large company value, small company, and international. Bond holdings are also diversified across a wide range of income-producing securities, including U.S. Government obligations, corporate bonds, below investment-grade bonds and foreign issues. The Portfolio's emphasis on diversification helps to moderate volatility by limiting the effect of one asset class that is underperforming while increasing the likelihood of participation when one asset class is outperforming through an active stock/bond asset allocation approach. We seek to achieve the Portfolio's investment objective by allocating its assets across various classes of stocks and bonds of a number of affiliated and non-affiliated Underlying Funds.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     .    at least 50% of total assets in stock funds; and

     .    at least 25% of total assets in bond funds.

     The Portfolio uses futures contracts to implement target allocation changes recommended by the Tactical Asset Allocation Model.

     ---------------------------------------------------------------------------

     Portfolio Asset Allocation

     We seek to enhance performance by emphasizing investments in stocks or bonds when market conditions reveal opportunities.

                        Potential Asset Allocation Ranges

                                                            Effective Investment
                                                                Target Range
                                         Neutral Position       Using Futures
                                         ----------------   --------------------
Stock Funds                                     65%                50 - 80%
Bonds Funds                                     35%                20 - 50%

18 Wells Fargo WealthBuilder Portfolios Prospectus

--------------------------------------------------------------------------------

                          Allocation as of May 31, 2003

     Stock Fund Styles:                          67%
        Large Company Growth Style                     20%
        Large Company Value Style                      21%
        Small Company Style                            13%
        International Style                            13%

     Bond Fund Styles:                           33%
        U.S. Treasury, Government, Agency and
           Mortgage-Related Securities                 12%
        Investment Grade Corporate Bonds               11%
        High-Yield Corporate Bonds                      5%
        International Obligations                       5%

     TOTAL PORTFOLIO ASSETS                     100%

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Portfolio is primarily subject to the risks described in the "Summary of Important Risks" section on page 6. The Portfolio may also invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase. Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 25. These considerations are all important to your investment choice.

                              Wells Fargo WealthBuilder Portfolios Prospectus 19

Wells Fargo WealthBuilder Growth Balanced Portfolio         Financial Highlights
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This table is intended to help you understand the Portfolio's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Portfolio's financial statements, is also contained in the Portfolio's annual report, a copy of which is available upon request.

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FOR A SHARE OUTSTANDING
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                                                   PORTFOLIO COMMENCED
                                                   ON OCTOBER 1, 1997
                                                   -------------------------------------------------
                                                    May 31,    May 31,   May 31,   May 31,   May 31,
For the period ended:                                2003       2002       2001     2000      1999
                                                   --------   --------   -------   -------   -------
Net asset value, beginning of period               $  10.63   $  11.69   $ 12.72   $ 11.83   $ 10.80

Income from investment operations:
   Net investment income (loss)                        0.08       0.00      0.07      0.21      0.10
   Net realized and unrealized gain (loss)
      on investments                                  (0.95)     (0.83)    (0.20)     1.05      1.01

Total from investment operations                      (0.87)     (0.83)    (0.13)     1.26      1.11

Less distributions:
   Dividends from net investment income               (0.08)     (0.16)    (0.11)    (0.14)    (0.07)
   Distributions from net realized gain                0.00      (0.07)    (0.79)    (0.23)    (0.01)

Total distributions                                   (0.08)     (0.23)    (0.90)    (0.37)    (0.08)

Net asset value, end of period                     $   9.68   $  10.63   $ 11.69   $ 12.72   $ 11.83

Total return/1/                                       (8.10)%    (7.09)%   (1.28)%   10.72%    10.26%

Ratios/supplemental data:
   Net assets, end of period (000s)                $162,229   $159,693   $78,469   $33,749   $23,336

Ratios to average net assets/2/:
   Ratio of expenses to average net assets             1.14%      1.25%     1.25%     1.25%     1.25%
   Ratio of net investment income (loss) to
      average net assets                               0.93%      1.04%     1.51%     1.95%     1.28%

Portfolio turnover                                       48%        28%       29%       70%       59%

Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/2/,/3/          1.14%      1.27%     1.52%     1.76%     1.85%

/1/ Total returns do not include any sales charges and would have been lower had certain expenses not been waived/reimbursed during the periods shown.
/2/  These ratios do not include expenses of any Underlying Fund.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

20 Wells Fargo WealthBuilder Portfolios Prospectus

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Wells Fargo WealthBuilder Growth and Income Portfolio
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     Portfolio Manager: Galen Blomster, CFA; Jeffrey P. Mellas

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     Investment Objective

     Wells Fargo Growth and Income Portfolio seeks long-term capital appreciation with a secondary emphasis on income.

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     Investment Strategies

     We seek to achieve the Portfolio's investment objective by allocating its investments among stock funds. The Portfolio is a diversified equity investment that consists of mutual funds that employ different and complementary investment styles to provide potential for both growth and income. These styles include: large company growth stocks--for their strong earnings growth potential; large company value stocks--representing out-of-favor companies with relatively higher dividends for greater total return potential; small company stocks--for their dramatic growth potential; and international stocks--for increased diversification and global growth opportunities.

     The Portfolio's emphasis on diversification helps to moderate volatility by limiting the effect of one style that is underperforming, while also increasing the likelihood of participation when one style is outperforming. We seek to achieve the Portfolio`s investment objective by allocating its assets among the equity styles of a number of affiliated and non-affiliated Underlying Funds.

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     Permitted Investments

     Under normal circumstances, we invest:

     .    100% of total assets in stock funds.

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     Portfolio Asset Allocation

     We seek to enhance performance with reduced volatility through broad diversification among different equity investment styles.

                                  Allocation as of May 31, 2003
                                  -----------------------------

     Large Company Growth Style                 30%
     Large Company Value Style                  30%
     Small Company Style                        20%
     International Style                        20%

     TOTAL PORTFOLIO ASSETS                    100%

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     Important Risk Factors

     The Portfolio is primarily subject to the risks described in the "Summary of Important Risks" section beginning on page 6. You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 25. These considerations are all important to your investment choice.

22 Wells Fargo WealthBuilder Portfolios Prospectus

                                                            Financial Highlights
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This table is intended to help you understand the Portfolio's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Portfolio's financial statements, is also contained in the Portfolio's annual report, a copy of which is available upon request.

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FOR A SHARE OUTSTANDING
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                                                   PORTFOLIO COMMENCED
                                                   ON OCTOBER 1, 1997
                                                   -----------------------------------------------
                                                   May 31,   May 31,   May 31,   May 31,   May 31,
For the period ended:                                2003      2002      2001      2000      1999
                                                   -------   -------   -------   -------   -------
Net asset value, beginning of period               $ 10.12   $ 12.03   $ 14.10   $ 11.96   $ 10.97

Income from investment operations:
   Net investment income (loss)                      (0.08)    (0.10)    (0.06)    (0.06)    (0.04)
   Net realized and unrealized gain (loss)
      on investments                                 (1.25)    (1.62)    (1.33)     2.33      1.04

Total from investment operations                     (1.33)    (1.72)    (1.39)     2.27      1.00

Less distributions:
   Dividends from net investment income               0.00     (0.19)     0.00      0.00      0.00
   Distributions from net realized gain               0.00      0.00     (0.68)    (0.13)    (0.01)

Total distributions                                   0.00     (0.19)    (0.68)    (0.13)    (0.01)

Net asset value, end of period                     $  8.79   $ 10.12   $ 12.03   $ 14.10   $ 11.96

Total return/1/                                     (13.14)%  (14.36)%  (10.38)%   19.02%     9.11%

Ratios/supplemental data:
   Net assets, end of period (000s)                $46,370   $54,218   $43,550   $21,109   $10,657

Ratios to average net assets/2/:
   Ratio of expenses to average net assets            1.25%     1.25%     1.25%     1.25%     1.25%
   Ratio of net investment income (loss) to
      average net assets                             (0.90)%   (0.83)%   (0.63)%   (0.59)%   (0.38)%

Portfolio turnover                                      30%       30%       14%       63%       32%

Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/2, 3/         1.29%     1.32%     1.78%     2.12%     1.95%

/1/ Total returns do not include sales charges, and would have been lower had certain expenses not been waived/reimbursed during the periods shown.
/2/  These ratios do not include expenses of any Underlying Fund.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                              Wells Fargo WealthBuilder Portfolios Prospectus 23

The Underlying Funds
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     The Portfolios normally invest in affiliated and unaffiliated open-end management investment companies or series thereof with the investment styles listed below. The Portfolios may also invest in closed-end management investment companies and/or unit investment trusts. All of these investments are referred to as the Underlying Funds. Each Portfolio may hold certain securities directly.

     (1) Stock Funds. Stock funds invest primarily in domestic or foreign common stocks or securities convertible into or exchangeable for common stock. The Underlying Funds may include stock funds holding large company stocks, small company stocks, and international stocks.

     (2) Bond Funds. Bond funds invest primarily in debt securities issued by companies, governments, or government agencies. The issuer of a bond is required to pay the bond holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments. Under normal circumstances, only the WealthBuilder Growth Balanced Portfolio invests in bond funds.

     The risks associated with each Portfolio are the risks related to each Underlying Fund in which the Portfolio invests, which passes through to the Portfolios. Thus, the indirect risks of the Portfolios are the direct risks for the Underlying Funds, as discussed below.

     Important Risk Factors for the Underlying Funds

     We seek to reduce the risk of your investment by diversifying among mutual funds that invest in stocks and, in some cases, bonds and among different fund managers. Investing in a mutual fund that holds a diversified portfolio of other mutual funds provides a wider range of investment management talent and investment diversification than is available in a single mutual fund. The Portfolios are each designed to provide you with a single investment vehicle that offers diverse asset classes, fund management, and fund categories. You still have, however, the risks of investing in various asset classes, such as market risks related to stocks and, in some cases, bonds, as well as the risks of investing in a particular Underlying Fund, such as risks related to the particular investment management style and that the Underlying Fund may underperform other similarly managed funds. There can be no assurance that any mutual fund will achieve its investment objective.

     Investments in a Portfolio may result in your incurring greater expenses than if you were to invest directly in the Underlying Funds in which the Portfolio invests.

     The Portfolios are primarily subject to the risks described in the "Summary of Important Risks" section beginning on page 6. You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 25. These considerations are all important to your investment choice.

24 Wells Fargo WealthBuilder Portfolios Prospectus

Additional Strategies and General Investment Risks
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     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Portfolio remains within the parameters of its objective and strategies.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     . We cannot guarantee that a Portfolio will meet its investment objective.

     . We do not guarantee the performance of a Portfolio or an Underlying Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . An investment in a single Portfolio, by itself, does not constitute a complete investment plan.

     . Underlying Funds may continue to hold debt securities that cease to be rated by a nationally recognized statistical ratings organization or whose ratings fall below the levels generally permitted for such Portfolio, provided Funds Management deems the security to be of comparable quality to rated or higher-rated instruments. Unrated or downgraded instruments may be more susceptible to credit and interest rate risks than investment-grade bonds.

     . Underlying Funds that invest in smaller companies and foreign companies (including investments made through ADRs and similar investments) are subject to additional risks, including less liquidity and greater price volatility. An Underlying Fund's investment in foreign markets also may be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

     . Certain Underlying Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. Collateralized Mortgage Obligations ("CMOs") are securities collateralized by portfolios of mortgage pass-through securities and have many of the same risks discussed above. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of . U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government's guarantee does not extend to the Underlying Funds or Portfolios themselves.

                              Wells Fargo WealthBuilder Portfolios Prospectus 25

Additional Strategies and General Investment Risks
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     . The Growth Balanced Portfolio and certain Underlying Funds in each Portfolio may also use various derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The market value of lower-rated debt securities and unrated securities of comparable quality in which the Underlying Funds of the Growth Balanced Portfolio may invest tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal. These securities generally involve more credit risk than securities in higher-rating categories. Even securities in the lowest category of investment-grade securities rated "BBB" by S&P or "Baa" by Moody's ratings, possess some speculative characteristics.

     What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Portfolio (and its Underlying Funds) and a table showing some of the additional investment practices that each Portfolio may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These risks also include those related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, income generated by, or proceeds received from the disposition of foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

26 Wells Fargo WealthBuilder Portfolios Prospectus

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     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

     Prepayment/Extension Risk--The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest rate risk, and reduce rates of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

     Small Company Investment Risk--Investments in small companies are subject to additional risks, including the risk that such investments generally may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, resulting in increased price volatility.

     In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in a particular Portfolio. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Portfolio.

                              Wells Fargo WealthBuilder Portfolios Prospectus 27

Additional Strategies and General Investment Risks
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Investment Practice/Risk

The following table lists certain regular investment practices of the Portfolios, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Portfolio is designed to meet different investment needs and objectives.

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                                                                                             GROWTH BALANCED  GROWTH AND INCOME
INVESTMENT PRACTICE                       PRINCIPAL RISK(S)                GROWTH PORTFOLIO     PORTFOLIO          PORTFOLIO
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Borrowing Policies

The ability to borrow money for           Leverage Risk                            .                .                .
temporary purposes (e.g. to meet
shareholder redemptions).

Floating and Variable Rate Debt

Instruments with interest rates that are  Interest Rate                                             .
adjusted either on a schedule or when an  and Credit Risk
index or benchmark changes.

Foreign Obligations

Debt securities of non-U.S. companies,    Foreign Investment, Regulatory,                           .
foreign banks, foreign governments, and   Liquidity and Currency Risk
other foreign entities.

Foreign Securities

Equity securities issued by a non-U.S.    Foreign Investment, Regulatory,          .                .                .
company which may be in the form of an    Liquidity and Currency Risk
ADR or similar investment.

Forward Commitment, When-Issued and
Delayed Delivery Transactions

Securities bought or sold for delivery    Interest Rate, Leverage and              .                .                .
at a later date or bought or sold for a   Credit Risk
fixed price at a fixed date.

High Yield Securities

Debt securities of lower quality that     Interest Rate and                                         .
produce generally higher rates of         Credit Risk
return. These securities, sometimes
referred to as "junk bonds," tend to be
more sensitive to economic conditions,
more volatile, and less liquid, and are
subject to greater risk of default.

Illiquid Securities

A security which may not be sold or       Liquity Risk                             .                .                .
disposed of in the ordinary
course of business within seven days at
approximately the value determined by
the Portfolio. Limited to 15% of
net assets.

28 Wells Fargo WealthBuilder Portfolios Prospectus

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                                                                                             GROWTH BALANCED  GROWTH AND INCOME
INVESTMENT PRACTICE                             PRINCIPAL RISK(S)          GROWTH PORTFOLIO     PORTFOLIO          PORTFOLIO
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Loans of Portfolio Securities             Credit, Counter-Party and
                                          Leverage Risk                            .                .                .
The practice of loaning securities to
brokers, dealers and financial
institutions to increase returns on
those securities. Loans may be made up
to 1940 Act limits (currently, one-third
of total assets, including the value of
the collateral received).

Mortgage- and Other Asset-Backed          Interest Rate, Credit and
Securities Securities consisting of       Prepayment/Extension Risk                                 .
fractional interests in pools of
consumer loans, such as mortgage loans,
car loans, credit card debt or
receivables held in trust.

Options

The right or obligation to receive or     Leverage, Credit and Liquidity
deliver a security or cash payment        Risk                                     .                .                .
depending on the security's price or the
performance of an index or benchmark.
Types of options used may include:
options on securities, options on a
stock index, stock index futures and
options on stock index futures to
protect liquidity and portfolio value.

Other Mutual Funds

Investments by the Portfolio in shares    Market Risk                              .                .                .
of other mutual funds, which will cause
Portfolio shareholders to bear a pro
rata portion of the Underlying Fund's
expenses, in addition to the expenses
paid by the Portfolio.

Privately Issued Securities

Securities that are not publicly traded   Liquidity Risk                           .                .                .
but which may or may not be resold in
accordance with Rule 144A under the
Securities Act of 1933.

Repurchase Agreements

A transaction in which the seller of a    Credit and
security agrees to buy back the security  Counter-Party Risk                       .                .                .
at an agreed upon time and price,
usually with interest.

Small Company Securities

Investments in small companies, which     Small Company Investment,
may be less liquid and more volatile      Market and Liquidity Risk                .                .                .
than investments in larger companies.

                              Wells Fargo WealthBuilder Portfolios Prospectus 29

Organization and Management of the Portfolios
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A number of different entities provide services to the Portfolios. This section shows how the Portfolios are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Portfolios.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises each Portfolio's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Portfolios' activities and approves the selection of various companies hired to manage the Portfolios' operation. The major service providers are described in the diagram below. Except for the adviser, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

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                                BOARD OF TRUSTEES
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                      Supervises the Portfolios' activities
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        INVESTMENT ADVISER                                CUSTODIAN
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Wells Fargo Funds Management, LLC              Wells Fargo Bank Minnesota, N.A.
525 Market St., San Francisco, CA              6th & Marquette, Minneapolis, MN
Manages the Portfolios' investment             Provides safekeeping for the
activities                                     Portfolios' assets
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                             INVESTMENT SUB-ADVISER
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                      Wells Capital Management Incorporated
                               525 Market Street
                               San Francisco, CA
              Responsible for the day-to-day portfolio management
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                                                          TRANSFER
          ADMINISTRATOR                                     AGENT
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Wells Fargo Funds Management, LLC              Boston Financial Data Services,
525 Market St.                                 Inc.
San Francisco, CA                              Two Heritage Drive
Manages the Portfolios' business               Quincy, MA
activities                                     Maintains records of shares and
                                               supervises the payment of
                                               dividends
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                   FINANCIAL SERVICES FIRMS AND SELLING AGENTS
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      Advise current and prospective shareholders on Portfolio investments
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                                  SHAREHOLDERS
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30 Wells Fargo WealthBuilder Portfolios Prospectus

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     The Investment Adviser

     Funds Management serves as the investment adviser for each of the Portfolios. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Portfolios' adviser is responsible for implementing the investment policies and guidelines for the Portfolios. For providing these services, Funds Management is entitled to receive an annual fee of 0.35% of the average daily net assets of each Portfolio. As of June 30, 2003, Funds Management and its affiliates managed over $183 billion in assets.

     The Sub-Adviser

     Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, is the sub-adviser for each of the Portfolios. In this capacity, it is responsible for the day-to-day investment management activities of the Portfolios. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of June 30, 2003, Wells Capital Management managed over $120 billion in assets. Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

     Fees from Underlying Funds

     The Portfolios' shareholders will bear indirectly a pro-rata portion of fees of the Underlying Funds, including shareholder servicing fees and Rule 12b-1 distribution fees, some of which are used to compensate shareholder servicing and selling agents and the Portfolios' distributor for providing services to the Portfolios' shareholders. In order that these fees be available to pay for such services, the Portfolios may choose not to invest in the least expensive share class of an Underlying Fund. In addition, Funds Management, Wells Capital Management, their affiliates and Stephens, Inc, as distributor for the Portfolios may receive fees from the Underlying Funds for providing various services to the Underlying Funds. For example, Funds Management may receive advisory fees and Wells Capital Management may receive sub-advisory fees from the Underlying Funds and Wells Fargo Bank Minnesota N.A., may receive fees for providing custody services to the Underlying Funds. These fees are separate from and in addition to fees received by Funds Management and its affiliates for providing services to the Portfolios. These fees may differ among the Underlying Funds.

     The Administrator

     Funds Management provides the Portfolios with administrative services, including general supervision of each Portfolio's operation, coordination of the other services provided to each Portfolio, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Portfolio's business.

     The Transfer Agent

     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Portfolios.

                              Wells Fargo WealthBuilder Portfolios Prospectus 31

Your Account
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     This section tells you how Portfolio shares are priced, how to open an account and how to buy, sell or exchange Portfolio shares once your account is open.

     Pricing Portfolio Shares

     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Portfolio shares is based on a Portfolio's NAV. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is placed.

     . Each Portfolio's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on latest quoted bid price. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. We may be required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Portfolio calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Portfolio calculates its NAV that materially affects the value of the security. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

     . We determine the NAV of the Portfolios' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting each Portfolio's liabilities from its total assets, and then dividing the result by the total number of outstanding shares. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Portfolios each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Portfolios will close early and will value their shares at such earlier time under these circumstances. Requests we receive in proper form before this time are processed the same day. Requests we receive after the cutoff time are processed the next business day.

     . The Portfolios are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     You Can Buy Portfolio Shares

     . By opening an account directly with the Portfolio (simply complete and return a Wells Fargo Funds application with proper payment);

     .    Through a brokerage account with an approved selling agent; or

     . Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

32 Wells Fargo WealthBuilder Portfolios Prospectus

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     Minimum Investments

     .    $1,000 per Portfolio minimum initial investment; or

     .    $100 per Portfolio if you use the Systematic Purchase Program; and

     .    $100 per Portfolio for all investments after your initial investment.

     We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.

     Small Account Redemptions

     We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption, and we will provide you with the opportunity to make additional investments that will bring your account above the minimum investment amount. Account redemptions are net of any applicable CDSC. Please consult your selling agent for further details.

     In addition to payments received from the Portfolios, selling agents may receive significant additional payments directly from the adviser, the distributor, or their affiliates in connection with the sale of Portfolio shares.

                              Wells Fargo WealthBuilder Portfolios Prospectus 33

Your Account
--------------------------------------------------------------------------------

     Sales Charge Schedule

                              FRONT-END SALES CHARGE   FRONT-END SALES CHARGE
                               AS A PERCENTAGE OF        AS A PERCENTAGE OF
     AMOUNT OF PURCHASE      PUBLIC OFFERING PRICE     NET AMOUNT INVESTED
     ---------------------   -----------------------   ----------------------
     Less than $250,000              1.50%                     1.52%
     $250,000 to $499,999            1.25%                     1.27%
     $500,000 to $999,999            1.00%                     1.01%
     $1,000,000 and up/1/            0.00%                     0.00%

/1/ We will assess share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Portfolio's approval. The CDSC percentage you pay on Portfolio shares purchased prior to February 1, 2004, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     Reductions and Waivers of Sales Charges

     If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent for the reduction and to provide appropriate proof of eligibility.

     . You pay no sales charges on Portfolio shares you buy with reinvested distributions.

     . You pay a lower sales charge if you are investing an amount over a breakpoint level. See the schedule above.

     . By signing a Letter of Intent ("LOI"), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

     . Rights of Accumulation ("ROA") allow you to combine the amount you invest with the total NAV of shares you own in other Wells Fargo WealthBuilder Portfolios, in which you have already paid a front-end load, in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.

     . You pay no sales charges on Wells Fargo WealthBuilder Portfolio shares you purchase with the proceeds of a redemption from a Wells Fargo WealthBuilder Portfolio or with the proceeds of a redemption of Class A, Class B or Class C shares of another Wells Fargo Fund within 120 days of the date of the redemption.

     . You may reinvest into a Wells Fargo Portfolio with no sales charge a required distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee, provided the distribution occurred within the 30 days prior to your reinvestment.

                   How a Letter of Intent Can Save You Money!

          If you plan to invest, for example, $500,000 in a Wells Fargo WealthBuilder Portfolio in installments over the next year, by signing a letter of intent you would pay only 1.00% sales load on the entire purchase. Otherwise, you might pay 1.50% on the first $249,999, then 1.25% on the next $250,000!

34 Wells Fargo WealthBuilder Portfolios Prospectus

Reductions and Waivers of Sales Charges
--------------------------------------------------------------------------------

     . You also may buy Portfolio shares at NAV if they are to be included in certain retirement, benefit, pension or investment "wrap accounts" with whom Wells Fargo Funds has reached an agreement, or through an omnibus account maintained with a Portfolio by a broker/dealer.

     You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

     . a family unit, including children under the age of twenty-one or single trust estate;

     .    a trustee or fiduciary purchasing for a single fiduciary relationship;
          or

     . the members of a "qualified group" which consists of a "company" (as defined under the 1940 Act, as amended), and related parties of such a "company," which has been in existence for at least six months and which has a primary purpose other than acquiring Portfolio shares at a discount.

     Waivers for Certain Parties

     The following people can buy Portfolio shares at NAV.

     .    Current and retired employees, directors/trustees and officers of:

          .    Wells Fargo Funds (including any predecessor funds);

          .    Wells Fargo & Company and its affiliates; and

          .    the families of any of the above.

     .    Current employees of:

          .    Stephens Inc. and its affiliates;

          .    broker/dealers who act as selling agents; and

          . immediate family members (spouse, sibling, parent or child) of any of the above.

     . Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Fund at NAV.

     Contact your selling agent for further details.

     We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Portfolio shares included in other investment plans such as "wrap accounts." If you own Portfolio shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

                              Wells Fargo WealthBuilder Portfolios Prospectus 35

Your Account
--------------------------------------------------------------------------------

     Distribution Plan

     We have adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act for Portfolio shares. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services, including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. Under this Plan, each Portfolio may pay an annual fee not to exceed 0.75% of its average daily net assets. Each Portfolio may pay an annual fee of up to 0.55% of its average daily net assets in order to ensure that the Portfolio does not exceed regulatory limitations on asset-based sales charges. These fees are paid out of the Portfolios' assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

36 Wells Fargo WealthBuilder Portfolios Prospectus

                                                                       Exchanges
--------------------------------------------------------------------------------

     Exchanges between the Wells Fargo WealthBuilder Portfolios involve two transactions: a sale of shares of one Portfolio and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the prospectus for the Portfolio into which you wish to exchange.

     . Every exchange involves selling Portfolio shares, which may produce a capital gain or loss for tax purposes.

     . You may exchange Portfolio shares for any of the Wells Fargo WealthBuilder Portfolios or for Wells Fargo Money Market Fund Class A shares.

     . If you are making an initial investment into a new Portfolio through an exchange, you must exchange at least the minimum first purchase amount for the new Portfolio, unless your balance has fallen below that amount due to market conditions.

     . Any exchange between Portfolios you already own must meet the minimum redemption and subsequent purchase amounts for the Portfolios involved.

     . The Portfolios actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from market timing and excessive trading activity. Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Portfolio by increasing expenses or lowering returns. In this regard, Funds Management monitors available trading information and may temporarily suspend or permanently terminate purchase or exchange privileges from investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Portfolio. The extent to which trading activity may be disruptive would depend on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Portfolio and the type of Portfolio involved.

     Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

     Contact your account representative for further details.

                              Wells Fargo WealthBuilder Portfolios Prospectus 37

c

How to Buy Shares
--------------------------------------------------------------------------------

     The following section explains how you can buy shares directly from Wells Fargo Funds. For Portfolios held through brokerage and other types of accounts, please consult your selling agent.

     In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, a Portfolio reserves the right to redeem your account at the current day's NAV.

     ---------------------------------------------------------------------------
     BY MAIL
     ---------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     . Complete a Wells Fargo Funds Application. Be sure to indicate the Portfolio name into which you intend to invest. Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

     . Enclose a check for at least $1,000 made out in the full name of the Portfolio. For example, "Wells Fargo WealthBuilder Growth Portfolio." Please note that checks made payable to any entity other than the full Portfolio name or "Wells Fargo Funds" will be returned to you.

     . All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

     . You may start your account with $100 if you elect the Systematic Purchase Program option on the application.

     .    Mail to:   Wells Fargo Funds       Overnight Mail Only:   Wells Fargo Funds
                     P.O. Box 8266                                  Attn: CCSU-Boston Financial
                     Boston, MA 02266-8266                          66 Brooks Drive
                                                                    Braintree, MA 02184

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     . Make a check payable to the full name of your Portfolio for at least $100. Be sure to write your account number on the check as well.

     .    Enclose the payment stub/card from your statement if available.

     .    Mail to:   Wells Fargo Funds
                     P.O. Box 8266
                     Boston, MA 02266-8266

38 Wells Fargo WealthBuilder Portfolios Prospectus

                                                                    Your Account
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     BY WIRE
     ---------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     . You must first call Investor Services at 1-800-222-8222, option 0, to notify them of an incoming wire trade.

     . If you do not currently have an account, complete a Wells Fargo Funds Application. You must wire at least $1,000. Be sure to indicate the Portfolio name into which you intend to invest.

     .    All purchases must be made in U.S. dollars.

     . Mail the completed Application. Your account will be credited on the business day that the transfer agent receives your application and payment in proper order.

     .    Overnight Application to: Wells Fargo Funds
                                    Attn: CCSU-Boston Financial
                                    66 Brooks Drive
                                    Braintree, MA 02184

     .    Wire money to:            State Street Bank & Trust       Attention:
                                    Boston, MA                      Wells Fargo Funds (Name
                                                                    of Portfolio)
                                    Bank Routing Number:
                                    ABA 011000028                   Account Name:
                                                                    (Registration Name
                                    Wire Purchase Account Number:   Indicated on Application)
                                    9905-437-1

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     . Instruct your wiring bank to transmit at least $100 according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.

     .    Wire money to:            State Street Bank & Trust       Attention:
                                    Boston, MA                      Wells Fargo Funds (Name of
                                                                    Portfolio and Account Number)
                                    Bank Routing Number:
                                    ABA 011000028                   Account Name:
                                                                    (Registration Name
                                    Wire Purchase Account Number:   Indicated on Account)
                                    9905-437-1

                              Wells Fargo WealthBuilder Portfolios Prospectus 39

How to Buy Shares
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     BY PHONE
     ---------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     You can only make your first purchase of a Portfolio by phone if you already have an existing Wells Fargo Funds Account. If you do not currently have an Account, complete a Wells Fargo Fund Application. Refer to the previous section on buying shares for the first time by mail.

     To buy into a new Portfolio, call Investor Services at 1-800-222-8222, option 0, for an Investor Service Representative, or option 1 to use our Automated Voice Response Service to either:

          .    transfer at least $1,000 from a linked settlement account, or

          . exchange at least $1,000 worth of shares from an existing Wells Fargo Funds Account.

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     To buy additional shares, call Investor Services at 1-800-222-8222, option 0, for an Investor Services Representative, or option 1 to use our Automated Voice Response Service to either:

          .    transfer at least $100 from a linked settlement account, or

          . exchange at least $100 worth of shares from an existing Wells Fargo Funds Account.

     ---------------------------------------------------------------------------
     BY INTERNET ACCESS
     ---------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     You can only make your first purchase of a Portfolio by Internet if you already have an existing Wells Fargo Funds Account. If you do not currently have an Account, complete a Wells Fargo Fund Application. Refer to the previous section on buying shares for the first time by mail.

     To buy into a new Portfolio, visit our website at www.wellsfargofunds.com, and click on "Wells Fargo FundLink(SM)" to either:

          .    transfer at least $1,000 from a linked settlement account, or

          . exchange at least $1,000 worth of shares from an existing Wells Fargo Funds Account.

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     To buy additional shares, visit our website at www.wellsfargofunds.com, and click on "Wells Fargo FundLink(SM)" to either:

          .    transfer at least $100 from a linked settlement account, or

          . exchange at least $100 worth of shares from an existing Wells Fargo Funds Account.

     Further information is available by calling Investor Services at 1-800-222-8222.

40 Wells Fargo WealthBuilder Portfolios Prospectus

                                                                    Your Account
--------------------------------------------------------------------------------

     The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Portfolio shares held through brokerage or other types of accounts, please consult your selling agent.

     ---------------------------------------------------------------------------
     BY MAIL
     ---------------------------------------------------------------------------

     . Write a "Letter of Instruction" stating your name, your account number, the Portfolio you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").

     . Make sure all the account owners sign the request exactly as their names appear on the account application.

     . You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

     . Signature Guarantees are required for mailed redemption requests if a request is for over $50,000, if the address on your account was changed within the last 30 days, or if a redemption is made payable to a third party. You can get a signature guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

     .    Mail to:   Wells Fargo Funds
                     P.O. Box 8266
                     Boston, MA 02266 -8266

     ---------------------------------------------------------------------------
     BY PHONE
     ---------------------------------------------------------------------------

     . Call Investor Services at 1-800-222-8222, option 0 for an Investor Service Representative, or option 1 to use our Automated Voice Response Service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.

     . Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

     . You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

     . Telephone privileges are automatically made available to you unless you specifically decline them on your application or subsequently in writing.

     . Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

     . We will not mail the proceeds of a telephone redemption request if the address on your account was changed in the last 30 days.

                              Wells Fargo WealthBuilder Portfolios Prospectus 41

How to Sell Shares
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     BY INTERNET ACCESS
     ---------------------------------------------------------------------------

     . Shareholders with an existing Wells Fargo Funds Account may use the Internet to redeem shares of a Portfolio via the Internet.

     . Visit our website at www.wellsfargofunds.com to process your redemption request. You may request that redemption proceeds (minimum of $100 to a maximum of $50,000) be sent to you by check to your address of record, by ACH transfer into a linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or wiring funds. We reserve the right to charge a fee for wiring funds although it is not our current practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

     Further information is available by calling Investor Services at 1-800-222-8222.

     ---------------------------------------------------------------------------
     GENERAL NOTES FOR SELLING SHARES
     ---------------------------------------------------------------------------

     . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff times are processed on the same business day.

     .    Your redemptions are net of any applicable CDSC.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, ACH or Systematic Purchase Plan have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Portfolio by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

42 Wells Fargo WealthBuilder Portfolios Prospectus

Additional Services and Other Information
--------------------------------------------------------------------------------

     Automatic Programs

     These programs help you conveniently purchase and/or redeem shares each month. Once you select a Program, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222, option 0, for more information.

     . Systematic Purchase Program--With this program, you can regularly purchase shares of a Wells Fargo Portfolio with money automatically transferred from a linked bank account. Simply select the Portfolio you would like to purchase, and specify an amount of at least $100.

     . Systematic Exchange Program--With this program, you can regularly exchange shares of a Wells Fargo Portfolio you own for shares of another Wells Fargo Portfolio or fund. The exchange amount must be at least $100. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

     . Systematic Withdrawal Program--With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:

          .    must have an account valued at $10,000 or more;

          .    must have your distributions reinvested; and

          .    may not simultaneously participate in the Systematic Purchase
               Program.

     It generally takes about ten days to establish a Program once we have received your instructions. It generally takes about five days to change or cancel participation in a Program.We may automatically cancel your program if the linked bank account you specified is closed, or for other reasons.

     Income and Gain Distributions

     The Portfolios in this Prospectus make distributions of net investment income annually and capital gains at least annually.

     We offer the following distribution options:

     . Automatic Reinvestment Option--Lets you buy new shares of the Portfolio that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

     . Check Payment Option--Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

     . Bank Account Payment Option--Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Funds account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

     . Directed Distribution Purchase Option--Lets you buy shares of a different Wells Fargo Portfolio. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Portfolio and account from which the distributions are coming, and the Portfolio and account to which the distributions are being directed. You must meet any required minimum purchases in both Portfolios prior to establishing this option.

     Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

                              Wells Fargo WealthBuilder Portfolios Prospectus 43

Additional Services and Other Information
--------------------------------------------------------------------------------

     Taxes

     The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Portfolio and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Portfolio shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

     We will pass on to a Portfolio's shareholders substantially all of the Portfolio's net investment income and realized capital gain, if any. Distributions from a Portfolio's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Portfolio's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

     Under recent changes to the Internal Revenue Code, an individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Portfolio's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Portfolio's sales and exchanges after May 5, 2003. Also, if you're an individual Portfolio shareholder, your distributions attributable to dividends received by the Portfolio from taxable U.S. and certain foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Portfolio shares, and by the Portfolio for its stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

     Distributions from a Portfolio normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Portfolio shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

     If you buy shares of a Portfolio shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Portfolio shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Portfolio sells the appreciated securities and distributes the realized gain. The Portfolios have built up, or have the potential to build up, high levels of unrealized appreciation.

     Your redemptions (including redemptions in-kind) and exchanges of Portfolio shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Portfolio shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Portfolio shares may be disallowed.

     In certain circumstances, Portfolio shareholders may be subject to back-up withholding taxes.


     Requests for Multiple Copies of Shareholder Documents

     To help keep portfolio expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your selling agent.

44 Wells Fargo WealthBuilder Portfolios Prospectus

Portfolio Managers
--------------------------------------------------------------------------------

     Galen G. Blomster, CFA

     Growth Portfolio and its predecessor since 1997

     Growth Balanced Portfolio and its predecessor since 1997

     Growth and Income Portfolio and its predecessor since 1997

     Mr. Blomster is associated with Wells Fargo Bank and joined Wells Capital Management in 1998 as a Vice President and Director of Research and simultaneously held this position at NIM until Wells Capital Management and NIM combined investment advisory services under the Wells Capital Management name in 1999. Mr. Blomster is primarily responsible for the day-to-day management and asset allocation services and has been since the inception of the Portfolios. He also may perform portfolio management and other services for the Wells Fargo Funds. Wells Fargo Bank or its predecessors have employed him since 1977. Mr. Blomster earned his BS in Dairy/Food Science and Economics from the University of Minnesota; and his MS and PhD from Purdue University.

     Jeffrey P. Mellas

     Growth Portfolio since 2003

     Growth Balanced Portfolio since 2003

     Growth and Income Portfolio since 2003

     Mr. Mellas joined Wells Capital Management in 2003 as Managing Director of Quantitative Asset Management and Portfolio Manager, with over 16 years of investment management experience. Prior to joining Wells Capital Management, Mr. Mellas was with Alliance Capital Management since 1995, as Vice President and Global Portfolio Strategist responsible for managing over $300 million in international pension assets. He was also the primary spokesperson for Alliance's domestic and international equity and fixed income strategies. Prior to joining Alliance, he was an associate group manager at Prudential Insurance. Mr. Mellas earned his BA in Economics from the University of Minnesota and his MBA in Finance and International Business from New York University. He also completed the International Management Program at Haute Etudes Commerciales, Paris, France.

                              Wells Fargo WealthBuilder Portfolios Prospectus 45

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     ACH

     Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

     American Depositary Receipts ("ADRs")

     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

     Asset-Backed Securities

     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

     Below Investment-Grade

     Securities rated BB or lower by S&P or Ba or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk."

     Business Day

     Any day the New York Stock Exchange is open is a business day for the Portfolios.

     Capital Appreciation, Capital Growth

     An increase in the value of a security. Together with "Current Income" (see below), constitutes total return.

     Current Income

     Earnings in the form of dividends or interest as opposed to capital growth. Together, current income and capital growth constitute total return.

     Debt Securities

     Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

     Derivatives

     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions

     Distributions of net investment income, realized capital gains or capital made by a Portfolio to its shareholders.

     Diversified

     A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Portfolios' total assets. Non-diversified funds are not required to comply with these investment policies.

     Duration

     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

46 Wells Fargo WealthBuilder Portfolios Prospectus

--------------------------------------------------------------------------------

     FDIC

     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

     Illiquid Security

     A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Portfolio.

     Investment-Grade Securities

     A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

     Liquidity

     The ability to readily sell a security at a fair price.

     Moody's

     A nationally recognized statistical ratings organization.

     Mortgage-Backed Securities

     Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

     Nationally Recognized Statistical Ratings Organization ("NRSRO")

     A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

     Net Asset Value ("NAV")

     The value of a single fund share. It is determined by adding together all of a Portfolio's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options

     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

     Repurchase Agreement

     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Selling Agent

     A person who has an agreement with the Portfolios' distributors that allows them to sell a Portfolio's shares.

     Signature Guarantee

     A guarantee given by a financial institution that has verified the identity of the maker of the signature.

     S&P, S&P 500 Index

     Standard and Poor's, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

                              Wells Fargo WealthBuilder Portfolios Prospectus 47

Glossary
--------------------------------------------------------------------------------

     Statement of Additional Information

     A document that supplements the disclosure made in the Prospectus.

     Taxpayer Identification Number

     Usually the social security number for an individual or the Employer Identification Number for a corporation.

     Total Return

     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

     U.S. Government Obligations

     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

48 Wells Fargo WealthBuilder Portfolios Prospectus

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     YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

     STATEMENT OF ADDITIONAL INFORMATION

     supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

     ANNUAL/SEMI-ANNUAL REPORTS

     provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Portfolio performance over the reporting period.

     THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

     Call: 1-800-222-8222 or visit our website at www.wellsfargofunds.com.

     Write to:
     Wells Fargo Funds
     P.O. Box 8266
     Boston, MA 02266-8266; or

     Visit the SEC's website at http://www.sec.gov

     REQUEST COPIES FOR A FEE BY WRITING TO:

     SEC Public Reference Room Washington, DC 20549-6009; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 for details

     ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P016 (10/03)  ----------------------------------------
ICA Reg. No.    NOT FDIC INSURED - NO BANK GUARANTEE-          [GRAPHIC]
 811-09253                 MAY LOSE VALUE              Printed on Recycled Paper
  #528029     ----------------------------------------

                             WELLS FARGO FUNDS TRUST
                            Telephone: 1-800-222-8222

                       STATEMENT OF ADDITIONAL INFORMATION
                              Dated October 1, 2003

                              DIVERSIFIED BOND FUND
                              HIGH YIELD BOND FUND
                                   INCOME FUND
                                INCOME PLUS FUND
                          INFLATION-PROTECTED BOND FUND
                       INTERMEDIATE GOVERNMENT INCOME FUND
                       LIMITED TERM GOVERNMENT INCOME FUND
                 MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND
                        MONTGOMERY TOTAL RETURN BOND FUND
                               STABLE INCOME FUND
                           TACTICAL MATURITY BOND FUND

         Class A, Class B, Class C, Institutional Class and Select Class

     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about eleven funds in the Wells Fargo Funds Trust family of funds (each, a "Fund" and collectively, the "Funds") -- the Diversified Bond, High Yield Bond, Income, Income Plus, Inflation-Protected Bond, Intermediate Government Income, Limited Term Government Income, Montgomery Short Duration Government Bond, Montgomery Total Return Bond, Stable Income and Tactical Maturity Bond Funds. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The High Yield Bond, Income Plus, Inflation-Protected Bond, Intermediate Government Income, Montgomery Short Duration Government Bond, Montgomery Total Return Bond and Stable Income Funds offer Class A, Class B and Class C shares. The Inflation-Protected Bond, Intermediate Government Income, Montgomery Short Duration Government Bond, Montgomery Total Return Bond and Stable Income Funds also offer Institutional Class shares. The Montgomery Total Return Bond Fund also offers Select Class shares. The Income and Limited Term Government Income Funds offer Class A, Class B and Institutional Class shares. The Diversified Bond and Tactical Maturity Bond Funds offer only Institutional Class shares. This SAI relates to all such classes of shares.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Class A, Class B, Class C, Institutional Class and Select Class Prospectuses, dated October 1, 2003. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the portfolios of investments and independent auditors' report for the year ended May 31, 2003, and for the year ended June 30, 2003, for the Montgomery Short Duration Government Bond and Montgomery Total Return Bond Funds, are hereby incorporated by reference to the respective Annual Reports. The Prospectuses and Annual Reports may be obtained free of charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Historical Fund Information....................................................1

Investment Policies............................................................3

Additional Permitted Investment Activities and Associated Risks................5

Management ...................................................................19

Performance Calculations......................................................36

Determination of Net Asset Value..............................................40

Additional Purchase and Redemption Information................................41

Portfolio Transactions........................................................43

Fund Expenses.................................................................47

Taxes    .....................................................................47

Proxy Voting Policies and Procedures..........................................54

Capital Stock.................................................................56

Other.........................................................................63

Counsel.......................................................................63

Independent Auditors..........................................................64

Financial Information.........................................................64

Appendix.....................................................................A-1

                           HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios into certain Funds of the Trust. Prior to November 5, 1999, the effective date of the consolidation of such Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

     On December 16, 2002, the Board of Trustees of The Montgomery Funds and The Montgomery Funds II ("Montgomery") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Montgomery portfolios into various Funds of the Trust. The effective date of the reorganization is June 9, 2003.

     The Funds described in this SAI, except for the High Yield Bond, Inflation-Protected Bond, and Tactical Maturity Bond Funds, were created as part of either the reorganization of the Stagecoach family of funds advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank") and the Norwest Advantage family of funds advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex, or the reorganization of certain of the funds of the Montgomery family of funds into certain of the Wells Fargo Funds. The reorganization between Stagecoach and Norwest followed the merger of the advisers' parent companies. The reorganization between Montgomery and the Trust followed the Funds' adviser's parent company purchasing certain parts of the institutional and retail investment management business of the Montgomery funds' adviser, Montgomery Asset Management, LLC ("MAM").

     The chart below indicates the predecessor Stagecoach, Norwest and Montgomery funds that are the accounting survivors of the Wells Fargo Funds.

----------------------------------------------------------------------------------------------------------
               Wells Fargo Funds                                    Predecessor Funds
----------------------------------------------------------------------------------------------------------
Diversified Bond Fund                            Norwest Diversified Bond Fund
----------------------------------------------------------------------------------------------------------
High Yield Bond Fund                             N/A
----------------------------------------------------------------------------------------------------------
Income Fund                                      Norwest Income Fund
----------------------------------------------------------------------------------------------------------
Income Plus Fund                                 Stagecoach Strategic Income Fund
----------------------------------------------------------------------------------------------------------
Inflation-Protected Bond Fund                    N/A
----------------------------------------------------------------------------------------------------------
Intermediate Government Income Fund              Norwest Intermediate Government Income Fund
----------------------------------------------------------------------------------------------------------
Limited Term Government Income Fund              Stagecoach Short-Intermediate U.S. Government Income Fund
----------------------------------------------------------------------------------------------------------
Montgomery Short Duration Government Bond Fund   Montgomery Short Duration Government Bond Fund
----------------------------------------------------------------------------------------------------------
Montgomery Total Return Bond Fund                Montgomery Total Return Bond Fund
----------------------------------------------------------------------------------------------------------
Stable Income Fund                               Norwest Stable Income Fund
----------------------------------------------------------------------------------------------------------
Tactical Maturity Bond Fund                      N/A
----------------------------------------------------------------------------------------------------------

     The Diversified Bond Fund commenced operations on November 8, 1999, as successor to the Norwest Diversified Bond Fund. The predecessor Norwest Diversified Bond Fund commenced operations on November 11, 1994.

     The High Yield Bond Fund commenced operations on November 29, 2002.

     The Income Fund commenced operations on November 8, 1999, as successor to the Income Fund, Total Return Bond Fund and Performa Strategic Value Bond Fund of Norwest. The predecessor Norwest Income Fund commenced operations on June 9, 1987. The predecessor Norwest Total Return Fund commenced operations on December 31, 1993. The predecessor Norwest Performa Strategic Value

Bond Fund commenced operations on October 1, 1997. For accounting purposes, the Norwest Income Fund is considered the surviving entity, and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Income Fund.

     The Income Plus Fund commenced operations on November 8, 1999, as successor to the Stagecoach Strategic Income Fund. The predecessor Stagecoach Strategic Income Fund commenced operations on July 13, 1998. Effective at the close of business on May 17, 2002, the Class A, Class B and Class C shares of the Corporate Bond Fund were reorganized into the Class A, Class B and Class C shares, respectively, of the Income Plus Fund.

     The Inflation-Protected Bond Fund commenced operations on February 28,
2003.

     The Intermediate Government Income Fund commenced operations on November 8, 1999, as successor to the Norwest Intermediate Government Income Fund and the Stagecoach U.S. Government Income and U.S. Government Allocation Funds. The predecessor Norwest Intermediate Government Income Fund commenced operations on November 11, 1994. The predecessor Stagecoach U.S. Government Income Fund commenced operations on January 1, 1992 and the predecessor Stagecoach U.S. Government Allocation Fund commenced operations on January 2, 1992 as successor to the Fixed-Income Strategy Fund of the Wells Fargo Investment Trust ("WFIT"). The predecessor WFIT Fund commenced operations on March 31, 1987. For accounting purposes, the Norwest Intermediate Government Income Fund is considered the surviving entity, and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Intermediate Government Income Fund.

     The Limited Term Government Income Fund commenced operations on November 8, 1999, as successor to the Norwest Limited Term Government Income Fund and the Stagecoach Short-Intermediate U.S. Government Income Fund. The predecessor Norwest Limited Term Government Income Fund commenced operations on October 1, 1997 and the predecessor Stagecoach Short-Intermediate U.S. Government Income Fund commenced operations on October 27, 1993. For accounting purposes, the Stagecoach Short-Intermediate U.S. Government Income Fund is considered the surviving entity, and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Stagecoach Short-Intermediate U.S. Government Income Fund. Effective at the close of business on November 16, 2001, the Class A shares of the Variable Rate Government Fund were reorganized into the Class A shares of the Limited Term Government Income Fund.

     The Montgomery Short Duration Government Bond Fund commenced operations on June 9, 2003, as successor to the Montgomery Short Duration Government Bond Fund. The predecessor fund commenced operations on December 18, 1992. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the predecessor fund.

     The Montgomery Total Return Bond Fund commenced operations on June 9, 2003, as successor to the Montgomery Total Return Bond Fund. The predecessor fund commenced operations on June 30, 1997. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the predecessor fund.

     The Stable Income Fund commenced operations on November 8, 1999, as successor to the Norwest Stable Income Fund. The predecessor Norwest Stable Income Fund commenced operations on November 11, 1994.

     The Tactical Maturity Bond Fund commenced operations on November 28, 2001.

                               INVESTMENT POLICIES

     Fundamental Investment Policies

     Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, investments in securities of other investment companies or investments in repurchase agreements;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     Non-Fundamental Investment Policies

     Each Fund has adopted the following non-fundamental policies, which may be changed by the Trustees at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC, and (ii) other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Shareholders will receive at least 60 days' notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

     General

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

         ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of certain investments and additional investment policies for the Funds. Not all of the Funds participate in all of the investment practices described below. Some of the Funds described in this SAI are either gateway feeder funds that invest in a single corresponding master portfolio of Wells Fargo Master Trust ("Master Trust") or gateway blended funds that invest in two or more master portfolios. References to the activities of a gateway fund are understood to refer to the investments of the master portfolio(s) in which the gateway fund invests. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

     Asset-Backed Securities

     The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities may be "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. The Funds may also invest in securities backed by pools of mortgages. These investments are described under the heading "Mortgage-Related Securities."

     Bank Obligations

     The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

     Bonds

     Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate bonds.

     Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Borrowing

     The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

     Commercial Paper

     The Funds may invest in commercial paper (including variable amount master demand notes, see "Floating- and Variable-Rate Obligations" below), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO").

     Convertible Securities

     The Funds, except the Intermediate Government Income, Limited Term Government Income, Montgomery Short Duration Government Bond and Montgomery Total Return Bond Funds, may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different user. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

     The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

     While the Funds use the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund's financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

     Derivative Securities

     The Funds may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more references. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

     Dollar Roll Transactions

     Certain Funds may enter into "dollar roll" transactions wherein a Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. government securities or other liquid equity or debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

     Floating- and Variable-Rate Obligations

     The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations that are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

     Foreign Obligations and Securities

     Certain Funds may invest in debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries.

     Certain Funds may also invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, these Funds may be affected favorably or unfavorably by currency exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

     Certain Funds may enter into forward currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     Forward Commitment, When-Issued and Delayed-Delivery Transactions

     The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     Futures Contracts and Options Transactions

     In General. The Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the relevant Fund.

     The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds' futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Initially, when purchasing or selling futures contracts a Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     The Funds may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. The Funds may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Funds' portfolio securities which are the subject of the transaction.

     Interest Rate and Index Swaps. The Funds may enter into interest rate and index swaps in pursuit of its investment objectives. Interest rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

     Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund's investment objective and legally permissible for the Fund.

     High Yield/Lower-Rated Debt Securities

     The Diversified Bond, Income, Income Plus, Montgomery Short Duration Government Bond and Montgomery Total Return Bond Funds may, and the High Yield Bond Fund does, invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (also known as high-yield securities or "junk bonds"). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities.

     The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

     The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish the Fund's ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

     Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

     Illiquid Securities

     The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale, and for which there may not be a readily available market, and which may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may not invest or hold more than 15% of its net assets in illiquid securities.

     Inflation-Protected Debt Securities

     The Inflation-Protected Bond Fund invests primarily in inflation-protected debt securities, which are instruments whose prices are indexed to a measure of inflation such as, for example, the Consumer Price Index. The value of these securities at maturity or their coupon rate is determined by reference to the specific measure of inflation to which they are linked.

     The Fund's yield will reflect both the inflation-adjusted interest income and the inflation adjustment to principal, which are features of inflation-protected debt securities. The current income generated by the Fund will vary with changes in the measure of inflation to which the inflation-protected securities held in the Fund's portfolio are linked and may be more or less than traditional debt securities.

     The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Unlike traditional debt securities whose return is based on nominal interest rates that include inflation expectations as a component, the return on these securities is based on real interest rates that already take into account the inflation expectations of the market. As a result, interest payments will vary as the security's principal is adjusted for inflation. Inflation-protected debt securities are subject to greater risk than traditional debt securities if interest rates rise in a low inflation environment. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

     While these securities are expected to be protected from long term inflationary trends, short term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the debt securities' inflationary measure.

     For federal income tax purposes, both interest payments and the difference between original principal and the inflation-adjusted principal of inflation-protected debt securities will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received.

     Interest Rate Protection Transactions

     To manage its exposure to different types of investments, the Funds may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars." In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specific amount in return for payments equal to a fixed interest rate on the same amount for a specified period. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

     A Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Funds intend to use these transactions as a hedge and not as a speculative investment.

     Loans of Portfolio Securities

     Each Fund may lend its portfolio securities pursuant to guidelines approved by the Trustees to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser or the distributor.

     Wells Fargo Bank Minnesota, N.A. ("Wells Fargo Bank MN" or "Custodian") acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the Securities and Exchange Commission ("SEC"), Wells Fargo Bank MN is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

     Mortgage-Related Securities

     The Funds may invest in mortgage-related securities (also known as mortgage pass-through securities), which represent interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-related securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Collateralized mortgage obligations, adjustable rate mortgages and mortgage participation certificates are the primary types of mortgage-related securities utilized by the Funds.

     Collateralized Mortgage Obligations ("CMOs"). The Funds may invest in investment-grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

     Adjustable Rate Mortgages ("ARMs"). The Funds each may invest in ARMs issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, whereas those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     The Funds may also invest in ARMs offered by private issuers. These securities generally offer a higher rate of interest, but also involve greater credit and interest rate risk than U.S. Government agency issued ARMs because they offer no direct or indirect governmental guarantees. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal. In addition, the Montgomery Short Duration Government Bond Fund and the Montgomery Total Return Bond Fund may purchase some mortgage-related securities through private placements that are restricted as to further sale. The value of these securities may be more volatile than other mortgage-related securities.

     Mortgage Participation Certificates. The Funds also may invest in mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"), both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Mortgage participation certificates differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

     Other Mortgage-Related Securities. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     Prepayment and Extension Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Fund. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may also expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

     Interest Rate Risk. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of a Fund's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of a Fund or if the Fund sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

     Other Investment Companies

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act, subject to the Funds' non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's total assets with respect to any one investment company and (iii) 10% of such Fund's total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     iShares: The Funds may invest in iShares Trust and iShares, Inc. ("iShares"), which are registered investment companies that consist of numerous separate series (each an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board Options Exchange and the New York Stock Exchange in the same way as shares of stock of a publicly held company.

     Participation Interests

     Each Fund may purchase participation interests in loans or instruments in which the Fund may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

     Privately Issued Securities

     Certain Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A Securities that are "illiquid" are subject to the Funds' policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

     Repurchase Agreements

     Each Fund may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Trustees and that are not affiliated with the investment adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

     Reverse Repurchase Agreements

     The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

     Short Sales

     The Funds may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales "against the box"). If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by an offsetting future gain in the short position. Short sales transactions may have adverse tax consequences to the Funds and their shareholders.

     Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     Stripped Securities

     Certain Funds may purchase Treasury receipts, securities of government-sponsored enterprises (GSEs), stripped mortgage-backed securities
(SMBS) and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government, mortgage and other obligations. The stripped securities the Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only. The Funds may only purchase principal-only SMBS.

     Certain Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

     Unrated Investments

     Certain Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's Investors Services ("Moody's") or Standard & Poor's ("S&P") may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix to this SAI.

     U.S. Government Obligations

     The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Zero Coupon Bonds

     Certain Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

     Nationally Recognized Statistical Ratings Organizations

     The ratings of Moody's, S&P and Fitch Investors Service, Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectuses entitled "Organization and Management of the Funds."

     Trustees and Officers

     The Trustees supervise each Fund's activities, monitor its contractual arrangements with various service providers, and decide upon matters of general policy.

     General. The following table provides basic information about the Trustees and officers of the Trust. Each of the Trustees and officers listed below acts in identical capacities for each of the 92 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively, the "Fund Complex"). The address of each Trustee and officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 72.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("independent Trustees"), appears separately from the information for the "interested" Trustees.

                           Position Held with                                                      Other Public Company
    Name, Age and              Registrant/                    Principal Occupation(s)              or Investment Company
       Address            Length of Service/1/                  During Past 5 Years                    Directorships
-----------------------   --------------------   -----------------------------------------------   ---------------------
                                                   INDEPENDENT TRUSTEES
Thomas S. Goho, 61        Trustee,               Wake Forest University, Calloway School of                 N/A
                          since 1987             Business and Accountancy, Benson-Pruitt
                                                 Professorship since 1999, Associate Professor
                                                 of Finance 1994-1999.

Peter G. Gordon, 61       Trustee, since         Chairman, CEO and Co-Founder of Crystal Geyser             N/A
                          1998; (Lead            Water Company and President of Crystal Geyser
                          Trustee, since         Roxane Water Company.
                          2001).

Richard M. Leach, 70      Trustee,               Retired. Prior thereto, President of Richard              N/A
                          since 1987             M. Leach Associates (a financial consulting
                                                 firm).

Timothy J. Penny, 51      Trustee,               Senior Counselor to the public relations firm              N/A
                          since 1996             of Himle-Horner and Senior Fellow at the
                                                 Humphrey Institute, Minneapolis, Minnesota
                                                 (a public policy organization).

Donald C. Willeke, 63     Trustee,               Principal of the law firm of Willeke & Daniels.            N/A
                          since 1996

                                                 INTERESTED/2/ TRUSTEES

Robert C. Brown, 72       Trustee,               Retired. Director, Federal Farm Credit Banks               N/A
                          since 1992             Funding Corporation and Farm Credit System
                                                 Financial Assistance Corporation until
                                                 February 1999.

J. Tucker Morse, 59       Trustee,               Private Investor/Real Estate Developer;                    N/A
                          since 1987             Chairman of White Point Capital, LLC.

                                                        OFFICERS

Karla M. Rabusch, 44      President,             Executive Vice President of Wells Fargo Bank,              N/A
                          since 2003             N.A., and President of Wells Fargo Funds
                                                 Management, LLC. Senior Vice President and
                                                 Chief Administrative Officer of Wells Fargo
                                                 Funds Management, LLC from March 2001 to March
                                                 2003; Vice President of Wells Fargo Bank, N.A.
                                                 from December 1997 to May 2000.

                           Position Held with                                                      Other Public Company
    Name, Age and              Registrant/                   Principal Occupation(s)               or Investment Company
       Address            Length of Service/1/                 During Past 5 Years                     Directorships
-----------------------   --------------------   -----------------------------------------------   ---------------------
Stacie D. De Angelo, 34   Treasurer,             Vice President of Wells Fargo Bank, N.A., and              N/A
                          since 2003             Vice President of Operations of Wells Fargo
                                                 Funds Management, LLC. Prior thereto,
                                                 Operations Manager at Scudder Weisel Capital,
                                                 LLC, from October 2000 to May 2001;
                                                 Director of Shareholder Services at BISYS
                                                 Fund Services from September 1999 to
                                                 October 2000; and Assistant Vice President
                                                 of Operations with Nicholas-Applegate
                                                 Capital Management from May 1993 to
                                                 September 1999.

C. David Messman, 43      Secretary,             Vice President and Counsel of Wells Fargo Bank,            N/A
                          since 2000             N.A. since 1996. Vice President and Secretary
                                                 of Wells Fargo Funds Management, LLC, since
                                                 March 2001.

----------
/1/ Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.

/2/ Basis of Interestedness. Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds' adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     Committees. All of the independent Trustees are also members of the Audit and Nominating Committees of the Trust. Whenever a vacancy occurs on the Board, the Nominating Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating Committee meets only as necessary, and did not meet during the Funds' most recently completed fiscal year. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met three times during the Funds' most recently completed fiscal year.

     Compensation. Each Trustee receives an annual retainer (payable quarterly) of $52,000 from the Fund Complex. Each Trustee also receives a combined fee of $5,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,000 for attendance at telephonic Fund Complex

Board meetings. In addition, the Lead Trustee of the Fund Complex receives an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's officers are not compensated by the Trust for their services. For the fiscal year ended May 31, 2003, the Trustees received the following compensation:

                Compensation Table
              Year Ended May 31, 2003
----------------------------------------------------
Trustee                                 Compensation
-------                                 ------------
                 INDEPENDENT TRUSTEES
Thomas S. Goho                             $73,000
Peter G. Gordon                            $83,000
Richard M. Leach                           $73,000
Timothy J. Penny                           $73,000
Donald C. Willeke                          $73,000
                 INTERESTED TRUSTEES
Robert C. Brown                            $73,000
W. Rodney Hughes*                          $37,000
J. Tucker Morse                            $73,000

----------
* Retired as of 12/31/02

     Beneficial Equity Ownership Information As of the date of this SAI, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

                   Beneficial Equity Ownership in Fund Complex
                      Calendar Year Ended December 31, 2002

--------------------------------------------------------------------------------------

Trustee             Dollar Range of Equity Securities of the Income Funds of the Trust
--------------------------------------------------------------------------------------

                                   High                     Inflation-   Intermediate
                    Diversified   Yield            Income   Protected     Government
                       Bond        Bond   Income    Plus      Bond          Income
                       Fund        Fund    Fund     Fund      Fund           Fund
--------------------------------------------------------------------------------------
                                 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------
Thomas S. Goho           0          0        0        0         0              0
--------------------------------------------------------------------------------------
Peter G. Gordon          0          0        0        0         0              0
--------------------------------------------------------------------------------------
Richard M. Leach         0          0        0        0         0              0
--------------------------------------------------------------------------------------
Timothy J. Penny         0          0        0        0         0              0
--------------------------------------------------------------------------------------
Donald C. Willeke        0          0        0        0         0              0
--------------------------------------------------------------------------------------
                                 INTERESTED TRUSTEES
--------------------------------------------------------------------------------------
Robert C. Brown          0          0        0        0         0              0
--------------------------------------------------------------------------------------
J. Tucker Morse          0          0        0        0         0              0
--------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                          Aggregate Dollar
                                                                                          Range of Equity
                                                                                         Securities of Fund
Trustee             Dollar Range of Equity Securities of the Income Funds of the Trust         Complex
-----------------------------------------------------------------------------------------------------------
                                      Montgomery
                           Limited       Short     Montgomery
                            Term       Duration       Total              Tactical
                         Government   Government     Return     Stable   Maturity
                           Income        Bond         Bond      Income     Bond
                            Fund         Fund         Fund       Fund      Fund
-----------------------------------------------------------------------------------------------------------
                                           INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------
Thomas S. Goho                0           0             0          0         0                    D
-----------------------------------------------------------------------------------------------------------
Peter G. Gordon               0           0             0          0         0                    B
-----------------------------------------------------------------------------------------------------------
Richard M. Leach              0           0             0          0         0                    0
-----------------------------------------------------------------------------------------------------------
Timothy J. Penny              0           0             0          0         0                    B
-----------------------------------------------------------------------------------------------------------
Donald C. Willeke             0           0             0          0         0                    B
-----------------------------------------------------------------------------------------------------------
                                           INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------
Robert C. Brown               0           0             0          0         0                    C
-----------------------------------------------------------------------------------------------------------
J. Tucker Morse               0           0             0          0         0                    D
-----------------------------------------------------------------------------------------------------------

     Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

     Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an "Advisory Agreement," and collectively, the "Advisory Agreements") for the Funds. At each quarterly meeting, the Board reviews the performance information and nature of services provided by the investment adviser and any sub-advisers. At least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser and investment sub-adviser (individually, an "Adviser" and collectively, "Advisers"), a description of the quality and nature of the services provided by the Advisers.

     Before approving an Advisory Agreement with an Adviser, the Board reviewed a detailed profitability analysis of the Adviser based on the fees payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Adviser and affiliates. The Board also analyzed each Fund's contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees, and Rule 12b-1/distribution fees.

     The Board then reviewed statistical information regarding the performance and expenses of the Funds and was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for each Fund, the Board reviewed the performance information for a "Peer Group," a group of funds that was similar to the specific Fund, the relevant Lipper category of funds ("Lipper Group"), and an applicable broad-based index. The Board also reviewed data relating to the risk of each Fund as compared to its total return. This data showed the statistical measurement of the volatility of each Fund's total return throughout a specific time-period. The Board then also reviewed, for each Fund as compared to its Lipper Group and Peer Group, the: (i) combined contractual advisory and administration fees, (ii) net expense ratio, (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees. During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to the Adviser for advisory and other services it provides to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (e.g. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Fund's asset levels.

     The Board then analyzed the Adviser's background and services that it provides to the Funds. The Board discussed the fact that the Adviser has established an investment program for each Fund and supervises and evaluates the sub-adviser. The Board recognized that the Adviser has an expertise in hiring and overseeing the activities of the sub-adviser. The Board also recognized that the primary investment adviser's oversight responsibilities include the monitoring of Fund compliance with federal securities laws and regulations. The Board reviewed the Advisers compliance procedures including the Advisers' internal compliance policies relating to the respective codes of ethics and the Advisers' policies on personal trading, internal compliance procedures relating to the Funds' portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers, and a summary of any communications received from Fund shareholders since the last approval of the Advisory Agreements. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention given to the Funds by such persons. In evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel.

     In addition to the above considerations, the Board also analyzed certain factors relating specifically to each sub-adviser. For example, the Board considered the sub-advisers' investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board also considered soft dollar arrangements and other benefits received by the primary Adviser through its relationship with each sub-adviser (e.g. float income received by the Adviser on sale and redemption amounts, other contractual arrangements, or the general nature of the benefits received by affiliates of the primary Adviser that provide services to the Funds). The Board analyzed the degree to which a sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research. The Board also reviewed the sub-advisers' procedures for selecting brokers to execute portfolio transactions for the Funds. More specifically, the Board reviewed the method by which the sub-advisers select brokers and the factors that the sub-advisers consider prior to selecting a broker to execute portfolio transactions. One such factor was the sub-advisers' consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Funds' portfolios. The Board reviewed the sub-adviser's method for allocating portfolio opportunities among the Funds and other advisory clients.

     Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination was based on the following factors more fully discussed above: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser's background and experience; (iii) an analysis of advisory fees paid by the Funds compared to other similar funds; and
(iv) the level of profits realized by the primary investment adviser from its advisory arrangement with the Funds.

     Investment Adviser. Wells Fargo Funds Management, LLC ("Funds Management") provides investment advisory services for each of the Funds. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

     The Funds operate under three types of advisory arrangements: (i) stand-alone Funds with an investment adviser and sub-adviser; (ii) gateway feeder Funds that invest in a single corresponding master portfolio of Master Trust ("Master Portfolio") and have "dormant" advisory arrangements at the gateway level; and (iii) gateway blended Funds that invest in two or more Master Portfolios and have both active and dormant advisory arrangements at the gateway level.

     As compensation for its advisory services for the following stand-alone Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                       Annual Rate
Stand-Alone Funds                           (as a percentage of net assets)
-----------------------------------------   -------------------------------
High Yield Bond                                          0.60%
Income                                                   0.50%
Income Plus                                              0.60%
Inflation-Protected Bond                                 0.50%
Intermediate Government Income                           0.50%
Limited Term Government Income                           0.50%
Montgomery Short Duration Government Bond                0.50%
Montgomery Total Return Bond                             0.50%

     As described in the second category above, the Stable Income and Tactical Maturity Bond Funds invest 100% of their assets in a single respective Master Portfolio. Because these Funds invest all of their assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder fund level. However, in order to preserve flexibility to allow the Funds to either invest in more than one Master Portfolio or to convert to a stand-alone fund with a direct advisory relationship, the Funds have a "dormant" advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees as long as the gateway feeder Funds invest all (or substantially all) of their assets in one Master Portfolio. In the event that the Funds convert into a gateway blended Fund as described above, Funds Management as adviser would be entitled to receive a fee of 0.25% for asset allocation services. The dormant advisory rate listed below mirrors the advisory fee charged by Funds Management to the Master Portfolio of Master Trust in which the gateway feeder Funds invest.

                             Active       Dormant Asset      Pass-through
Gateway Feeder Fund      Advisory Fees   Allocation Fees*   Advisory Fees**
----------------------   -------------   ----------------   ---------------
Stable Income                0.00%            0.25%              0.50%
Tactical Maturity Bond       0.00%            0.25%              0.50%

----------
* Represents the proposed advisory fee payable to Funds Management as adviser if a Fund converts into a gateway blended Fund.
** Represents the advisory fee payable to Funds Management as adviser to the Master Portfolio. This would be the proposed advisory fee payable to Funds Management as adviser if a Fund converts into a stand-alone fund.

     As described in the third category above, the Diversified Bond Fund invests its assets in two or more Master Portfolios. Funds Management determines the Master Portfolios in which the gateway blended Fund invests and the percentage allocation that such Fund would make to each Master Portfolio. For these asset allocation services, Funds Management is entitled to receive a fee as indicated in the chart below. The Fund also has the dormant advisory arrangement described above with respect to the Stable Income and Tactical Maturity Bond Funds.

                                 Advisory Fees                Master Level
Gateway Blended Fund   (Maximum Asset Allocation Fees)   Dormant Advisory Fees*
--------------------   -------------------------------   ----------------------
Diversified Bond                     0.25%                        0.50%

----------
* Because the gateway blended Fund invests in two or more Master Portfolios with varying advisory fees, the dormant advisory fees are based on a formula that reflects a blended fee rate.

     Advisory fees paid by each Fund are shown in the tables below. As discussed in the "Historical Fund Information" section, all of the Funds, except the High Yield Bond, Inflation-Protected Bond, and Tactical Maturity Bond Funds, were created as part of either the reorganization of the Stagecoach and Norwest Funds or the reorganization of the Montgomery Funds. Therefore, the information below shows the dollar amount of advisory (and other) fees paid to either Funds Management, Wells Fargo Bank or MAM by each Fund or its predecessor portfolio, as applicable, that is considered the surviving entity for accounting purposes.

                                    5/31/03             5/31/02
                              ------------------   ----------------
                               Funds Management    Funds Management
                              ------------------   ----------------
                                Fees       Fees     Fees    Fees
Fund                            Paid      Waived    Paid   Waived
---------------------------   --------   -------    ----   ------
High Yield Bond/1/            $171,276   $67,112     N/A     N/A
Inflation-Protected Bond/2/   $      0   $14,347     N/A     N/A
Tactical Maturity Bond/3/     $      0   $     0    $  0    $  0

----------
/1/  The High Yield Bond Fund commenced operations on November 29, 2002.
/2/  The Inflation-Protected Bond Fund commenced operations on February 28,
     2003.
/1/ The Tactical Maturity Bond Fund commenced operations on November 28, 2001. The Fund did not pay any advisory fees because the Fund invested 100% of its assets in a single Master Portfolio.

                             FORMER STAGECOACH FUNDS

     For the fiscal year-ends indicated below, the Funds listed below paid to Funds Management and/or Wells Fargo Bank, the following advisory fees, and Funds Management and/or Wells Fargo Bank waived the indicated amounts:

                                       05/31/03              05/31/02                05/31/01
                                 -------------------   -------------------   -----------------------
                                   Funds Management      Funds Management    Funds Mgmt./Wells Fargo
                                 -------------------   -------------------   -----------------------
                                   Fees       Fees       Fees       Fees         Fees       Fees
Fund                               Paid      Waived      Paid      Waived        Paid      Waived
------------------------------   --------   --------   --------   --------     --------   --------
Income Plus                      $182,188   $266,202   $ 89,897   $229,193     $102,573   $159,883
Limited Term Government Income   $879,281   $339,247   $717,748   $235,990     $546,023   $224,092

                              FORMER NORWEST FUNDS

     For the fiscal year-ends indicated below, the Funds or the predecessor portfolios to the Funds listed below paid to Funds Management and/or Wells Fargo Bank the following advisory fees and Funds Management and/or Wells Fargo Bank waived the indicated amounts:

                                        05/31/03               05/31/02                 05/31/01
                                 ---------------------   ---------------------   -----------------------
                                    Funds Management        Funds Management     Funds Mgmt./Wells Fargo
                                 ---------------------   ---------------------   -----------------------
                                    Fees        Fees        Fees        Fees         Fees        Fees
Fund                                Paid       Waived       Paid       Waived        Paid       Waived
------------------------------   ----------   --------   ----------   --------    ----------   --------
Diversified Bond                 $  217,903   $694,203   $  262,542   $515,287    $  261,601   $288,978
Income                           $2,141,099   $252,459   $2,786,716   $ 65,443    $2,440,962   $ 77,814
Intermediate Government Income   $2,947,032   $874,299   $2,886,678   $567,640    $2,370,410   $814,435
Stable Income*                   $        0   $      0   $        0   $      0    $        0   $268,530

----------
*    Amounts allocated from the Master Portfolio.

                             FORMER MONTGOMERY FUNDS

     For the fiscal year-ends indicated below, the Funds listed below paid to Funds Management, Wells Capital Management Incorporated. ("Wells Capital Management" or "WCM") or MAM the following investment advisory fees, and Funds Management, WCM or MAM waived the indicated amounts:

                                                   06/30/03               06/30/02             06/30/01
                                            ---------------------   -------------------   -----------------
                                                 Funds Mgmt/
                                                   WCM/MAM*                 MAM                  MAM
                                            ---------------------   -------------------   -----------------
                                              Fees        Fees        Fees        Fees      Fees      Fees
Fund                                          Paid       Waived       Paid       Waived     Paid     Waived
-----------------------------------------   --------   ----------   ----------   ------   --------   ------
Montgomery Short Duration Government Bond   $468,694   $2,336,788   $1,058,200     $0     $515,566     $0
Montgomery Total Return Bond                $      0   $  271,820   $    8,738     $0     $ 62,320     $0

----------
* For the fiscal year ended June 30, 2003, the predecessor portfolios to the Funds paid advisory fees to MAM for the period of July 1, 2002, through January 16, 2003, and to WCM for the period of January 17, 2003, through June 8, 2003. The Funds paid advisory fees to Funds Management for the period of June 9, 2003, through June 30, 2003.

     For the period of January 17, 2003, through June 8, 2003, Wells Capital Management served as the investment adviser to the predecessor portfolios of the Montgomery Short Duration Government Bond Fund and the Montgomery Total Return Bond Fund pursuant to an interim investment management agreement. Under the interim agreement, the contractual investment advisory fees were the same as those under the prior agreement with MAM. The fees were as follows:

----------------------------------------------------------------------------------
Fund                                        Average Daily Net Assets   Annual Rate
----------------------------------------------------------------------------------
Montgomery Short Duration Government Bond      First $500 million          0.50%
                                               Over $500 million           0.40%
----------------------------------------------------------------------------------
Montgomery Total Return Bond                   First $500 million          0.30%
                                               Over $500 million           0.25%
----------------------------------------------------------------------------------

     General. Each Fund's Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     Investment Sub-Advisers. Funds Management has engaged Wells Capital Management, Galliard Capital Management, Inc. ("Galliard"), Peregrine Capital Management, Inc. ("Peregrine") and Sutter Advisors LLC ("Sutter") to serve as investment sub-advisers to the stand-alone Funds of the Trust and the Master Portfolios in which the gateway blended and gateway feeder Funds invest, as listed in the charts below (collectively, the "Sub-Advisers"). Subject to the direction of the Trust's and Master Trust's Boards and the overall supervision and control of Funds Management, the Trust and Master Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Trust's and Master Trust's Boards and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to a sub-adviser.

     Funds Management has engaged Sutter as investment sub-adviser for the High Yield Bond Fund and Wells Capital Management as investment sub-adviser for the remaining stand-alone Funds of the Trust listed below. For providing sub-advisory services, Sutter and Wells Capital Management are entitled to receive fees as described below.

-------------------------------------------------------------
Fund                                        Sub-Advisory Fees
-------------------------------------------------------------
High Yield Bond                                 0-50M    0.50%
                                              50-100M    0.40%
                                                >100M    0.30%
-------------------------------------------------------------
Income                                         0-400M    0.15%
                                             400-800M   0.125%
                                                >800M    0.10%
-------------------------------------------------------------
Income Plus                                    0-400M    0.20%
                                             400-800M   0.175%
                                                >800M    0.15%
-------------------------------------------------------------
Inflation-Protected Bond                       0-400M    0.15%
                                             400-800M   0.125%
                                                >800M    0.10%
-------------------------------------------------------------
Intermediate Government Income                 0-400M    0.15%
                                             400-800M   0.125%
                                                >800M    0.10%
-------------------------------------------------------------
Limited Term Government Income                 0-400M    0.15%
                                             400-800M   0.125%
                                                >800M    0.10%
-------------------------------------------------------------
Montgomery Short Duration Government Bond      0-400M    0.15%
                                             400-800M   0.125%
                                                >800M    0.10%
-------------------------------------------------------------
Montgomery Total Return Bond                   0-400M    0.15%
                                             400-800M   0.125%
                                                >800M    0.10%
-------------------------------------------------------------

     Funds Management has engaged Peregrine and Galliard to serve as investment sub-advisers to the Master Portfolios in which the Diversified Bond, Stable Income and Tactical Maturity Bond Funds invest, as listed in the chart below.

-------------------------------------------------------------------------------------------
Fund                            Master Portfolio            Sub-Adviser   Sub-Advisory Fees
-------------------------------------------------------------------------------------------
                         Managed Fixed Income Portfolio*     Galliard        0-500M   0.10%
                                                                          500-1500M   0.05%
                                                                             >1500M   0.03%
                         ------------------------------------------------------------------
Diversified Bond         Strategic Value Bond Portfolio*     Galliard        0-500M   0.10%
                                                                          500-1500M   0.05%
                                                                             >1500M   0.03%
                         ------------------------------------------------------------------
                         Tactical Maturity Bond Portfolio    Peregrine        0-10M   0.40%
                                                                             10-25M   0.30%
                                                                            25-300M   0.20%
                                                                              >300M   0.10%
-------------------------------------------------------------------------------------------
Stable Income            Stable Income Portfolio*            Galliard        0-500M   0.10%
                                                                          500-1500M   0.05%
                                                                             >1500M   0.03%
-------------------------------------------------------------------------------------------
Tactical Maturity Bond   Tactical Maturity Bond Portfolio    Peregrine        0-10M   0.40%
                                                                              0-25M   0.30%
                                                                            25-300M   0.20%
                                                                              >300M   0.10%
-------------------------------------------------------------------------------------------

* Assets of the Managed Fixed Income Portfolio, Stable Income Fund/Portfolio and Strategic Value Bond Portfolio are combined for purposes of determining the appropriate sub-advisory fee payable to Galliard for such Funds, and the breakpoints set forth above are based on the combined assets of such Funds.

     As previously discussed, the Diversified Bond, Stable Income and Tactical Maturity Bond Funds are gateway Funds. Similar to the "dormant" investment advisory arrangement with Funds Management, each Fund has a dormant sub-advisory arrangement with some or all of the sub-advisers that sub-advise

----------
the Master Portfolios in which the Funds invest. Under such an arrangement, a sub-adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more Master Portfolios. In the event that a gateway Fund redeems its assets from a Master Portfolio and invests them directly using the sub-adviser, the sub-adviser would be entitled to receive a sub-advisory fee at the same rate the sub-adviser received from the Master Portfolio for investing the portion of the gateway Fund's assets formerly invested in the Master Portfolio. The sub-adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services. The dormant sub-advisory fees that would be charged to the Diversified Bond, Stable Income and Tactical Maturity Bond Funds are identical to the sub-advisory fees currently charged to the Master Portfolios in which each Fund invests, which are listed in the chart above.

     Administrator

     The Trust has retained Funds Management (the "Administrator") as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee of 0.33% of the average daily net assets of a Fund's Class A, Class B or Class C shares; 0.25% of the average daily net assets of a Fund's Institutional Class shares; and 0.15% of the average daily net assets of a Fund's Select Class shares.

     Administration fees paid by each Fund are shown in the tables below. As discussed in the "Historical Fund Information" section, all of the Funds, except the High Yield Bond, Inflation-Protected Bond and Tactical Maturity Bond Funds, were created as part of the reorganizations of the Stagecoach, Norwest or Montgomery funds. Therefore, the information below shows the dollar amount of administration fees paid by each Fund or its predecessor portfolio, as applicable, that is considered the surviving entity for accounting purposes

     For the fiscal year-ends indicated below, the Funds listed paid the following amounts to Funds Management for administration services.

-----------------------------------------------------------------
                                  5/31/2003         5/31/2002
                              -----------------------------------
Fund                          Funds Management   Funds Management
-----------------------------------------------------------------
High Yield Bond/1/                 $30,985             N/A
-----------------------------------------------------------------
Inflation-Protected Bond/2/        $     0             N/A
-----------------------------------------------------------------
Tactical Maturity Bond/3/          $     0            $  0
-----------------------------------------------------------------

----------
/1/  The High Yield Bond Fund commenced operations on November 29, 2002.
/2/  The Inflation-Protected Bond Fund commenced operations on February 28,
     2003.
/3/  The Tactical Maturity Bond Fund commenced operations on November 28, 2001.

Former Stagecoach Funds. For the fiscal year-ends indicated below, the Funds listed below paid the following amounts to Funds Management and/or Wells Fargo Bank for administration services.

-------------------------------------------------------------------------
                                   05/31/03      05/31/02      05/31/01
                                 ----------------------------------------
                                                             Funds Mgmt./
Fund                             Funds Mgmt.   Funds Mgmt.   Wells Fargo
-------------------------------------------------------------------------
Income Plus                        $ 92,842      $ 79,775      $ 65,614
-------------------------------------------------------------------------
Limited Term Government Income     $302,206      $290,525      $232,422
-------------------------------------------------------------------------

Former Norwest Funds. For the fiscal year-ends indicated below, the following Funds paid the following amounts to Funds Management and/or Wells Fargo Bank for administration services.

-------------------------------------------------------------------------
                                   05/31/03      05/31/02      05/31/01
                                 ----------------------------------------
                                                             Funds Mgmt./
Fund                             Funds Mgmt.   Funds Mgmt.   Wells Fargo
-------------------------------------------------------------------------
Diversified Bond                   $696,129     $  466,697     $330,347
-------------------------------------------------------------------------
Income                             $607,587     $  864,155     $759,865
-------------------------------------------------------------------------
Intermediate Government Income     $952,783     $1,055,362     $962,413
-------------------------------------------------------------------------
Stable Income                      $      0     $   15,992     $297,287
-------------------------------------------------------------------------

Former Montgomery Funds. For the fiscal year-ends indicated below, the Funds listed below and their predecessor portfolios paid the following amounts to Funds Management and/or MAM for administration services. Prior to June 9, 2003, MAM served as administrator to the predecessor portfolios of these Funds.

---------------------------------------------------------------------------------
                                                06/30/03      06/30/02   06/30/01
                                            -------------------------------------
Fund                                        Funds Mgmt./MAM      MAM       MAM
---------------------------------------------------------------------------------
Montgomery Short Duration Government Bond       $280,553      $183,626   $105,959
---------------------------------------------------------------------------------
Montgomery Total Return Bond                    $      0      $ 75,793   $ 14,905
---------------------------------------------------------------------------------

     Distributor

     Stephens Inc. ("Stephens," or the "Distributor"), located at 111 Center Street, Little Rock, Arkansas 72201, serves as distributor for the Funds. The Funds have adopted a distribution plan (the "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay Stephens, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

     The actual fee payable to the Distributor by the above-indicated classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     The table below shows the distribution related expenses paid to Stephens by the Funds for the fiscal year ended May 31, 2003, except for the Montgomery Short Duration Government Bond and the Montgomery Total Return Bond Funds.

---------------------------------------------------------------------------------------------------------
                          Distribution Fees Paid, Fiscal Year Ended May 31, 2003
---------------------------------------------------------------------------------------------------------
                                                          Printing/     Comp. to     Comp. to
          Fund/Class               Total    Advertising    Mailing    Underwriters   Br./Dlrs.    Other*
---------------------------------------------------------------------------------------------------------
High Yield Bond
   Class B                       $ 10,984        $0           $0        $      0      $     0    $ 10,984
   Class C                       $ 10,675        $0           $0        $ 10,505      $   170         N/A
---------------------------------------------------------------------------------------------------------
Income
   Class B                       $138,500        $0           $0        $      0      $     0    $138,500
---------------------------------------------------------------------------------------------------------
Income Plus
   Class B                       $344,820        $0           $0        $      0      $     0    $344,820
   Class C                       $ 64,313        $0           $0        $ 32,909      $31,404         N/A
---------------------------------------------------------------------------------------------------------
Inflation-Protected Bond
   Class B                       $  5,575        $0           $0        $      0      $     0    $  5,575
   Class C                       $  3,448        $0           $0        $  3,448      $     0         N/A
---------------------------------------------------------------------------------------------------------
Intermediate Government Income
   Class B                       $579,102        $0           $0        $      0      $     0    $579,102
   Class C                       $194,788        $0           $0        $106,917      $87,871         N/A
---------------------------------------------------------------------------------------------------------
Limited Term Government Income
   Class B                       $246,858        $0           $0        $      0      $     0    $246,858
---------------------------------------------------------------------------------------------------------
Stable Income
   Class B                       $271,079        $0           $0        $      0      $     0    $271,079
---------------------------------------------------------------------------------------------------------

* Stephens has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, Stephens has assigned certain amounts that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments.

     The most recent fiscal year-end for the Montgomery Short Duration Government Bond Fund and the Montgomery Total Return Bond Fund was June 30, 2003. For the period of June 9, 2003, through June 30, 2003, Stephens served as distributor to the Funds. Prior to June 9, 2003, Funds Distributor, Inc. served as the distributor to the predecessor portfolios of these Funds. The table below shows the distribution-related expenses paid by these two Funds in Fiscal Year 2003.

--------------------------------------------------------------------------
          Distribution Fees Paid, Fiscal Year Ended June 30, 2003
--------------------------------------------------------------------------
                   Fund                                  Amount
--------------------------------------------------------------------------
Montgomery Short Duration Government Bond               $103,492
--------------------------------------------------------------------------
Montgomery Total Return Bond                            $ 13,807
--------------------------------------------------------------------------

     Prior to June 9, 2003, the predecessor portfolios to the above two Funds used their 12b-1 Plan expenses to compensate broker-dealers who sold the Funds. None of the 12b-1 Plan expenses were used towards advertising, printing/mailing of prospectuses to other than current shareholders of the Funds, compensation to underwriters, compensation to sales personnel, interest, carrying or other financing charges.

     General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) of the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Trustees have concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor or their affiliates in connection with the sale of Fund shares.

     Shareholder Servicing Agent

     The Funds offering Class A, Class B or Class C shares have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing Investor Services, a Servicing Agent is entitled to an annual fee from the applicable Fund of 0.25% of the average daily net assets of the Class A, Class B or Class C shares and from the Montgomery Total Return Bond Fund of 0.15% of the average daily net assets of the Institutional Class shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees, and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Shareholder Servicing Plan.

     Custodian

     Wells Fargo Bank MN, located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as the custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank MN is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund, except the Diversified Bond, Stable Income and Tactical Maturity Bond Funds. The Diversified Bond, Stable Income and Tactical Maturity Bond Funds, as gateway Funds, are not charged a custody fee at the gateway level.

     Fund Accountant

     Effective the first quarter of 2003, PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For its services as fund accountant, PFPC is entitled to receive an annual asset based Fund Complex fee, as listed in the chart below:

----------------------------------------------
Average Fund Complex
  Daily Net Assets     Annual Asset Based Fees
----------------------------------------------
   $0-85 billion               0.0057%
----------------------------------------------
   >$85 billion                0.0025%
----------------------------------------------

Each Fund's share of the annual asset based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). PFPC also will be entitled to receive an annual fee of $20,000 from each gateway Fund and stand-alone Fund. Finally, PFPC will be entitled to receive certain out-of-pocket costs.

     Prior to PFPC, Forum Accounting Services, LLC ("Forum Accounting") served as fund accountant for the Funds, except the Montgomery Short Duration Government Bond Fund and the Montgomery Total Return Bond Fund. For its services as fund accountant, Forum Accounting received a monthly base fee per Fund ranging from $2,000 for gateway funds up to $5,833 for Funds with significant holdings in asset-backed securities. In addition, each Fund paid a monthly fee of $1,000 for each additional class beyond the first, and Forum Accounting was also entitled to receive a fee equal to 0.0025% of the average daily net assets of each Fund (excluding the net assets invested in master portfolios of Master Trust which paid Forum Accounting a similar fee).

     Transfer and Dividend Disbursing Agent

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

     Underwriting Commissions

     Stephens serves as the principal underwriter distributing securities of the Funds on a continuous basis. For the Funds' past three fiscal years, the aggregate dollar amount of underwriting commissions paid to and retained by Stephens were as follows:

---------------------------------------------------------------
     Year Ended           Year Ended             Year Ended
      05/31/03*             05/31/02              05/31/01
---------------------------------------------------------------
  Paid     Retained     Paid     Retained     Paid     Retained
---------------------------------------------------------------
$841,466    $89,747   $560,946    $69,537   $415,716    $44,609
---------------------------------------------------------------

* Includes commissions paid by the Montgomery Short Duration Government Bond and Montgomery Total Return Bond Funds for the period of June 9, 2003, through June 30, 2003.

     Funds Distributor served as the principal underwriter for the predecessor portfolios of the Montgomery Short Duration Government Bond Fund and the Montgomery Total Return Bond Fund. These predecessor portfolios did not pay any underwriting commissions during their past three fiscal years.

     Code of Ethics

     The Fund Complex, the Adviser and the Sub-Advisers each has adopted a code of ethics, which contains policies on personal securities transactions by "access persons." These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, Adviser and Sub-Advisers are on public file with, and available from, the SEC.

                            PERFORMANCE CALCULATIONS

     The High Yield Bond and Inflation-Protected Bond Funds have been in operation for less than one calendar year, and therefore their performance information is not shown.

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or class of shares in a Fund may be useful in reviewing the performance of such Fund or class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds. Annual and Semi-Annual Reports for the Funds may contain additional performance information, and are available free of charge upon request.

     Average Annual Total Return

     The Funds may advertise certain total return information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ERV. Average annual total return information for the Funds, except the Montgomery Short Duration Government Bond Fund and the Montgomery Total Return Bond Fund, for the fiscal year ended May 31, 2003, is incorporated by reference to the Funds' Annual Report. Average annual total return information for the Montgomery Short Duration Government Bond Fund and the Montgomery Total Return Bond Fund for the fiscal year ended June 30, 2003, is incorporated by reference to the Annual Report for these two Funds.

     Average Annual Total Return (After Taxes on Distributions). As and to the extent required by the SEC, a Fund's average annual total returns (after taxes on distributions) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions but without redemption of Fund shares ("ATV//D//") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula:
P(1+T)/n/=ATV//D//.

     Average Annual Total Return (After Taxes on Distributions and Redemption). As and to the extent required by the SEC, a Fund's average annual total returns (after taxes on distributions and redemption) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions and redemption of Fund shares ("ATV//DR//"), of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ATV//DR//.

     All of the average annual total return information along with the before-tax average annual total returns for an appropriate broad-based index for the calendar year ended December 31, 2002, is presented in the Prospectuses.

     Yield Calculations

     The Funds may, from time to time, include their yields and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                          YIELD = 2[(a - b + 1)/6/ - 1]
                                     ------
                                       cd

     where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares of each class outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share of each class of shares on the last day of the period.

     Effective Yield

     Effective yields for the Funds are based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular thirty-day period, less a pro rata shares of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/30, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compuonding pursuant to the following formula:

        Effective Thirty-Day Yield = [(Base Period Return + 1)/365/30/]-1

           30-Day Yields for the Period Ended May 31,2003/1,2/

-------------------------------------------------------------------------
                  Fund                    Thirty-day Yield (After Waiver)
-------------------------------------------------------------------------
Diversified Bond*
   Institutional Class                                 2.55%
-------------------------------------------------------------------------
High Yield
   Class A                                             7.65%
   Class B                                             6.85%
   Class C                                             6.84%
-------------------------------------------------------------------------
Income
   Class A                                             4.66%
   Class B                                             3.89%
   Institutional Class                                 4.93%
-------------------------------------------------------------------------
Income Plus*
   Class A                                             3.95%
   Class B                                             3.39%
   Class C                                             3.36%
-------------------------------------------------------------------------
Inflation-Protected Bond
   Class A                                             9.02%
   Class B                                             8.23%
   Class C                                             8.23%
   Institutional Class                                 9.30%
-------------------------------------------------------------------------
Intermediate Government Income *
   Class A                                             2.07%
   Class B                                             1.43%
   Class C                                             1.42%
   Institutional Class                                 2.42%
-------------------------------------------------------------------------
Limited Term Government Income
   Class A                                             2.78%
   Class B                                             2.02%
   Institutional Class                                 3.11%
-------------------------------------------------------------------------
Montgomery Short Duration Government/2/
   Class A                                             2.61%
   Class B                                             1.82%
   Class C                                             1.80%
   Institutional Class                                 2.99%
=========================================================================
Montgomery Total Return Bond/2/
   Class A                                             3.40%
   Class B                                             2.66%
   Class C                                             2.69%
   Institutional Class                                 3.89%
   Select Class                                        3.91%
-------------------------------------------------------------------------
Stable Income*
   Class A                                             1.73%
   Class B                                             1.01%
   Institutional Class                                 2.00%
-------------------------------------------------------------------------
Tactical Maturity Bond *
   Institutional                                       1.98%
-------------------------------------------------------------------------

----------
/1/ The amounts shown above reflect all front-end sales charges and any applicable contingent deferred sales charge ("CDSC"). "After Waiver" figures reflect any waived fees or reimbursed expenses throughout the period.
/2/ The 30-Day Yields shown for the Montgomery Short Duration Government Bond and Montgomery Total Return Bond Funds are for the period ended June 30, 2003.
*    For these monthly accruing Funds, the 30-day SEC Yield is provided.

     The yields for each class of shares will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a Fund or to a particular class of a Fund.

     In addition, investors should recognize that changes in the net asset values of shares of each class of a Fund will affect the yield of the respective class of shares for any specified period, and such changes should be considered together with such class's yield in ascertaining such class's total return to shareholders for the period. Yield information for each class of shares may be useful in reviewing the performance of the class of shares and for providing a basis for comparison with investment alternatives. The yield of each class of shares, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     From time to time and only to the extent the comparison is appropriate for a Fund or a class of shares, the Trust may quote the performance or price-earnings ratio of a Fund or a class of the Fund in advertising and other types of literature as compared to the performance of managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities, or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a class of shares with that of competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker-dealer. General mutual fund statistics provided by the Investment Company Institute also may be used.

     The Trust also may use the following information in advertisements and other types of literature, only to the extent that the information is appropriate for each class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in each class of shares of a Fund; (ii) other government statistics; (iii) the effect of tax-deferred compounding on the investment returns of each class of shares of a Fund or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in each class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of each class of shares of a Fund with respect to the particular industry or sector.

     In addition, the Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as S&P. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare the performance of each class of shares of a Fund with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare each class's past performance with other rated investments.

     From time to time, a Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as Shareholder Servicing Agent for the Trust, provide various services to its customers that are also shareholders of the Funds. These services may include access to the Trust's account information through Automated Teller Machines
(ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Wells Fargo Funds Trust account statements."

     The Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust's investment adviser and the total amount of assets and mutual fund assets managed by Funds Management. As of June 30, 2003, Funds Management and its affiliates provided advisory services for over $183 billion in mutual fund assets.

     The Trust may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an online application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature also may disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Trust may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

     NAV per share for each class of the Funds is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds' shares.

     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest bid quotations. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on The Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund may be required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or the latest bid price but before a Fund calculates its NAV that materially affects the value of the security.

     Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Future contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Fund received before such Fund's NAV calculation time generally are processed at such time on that Business Day. Purchase Orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Funds may be earlier then their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment, please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

The dealer reallowance for purchases of Class A shares of each Fund, except the Stable Income and the Montgomery Short Duration Government Bond Funds, is as follows:

---------------------------------------------------------------------------
                         Front-End Sales   Front-End Sales       Dealer
                            Charge as %      Charge as %       Allowance
        Amount               of Public      of Net Amount    as % of Public
      of Purchase         Offering Price      Invested       Offering Price
---------------------------------------------------------------------------
Less than     $ 50,000        4.50%             4.71%            4.00%
---------------------------------------------------------------------------
$   50,000 to $ 99,999        4.00%             4.17%            3.50%
---------------------------------------------------------------------------
$  100,000 to $249,999        3.50%             3.63%            3.00%
---------------------------------------------------------------------------
$  250,000 to $499,999        2.50%             2.56%            2.25%
---------------------------------------------------------------------------
$  500,000 to $999,999        2.00%             2.04%            1.75%
---------------------------------------------------------------------------
$1,000,000 and over/1/        0.00%             0.00%            1.00%
---------------------------------------------------------------------------

/1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if the shares are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004, is applied to the lower of the NAV of the shares on the date of original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

The dealer reallowance for purchases of Class A shares of the Stable Income Fund is as follows:

---------------------------------------------------------------------------
                         Front-End Sales   Front-End Sales       Dealer
                            Charge as %      Charge as %       Allowance
        Amount               of Public      of Net Amount    as % of Public
      of Purchase         Offering Price      Invested       Offering Price
---------------------------------------------------------------------------
Less than     $ 50,000        2.00%             2.04%            1.75%
---------------------------------------------------------------------------
$   50,000 to $ 99,999        1.50%             1.52%            1.25%
---------------------------------------------------------------------------
$  100,000 to $249,999        1.00%             1.01%            0.85%
---------------------------------------------------------------------------
$  250,000 to $499,999        0.75%             0.76%            0.70%
---------------------------------------------------------------------------
$  500,000 to $999,999        0.50%             0.50%            0.50%
---------------------------------------------------------------------------
$1,000,000 and over/1/        0.00%             0.00%            0.50%
---------------------------------------------------------------------------

/1/ We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if the shares are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Fund's approval. The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004, is applied to the lower of the NAV of the shares on the date of original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

The dealer reallowance for purchases of Class A shares of the Montgomery Short Duration Government Bond Fund is as follows:

---------------------------------------------------------------------------
                         Front-End Sales   Front-End Sales        Dealer
                            Charge as %      Charge as %        Allowance
        Amount               of Public      of Net Amount     as % of Public
      of Purchase         Offering Price      Invested        Offering Price
---------------------------------------------------------------------------
Less than     $ 50,000        3.00%             3.09%             2.50%
---------------------------------------------------------------------------
$   50,000 to $ 99,999        2.50%             2.56%             2.00%
---------------------------------------------------------------------------
$  100,000 to $249,999        2.00%             2.04%             1.75%
---------------------------------------------------------------------------
$  250,000 to $499,999        1.50%             1.52%             1.25%
---------------------------------------------------------------------------
$  500,000 to $999,999        1.00%             1.01%             0.75%
---------------------------------------------------------------------------
$1,000,000 and over/1/        0.00%             0.00%             0.50%
---------------------------------------------------------------------------

/1/ We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if the shares are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Fund's approval. The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004, is applied to the lower of the NAV of the shares on the date of original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     Purchases and Redemptions for Existing Wells Fargo Funds Account Holders via the Internet. All existing shareholders who purchased their shares directly from Wells Fargo Funds may purchase additional shares of the class of Funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients; shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargofunds.com for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that invests in a Wells Fargo income fund may purchase Class A shares of such fund at NAV.

     Reduced Sales Charges for Employees of the Transfer Agent. Employees of BFDS, transfer agent for the Trust, may purchase Class A shares at NAV.

     Reduced Sales Charges for Former Norwest Advantage Fund Class B Shareholders. No CDSC is imposed on redemptions of Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or
Section 403(b) custodial account or from a qualified retirement plan.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Funds' Sub-Advisers are responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission, if any. While Sub-Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board.

     In placing orders for portfolio securities of a Fund, the Sub-Advisers are required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Advisers will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the Sub-Advisers' trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The Sub-Advisers may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by a Sub-Adviser under the advisory contracts, and the expenses of a Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also may result in adverse tax consequences to a Fund's shareholders. Portfolio turnover rate is not a limiting factor when Funds Management deems portfolio changes appropriate.

     The investment process for the Montgomery Short Duration Government Bond Fund and the Montgomery Total Return Bond Fund, may at times, result in a higher-than-average portfolio turnover rate and increased trading expenses, and may generate short-term capital gains. The portfolio turnover rate for the Montgomery Total Return Bond Fund varied significantly over its past two fiscal years and the portfolio turnover rate for both of the Funds was higher-than-average over the past fiscal year due in large part to the Funds' trading of relative value securities and holding of temporary Treasury positions. Historically, higher turnover within the Funds has often resulted in higher risk-adjusted returns, with minimal trading transaction costs.

     Brokerage Commissions. For the last two fiscal years the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions.

--------------------------------------------------
                        Brokerage Commissions Paid
                        --------------------------
         Fund             05/31/2003   5/31/2002
--------------------------------------------------
Diversified Bond Fund       $ 3,680     $ 2,336
--------------------------------------------------
Income Plus Fund            $13,633     $ 1,229
--------------------------------------------------
Stable Income Fund          $19,765     $26,436
--------------------------------------------------

     For the fiscal year ended May 31, 2001, the Funds paid $3,525.00 in aggregate brokerage commissions. No commissions were paid to affiliated brokers. For the past three fiscal years ended June 30, the Montgomery Short Duration Government Bond Fund and the Montgomery Total Return Bond Fund and their predecessor portfolios paid no brokerage commissions on brokerage transactions.

     Directed Brokerage Transactions. For the fiscal year ended May 31, 2003, the Funds listed below directed brokerage transactions to a broker for research-related services provided, and paid commissions on such transactions, as shown in the table below. No commissions were paid to affiliated brokers.

----------------------------------------------------------
                        Directed Brokerage   Total Amt. Of
         Fund            Commissions Paid     Transactions
----------------------------------------------------------
Diversified Bond Fund         $ 3,680         $18,275,966
----------------------------------------------------------
Stable Income Fund            $19,765         $98,151,451
----------------------------------------------------------

     For the fiscal year ended June 30, 2003, the Montgomery Short Duration Government Bond Fund and the Montgomery Total Return Bond Fund and their predecessor portfolios did not direct brokerage transactions to a broker for research-related services.

     Securities of Regular Broker-Dealers. As of May 31, 2002, the most recent fiscal year-end for the Funds except the Montgomery Short Duration Government Bond and the Montgomery Total Return Bond Funds whose most recent fiscal year-end was June 30, 2003, the following Funds held securities of their regular broker-dealers, as shown below:

-----------------------------------------------------------------------
                                                          Share Value
              Fund                   Broker/Dealer      (000's omitted)
-----------------------------------------------------------------------
High Yield Bond                   Goldman Sachs             $3,720
                                  JP Morgan Chase            8,010
-----------------------------------------------------------------------
Income                            Lehman Brothers           $2,282
                                  JP Morgan Chase            4,698
                                  Goldman Sachs              1,885
                                  Merrill Lynch                946
                                  Bear Stearns               4,075
                                  CS First Boston            1,742
                                  Smith Barney               2,070
                                  GMAC                       1,285
                                  Wachovia                   4,079
                                  Charles Schwab             1,176
                                  Jefferies                    655
                                  Prudential Funding         3,467
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Income Plus                       Goldman Sachs             $  237
                                  Bear Stearns                 660
                                  Lehman Brothers              135
                                  JP Morgan Chase              241
                                  CS First Boston              169
                                  Smith Barney                 364
                                  GMAC                         149
                                  Wachovia                     561
                                  Jefferies                     72
                                  First Union                  188
-----------------------------------------------------------------------
Inflation-Protected Bond          Bear Stearns              $   43
                                  CS First Boston               39
                                  First Union                   24
                                  GMAC                          36
                                  Lehman Brothers               35
                                  Smith Barney                  39
                                  Wachovia Securities           64
-----------------------------------------------------------------------
Intermediate Term Government      Bear Stearns              $3,298
Income                            CS First Boston            1,859
                                  GMAC                       2,242
                                  Lehman Brothers            1,494
                                  Smith Barney               3,075
                                  Wachovia Securities        2,171
                                  First Union                2,746
-----------------------------------------------------------------------
Limited Term Government Income    Bear Stearns              $1,070
                                  CS First Boston              604
                                  First Union                  915
                                  GMAC                         747
                                  Lehman Brothers              481
                                  Smith Barney                 998
                                  Wachovia Securities          704
-----------------------------------------------------------------------
Montgomery Short Duration         JP Morgan Chase           $1,925
Government Bond
-----------------------------------------------------------------------
Montgomery Total Return Bond      Bank of America           $  427
                                  Wachovia Securities          459
                                  Bear Stearns               1,131
                                  First Union                1,482
                                  Goldman Sachs                394
                                  JP Morgan Chase              646
                                  Morgan Stanley               351
-----------------------------------------------------------------------

                                  FUND EXPENSES

     From time to time, Funds Management may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing a prospectus (except the expense of printing and mailing a prospectus used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Trustees deem equitable.

                                      TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income taxes. It is based on the Internal Revenue Code (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters. A shareholder's tax treatment may vary depending upon his or her particular situation. Except as otherwise noted, a shareholder may be subject to special rules not discussed below if he or she is a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a holder of Fund shares through a tax-advantaged account, such as a 401(k) Plan Account or an Individual Retirement Account ("IRA"); a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Fund shares as a capital asset or a shareholder subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular tax consequences to them of an investment in a Fund, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

     General. The Trust intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the

Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains and expenses for federal income tax purposes.

     In order to qualify as a regulated investment company under the Code, each Fund must, among other things, (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) attributable to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the fair market value of its assets consists of (A) cash, government securities and securities of other regulated investment companies, and (B) securities (other than those described in clause (A) limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets consists of the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers that the Fund controls and are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its (a) "investment company taxable income," which generally includes its ordinary income and net short-term capital gain, and (b) net tax-exempt income earned in each taxable year. As long as a Fund distributes all of its investment company taxable income and net capital gain to its shareholders, it generally will not be subject to federal income taxation on such income and gain. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and the shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that the Funds will not be subject to federal income taxation.

     A Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carryover is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

     Equalization Accounting. Under the Code, the Funds may use the so-called "equalization accounting method" to allocate a portion of their "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of the method may be subject to IRS scrutiny.

     Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it does not meet certain minimum distribution requirements with respect to such income and gains by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Funds will not be subject to the excise tax.

     Investment through Master Portfolios. Some of the Funds seek to qualify as regulated investment companies by investing their assets through one or more master portfolios. Each master will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or a disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio's assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the master portfolio.

     Taxation of Fund/Master Portfolio Investments. In general, if a Fund or master portfolio ("Fund/Master") realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund/Master has held the disposed securities for more than one year at the time of disposition.

     If a Fund/Master purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund/Master may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund/Master will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund/Master at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund/Master held the debt obligation.

     If an option granted by a Fund/Master lapses or is terminated through a closing transaction, such as a repurchase by the Fund/Master of the option from its holder, the Fund/Master will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund/Master in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund/Master pursuant to the exercise of a call option granted by it, the Fund/Master will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund/Master pursuant to the exercise of a put option written by it, the Fund/Master will subtract the premium received from its cost basis in the securities purchased.

     Under Section 1256 of the Code, a Fund/Master will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts, certain foreign currency contracts, and non-equity, listed options but generally exclude securities futures (as defined in Section 3(a)(55)(A) of the Securities Act of 1934). In this regard, Section 1256 contracts will be deemed to have been sold at market value at the end of each taxable year. Under Section 1256 of the Code, 60% of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the "60%/40%" rule.

     Foreign exchange gains and losses realized by a Fund/Master in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund/Master's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund/Master's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund (or corresponding Fund in the case of a master portfolio's investments) to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or shareholders in future years.

     Offsetting positions held by a Fund/Master involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code, which in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund/Master is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund/Master may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund/Master may differ. Generally, to the extent the straddle rules apply to positions established by a Fund/Master, losses realized by the Fund/Master may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If a Fund/Master enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund/Master must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when a Fund/Master enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations.

     The amount of long-term capital gain a Fund/Master may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain the Fund/Master would have had if the Fund/Master owned a direct interest in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     If a Fund/Master acquires any equity interest (under proposed Treasury Regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies," or "PFICs"), the Fund (or corresponding Fund in the case of a master portfolio's investments) could be subject to federal income tax and IRS interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund cannot pass through to its shareholders any credit or deduction for such taxes and interest charges. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. A Fund/Master may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

     Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund/Master intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund (or corresponding Fund in the case of a master portfolio's investments) as a regulated investment company might be jeopardized. Each Fund/Master intends to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund/Master will be able to engage in swap agreements.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund/Master may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although each Fund/Master seek to avoid significant non-cash income, such non-cash income could be recognized by a Fund/Master, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund/Master could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

     Taxation of Distributions. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. Only amounts paid out of earnings and profits qualify as taxable distributions. Accordingly, if during a taxable year a Fund's declared distributions exceed the Fund's earnings and profits (as determined at the end of the year), only that portion of the Fund's distributions during the year which equal the year's earnings and profits will be deemed to have constituted taxable distributions. Distributions in excess of earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain.

     Distributions that are designated by a Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares.

Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states grant tax-free status to distributions to individual shareholders attributable to a Fund's interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax -free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption or otherwise, or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares, and long-term capital gain or loss if he or she has held such Fund shares for greater than one year at the time of the sale or exchange.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

     If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

     Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

     Federal Income Tax Rates . As of the printing of this SAI, under recently enacted tax legislation, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

     Such recently enacted tax legislation also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" of 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations on or after January 1,

2003, as long as certain holding period requirements are met. If 95% or more of a Fund's gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend.

     The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2004.

     Backup Withholding. A Fund may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.

     Tax-Deferred Plans. The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

     Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days (91 days in the case of certain dividends on preferred stock) during the 90 day (180 day) period beginning 45 days (90 days) prior to the date upon which the Fund becomes entitled to such dividend income.

     Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation (each, a "foreign shareholder") generally will be subject to federal income tax withholding (at a rate of 30% or, if an income tax treaty applies, at the lower treaty rate, if any). This tax generally is not refundable. Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the foreign shareholder, in which case the reporting and withholding requirements applicable to U.S. persons generally will apply. Special rules apply to foreign partnerships. In general, foreign shareholders are not subject to federal income tax, including withholding tax, on gain realized on the disposition of Fund shares and capital gain distributions.

                      PROXY VOTING POLICIES AND PROCEDURES

     Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the "Trusts") and Wells Fargo Funds Management, LLC ("Funds Management") have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

     The Procedures set forth Funds Management's general position on various proposals, such as:

     . Routine Items - Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

     . Corporate Governance - Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

     . Anti-Takeover Matters - Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

     . Mergers/Acquisitions and Corporate Restructurings - Funds Management's Proxy Committee will examine these items on a case-by-case basis.

     . Shareholder Rights - Funds Management will generally vote against proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds' voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust's Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by the companies/subsidiaries within the Wells Fargo & Company organization.

     In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

     Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available annually, beginning no later than August 31, 2004, through the Funds' website at WellsFargoFunds.com and on the Commission's website at http://www.sec.gov.

                                  CAPITAL STOCK

     The Funds are eleven of the Funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's Funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust's Funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares. Shareholders bear their pro rata portion of the Fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below, as of September 10, 2003, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities as a whole. The term "N/A" is used where a shareholder holds 5% or more of a Class, but less than 5% of a Fund as a whole.

                      5% OWNERSHIP AS OF SEPTEMBER 10, 2003

                                                Name and                  Type of    Percentage
             Fund                               Address                  Ownership    of Class
------------------------------   -------------------------------------   ---------   ----------
Diversified Bond
   Institutional Class           Wells Fargo Bank MN NA FBO                Record       8.18%
                                 Acct #2100014356-4
                                 Diversified Bond Fund I
                                 Attn: Mutual Fund OPS
                                 P.O. Box 1533

                                 Minneapolis, MN 55480-1533                Record      37.83%
                                 Wells Fargo Bank MN NA FBO
                                 Acct #2100014357-7
                                 Diversified Bond Fund I
                                 Attn: Mutual Funds OPS
                                 P.O. Box 1533
                                 Minneapolis, MN 55480-1533

                                 Wells Fargo Bank MN NA FBO                Record      52.48%
                                 Acct #2100014358-0
                                 Diversified Bond Fund I
                                 Attn: Mutual Funds OPS
                                 P.O. Box 1533
                                 Minneapolis, MN 55480-1533

High Yield Bond
   Class A                       Wells Fargo Bank MN NA FBP                Record      45.80%
                                 Acct#2277700021-4
                                 WF Sutter High Yield CB Pens Plan
                                 12222133
                                 P.O. Box 1533
                                 Minneapolis, MN 55480-1533

                                 Wells Fargo & Company                     Record      16.92%
                                 Acct#2466649841-4
                                 550 California Street
                                 MAC A0112-144
                                 ATTN: Juan Santa Cruz
                                 San Francisco, CA 94104-1010

                                 Charles Schwab & Co Inc                   Record       9.51%
                                 Acct#2100011534-3
                                 Special Custody Account
                                 Exclusively FBO the Customers
                                 101 Montgomery St
                                 San Francisco, CA 94104-4122

   Class B                       N/A

   Class C                       N/A

                                                Name and                  Type of    Percentage
             Fund                               Address                  Ownership    of Class
------------------------------   -------------------------------------   ---------   ----------
Income
   Class A                       Wells Fargo Bank MN NA FBO                Record      48.66%
                                 Income Bond Fund Class A
                                 Attn: Mutual Funds OPS
                                 P.O. Box 1533
                                 Minneapolis, MN 55480-1533

                                 Charles Schwab & Co Inc                   Record       6.85%
                                 Acct# 2100011534-3
                                 Exclusively FBO the Customers
                                 101 Montgomery St
                                 San Francisco, CA 94101-4122

   Class B                       N/A

   Institutional Class           Wells Fargo Bank MN NA FBO                Record      20.78%
                                 Acct #2100013949-7
                                 Income Fund I
                                 Attn: Mutual Funds OPS
                                 P.O. Box 1533
                                 Minneapolis, MN 55480-1533

                                 Wells Fargo Bank MN NA FBO                Record      60.30%
                                 Acct #2100014312-4
                                 Income Fund I
                                 Attn: Mutual Funds OPS
                                 P.O. Box 1533
                                 Minneapolis, MN 55480-1533

                                 Wells Fargo Bank MN NA FBO                Record      15.96%
                                 Acct #2100014314-0
                                 Income Fund I
                                 Attn: Mutual Funds OPS
                                 P.O. Box 1533
                                 Minneapolis, MN 55480-1533

Income Plus
   Class A                       Wells Fargo Bank MN NA FBO                Record       5.57%
                                 Kotzin Tobias #801012
                                 Attn: Mutual Fund OPS
                                 P.O. Box 1533
                                 Minneapolis, MN 55480-1533

                                 Wells Fargo Bank MN NA FBO                Record       5.77%
                                 Kotzin #800906
                                 Attn: Mutual Fund OPS
                                 P.O. Box 1533
                                 Minneapolis, MN 55480-1533

                                 Charles Schwab & Co, Inc.                 Record       8.06%
                                 Special Custody Account
                                 Exclusively FBO The Customers
                                 101 Montgomery Street
                                 San Francisco, CA 94104-4122

                                 Wells Fargo Bank MN NA FBO                Record       7.17%
                                 AFCTS - California Preneed Funeral
                                 14840500
                                 PO Box 1533
                                 Minneapolis MN 55480-1533

   Class B                       N/A

                                                Name and                  Type of    Percentage
             Fund                               Address                  Ownership    of Class
------------------------------   -------------------------------------   ---------   ----------
   Class C                       EMJAYCO                                   Record      12.93%
                                 OMNIBUS Account
                                 PO Box 170910
                                 Milwaukee, WI 53217-0909

Inflation-Protected Bond
   Class A                       Charles Schwab & Co Inc                   Record      37.85%
                                 Acct# 2100011534-3
                                 Exclusively FBO the Customers
                                 101 Montgomery St
                                 San Francisco, CA 94101-4122

                                 Wells Fargo Investments LLC               Record       5.84%
                                 A/C 6103-0298
                                 608 Second Avenue South 8th Fl
                                 Minneapolis, MN 54402-1916

   Class B                       N/A

   Class C                       N/A

   Institutional Class           Wells Fargo Bank MN NA FBO                Record      88.25%
                                 Diversified Equity I
                                 ATTN: Mutual Fund Ops
                                 P.O. Box 1533
                                 Minneapolis, MN 55480-1533

                                 Wells Fargo Bank MN NA FBO                Record      10.91%
                                 Diversified Equity I
                                 ATTN: Mutual Fund Ops
                                 P.O. Box 1533
                                 Minneapolis, MN 55480-1533

Intermediate Government Income
   Class A                       PFPC Brokerage Series                     Record       5.50%
                                 FBO Wells Fargo
                                 211 South Gulph Road
                                 King of Prussia, PA 19406-0001

                                 Wells Fargo Bank MN NA FBO                Record      12.37%
                                 Intermediate US Govt Fund
                                 Attn: Mutual Fund OPS
                                 P.O. Box 1533
                                 Minneapolis, MN 55480-1533

   Class B                       N/A

   Class C                       N/A

   Institutional Class           Wells Fargo Bank MN NA                    Record      27.34%
                                 Acct #210014380-7
                                 Interim US Gov't Fund I
                                 C/O Mutual Fund Processing
                                 P.O. Box 1450 NW 8477
                                 Minneapolis, MN 55485-1450

                                 Wells Fargo Bank MN NA                    Record      51.29%
                                 Acct #210014381-0
                                 Interim US Gov't Fund I
                                 C/O Mutual Fund Processing
                                 P.O. Box 1450 NW 8477
                                 Minneapolis, MN 55485-1450

                                                Name and                  Type of    Percentage
             Fund                               Address                  Ownership    of Class
------------------------------   -------------------------------------   ---------   ----------
                                 Wells Fargo Bank MN NA                    Record      19.93%
                                 Acct #210014383-6
                                 Interim US Gov't Fund I
                                 C/O Mutual Fund Processing
                                 P.O. Box 1450 NW 8477
                                 Minneapolis, MN 55485-1450

Limited Term Government Income
   Class A                       MLPF&S For the Sole Benefit of Its        Record       5.24%
                                 Customers
                                 ATTN: Mutual Fund Administration
                                 4800 Deer Lake Dr. East, 3rd Floor
                                 Jacksonville, FL 32246-6484

                                 Citigroup Global Markets Inc.             Record       6.37%
                                 00157672735
                                 333 West 34th St. - 3rd Floor
                                 New York, NY 10001-2483

                                 Bluebonnet Federal Credit Union           Record       5.07%
                                 1314 Texas Ave Ste 1800
                                 Houston TX 77002-3530

   Class B                       N/A

   Institutional Class           Wells Fargo Bank MN NA                    Record      35.18%
                                 Acct #210014315-3
                                 Limited Term Gov't Income FD
                                 c/o Mutual Fund Processing
                                 P.O. Box 1450 NW 8477
                                 Minneapolis, MN 55485-1450

                                 Wells Fargo Bank MN NA                    Record      44.31%
                                 Acct #210014316-6
                                 Limited Term Gov't Income FD1
                                 c/o Mutual Fund Processing
                                 P.O. Box 1450 NW 8477
                                 Minneapolis, MN 55485-1450

                                 Wells Fargo Bank MN NA                    Record      18.48%
                                 Acct #210014423-3
                                 Limited Term Gov't Income I
                                 c/o Mutual Fund Processing
                                 P.O. Box 1450 NW 8477
                                 Minneapolis, MN 55485-1450

                                                Name and                  Type of    Percentage
             Fund                               Address                  Ownership    of Class
------------------------------   -------------------------------------   ---------   ----------
Montgomery Short Duration
   Government Bond
   Class A                       MLPF&S for the Sole Benefit               Record      11.86%
                                 Of its Customers
                                 Attn Mutual Fund Administration
                                 4800 Deer Lake Dr E Fl 3
                                 Jacksonville FL 32246-6484

                                 Wells Fargo Investments LLC               Record       7.76%
                                 A/C 6830-9388
                                 608 2nd AVE S Fl 8
                                 Minneapolis MN 55402-1916

                                 First Clearing Corp                       Record       5.19%
                                 A/C 2438-7992
                                 L J & F A DeGeorge Char Trust
                                 DeGeorge Tr
                                 140 Intracoastal Pointe Dr Ste 410
                                 Jupiter FL 33477-5094

   Class B                       N/A

   Class C                       N/A

   Institutional Class           Charles Schwab & Co Inc                   Record      39.78%
                                 Special Custody Account
                                 Exclusively FBO the Customers
                                 101 Montgomery St
                                 San Francisco CA 94104-0001

                                 Prudential Securities                     Record      10.73%
                                 Special Custody Account
                                 FBO Clients - PC
                                 ATTN Mutual Funds
                                 1 New York Plz
                                 New York NY 10292-0001

Montgomery Total Return Bond
   Class A                       Charles Schwab & Co Inc                   Record      25.04%
                                 Special Custody Account
                                 Exclusively FBO the Customers
                                 101 Montgomery St
                                 San Francisco CA 94104-0001

                                 Merrill Lynch Pierce Fenner & Smith       Record       5.14
                                 Merrill Lynch Financial Services
                                 ATTN Service Team 97LJ4
                                 4800 Deer Lake Dr East Fl 2
                                 Jacksonville FL 32246-6484

   Class B                       N/A

   Class C                       Wells Fargo Investments LLC               Record       5.59%
                                 A/C 1988-4178
                                 608 2nd Ave S Fl 8
                                 Minneapolis, MN 55402-1916

   Institutional Class           Wells Fargo Bank MN NA                    Record      56.45%
                                 FBO Omnibus Account (Reinv/Reinv)
                                 PO Box 1533
                                 Minneapolis MN 55480-1533

                                                Name and                  Type of    Percentage
             Fund                               Address                  Ownership    of Class
------------------------------   -------------------------------------   ---------   ----------
                                 Charles Schwab & Co Inc                   Record      18.21%
                                 Special Custody Account
                                 Exclusively FBO the Customers
                                 101 Montgomery St
                                 San Francisco CA 94104-0001

                                 Wells Fargo Bank MN NA                    Record       5.29%
                                 FBO Omnibus Account (Cash/Cash)
                                 PO Box 1533
                                 Minneapolis MN 55480-1533

   Select Class                  Methuen Contributory Retirement           Record      41.76%
                                 System
                                 41 Pleasant St Ste 303
                                 Methuen MA 01844-3179

                                 Juvenile Diabetes Research                Record      22.40%
                                 Foundation Intl
                                 120 Wall St Fl 19
                                 New York NY 10005-4000

                                 US Department of Energy                   Record      21.11%
                                 Citistreet LLS as Custodian
                                 105 Rosemont Ave
                                 Westwood MA 02090-2318

                                 Local 183 Insurance Trust Fund            Record      14.34%
                                 U/A 07/12/2000
                                 MPP Plan
                                 52-35 Barnett Ave
                                 Long Island NY 11104-1017

Stable Income
   Class A                       Charles Schwab & Co. Inc.                 Record       7.70%
                                 Special Custody Account
                                 Exclusively FBO the Customers
                                 101 Montgomery St.
                                 San Francisco, CA 94104-4122

                                 NFSC FEBO # 251-042927                    Record      18.51%
                                 Reliance Trust Company
                                 Reliance Trust Company TTEE
                                 U/A 10/01/01
                                 3384 Peachtree Rd. NE Suite 900
                                 Atlanta, GA 30326-2828

   Class B                       N/A

   Class C                       N/A

   Institutional Class           Wells Fargo Bank MN NA                    Record      41.63%
                                 Acct #2100014418-1
                                 STABLE INCOME FUND I
                                 c/o Mutual Fund Processing
                                 P.O. Box 1533
                                 Minneapolis, MN 55485-0001

                                 Wells Fargo Bank MN NA                    Record      42.38%
                                 Acct #2100014417-8
                                 STABLE INCOME FUND I
                                 c/o Mutual Fund Processing
                                 P.O. Box 1450 NW 8477
                                 Minneapolis, MN 55485-1450

                                 Wells Fargo Bank MN NA                    Record       9.37%
                                 Acct #2100014416-5
                                 STABLE INCOME FUND I
                                 c/o Mutual Fund Processing
                                 P.O. Box 1450 NW 8477
                                 Minneapolis, MN 55485-1450

Tactical Maturity Bond
   Institutional Class           Wells Fargo Bank Minnesota N A            Record      87.25%
                                 OMNIBUS Account R/R
                                 C/O Mutual Fund Processing
                                 PO Box 1533
                                 Minneapolis, MN 55480-1533

                                 Wells Fargo Bank Minnesota NA                         10.91%
                                 OMNIBUS Account C/C
                                 C/O Mutual Fund Processing
                                 PO Box 1533
                                 Minneapolis, MN 55480-1533

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                      OTHER

     The Trust's Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                     COUNSEL

     Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectuses.

                              INDEPENDENT AUDITORS

     KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                              FINANCIAL INFORMATION

     The portfolios of investments and audited financial statements for the Funds, except for the Montgomery Short Duration Government Bond and Montgomery Total Return Bond Funds, for the fiscal year ended May 31, 2003, and for the Montgomery Short Duration Government Bond and Montgomery Total Return Bond Funds for the fiscal year ended June 30, 2003, are hereby incorporated by reference to the Funds' Annual Reports.

                                    APPENDIX

          The following is a description of the ratings given by S&P and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

Corporate Bonds

          S&P

          S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

               AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

               AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

               A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

               BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

               BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.

               B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

               CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

               Plus (+) or minus (-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

               CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

               C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

               D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

          Moody's

          Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment grade securities.

               Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

               Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

               A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

               Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

               Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

               B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

               Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

               Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

               C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

Short-Term Issue Credit Ratings (including Commercial Paper)

          S&P:

               A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

               A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

               A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

               B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

               C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

               D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Moody's:

               Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

               Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

               Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

               Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

                             WELLS FARGO FUNDS TRUST
                            Telephone: 1-800-222-8222

                       STATEMENT OF ADDITIONAL INFORMATION
                              Dated October 1, 2003

                   WELLS FARGO WEALTHBUILDER GROWTH PORTFOLIO
               WELLS FARGO WEALTHBUILDER GROWTH BALANCED PORTFOLIO
              WELLS FARGO WEALTHBUILDER GROWTH AND INCOME PORTFOLIO

     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about three funds in the Trust's family of funds (each a "Portfolio" and collectively the "Portfolios") -- the Wells Fargo WealthBuilder Growth Portfolio, Wells Fargo WealthBuilder Growth Balanced Portfolio and Wells Fargo WealthBuilder Growth and Income Portfolio. Each Portfolio is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolios offer a single class of shares.

     This SAI is not a prospectus and should be read in conjunction with the Portfolios' Prospectus, dated October 1, 2003. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. The audited financial statements for the Portfolios, which include the portfolios of investments and independent auditors' report for the year ended May 31, 2003, are hereby incorporated by reference to the Annual Report. The Prospectus and Annual Report may be obtained free of charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Historical Portfolio Information...............................................1

Investment Policies............................................................2

Additional Permitted Investment Activities and Associated Risks................4

Management....................................................................18

Performance Calculations......................................................28

Determination of Net Asset Value..............................................30

Additional Purchase and Redemption Information................................31

Portfolio Transactions........................................................32

Portfolio Expenses............................................................34

Taxes.........................................................................34

Proxy Voting Policies and Procedures..........................................42

Capital Stock.................................................................44

Other.........................................................................45

Counsel.......................................................................45

Independent Auditors..........................................................45

Financial Information.........................................................45

Appendix.....................................................................A-1

                        HISTORICAL PORTFOLIO INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (the "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest portfolios to the Portfolios (the "Reorganization"). Prior to November 5, 1999, the effective date of the consolidation of the Portfolios and the predecessor Norwest portfolios, the Portfolios had only nominal assets.

     The Portfolios described in this SAI were created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank"), and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The Reorganization followed the merger of the advisers' parent companies.

     The chart below indicates the predecessor Norwest portfolios that are the accounting survivors of the Wells Fargo Funds.

--------------------------------------------------------------------------------------------------
            Wells Fargo Portfolios                            Predecessor Portfolios
--------------------------------------------------------------------------------------------------
Wells Fargo WealthBuilder Growth Portfolio    Norwest WealthBuilder II Growth Portfolio
--------------------------------------------------------------------------------------------------
Wells Fargo WealthBuilder Growth Balanced     Norwest WealthBuilder II Growth Balanced Portfolio
   Portfolio
--------------------------------------------------------------------------------------------------
Wells Fargo WealthBuilder Growth and Income   Norwest WealthBuilder II Growth and Income Portfolio
   Portfolio
--------------------------------------------------------------------------------------------------

     The Wells Fargo WealthBuilder Growth Portfolio ("Growth Portfolio") commenced operations on November 8, 1999, as successor to the Norwest WealthBuilder II Growth Portfolio. The Norwest WealthBuilder II Growth Portfolio commenced operations on October 1, 1997. The financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest WealthBuilder II Growth Portfolio.

     The Wells Fargo WealthBuilder Growth Balanced Portfolio ("Growth Balanced Portfolio") commenced operations on November 8, 1999, as successor to the Norwest WealthBuilder II Growth Balanced Portfolio. The Norwest WealthBuilder II Growth Balanced Portfolio commenced operations on October 1, 1997. The financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest WealthBuilder II Growth Balanced Portfolio.

     The Wells Fargo WealthBuilder Growth and Income Portfolio ("Growth and Income Portfolio") commenced operations on November 8, 1999, as successor to the Norwest WealthBuilder II Growth and Income Portfolio. The Norwest WealthBuilder II Growth and Income Portfolio commenced operations on October 1, 1997. The financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest WealthBuilder II Growth and Income Portfolio.

                               INVESTMENT POLICIES

     Each Portfolio seeks to achieve its investment objective by investing substantially all of its investable assets in the securities of affiliated and un-affiliated open-ended management investment companies or series (the "Underlying Funds"). Accordingly, the investment experience of each Portfolio will correspond directly with the investment experience of its respective Underlying Funds.

     Information concerning each Portfolio's investment objective is set forth in the Prospectus for the Portfolios. There can be no assurance that the Portfolios will achieve their objectives. The principal features of the Portfolios' investment programs and the primary risks associated with those investment programs are discussed in the Prospectus. The principal features and certain risks of the Underlying Funds also are discussed in the Prospectus. However, since certain Underlying Funds are not advised by the adviser and are not affiliated with the Portfolios, there can be no assurance that the Underlying Funds will follow their stated policies.

     Fundamental Investment Policies

     Each Portfolio has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Portfolio.

The Portfolios may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Portfolio's investments in that industry would equal or exceed 25% of the current value of the Portfolio's total assets, provided that this restriction does not limit a Portfolio's investments in: (i) U.S. Government securities; (ii) repurchase agreements; or (iii) securities of other investment companies;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio's ownership would be more than 10% of the outstanding voting securities of any one issuer, provided that this restriction does not limit a Portfolio's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Portfolio's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Portfolio's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     Non-Fundamental Investment Policies

     Each Portfolio has adopted the following non-fundamental policies, which may be changed by the Trustees at any time without approval of such Portfolio's shareholders.

     (1) Each Portfolio may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Portfolio that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Portfolio that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

     (2) Each Portfolio may not invest or hold more than 15% of the Portfolio's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale,
(b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Portfolio may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC, and (ii) for other purposes if, as a result, no more than 5% of the Portfolio's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     (4) Each Portfolio may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Portfolio's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Portfolio may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Portfolio's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Portfolio may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     General

     Notwithstanding the foregoing policies, any other investment companies in which the Portfolios may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES
                              AND ASSOCIATED RISKS

     Set forth below are descriptions of certain investments and additional investment policies for the Portfolios. Not all of the Portfolios participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Portfolios (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Portfolio will be excluded in calculating total assets.

     Each Portfolio seeks to achieve its investment objective by investing substantially all of its assets in the securities of the Underlying Funds. Therefore, although the following discusses the additional permitted investment activities and associated risks of the Portfolios, it applies equally to the Underlying Funds, which may invest in the types of investments described. Thus, as used herein, the term "Portfolios" shall refer equally to both the Portfolios of the Trust as well as the Underlying Funds in each Portfolio. However, since certain Underlying Funds are non-affiliated with the adviser or the Portfolios, there can be no assurance that the Underlying Funds will continue to invest in these permitted investment activities.

     Although each Portfolio intends to invest substantially all of its assets in the Underlying Funds, each Portfolio reserves the right to invest assets not so invested in other instruments as outlined in the Prospectus.

     Asset-Backed Securities

     The Growth Balanced Portfolio may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Portfolio invests may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables ("CARS") and credit card receivables ("CARDS"). Payments of principal and interest on these asset-backed securities may be "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Portfolio experiencing difficulty in valuing or liquidating such securities. The Growth Balanced Portfolio may also invest in securities backed by pools of mortgages. These investments are described under the heading "Mortgage-Related Securities."

     Bank Obligations

     The Portfolios may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a Portfolio that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

     Bonds

     The Growth Balanced Portfolio may invest in bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate bonds.

     Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Borrowing

     The Portfolios may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Portfolio maintains a segregated account.

     Commercial Paper

     The Portfolios may invest in commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations," below), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Portfolios in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO").

     Convertible Securities

     The Portfolios may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different user. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

     The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

     While the Portfolios use the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Portfolio's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

     Derivative Securities

     The Portfolios may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more references. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Portfolio to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Portfolio's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

     Dollar Roll Transactions

     The Growth Balanced Portfolio may enter into dollar roll transactions wherein the Portfolio sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Portfolio assumes the risk of ownership. The Portfolio is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Portfolio's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. government securities or other liquid equity or debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

     Floating- and Variable-Rate Obligations

     The Growth Balanced Portfolio may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit the Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Portfolio may invest in obligations that are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Portfolio may invest. The adviser, on behalf of each Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Portfolio's investment portfolio. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

     The floating- and variable-rate instruments that the Portfolio may purchase include certificates of participation in such instruments.

     Foreign Government Securities

     The Portfolios may make investments in foreign government securities. Foreign government securities investments include the securities of "supranational" organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank if the adviser believes that the securities do not present risks inconsistent with a Portfolio's investment objective.

     Foreign Obligations and Securities

     Each Portfolio may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Investment income on and sales proceeds payable on certain foreign securities in which a Portfolio may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolio would otherwise be subject. The Portfolios may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Portfolios may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Portfolio from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     The Portfolios may enter into forward currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Portfolios from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date that is individually negotiated and is privately traded by currency traders and their customers. The Portfolios will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     The Portfolios may invest in foreign securities through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     Forward Commitment, When-Issued and Delayed-Delivery Transactions

     The Portfolios may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Portfolios will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, a Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     Futures Contracts and Options

     A Portfolio may seek to enhance its return through the writing (selling) and purchasing of exchange-traded and over-the-counter options on fixed-income securities or indices. A Portfolio may also attempt to hedge against a decline in the value of securities owned by it or an increase in the price of securities it plans to purchase through the use of those options and the purchase and sale of interest rate futures contracts and options on those futures contracts. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

     A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security, upon exercise at the exercise price during the option period. The amount of premium received or paid is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period, supply and demand and interest rates.

     Certain futures strategies employed by a Portfolio in making temporary allocations may not be deemed to be for bona fide hedging purposes, as defined by the CFTC.

     A Portfolio's use of options and futures contracts subjects a Portfolio to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on the adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options or futures contracts and movements in the price of the securities hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the other securities in which a Portfolio invests; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Portfolio's ability to limit exposures by closing its positions; (5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences; and (6) the potential for unlimited loss when investing in futures contracts or writing options for which an offsetting position is not held.

     Other risks include the inability of a Portfolio, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by a Portfolio. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. A Portfolio may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures position or that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

     Future Developments. The Portfolios may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Portfolios or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Portfolio's investment objective and legally permissible for each such Portfolio.

     Guaranteed Investment Contracts

     The Portfolios may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Portfolio will purchase a GIC only when the adviser has determined that the GIC presents minimal credit risks to the Portfolio and is of comparable quality to instruments in which the Portfolio may otherwise invest. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

     High Yield/Lower-Rated Debt Securities

     The Growth Balanced Portfolio may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (also known as high-yield securities or "junk bonds"). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities.

     The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

     The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish the Portfolio's ability to:
(a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value ("NAV"); and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

     Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

     Illiquid Securities

     The Portfolios may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale, and for which there may not be a readily available market, and which may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Portfolio. Each Portfolio may not invest or hold more than 15% of its net assets in illiquid securities.

     Loans of Portfolio Securities

     Each Portfolio may lend its portfolio securities pursuant to guidelines approved by the Trustees to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Portfolio. In connection with lending securities, a Portfolio may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur. A Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

     Wells Fargo Bank Minnesota, N.A. ("Wells Fargo Bank MN" or "Custodian") acts as Securities Lending Agent for the Portfolios, subject to the overall supervision of the Portfolios' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank MN is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

     Mortgage-Related Securities

     The Growth Balanced Portfolio may invest in mortgage-related securities (also known as mortgage pass-through securities), which represent interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-related securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Collateralized mortgage obligations, adjustable rate mortgages and mortgage participation certificates are the primary types of mortgage-related securities utilized by the Portfolio.

     Collateralized Mortgage Obligations ("CMOs"). The Portfolio may invest in investment-grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

     Adjustable Rate Mortgages ("ARMs"). The Portfolio may invest in ARMs issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, whereas those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     The Portfolio may also invest in ARMs offered by private issuers. These securities generally offer a higher rate of interest, but also involve greater credit and interest rate risk than U.S. Government agency issued ARMs because they offer no direct or indirect governmental guarantees. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

     Mortgage Participation Certificates. The Portfolio also may invest in mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"), both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Mortgage participation certificates differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

     Other Mortgage-Related Securities. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with the Portfolio's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     Prepayment and Extension Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Portfolio. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may also expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     Interest Rate Risk. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of the Portfolio's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Portfolio or if the Portfolio sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

     Municipal Bonds

     The Growth Balanced Portfolio may invest in municipal bonds. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated facilities.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Moreover, the Portfolio cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Portfolio and the liquidity and value of a Portfolio's investment portfolio. In such an event, the Portfolio would reevaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     Certain of the municipal obligations held by the Portfolio may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

     Municipal Notes. The Portfolio may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk).

     Other Investment Companies

     The principal investment strategy of each Portfolio is to invest in shares of other affiliated and unaffiliated open-end management investment companies (as defined previously, the "Underlying Funds"), subject to certain restrictions described below, and pursuant to the portfolio allocation percentages discussed in the Prospectus.

     Pursuant to exemptive relief, the Portfolios are generally permitted to purchase shares of affiliated mutual funds without regard to the restrictions established under section 12(d)(1) of the 1940 Act, and to purchase shares of unaffiliated mutual funds subject to the restrictions of section 12(d)(1)(F) under the 1940 Act. Currently, under section 12(d)(1)(F), a Portfolio's investment in unaffiliated mutual funds is subject to certain limitations: (i) the acquiring fund and its affiliated funds may acquire no more than 3% of the outstanding voting securities of the unaffiliated fund, (ii) the acquiring fund may charge a sales load of no more than 1.50% on its shares (iii) the unaffiliated acquired fund may limit the redemption by the acquiring fund to 1% of the unaffiliated fund's outstanding voting shares for any 30 day period; and
(iv) the acquiring fund is subject to the same voting requirements contained in section 12(d)(1)(E).

     Since each Portfolio seeks to achieve its investment objective by investing substantially all of its investable assets in the Underlying Funds, the investment experience of each of these Portfolios will correspond directly with the investment experience of its respective Underlying Funds. In addition, the Portfolios can be expected to charge operating expenses, such as investment advisory and administration fees, that would be for services different from, and in addition to, such services provided at the Underlying Fund level.

     iShares. The Portfolios, through their investment in certain Underlying Funds, may indirectly invest in iShares Trust and iShares, Inc.("iShares") which are registered investment companies that consist of numerous separate series (each an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

     Participation Interests

     Each Portfolio may purchase participation interests in loans or instruments in which the Portfolio may invest directly that are owned by banks or other institutions. A participation interest gives a Portfolio an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Portfolio with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Portfolio may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation interest.

     Privately Issued Securities

     The Portfolios may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Portfolio. Privately issued or Rule 144A Securities that are "illiquid" are subject to the Portfolios' policy of not investing or holding more than 15% of their net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Portfolio on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

     Repurchase Agreements

     Each Portfolio may enter into repurchase agreements, wherein the seller of a security to a Portfolio agrees to repurchase that security from a Portfolio at a mutually agreed upon time and price. A Portfolio may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Portfolio. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Portfolios' disposition of the security may be delayed or limited.

     A Portfolio may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Portfolio's net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Portfolio will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Trustees and that are not affiliated with the adviser. The Portfolios may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

     Reverse Repurchase Agreements

     The Portfolios may enter into reverse repurchase agreements (an agreement under which a Portfolio sells its securities and agrees to repurchase them at an agreed-upon date and price). At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase the securities.

     Short Sales

     The Portfolios may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales "against the box"). If a Portfolio makes a short sale "against the box," the Portfolio would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Portfolio's decision to make a short sale "against the box" may be a technique to hedge against market risks when the adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in a Portfolio's long position would be reduced by an offsetting future gain in the short position. Short sales transactions may have adverse tax consequences to the Portfolios and their shareholders.

     Each Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     Stripped Securities

     The Growth Balanced Portfolio may purchase Treasury receipts, securities of government-sponsored enterprises ("GSEs"), stripped mortgage-backed securities ("SMB") and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government, mortgage and other obligations. The stripped securities that the Portfolio may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Portfolio are not subject to prepayment or extension risk. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only. The Portfolio may only purchase principal-only SMBS.

     The Portfolio may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

     Swap Agreements

     To manage its exposure to different types of investments, a Portfolio may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars." In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor arrangement, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds a agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar arrangement entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

     Swap agreements may involve leverage and may be highly volatile; depending on how they are used they may have a considerable impact on the Portfolio's performance. Swap agreements involve risks depending upon the counterparties' creditworthiness and ability to perform as well as the Portfolio's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

     U.S. Government Obligations

     The Portfolios may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Warrants

     The Portfolios may invest in warrants. A warrant is an option to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during the specified period of time. The price of warrants does not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of a speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If a warrant is not exercised within the specified time period, it will become worthless and the Portfolio will lose the purchase price paid for the warrant and the right to purchase the underlying security.

     Zero Coupon Bonds

     The Growth Balanced Portfolio may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

     Nationally Recognized Statistical Ratings Organizations

     The ratings of Moody's Investors Services ("Moody's"), S&P and Fitch Investors Service, Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The adviser will consider such an event in determining whether the Portfolio involved should continue to hold the obligation. See the Appendix regarding the ratings systems of Moody's and S&P.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Portfolios."

     Trustees and Officers

     The Board supervises each Portfolio's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     General. The following table provides basic information about the Trustees and officers of the Trust. Each of the Trustees and officers listed below acts in identical capacities for each of the 92 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). The address of each Trustee and officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 72.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("independent Trustees"), appears separately from the information for the "interested" Trustees.


                           Position Held with                                        Other Public Company
     Name, Age and             Registrant/            Principal Occupation(s)       or Investment Company
        Address           Length of Service/1/          During Past 5 Years             Directorships
-----------------------   --------------------   --------------------------------   ---------------------
                                           INDEPENDENT TRUSTEES
Thomas S. Goho, 61        Trustee,               Wake Forest University, Calloway             N/A
                          since 1987             School of Business and
                                                 Accountancy, Benson-Pruitt
                                                 Professorship since 1999,
                                                 Associate Professor of Finance
                                                 1994-1999.

Peter G. Gordon, 61       Trustee, since 1998;   Chairman, CEO and Co-Founder of              N/A
                          (Lead Trustee, since   Crystal Geyser Water Company and
                          2001).                 President of Crystal Geyser
                                                 Roxane Water Company.

Richard M. Leach, 70      Trustee,               Retired. Prior thereto,                      N/A
                          since 1987             President of Richard M. Leach
                                                 Associates (a financial
                                                 consulting firm).

Timothy J. Penny, 51      Trustee,               Senior Counselor to the public               N/A
                          since 1996             relations firm of Himle-Horner
                                                 and Senior Fellow at the
                                                 Humphrey Institute, Minneapolis,
                                                 Minnesota (a public policy
                                                 organization).

Donald C. Willeke, 63     Trustee,               Principal of the law firm of                 N/A
                          since 1996             Willeke & Daniels.

                                          INTERESTED/2/ TRUSTEES

Robert C. Brown, 72       Trustee,               Retired. Director, Federal Farm              N/A
                          since 1992             Credit Banks Funding Corporation
                                                 and Farm Credit System Financial
                                                 Assistance Corporation until
                                                 February 1999.

J. Tucker Morse, 59       Trustee,               Private Investor/Real Estate                 N/A
                          since 1987             Developer; Chairman of White
                                                 Point Capital, LLC.

                           Position Held with                                        Other Public Company
    Name, Age and              Registrant/            Principal Occupation(s)       or Investment Company
       Address            Length of Service/1/          During Past 5 Years             Directorships
-----------------------   --------------------   --------------------------------   ---------------------
                                                OFFICERS
Karla M. Rabusch, 44      President,             Executive Vice President of                  N/A
                          Since 2003             Wells Fargo Bank, N.A., and
                                                 President of Wells Fargo Funds
                                                 Management, LLC. Senior Vice
                                                 President and Chief
                                                 Administrative Officer of Wells
                                                 Fargo Funds Management, LLC,
                                                 from March 2001 to March 2003;
                                                 Vice President of Wells Fargo
                                                 Bank, N.A., from December 1997
                                                 to May 2000.

Stacie D. De Angelo, 34   Treasurer,             Vice President of Wells Fargo                N/A
                          since 2003             Bank, N.A., and Vice President
                                                 of Operations of Wells Fargo
                                                 Funds Management, LLC. Prior
                                                 thereto, Operations Manager at
                                                 Scudder Weisel Capital, LLC,
                                                 from October 2000 to May 2001;
                                                 Director of Shareholder Services
                                                 at BISYS Fund Services from
                                                 September 1999 to October 2000;
                                                 Assistant Vice President with
                                                 Nicholas-Applegate Capital
                                                 Management from May 1993 to
                                                 September 1999.

C. David Messman, 43      Secretary,             Vice President and Counsel of                N/A
                          since 2000             Wells Fargo Bank, N.A. since
                                                 1996. Vice President and
                                                 Secretary of Wells Fargo Funds
                                                 Management, LLC since March
                                                 2001.

----------
/1/ Length of service dates reflects the Trustee's commencement of service with the Trust's predecessor entities, where applicable.

/2/ Basis of Interestedness. Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Portfolios' adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     Committees. All of the independent Trustees are also members of the Audit and Nominating Committees of the Trust. Whenever a vacancy occurs on the Board, the Nominating Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating Committee meets only as necessary, and did not meet during the Portfolios' most recently completed fiscal year. The Audit Committee oversees the Portfolios' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Portfolios' financial statements, and interacts with the Portfolios' independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met three times during the Portfolios' most recently completed fiscal year.

     Compensation. Each Trustee receives an annual retainer (payable quarterly) of $52,000 from the Fund Complex. Each Trustee also receives a combined fee of $5,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,000 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex receives an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's officers are not compensated by the Trust for their services. For the fiscal year ended May 31, 2003, the Trustees received the following compensation:

                     Compensation Table
                   Year Ended May 31, 2003
------------------------------------------------------
Trustee                                   Compensation
-------                                   ------------
                    INDEPENDENT TRUSTEES
Thomas S. Goho                              $73,000
Peter G. Gordon                             $83,000
Richard M. Leach                            $73,000
Timothy J. Penny                            $73,000
Donald C. Willeke                           $73,000
                    INTERESTED TRUSTEES
Robert C. Brown                             $73,000
W. Rodney Hughes*                           $37,000
J. Tucker Morse                             $73,000

----------
* Retired as of 12/31/02

     Beneficial Equity Ownership Information. As of the date of this SAI, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Portfolio equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

                   Beneficial Equity Ownership in Fund Complex
                      Calendar Year Ended December 31, 2002

---------------------------------------------------------------------------------------
                          Dollar Range of Equity Securities
                       of the WealthBuilder Portfolios of the Trust    Aggregate Dollar
                     -----------------------------------------------    Range of Equity
                       Growth    Growth Balanced      Growth and         Securities of
     Trustee         Portfolio     Portfolio       Income Portfolio      Fund Complex
---------------------------------------------------------------------------------------
                                  INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------
Thomas S. Goho           0              0                  0                   D
---------------------------------------------------------------------------------------
Peter G. Gordon          0              0                  0                   B
---------------------------------------------------------------------------------------
Richard M. Leach         0              0                  0                   0
---------------------------------------------------------------------------------------
Timothy J. Penny         0              0                  0                   B
---------------------------------------------------------------------------------------
Donald C. Willeke        0              0                  0                   B
---------------------------------------------------------------------------------------
                                  INTERESTED TRUSTEES
---------------------------------------------------------------------------------------
Robert C. Brown          0              0                  0                   C
---------------------------------------------------------------------------------------
J. Tucker Morse          0              0                  0                   D
---------------------------------------------------------------------------------------

     Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

     Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an "Advisory Agreement," and collectively, the "Advisory Agreements") for the Portfolios. At each quarterly meeting, the Board reviews the performance information and nature of services provided by the investment adviser and any sub-advisers. At least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser and investment sub-adviser (individually, an "Adviser" and collectively, "Advisers"), a description of the quality and nature of the services provided by the Advisers.

     Before approving an Advisory Agreement with an Adviser, the Board reviewed a detailed profitability analysis of the Adviser based on the fees payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Portfolios and the Adviser and affiliates. The Board also analyzed each Portfolio's contractual fees, including investment advisory and sub-advisory fees, administration fees and Rule 12b-1/distribution fees.

     The Board then reviewed statistical information regarding the performance and expenses of the Portfolios and was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for each Portfolio, the Board reviewed the performance information for a "Peer Group," a group of funds that was similar to the specific Portfolio, the relevant Lipper category of funds ("Lipper Group"), and an applicable broad-based index. The Board also reviewed data relating to the risk of each Portfolio as compared to its total return. This data showed the statistical measurement of the volatility of each Portfolio's total return throughout a specific time-period. The Board then also reviewed, for each Portfolio as compared to its Lipper Group and Peer Group, the: (i) combined contractual advisory and administration fees, (ii) net expense ratio, (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees. During its review, the Board considered the advisory fees paid by the Portfolios as well as the total fees paid to the Adviser for advisory and other services it provides to the Portfolios. The Board also reviewed information pertaining to the fee structure for each Portfolio and considered whether alternative fee structures (e.g. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Portfolio's asset levels.

     The Board then analyzed the Adviser's background and services that it provides to the Portfolios. The Board discussed the fact that the Adviser has established an investment program for each Portfolio and supervises and evaluates the sub-adviser. The Board recognized that the Adviser has an expertise in hiring and overseeing the activities of the sub-adviser. The Board also recognized that the primary investment adviser's oversight responsibilities include the monitoring of Portfolio compliance with federal securities laws and regulations. The Board reviewed the Adviser's compliance procedures including the Advisers' internal compliance policies relating to the respective codes of ethics and the Advisers' policies on personal trading, internal compliance procedures relating to the Portfolios' portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Portfolios with SEC and other regulatory requirements, maintenance of books and records of the Portfolios and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers, and a summary of any communications received from Portfolio shareholders since the last approval of the Advisory Agreements. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention given to the Portfolios by such persons. In evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel.

     In addition to the above considerations, the Board also analyzed certain factors relating specifically to the sub-adviser. For example, the Board considered the sub-adviser's investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board also considered soft dollar arrangements and other benefits received by the primary Adviser through its relationship with the sub-adviser (e.g. float income received by the Adviser on sale and redemption amounts, other contractual arrangements, or the general nature of the benefits received by affiliates of the primary Adviser that provide services to the Portfolios). The Board analyzed the degree to which the sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research. The Board also reviewed the sub-adviser's procedures for selecting brokers to execute portfolio transactions for the Portfolios. More specifically, the Board reviewed the method by which the sub-adviser selects brokers and the factors that the sub-adviser considers prior to selecting a broker to execute portfolio transactions. One such factor was the sub-adviser's consideration of obtaining research services or other soft dollar arrangements through the allocation of Portfolio brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Portfolios' investment portfolios. The Board reviewed the sub-adviser's method for allocating portfolio opportunities among the Portfolios and other advisory clients.

     Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination was based on the following factors more fully discussed above: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser's background and experience; (iii) an analysis of advisory fees paid by the Portfolios compared to other similar portfolios; and (iv) the level of profits realized by the primary investment adviser from its advisory arrangement with the Portfolios.

     Investment Adviser

     Wells Fargo Funds Management, LLC ("Funds Management"), provides investment advisory services for each of the Portfolios. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. Funds Management is responsible for implementing the investment policies and guidelines for the Portfolios, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Portfolios.

     As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Portfolio's average daily net assets:

------------------------------------------------------------
                                        Annual Rate
          Portfolio            (as percentage of net assets)
------------------------------------------------------------
Growth Portfolio                           0.35%
Growth Balanced Portfolio                  0.35%
Growth and Income Portfolio                0.35%
------------------------------------------------------------

     The Portfolios paid advisory fees, and the advisers waived such fees in the amounts indicated in the following table, for the fiscal years shown:

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                                    05/31/03            05/31/02              05/31/01
                               Funds Management     Funds Management    Wells Fargo/Funds Mgmt
                              ----------------------------------------------------------------
                                Fees      Fees       Fees      Fees        Fees       Fees
          Portfolio             Paid     Waived      Paid     Waived       Paid      Waived
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Growth Portfolio              $249,260   $13,052   $236,939   $61,365     $     0   $230,752
Growth Balanced Portfolio     $523,576   $   992   $317,403   $64,484     $37,447   $136,659
Growth and Income Portfolio   $133,870   $18,862   $129,085   $31,926     $     0   $118,860
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     General. Each Portfolio's Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Portfolio's outstanding voting securities or by the Trust's Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Portfolio's Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     Investment Sub-Adviser

     Funds Management has engaged Wells Capital Management Incorporated ("Wells Capital Management" or "Sub-Adviser") to serve as the sub-adviser to the Portfolios. Subject to the direction of the Trust's Board of Trustees and the overall supervision and control of Funds Management and the Trust, Wells Capital Management makes recommendations regarding the investment and reinvestment of the Portfolios' assets. Wells Capital Management furnishes to Funds Management periodic reports on the investment activity and performance of the Portfolios. Wells Capital Management also furnishes such additional reports and information as Funds Management and the Trust's Board of Trustees and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

     As compensation for its sub-advisory services to each Portfolio, Wells Capital Management is entitled to receive a monthly fee equal to an annual rate of 0.05% of the Portfolio's average daily net assets. Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

     Fees from Underlying Funds

     The Portfolios' shareholders will bear indirectly a pro-rata portion of fees of the Underlying Funds, including shareholder servicing fees and Rule 12b-1 distribution fees, some of which are used to compensate shareholder servicing and selling agents and the Portfolios' distributor for providing services to the Portfolios' shareholders. In order that these fees be available to pay for such services, the Portfolios may choose not to invest in the least expensive share class of an Underlying Fund. In addition, Funds Management, Wells Capital Management, their affiliates and Stephens, Inc, as distributor for the Portfolios may receive fees from the Underlying Funds for providing various services to the Underlying Funds. For example, Funds Management may receive advisory fees and Wells Capital Management may receive sub-advisory fees from the Underlying Funds and Wells Fargo Bank MN may receive fees for providing custody services to the Underlying Funds. These fees are separate from and in addition to fees received by Funds Management, Wells Capital Management and their affiliates for providing services to the Portfolios. These fees may differ among the Underlying Funds.

     Administrator

     The Trust has retained Funds Management (the "Administrator") as administrator on behalf of the Portfolios pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Portfolios' operations, including communication, coordination and supervision services with regard to the Portfolios' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Portfolios, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Portfolios' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Portfolios other than those services that are provided by the Portfolios' transfer agent, custodian and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Portfolios' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Portfolios' fees and expenses for services provided by the Portfolios' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. For providing administrative services, including paying the Portfolios' fees and expenses for services provided by the Portfolios' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee of 0.33% of the average daily net assets of each Portfolio.

     For the fiscal year-ends indicated below, the Portfolios paid the following amounts to Funds Management and/or Wells Fargo Bank for administration services:

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                                  05/31/03           05/31/02              05/31/01
         Portfolio            Funds Management   Funds Management   Wells Fargo/Funds Mgmt.
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Growth Portfolio                  $143,005           $127,845             $36,344
Growth Balanced Portfolio         $293,042           $163,666             $74,617
Growth and Income Portfolio       $ 84,496           $ 69,005             $     0
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     Distributor

     Stephens Inc. ("Stephens" or the "Distributor"), located at 111 Center Street, Little Rock, Arkansas 72201, serves as the distributor for the Portfolios. The Portfolios have adopted a distribution plan (a "Plan") under
Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the "Rule"). The

Plan was adopted by the Trust's Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Portfolios and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, each Portfolio pays Stephens, on a monthly basis, an annual fee of up to 0.75% of its average daily net assets, as compensation for distribution-related services or as reimbursement for distribution-related expenses.

     The actual fee payable to the Distributor by the Portfolios is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Portfolio shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     For the fiscal year ended May 31, 2003, the Portfolios paid Stephens the following fees for distribution-related services:

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                                                        Printing &
                                                          Mailing     Underwriters     Compensation
         Portfolio             Total     Advertising   Prospectuses   Compensation   to Broker/Dealers
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Growth Portfolio              $374,731       $0             $0          $374,731            $0
Growth Balanced Portfolio     $749,383       $0             $0          $749,383            $0
Growth and Income Portfolio   $218,188       $0             $0          $218,188            $0
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     General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Non-Interested Trustees on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Portfolio, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, act as selling agents for the Portfolios' shares pursuant to selling agreements with Stephens authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Trustees have concluded that the Plan is reasonably likely to benefit the Portfolios and their shareholders because the

Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Portfolios are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Portfolio assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Portfolios, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Portfolio shares.

     Custodian

     Wells Fargo Bank MN, located at 6th & Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Portfolio. The Custodian, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Portfolio, and pays all expenses of each Portfolio. For its services as Custodian, Wells Fargo Bank MN is entitled to receive an annual fee of 0.02% of the average daily net assets of each Portfolio.

     Fund Accountant

     Effective the first quarter of 2003, PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Portfolios. For its services as fund accountant, PFPC is entitled to receive an annual asset based Fund Complex fee, as listed in the chart below:

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Average Fund Complex
  Daily Net Assets     Annual Asset Based Fees
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   $0-85 billion               0.0057%
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   > $85 billion               0.0025%
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Each Portfolio's share of the annual asset based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Master Trust Portfolios). Finally, PFPC will be entitled to receive certain out-of-pocket costs.

     Prior to PFPC, Forum Accounting Services, LLC ("Forum Accounting") served as fund accountant for the Portfolios. For its services as fund accountant, Forum Accounting received a monthly base fee per Portfolio of $5,000. In addition, Forum Accounting was also entitled to receive a fee equal to 0.0025% of the average daily net assets of each Portfolio (excluding the net assets invested in master portfolios of Master Trust which paid Forum Accounting a similar fee).

     Transfer and Dividend Disbursing Agent

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Portfolios. For providing such services, BFDS is entitled to receive fees from the Administrator.

     Underwriting Commissions

     Stephens serves as the principal underwriter distributing securities of the Portfolios on a continuous basis. For the fiscal year ended May 31, 2003, the Portfolios paid (in the aggregate) $949,721 to Stephens in underwriting commissions, and Stephens retained $664. For the fiscal year ended May 31, 2002, the Portfolios paid (in the aggregate) $2,152,973 to Stephens in underwriting commissions, and Stephens retained $628. For the fiscal year ended May 31, 2001, the Portfolios paid (in the aggregate) $1,975,840 to Stephens in underwriting commissions, and Stephens retained $0.

     Code of Ethics

     The Fund Complex, the Adviser and the Sub-Adviser each have adopted a code of ethics that contains policies on personal securities transactions by "access persons." These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Portfolio or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Portfolio. The codes of ethics for the Fund Complex, Adviser and Sub-Adviser are on public file with, and are available from, the SEC.

                            PERFORMANCE CALCULATIONS

     The Portfolios may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Portfolio or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Portfolio's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Portfolio may be useful in reviewing the performance of such Portfolio and for providing a basis for comparison with investment alternatives. The performance of a Portfolio, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Portfolio. Annual and Semi-Annual Reports for the Portfolios may contain additional performance information, and are available free of charge upon request.

     Average Annual Total Return

     The Portfolios may advertise certain total return information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ERV. Average annual total return information for the fiscal year ended May 31, 2003, is incorporated by reference to the Portfolios' Annual Report.

     Average Annual Total Return (After Taxes on Distributions). As and to the extent required by the SEC, the Portfolio's average annual total returns (after taxes on distributions) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Portfolio distributions but without redemption of Portfolio shares ("ATV//D//") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ATV//D//.

     Average Annual Total Return (After Taxes on Distributions and Redemption). As and to the extent required by the SEC, the Portfolio's average annual total returns (after taxes on distributions and redemption) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Portfolio distributions and redemption of Portfolio shares ("ATV//DR//"), of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ATV//DR//.

     All of the above average annual total return information, along with the before-tax average annual total returns for an appropriate broad-based index, for the calendar year ended December 31, 2002, is presented in the Prospectus.

     From time to time and only to the extent the comparison is appropriate for a Portfolio, the Trust may quote the performance or price-earnings ratio of a Portfolio in advertising and other types of literature as compared to the performance of managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities, or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria.

     Any such comparisons may be useful to investors who wish to compare past performance of the Portfolios with the performance of a Portfolio's competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker-dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a Portfolio: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Portfolio; (ii) other government statistics;
(iii) the effect of tax-deferred compounding on the investment returns of a Portfolio or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Portfolio (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Portfolio invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of a Portfolio with respect to the particular industry or sector.

     The Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Funds Management and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Trust also may discuss in advertising and other types of literature that a Portfolio has been assigned a rating by an NRSRO, such as S&P. Such rating would assess the creditworthiness of the investments held by a Portfolio. The assigned rating would not be a recommendation to purchase, sell or hold a Portfolio's shares since the rating would not comment on the market price of a Portfolio's shares or the suitability of a Portfolio for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Portfolio or its investments. The Trust may compare the performance of a Portfolio with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Portfolio's past performance with other rated investments.

     From time to time, a Portfolio may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as Shareholder Servicing Agent for the Wells Fargo Funds Trust, provides various services to their customers that are also shareholders of the Portfolios. These services may include access to Wells Fargo Funds Trust's account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Portfolios through ATMs and the availability of combined Wells Fargo Bank and Wells Fargo Funds Trust account statements."

     The Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust's Adviser and the total amount of assets and mutual fund assets managed by Funds Management. As of June 30, 2003, Funds Management and its affiliates managed over $183 billion in actual fund assets.

     The Trust may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an online application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Trust may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

     NAV per share for each Portfolio is determined as of the close of regular trading at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Portfolios' shares.

     Each Portfolio's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest bid quotations. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on The Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Portfolio may be required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or the latest bid price but before a Portfolio calculates its NAV that materially affects the value of the security.

     Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Portfolios may be purchased on any day the Portfolios are open for business. Each Portfolio is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Portfolio received before such Portfolio's NAV calculation time generally are processed at such time on that Business Day. Purchase Orders received after a Portfolio's NAV calculation time generally are processed at such Portfolio's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Portfolios will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Portfolios may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Portfolios. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Portfolios will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Portfolio and that such Portfolio receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Portfolio; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     The Portfolios reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Portfolio for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Portfolio as provided from time to time in the Prospectus.

     Purchases and Redemptions for Existing Wells Fargo Funds Account Holders via the Internet. All existing shareholders who purchased their shares directly from Wells Fargo Funds may purchase additional shares of the Portfolio that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients; shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargofunds.com for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Portfolio shares in addition to those fees described in the Prospectus in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Portfolio shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Portfolio's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Sales Charge Waiver on Purchases of Class C shares. Shareholders who redeem from a Portfolio are allowed, within 120 days from the date of such redemption, to use the redemption proceeds to purchase Class C shares of another Wells Fargo Fund at NAV. Shareholders who choose this option will be subject to a 1.00% CDSC if they redeem their shares within one year from the date of purchase.

     Reduced Sales Charges for Employees of the Transfer Agent. Employees of BFDS, transfer agent for the Trust, may purchase WealthBuilder Portfolio shares at NAV.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trustees and the supervision of the Adviser, the Portfolios' Sub-Adviser is responsible for each Portfolio's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission, if any. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Portfolios also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Portfolio's securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Portfolio may purchase securities from underwriting syndicates of which Stephens or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.

     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealers including, to the extent and in the manner permitted by applicable law, Stephens or affiliated brokers. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     In placing orders for portfolio securities of a Portfolio, the Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the Sub-Adviser's trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Portfolio's investment portfolio transaction, give preference to a dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which the Sub-Adviser places securities transactions for a Portfolio may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Portfolios.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor when the Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Portfolios whenever such changes are believed to be in the best interests of the Portfolios and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Portfolio's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Portfolios, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also may result in adverse tax consequences to a Portfolio's shareholders. Portfolio turnover rate is not a limiting factor when the adviser deems portfolio changes appropriate.

     Brokerage Commissions. For the fiscal year ended May 31, 2003, the Portfolios paid no brokerage commissions. For the fiscal year ended May 31, 2002, the Portfolios paid a total of $8,865 in brokerage commissions on portfolio transactions. No commissions were paid to affiliated brokers.

                               PORTFOLIO EXPENSES

     From time to time, Funds Management may waive fees from the Portfolios in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Portfolio's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Portfolio; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Portfolio's shares; and pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Portfolios are charged against a Portfolio's assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Portfolios, in a manner proportionate to the net assets of each Portfolio, on a transactional basis, or on such other basis as the Trustees deem equitable.

                                     TAXES

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Taxes." The Prospectus generally describes the federal income tax treatment of distributions by the Portfolios. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

     A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Portfolio shares as capital assets within the meaning the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Portfolio shares through a tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the

United States, shareholders holding Portfolio shares as part of a hedge, straddle or conversion transaction, and shareholders who are not subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussion in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Portfolios. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Portfolio, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

     Qualification as a Regulated Investment Company. The Trust intends to continue to qualify each Portfolio as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Portfolio's shareholders. Each Portfolio will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Portfolio, rather than to the Trust as a whole. Furthermore, each Portfolio will separately determine its income, gains and expenses for federal income tax purposes.

     In order to qualify as a regulated investment company under the Code, each Portfolio must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains are directly related to a Portfolio's principal business of investing in stock or securities. Each Portfolio must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash, government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Portfolio's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Portfolio controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Portfolio may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Portfolio generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and net short-term capital gain, as well as 90% of its net tax-exempt income earned in each taxable year. A Portfolio generally will not be subject to federal income tax on the investment company taxable income and net capital gain it distributes to its shareholders. For this purpose, a Portfolio generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Portfolio may make the distributions in the following taxable year. Furthermore, if a Portfolio declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Portfolio and its shareholders will be treated as if the Portfolio paid the distribution by December 31 of the first taxable year. Each Portfolio intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Portfolio-level federal income taxation of such income and gain. However, no assurance can be given that a Portfolio will not be subject to federal income taxation.

     Excise Tax. A 4% nondeductible excise tax will be imposed on each Portfolio's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Portfolio intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Portfolio will not be subject to the excise tax.

     Capital Loss Carry-Forwards. A Portfolio is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Portfolio's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Portfolio-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Portfolios do not expect to distribute such capital gains. The Portfolios cannot carry back or carry forward any net operating losses.

     Equalization Accounting. Under the Code, the Portfolios may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Portfolio's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Portfolio to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Portfolio's total returns, it may reduce the amount that the Portfolio would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Portfolio shares on Portfolio distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Portfolios, and thus the use of this method may be subject to IRS scrutiny.

     Investment through Underlying Funds. The Portfolios seek to continue to qualify as regulated investment companies by investing substantially all of their assets through the Underlying Funds. Each Underlying Fund intends to continue to qualify as a regulated investment company under the Code as well.

     Taxation of Underlying Fund Investments. In general, if an Underlying Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Underlying Fund has held the disposed securities for more than one year at the time of disposition.

     If an Underlying Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Underlying Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Underlying Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Underlying Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Underlying Fund held the debt obligation. An Underlying Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Underlying Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by an Underlying Fund.

     If an option granted by an Underlying Fund lapses or is terminated through a closing transaction, such as a repurchase by the Underlying Fund of the option from its holder, the Underlying Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Underlying Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by an Underlying Fund pursuant to the exercise of a call option granted by it, the Underlying Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by an Underlying Fund pursuant to the exercise of a put option written by it, the Underlying Fund will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by an Underlying Fund will be deemed "Section 1256 contracts." An Underlying Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the "60%/40%" rule.

     Foreign exchange gains and losses realized by an underlyingFund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Underlying Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to an Underlying Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Underlying Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds an Underlying Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Underlying Fund or its shareholders in future years.

     Offsetting positions held by an Underlying Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." The tax treatment of "straddles" is governed by Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. If an Underlying Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. An Underlying Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to an Underlying Fund may differ. Generally, to the extent the straddle rules apply to positions established by an Underlying Fund, losses realized by the Underlying Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if an Underlying Fund had not engaged in such transactions.

     If an Underlying Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Underlying Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when an Underlying Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or
(iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon an Underlying Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon an Underlying Fund's holding period in the property and the application of various loss deferral provisions in the Code.

     The amount of long-term capital gain an Underlying Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain an Underlying Fund would have had if the Underlying Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     "Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If an Underlying Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Underlying Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Underlying Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

     An Underlying Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require an Underlying Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Underlying Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, an Underlying Fund may incur the tax and interest charges described above in some instances.

     Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Underlying Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of an Underlying Fund as a regulated investment company might be jeopardized. The Underlying Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Underlying Fund to qualify as a regulated investment company may limit the extent to which an Underlying Fund will be able to engage in swap agreements.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Underlying Funds may involve sophisticated tax rules that may result in income or gain recognition by the Underlying Funds without corresponding current cash receipts. Although the Underlying Funds seek to avoid significant noncash income, such noncash income could be recognized by the Underlying Funds, in which case the Underlying Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Underlying Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

     Taxation of Distributions. For federal income tax purposes, a Portfolio's earnings and profits, described above, are determined at the end of the Portfolio's taxable year and are allocated pro rata over the entire year. All distributions paid out of a Portfolio's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Portfolio, generally are deemed to be taxable distributions and must be reported on each shareholder's federal income tax return. Distributions in excess of a Portfolio's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Portfolio shares and then capital gain. A Portfolio may make distributions in excess of earnings and profits to a limited extent, from time to time.

     Distributions designated by a Portfolio as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Portfolio's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Portfolio shares. Each Portfolio will designate capital gains distributions, if any, in a written notice mailed by the Portfolio to its shareholders not later than 60 days after the close of the Portfolio's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest a Portfolio earned on direct obligations of the U.S. Government if the Portfolio meets the state's minimum investment or reporting requirements, if any. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Portfolio Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Portfolio shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Portfolio shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Portfolio, explained further below, may be required to treat a loss on the sale or exchange of Portfolio shares as a long-term capital loss.

     If a shareholder sells or exchanges Portfolio shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Portfolio or a different regulated investment company, the sales charge previously incurred in acquiring the Portfolio's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Portfolio shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

     If a shareholder receives a capital gain distribution with respect to any Portfolio share and such Portfolio share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Portfolio share will be treated as a long-term capital loss to the extent of the capital gain distribution. These loss disallowance rule does not apply to losses realized under a periodic redemption plan.

     Foreign Taxes. Amounts realized by a Portfolio on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Portfolio will be eligible to file an annual election with the IRS pursuant to which the Portfolio may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Portfolio, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Portfolios expect to qualify for this election.

     Federal Income Tax Rates. As of the printing of this SAI, under recently enacted tax legislation, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Portfolio sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

     Such recently enacted tax legislation also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" of 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Portfolio's gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Portfolio shares. If less than 95% of the Portfolio's income is attributable to qualified dividend income, then only the portion of the Portfolio's distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Portfolio will only be treated as realizing qualified dividend income to the extent it receives dividends attributable to investments in certain domestic and foreign corporations and certain holding period requirements are met, including by individual Portfolio shareholders to qualify for the reduced rate of taxation. Only dividends from direct investments will qualify. Payments received by the Portfolio derived from securities lending, repurchase and other derivative transactions ordinarily will not. The rules attributable to the qualification of Portfolio distributions as qualified dividend income are complex, including the holding period requirements. Individual Portfolio shareholders therefore are urged to consult their own tax advisors and financial planners.

     The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2003.

     Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Portfolio shareholder, unless the shareholder generally certifies that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Portfolio that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.

     Tax-Deferred Plans. The shares of the Portfolios are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Portfolio shares through a tax-advantaged plan or account.

     Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Portfolio may be eligible for the dividends-received deduction on Portfolio distributions attributable to dividends received by the Portfolio from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Portfolio attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Portfolio shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Portfolio holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Portfolio becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

     Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Portfolio and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ( "foreign shareholders") generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies. However, if a distribution paid by a Portfolio to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders' capital gains realized on the disposition of Portfolio shares and capital gains distributions generally are not subject to federal income tax, withholding or otherwise, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to a income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

     If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Portfolio shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Portfolio shares made by foreign shareholders.

     The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

     Special rules apply to foreign partnerships and those holding Portfolio shares through foreign partnerships.

                      PROXY VOTING POLICIES AND PROCEDURES

     Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the "Trusts") and Wells Fargo Funds Management, LLC ("Funds Management") have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

     The Procedures set forth Funds Management's general position on various proposals, such as:

     . Routine Items - Funds' Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

     . Corporate Governance - Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

     . Anti-Takeover Matters - Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

     . Mergers/Acquisitions and Corporate Restructurings - Funds Management's Proxy Committee will examine these items on a case-by-case basis.

     . Shareholder Rights - Funds Management will generally vote against proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds' voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust's Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by the companies/subsidiaries within the Wells Fargo & Company organization.

     In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

     Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available annually, beginning no later than August 31, 2004, through the Funds' website at WellsFargoFunds.com and on the Commission's website at http://www.sec.gov.

                                 CAPITAL STOCK

     The Portfolios are three of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a fund represents an equal, proportionate interest in a fund with all other shares. Shareholders bear their pro rata portion of the Portfolio's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     All shares of a Portfolio have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Portfolio's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Portfolio involved. Additionally, approval of an advisory contract, since it affects only one Portfolio, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Portfolio, means the vote of the lesser of (i) 67% of the shares of the Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a Portfolio represents an equal proportional interest in the Portfolio with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Portfolio are entitled to receive the assets attributable to that Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular Portfolio or investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below, as of September 10, 2003, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a Portfolio or 5% or more of the voting securities as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Portfolio as a whole.

                     5% OWNERSHIP AS OF SEPTEMBER 10, 2003

-----------------------------------------------------------------------
                                                  Type of    Percentage
         Portfolio            Name and Address   Ownership    of Class
-----------------------------------------------------------------------
Growth Portfolio                     N/A            N/A         N/A
Growth Balanced Portfolio            N/A            N/A         N/A
Growth and Income Portfolio          N/A            N/A         N/A
-----------------------------------------------------------------------

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Portfolio, or is identified as the holder of record of more than 25% of a Portfolio and has voting and/or investment powers, it may be presumed to control such Portfolio.

                                     OTHER

     The Trust's Registration Statement, including the Prospectus and SAI for the Portfolios and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Portfolios' Prospectus.

                              INDEPENDENT AUDITORS

     KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolios of investments and audited financial statements for the Portfolios for the year ended May 31, 2003, are hereby incorporated by reference to the Portfolios' Annual Report.

                                    APPENDIX

          The following is a description of the ratings given by S&P and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

          Corporate Bonds

          S&P

          S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

               AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

               AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

               A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

               BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

               BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

               B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

               CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

               Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

               CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

               C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

               D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

          Moody's

          Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment grade securities.

               Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

               Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

               A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

               Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

               Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

               B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

               Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

               Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

               C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

     Short-Term Issue Credit Ratings (including Commercial Paper)

          S&P:

               A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

               A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

               A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

               B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

               C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

               D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Moody's:

          Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

          Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

          Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

          Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

                             WELLS FARGO FUNDS TRUST
                         File Nos. 333-74295; 811-09253

                                     PART C
                                OTHER INFORMATION

Item 23.  Exhibits.
          ---------
     Exhibit
     Number                                   Description
     -------------      --------------------------------------------------------

     (a)             -  Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 54, filed December 27, 2002.

     (b)             -  Not Applicable.

     (c)             -  Not Applicable.

     (d)(1)(i)       -  Investment Advisory Agreement with Wells Fargo Funds
                        Management, LLC, filed herewith.

           (ii)      -  Amended and Restated Fee and Expense Agreement between
                        Wells Fargo Funds Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Schedule A, filed herewith.

        (2)(i)       -  Investment Sub-Advisory Agreement with Barclays Global
                        Fund Advisors, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Appendix I, incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002.

           (ii)      -  Investment Sub-Advisory Agreement with Galliard Capital
                        Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 29, filed November 1, 2001; Appendix A, filed herewith.

           (iii)     -  Investment Sub-Advisory Agreement with Peregrine Capital
                        Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Appendix A, filed herewith.

           (iv)      -  Investment Sub-Advisory Agreement with Schroder
                        Investment Management North America Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 58, filed June 9, 2003; Appendix A, filed herewith.

           (v)       -  Investment Sub-Advisory Agreement with Smith Asset
                        Management Group, L.P, incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 58, filed June 9, 2003; Appendix A, filed herewith.

           (vi)      -  Investment Sub-Advisory Agreement with Wells Capital
                        Management Incorporated, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Appendix A, Schedule A, and Appendix A to Schedule A, filed herewith.

           (vii)     -  Investment Sub-Advisory Agreement with Dresdner RCM
                        Global Investors, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 58, filed June 9, 2003; Appendix A, filed herewith.

           (viii)    -  Not Applicable.

           (ix)      -  Investment Sub-Advisory Agreement with Cadence Capital
                        Management, incorporated by reference to Post-Effective Amendment No. 26, filed September 12, 2001; Appendix A, filed herewith.

           (x)       -  Investment Sub-Advisory Agreement with Sutter Advisors
                        LLC, filed herewith.

           (xi)      -  Investment Sub-Advisory Agreement with Systematic
                        Financial Management, L.P., filed herewith.

     (e)             -  Amended and Restated Distribution Agreement along with
                        Form of Selling Agreement, incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002; Appendix A, filed herewith.

     (f)             -  Not Applicable.

     (g)(1)          -  Not Applicable.

        (2)          -  Custody Agreement with Wells Fargo Bank Minnesota, N.A., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Appendix A, filed herewith.

           (i)       -  Delegation Agreement (17f-5) with Wells Fargo Bank
                        Minnesota, N.A., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Exhibit A, filed herewith.

        (3)          -  Securities Lending Agreement by and among Wells Fargo
                        Funds Trust, Wells Fargo Funds Management, LLC and Wells Fargo Bank Minnesota, N.A., incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Exhibit A, filed herewith.

        (4)          -  Not Applicable.

     (h)(1)          -  Administration Agreement with Wells Fargo Funds
                        Management, LLC, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Appendix A, filed herewith.

        (2)          -  Accounting Services Agreement with PFPC Inc.,
                        incorporated by reference to Post-Effective Amendment No. 54, filed December 27, 2002; Exhibit A, filed herewith.

        (3)          -  Transfer Agency and Service Agreement with Boston
                        Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Amendment to Transfer Agreement, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Schedule A, filed herewith.

        (4)          -  Shareholder Servicing Plan, incorporated by reference to
                        Post-Effective Amendment No. 16, filed October 30, 2000; Appendix A, filed herewith.

        (5)          -  Shareholder Servicing Agreement, incorporated by
                        reference to Post-Effective Amendment No. 8, filed December 17, 1999.

     (i)             -  Legal Opinion, filed herewith.

     (j)(A)          -  Consent of Independent Auditors, filed herewith.

     (j)(1)          -  Power of Attorney, Robert C. Brown, incorporated by
                        reference to Post-Effective Amendment No. 65, filed August 15, 2003.

        (2)          -  Not Applicable.

        (3)          -  Not Applicable.

        (4)          -  Power of Attorney, Thomas S. Goho, incorporated by
                        reference to Post-Effective Amendment No. 65, filed August 15, 2003.

        (5)          -  Power of Attorney, Peter G. Gordon, incorporated by
                        reference to Post-Effective Amendment No. 65, filed August 15, 2003.

        (6)          -  Not Applicable.

        (7)          -  Power of Attorney, Richard M. Leach, incorporated by
                        reference to Post-Effective Amendment No. 65, filed August 15, 2003.

        (8)          -  Power of Attorney, J. Tucker Morse, incorporated by
                        reference to Post-Effective Amendment No. 65, filed August 15, 2003.

        (9)          -  Power of Attorney, Timothy J. Penny, incorporated by
                        reference to Post-Effective Amendment No. 65, filed August 15, 2003.

        (10)         -  Power of Attorney, Donald C. Willeke, incorporated by
                        reference to Post-Effective Amendment No. 65, filed August 15, 2003.

        (11)         -  Not Applicable.

        (12)         -  Power of Attorney, Karla M. Rabusch, incorporated by
                        reference to Post-Effective Amendment No. 65, filed August 15, 2003.

        (13)         -  Not Applicable.

        (14)         -  Power of Attorney, Stacie D. DeAngelo, incorporated by
                        reference to Post-Effective Amendment No. 65, filed August 15, 2003.

     (k)             -  Not Applicable.

     (l)             -  Not Applicable.

     (m)             -  Rule 12b-1 Plan, incorporated by reference to
                        Post-Effective Amendment No. 23, filed July 1, 2001; Appendix A, filed herewith (see Exhibit (e) above for related Distribution Agreement).

     (n)             -  Rule 18f-3 Plan, incorporated by reference to
                        Post-Effective Amendment No. 58, filed June 9, 2003; Appendix A, filed herewith.

     (o)             -  Not Applicable.

     (p)(1)          -  Joint Code of Ethics for Funds Trust, Master Trust and
                        Variable Trust, incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001.

        (2)          -  Wells Fargo Funds Management, LLC Code of Ethics,
                        incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001.

        (3)          -  Barclays Global Investors, N.A. Code of Ethics,
                        incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001.

        (4)          -  Dresdner RCM Global Investors, LLC Code of Ethics,
                        incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

        (5)          -  Galliard Capital Management, Inc. Code of Ethics,
                        incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

        (6)          -  Peregrine Capital Management, Inc. Code of Ethics,
                        incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

        (7)          -  Schroder Investment Management North America Inc. Code
                        of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

        (8)          -  Smith Asset Management Group, L.P. Code of Ethics,
                        incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

        (9)          -  Wells Capital Management Incorporated Code of Ethics,
                        incorporated by reference to Post-Effective Amendment No. 58, filed June 9, 2003.

        (10)         -  Cadence Capital Management Code of Ethics, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001.

        (11)         -  Not Applicable.

        (12)         -  Sutter Advisors LLC Code of Ethics, incorporated by
                        reference to Post-Effective Amendment No. 54, filed December 27, 2002.

        (13)         -  Systematic Financial Management, L.P. Code of Ethics,
                        filed herewith.

Item 24.  Persons Controlled by or Under Common Control with the Fund.
          ------------------------------------------------------------

          Registrant believes that no person is controlled by or under common control with Registrant.

Item 25.  Indemnification.
          ----------------

          Article V of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's Trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Section
3.9 of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary.

Item 26.  Business and Other Connections of Investment Adviser.
          -----------------------------------------------------

          (a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

               To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

          (b) Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), serves as a sub-adviser to various Funds of the Trust and as adviser or sub-adviser to certain other open-end management investment companies. The descriptions of BGFA in Parts A and B of the Registration Statement are incorporated by reference herein. The directors and officers of BGFA also serve as directors or officers of BGI. To the knowledge of the Registrant, none of the directors or officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (c) Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, serves as sub-adviser to various Funds of the Trust. The descriptions of Wells Capital Management in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (d) Peregrine Capital Management, Inc. ("Peregrine"), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (e) Schroder Investment Management North America Inc. ("Schroder"), serves as sub-adviser to the Small Cap Opportunities Fund of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (f) Galliard Capital Management, Inc. ("Galliard"), an indirect, wholly owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (g) Smith Asset Management Group, L.P. ("Smith"), in which Wells Fargo Bank maintains an indirect, minority-ownership interest, serves as sub-adviser to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (h) Dresdner RCM Global Investors LLC ("Dresdner"), an indirect, wholly owned subsidiary of Dresdner Bank AG, serves as sub-adviser for the Specialized Technology Fund and Specialized Health Sciences Fund of the Trust. The descriptions of Dresdner in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Dresdner is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (i) Cadence Capital Management ("Cadence") serves as sub-adviser for the master portfolio in which the Large Cap Appreciation Fund invests. The descriptions of Cadence in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cadence is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (j) Sutter Advisors LLC ("Sutter") serves as the sub-adviser to the High Yield Bond Fund of the Trust. The descriptions of Sutter in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Sutter is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

          (k) Systematic Financial Management, L.P. ("Systematic") serves as the sub-adviser to the master portfolio in which the Large Cap Value Fund invests. The descriptions of Systematic in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Systematic is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

          (l) LSV Asset Management ("LSV") is expected to serve as the sub-adviser to the master portfolio in which the Overseas Fund is expected to invest upon the Fund's and the portfolio's commencement of operations later this year. The descriptions of LSV in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors of officers of LSV is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

Item 27.  Principal Underwriters.
          -----------------------

          (a) Stephens Inc. ("Stephens"), distributor for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies. Stephens Capital Management, an operating division of Stephens, acts as an investment adviser for certain funds of The Diversified Investors Fund Group, also an open-end management investment company.

          (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D thereto, filed by Stephens with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (File No. 501-15510).

          (c)  Not Applicable.

Item 28.  Location of Accounts and Records.
          ---------------------------------

          (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, California 94105.

          (b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, California 94105.

          (c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

          (d) Barclays Global Fund Advisors and Barclays Global Investors, N.A. maintain all Records relating to their services as sub-adviser (and through April 12, 2002, as custodian for the Asset Allocation and Index Allocation Funds) at 45 Fremont Street, San Francisco, California 94105.

          (e) Stephens Inc. maintains all Records relating to its services as distributor at 111 Center Street, Little Rock, Arkansas 72201.

          (f) Wells Fargo Bank Minnesota, N.A. maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, Minnesota 55479-0040.

          (g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, California 94105.

          (h) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402.

          (i) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55402.

          (j) Smith Asset Management Group, L.P. maintains all Records relating to its services as investment sub-adviser at 200 Crescent Court, Suite 850, Dallas, Texas 75201.

          (k) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 875 Third Avenue, 22nd Floor, New York, New York 10022.

          (l) Dresdner RCM Global Investors, LLC maintains all Records relating to its services as investment sub-adviser at Four Embarcadero Center, San Francisco, California 94111.

          (m) Cadence Capital Management maintains all Records relating to its services as investment sub-adviser at 265 Franklin Street, Boston, Massachusetts 02110.

          (n) Sutter Advisors LLC maintains all Records relating to its services as investment sub-adviser at 550 California Street, San Francisco, California 94104.

          (o) Systematic Financial Management, L.P. maintains all Records relating to its services as investment sub-adviser at 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, New Jersey 07666.

          (p) LSV Asset Management will maintain all Records relating to its services as investment sub-adviser at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Item 29.  Management Services.
          --------------------

          Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.  Undertakings.  Not Applicable.
          -------------

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 1st day of October, 2003.

                                        WELLS FARGO FUNDS TRUST

                                        By:     /s/ Christopher R. Bellonzi
                                           -------------------------------------
                                                  Christopher R. Bellonzi
                                                    Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 66 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

         Signature                          Title                      Date
----------------------------   --------------------------------   --------------

              *
----------------------------   Trustee
      Robert C. Brown

              *
----------------------------   Trustee
       Thomas S. Goho

              *
----------------------------   Trustee
      Peter G. Gordon

              *
----------------------------   Trustee
      Richard M. Leach

              *
----------------------------   Trustee
      J. Tucker Morse

              *
----------------------------   Trustee
      Timothy J. Penny

              *
----------------------------   Trustee
     Donald C. Willeke

              *
----------------------------   President
      Karla M. Rabusch         (Principal Executive Officer)

              *
----------------------------   Treasurer
     Stacie D. DeAngelo        (Principal Financial Officer)

                                                                      10/1/2003

*By:  /s/ Christopher R. Bellonzi
    -------------------------------
        Christopher R. Bellonzi
          As Attorney-in-Fact
            October 1, 2003

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 1st day of October, 2003.

                                       WELLS FARGO MASTER TRUST

                                       By:     /s/ Christopher R. Bellonzi
                                          --------------------------------------
                                                 Christopher R. Bellonzi
                                                   Assistant Secretary

                             WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253

                                  EXHIBIT INDEX

Exhibit Number                               Description

EX-99.B(d)(1)(i)     Investment Advisory Agreement with Wells Fargo Funds
                     Management, LLC

EX-99.B(d)(1)(ii)    Schedule A to the Amended and Restated Fee and Expense
                     Agreement between Wells Fargo Funds Trust and Wells Fargo
                     Funds Management, LLC

EX-99.B(d)(2)(ii)    Appendix A to the Investment Sub-advisory Agreement with
                     Galliard Capital Management, Inc.

EX-99.B(d)(2)(iii)   Appendix A to the Investment Sub-Advisory Agreement with
                     Peregrine Capital Management, Inc.

EX-99.B(d)(2)(iv)    Appendix A to the Investment Sub-Advisory Agreement with
                     Schroder Investment Management North America Inc.

EX-99.B(d)(2)(v)     Appendix A to the Sub-Advisory Agreement with Smith Asset
                     Management, L.P.

EX-99.B(d)(2)(vi)    Appendix A, Schedule A, and Appendix A to Schedule A to the
                     Investment Sub-Advisory Agreement with Wells Capital
                     Management Incorporated

EX-99.B(d)(2)(vii)   Appendix A to the Sub-Advisory Agreement with Dresdner RCM
                     Global Investors, LLC.

EX-99.B(d)(2)(ix)    Appendix A to the Investment Sub-Advisory Agreement with
                     Cadence Capital Management

EX-99.B(d)(2)(x)     Investment Sub-Advisory Agreement with Sutter Advisors LLC

EX-99.B(d)(2)(xi)    Investment Sub-Advisory Agreement with Systematic Financial
                     Management, L.P.

EX-99.B(e)           Appendix A to the Amended and Restated Distribution
                     Agreement

EX-99.B(g)(2)        Appendix A to the Custody Agreement with Wells Fargo Bank
                     Minnesota, N.A.

EX-99.B(g)(2)(i)     Exhibit A to the Delegation Agreement (17f-5) with Wells
                     Fargo Bank Minnesota, N.A.

EX-99.B(g)(3)        Exhibit A to the Securities Lending Agreement by and among
                     Wells Fargo Funds Trust, Wells Fargo Funds Management, LLC and Wells Fargo Bank Minnesota, N.A.

EX-99.B(h)(1)        Appendix A to the Administration Agreement with Wells Fargo
                     Funds Management, LLC

EX-99.B(h)(2)        Exhibit A to the Accounting Services Agreement with PFPC
                     Inc.

EX-99.B(h)(3)        Schedule A to the Transfer Agency and Service Agreement
                     with Boston Financial Data Services, Inc.

EX-99.B(h)(4)        Appendix A to the Shareholder Servicing Plan

EX-99.B(i)           Legal Opinion

EX-99.B(m)           Appendix A to the Rule 12b-1 Plan

EX-99.B(n)           Appendix A to the Rule 18f-3 Plan

EX-99.B(p)(13)       Systematic Financial Management, L.P. Code of Ethics